UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2026 (September 6, 2026)

WAFD, INC.
(Exact name of Registrant as specified in its charter)

Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)

(206) 624-7930
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On September 6, 2026, WaFd, Inc., a Washington corporation (“WaFd”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EverBank Financial Corp, a Delaware corporation (“EverBank”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, EverBank will merge with and into WaFd (the “Merger”), with WaFd continuing as the surviving corporation in the Merger (the “Surviving Corporation”). Immediately following the Merger, the Surviving Corporation will change its name to EverBank Financial Corp and its wholly owned banking subsidiary, WaFd Bank, a Washington state-chartered bank, will merge with and into EverBank’s wholly owned banking subsidiary, EverBank, National Association, a national banking association (the “Bank Merger”), with EverBank, National Association continuing as the surviving bank in the Bank Merger (the “Surviving Bank”). The Merger Agreement was unanimously approved by the Board of Directors of each of WaFd and EverBank.

Effects of the Merger

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of EverBank’s Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share (together, “EverBank Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares as set forth in the Merger Agreement, will be converted into the right to receive a number of shares of common stock, par value $1.00 per share, of WaFd (“WaFd Common Stock”) equal to the Exchange Ratio (as defined below). Each share of WaFd Common Stock and WaFd’s 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock will remain issued and outstanding and not affected by the Merger.

The “Exchange Ratio” will be determined in accordance with the Merger Agreement such that immediately following the Merger:

•	the former holders of EverBank Common Stock and EverBank equity awards will hold approximately 59.175% of the total issued and outstanding shares of WaFd Common Stock on a fully diluted basis;

•
the holders of WaFd Common Stock and WaFd equity awards (that vest in the Merger) will hold approximately 40.825% of the total issued and outstanding shares of WaFd Common Stock on a fully diluted basis.

The ownership percentages set forth above (59.175% and 40.825%) are fixed and will not be adjusted for any reason (including any change in the trading price of WaFd Common Stock).  WaFd estimates that approximately 107.7 million shares of WaFd Common Stock, on a fully diluted basis, will be issued at the closing of the Merger (the “Closing”).

This estimate is based on calculating the Exchange Ratio in accordance with the terms of the Merger Agreement using the number of fully diluted shares of EverBank Common Stock and WaFd Common Stock currently outstanding, assuming (i) all EverBank performance options vest  and (ii) the number of shares underlying EverBank and WaFd equity awards that are options determined using the treasury stock method based on such closing price of WaFd Common Stock.

At the Effective Time, each of the 675,000 outstanding shares of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of EverBank, each having a liquidation preference of $1,000 per share and bearing dividends at a fixed rate of 6.50% per annum, will be automatically converted into the right to receive one (1) share of a newly created series of preferred stock, par value $1.00 per share of WaFd having substantially equivalent terms as provided for in the Merger Agreement (the “WaFd Rollover Preferred Stock”).

Treatment of Equity Awards

At the Effective Time, each outstanding equity award will be treated as follows:

•
EverBank Time-Vesting Options. Each outstanding EverBank time-vesting stock option will be converted into an option to purchase shares of WaFd Common Stock (an “Adjusted WaFd Option”) on the same terms and conditions (including the vesting schedule, termination protections and dividend equivalent rights) as were applicable to such option immediately prior to the Effective Time. The number of shares of WaFd Common Stock subject to each Adjusted WaFd Option will be equal to the product of (i) the number of shares of EverBank Common Stock subject to such option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share), and the exercise price per share of each Adjusted WaFd Option will be equal to the exercise price per share of the applicable EverBank time-vesting stock option immediately prior to the Effective Time divided by the Exchange Ratio (rounded up to the nearest whole cent).

•
EverBank Performance-Vesting Options. Each outstanding EverBank performance-vesting stock option will vest based on the actual level of performance as of the Effective Time, as determined by the Board of Directors of EverBank prior to the Effective Time, and will be converted into a fully vested Adjusted WaFd Option on the same terms and conditions as were applicable immediately prior to the Effective Time (other than the performance-vesting conditions), and each EverBank performance-vesting stock option with respect to which the applicable performance-based vesting conditions have not been satisfied as of the Effective Time will be cancelled for no consideration.

•
EverBank DSUs. Each outstanding EverBank deferred stock unit will fully vest and be cancelled and converted into the right to receive the Merger consideration plus any accrued but unpaid dividend equivalents and dividend equivalent rights, which will be settled and delivered according to the terms of the applicable deferred stock unit agreement.

•
WaFd Equity Awards. Each outstanding WaFd stock option, restricted stock award and restricted stock unit award that is vested but not yet settled as of immediately prior to the Effective Time, or that by its terms becomes vested in connection with the Closing, will become fully vested and exercisable at the Effective Time, and each WaFd equity award that does not vest in connection with the Closing will continue to have and be subject to the same terms and conditions (including the vesting schedule, termination protections and dividend equivalent rights) that applied to such award immediately prior to the Effective Time.

Representations and Warranties; Covenants

The Merger Agreement contains certain customary representations and warranties from each of WaFd and EverBank. In addition, each of WaFd and EverBank has agreed to certain customary pre-closing covenants, including covenants to operate its business in the ordinary course in all material respects and to refrain from taking certain actions without the other party’s consent. Each party has agreed to additional covenants, including, among others, covenants relating to (a) in the case of WaFd, its obligation to call a meeting of its shareholders to approve the issuance of shares of WaFd Common Stock in the Merger and, subject to certain exceptions, the obligation of the Board of Directors of WaFd to recommend that its shareholders approve such issuance and (b) mutual non-solicitation obligations related to alternative acquisition proposals.

EverBank Stockholder Approval by Written Consent

Immediately following the execution and delivery of the Merger Agreement, holders of the requisite number of outstanding shares of EverBank Class A common stock executed and delivered to EverBank a written consent adopting and approving the Merger Agreement and the transactions contemplated thereby, including the Merger. As a result, the EverBank shareholder approval required to consummate the Merger has been obtained, and no further action by EverBank’s shareholders in connection with the Merger is required.

Closing Conditions

The completion of the Merger is subject to the satisfaction or waiver of certain other customary closing conditions, including (a) approval of the issuance of shares of WaFd Common Stock in the Merger by WaFd’s shareholders, (b) authorization for listing on the Nasdaq Stock Market of the shares of WaFd Common Stock to be issued in the Merger, subject to official notice of issuance, (c) the receipt of required regulatory approvals from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency and the expiration of all statutory waiting periods in respect thereof, (d) no such regulatory approval containing a condition or restriction that would reasonably be likely to have a material adverse effect on the Surviving Corporation and its subsidiaries, taken as a whole, after giving effect to the Merger, and (e) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement or making the completion thereof illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Termination

The Merger Agreement provides certain customary termination rights for both WaFd and EverBank, including the right of either party to terminate the Merger Agreement if the Merger has not been completed on or before September 6, 2027. The Merger Agreement further provides that a cash termination fee of $101,060,629 will be payable by WaFd to EverBank upon termination of the Merger Agreement under certain customary circumstances.

Certain Governance Matters

The Merger Agreement, the amendment to the bylaws of the Surviving Corporation contemplated by the Merger Agreement (the “Bylaws Amendment”) and the Shareholders Agreement (as further described below) provide for certain governance-related matters including:

•
From Closing until the fourth anniversary thereof, the Board of Directors of the Surviving Corporation (and of the Surviving Bank) will have thirteen (13) directors, which will be comprised of seven (7) “Legacy EverBank Directors” and six (6) “Legacy WaFd Directors” (as each term is defined in the Bylaws Amendment).

•
At Closing, the seven (7) Legacy EverBank Directors will be designated by EverBank in accordance with the Shareholders Agreement (as described below) and will include Robert Radway and Greg Seibly (the “Initial EverBank Directors”), and six (6) Legacy WaFd Directors will be designated by WaFd and will include Brent Beardall and five other independent directors (the “Initial WaFd Directors”).

•
The Initial EverBank Directors and the Initial WaFd Directors will be apportioned as nearly evenly as possible among the classes of the Board of Directors of the Surviving Corporation, such that each class consists of two (2) Initial WaFd Directors and at least two (2) Initial EverBank Directors.

•
As of the Effective Time, Robert Radway will serve as Chairman of the Board of Directors of the Surviving Corporation and the Surviving Bank, Greg Seibly will serve as Chief Executive Officer and a director of the Surviving Corporation and the Surviving Bank, and Brent Beardall will serve as President and a director of the Surviving Corporation and the Surviving Bank.

•
Mr. Seibly shall continue to serve as Chief Executive Officer, and Mr. Beardall shall continue to serve as President, in each case, unless any change in role or termination of such service is approved by the affirmative vote of at least two-thirds of the full Board of Directors.

•
The selection of any individual to replace Mr. Radway as Chairman of the Board shall require the affirmative vote of at least a majority of the full Board, and any such individual shall be an independent director who is not affiliated or associated with any Major Investor (as defined below).

•
Any nominee for a vacancy resulting from the cessation of service by any Legacy WaFd Director for any reason (and any nomination of a Legacy WaFd Director at any shareholder meeting to vote on directors) shall be an independent director (provided that any successor to Mr. Beardall as President shall not be required to be an independent director) selected by the applicable remaining independent Legacy WaFd Directors as set forth in the Bylaws Amendment.

•
Any nominee for a vacancy resulting from the cessation of service by any Legacy EverBank Director for any reason shall be filled (i) if a Major Investor has the right to nominate a director to fill such vacancy under the Shareholders Agreement, by such Major Investor pursuant to the terms of the Shareholders Agreement or (ii) if no Major Investor has the right to nominate a director to fill such vacancy under the Shareholders Agreement, by an independent director who is not affiliated or associated with any Major Investor (provided that any successor to Mr. Seibly as Chief Executive Officer shall not be required to be an independent director) selected by the applicable remaining independent Legacy EverBank Directors as set forth in the Bylaws Amendment.

Shareholders Agreement

In connection with the execution of the Merger Agreement, WaFd entered into a shareholders agreement (the “Shareholders Agreement”) with certain shareholders of EverBank. The Shareholders Agreement will become effective at the Closing. Under the Shareholders Agreement, until the fourth anniversary of the Closing, subject to satisfying certain WaFd share ownership requirements, each of funds managed by Stone Point Capital, Warburg Pincus, Reverence Capital Partners and Sixth Street, as well as Teachers Insurance and Annuity Association of America (each, together with funds managed by Bayview Asset Management, a “Major Investor”), will have the right to nominate one director to the Board of Directors of the Surviving Corporation. For the first Major Investor that fails to satisfy the ownership requirements, the director nominated by such Major Investor will resign and, until the fourth anniversary of the Closing, funds managed by Bayview Asset Management will have the right to nominate one director to the Board of Directors of the Surviving Corporation, subject to Bayview Asset Management satisfying the applicable ownership requirements. As described in Certain Governance Matters above, with respect to any subsequent Major Investors that fail to satisfy the ownership requirements, any replacement directors prior to the fourth anniversary of the Closing will be an independent director not affiliated or associated with any Major Investor selected by the applicable remaining Legacy EverBank Directors. In addition, each Major Investor has committed to the Company that, until the fourth anniversary of the closing of the Merger, at any shareholder meeting for the election of directors of the Surviving Corporation, it shall vote its shares of WaFd Common Stock for the election of any Legacy WaFd Director nominated for election by the Board in accordance with the Bylaws Amendment, subject to ownership thresholds and certain exceptions as set forth in the Shareholders Agreement.

The Shareholders Agreement provides for certain post-Closing transfer restrictions on shares of WaFd Common Stock received by EverBank shareholders in the Merger. 10% of such shares will be released from transfer restrictions 30 days following the Closing, an additional 10% will be released 90 days following the Closing, an additional 40% will be released 180 days following the Closing, and the remaining 40% will be released 12 months following the Closing.

The Shareholders Agreement will also provide certain EverBank shareholders with certain shelf, demand and piggyback registration rights, including that, if not previously filed, the Surviving Corporation will file a shelf registration statement to cover the resale of the shares of WaFd Common Stock and WaFd Rollover Preferred Stock received by EverBank shareholders in the Merger.

Descriptions of Transaction Agreements

The foregoing descriptions of the Merger Agreement and the Shareholders Agreement (collectively, the “Transaction Agreements”) and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the full text of such agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (a) will not survive consummation of the Merger and (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding WaFd or EverBank, their respective affiliates or their respective businesses. The Transaction Agreements should not be read alone, but should instead be read in conjunction with the other information regarding WaFd, EverBank, their respective affiliates or their respective businesses, the summaries of the Transaction Agreements and the transactions contemplated thereby that will be contained in, or incorporated by reference into, the proxy statement to be filed by WaFd with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Merger, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that WaFd makes with the SEC.

Item 3.02	Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Brent J. Beardall

On September 6, 2026, in connection with, and concurrently with the execution of, the Merger Agreement, Brent J. Beardall entered into an employment agreement with WaFd and WaFd Bank (the “Employment Agreement”). The Employment Agreement will supersede Mr. Beardall’s existing Change of Control Agreement with WaFd and will become effective only upon, and is contingent upon, the consummation of the Merger; if the Merger is not consummated, the Employment Agreement will be null and void and of no force or effect. The Employment Agreement provides for an initial employment period of five years commencing on the date of the Closing, with automatic renewals for successive one-year terms. Under the Employment Agreement, Mr. Beardall is entitled to receive an annual base salary of $1,116,625 and is eligible for a target annual bonus equal to 100% of his annual base salary under the Surviving Corporation’s annual incentive plan for senior executives. Mr. Beardall is also eligible to participate in the Surviving Corporation’s equity incentive plan and receive equity awards as determined by the Board of Directors of the Surviving Corporation.

If Mr. Beardall’s employment is terminated by the Surviving Corporation without Cause or he resigns for Good Reason (in each case as defined in the Employment Agreement), Mr. Beardall will be eligible to receive (i) any earned but unpaid annual bonus for any previously completed fiscal year, (ii) a prorated annual bonus for the fiscal year of termination based on actual performance payable on the date on which the Surviving Corporation otherwise pays annual bonuses to other executives for such fiscal year, (iii) an amount equal to the sum of (x) two times his annual base salary and (y) his target annual bonus, payable in equal installments over 24 months, and (iv) COBRA continuation coverage at active-employee rates for 12 months following termination, in each case subject to his execution of a release of claims and his continued compliance with the restrictive covenants described below.

The Employment Agreement includes a non-competition restriction which applies during employment and for an 18-month period following termination, customer and employee non-solicitation restrictions which apply during employment and for a two-year period following termination of employment, and perpetual mutual non-disparagement and confidentiality obligations. Effective June 30, 2027, due to changes to applicable state law rules regarding restrictive covenants, the non-competition restriction will not apply following termination of employment and the post-termination restricted period for the customer non-solicitation restriction will be limited to 18 months.

Letter Agreements with Brent J. Beardall and Kim E. Robison

WaFd also entered into a letter agreement with each of Mr. Beardall and Kim Robison, WaFd’s Chief Operating Officer (the “Letter Agreements”), providing for a lump-sum cash payment of $5,025,000 and $1,930,000 (the “Continuity Payments”), respectively, payable within 60 days following the Closing. The Continuity Payments are subject to Mr. Beardall’s and Ms. Robison’s continued employment through the Closing.

Under the Letter Agreements, as consideration for the Continuity Payments, effective upon the Closing, Mr. Beardall and Ms. Robison will waive certain “good reason” triggers under their existing Change of Control Agreements to the extent resulting from their transition to new roles with the Surviving Corporation following the Closing.

The foregoing descriptions of the Employment Agreement and the Letter Agreements are not complete and are subject to and qualified in their entirety by reference to the full text of the agreements, copies of which will be filed as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 7, 2026, WaFd and EverBank issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the announcement of the Merger Agreement, WaFd has made available presentation materials regarding the proposed transaction in connection with presentations to analysts and investors. These presentation materials are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being “furnished” and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of WaFd under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. WaFd does not incorporate by reference to this Current Report on Form 8-K information presented at any website referenced in this report or in any of the Exhibits attached hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of September 6, 2026, by and between WaFd, Inc. and EverBank Financial Corp
10.1*	Shareholders Agreement, dated as of September 6, 2026, by and among WaFd, Inc., and the investors party thereto
10.2	Employment Agreement, dated as of September 6, 2026, by and among WaFd, Inc., WaFd Bank, and Brent J. Beardall
10.3	Letter Agreement, dated as of September 6, 2026, by and between WaFd, Inc. and Brent J. Beardall
10.4	Letter Agreement, dated as of September 6, 2026, by and between WaFd, Inc. and Kim E. Robison
99.1	Joint Press Release of WaFd, Inc. and EverBank Financial Corp, dated September 7, 2026
99.2	Joint Investor Presentation of WaFd, Inc. and EverBank Financial Corp, dated September 7, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
*Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Statement Regarding Forward-looking Information

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the beliefs, plans, goals, expectations and estimates of WaFd, Inc. (“WaFd”) and EverBank Financial Corp (“EverBank”). Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target,” “plan,” “estimate,” “should,” “likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of WaFd and EverBank, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in WaFd’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between WaFd and EverBank; (ii) the outcome of any legal proceedings that may be instituted against WaFd or EverBank, including potential litigation that may be instituted against WaFd or its directors or officers related to the proposed transaction or the definitive merger agreement between WaFd and EverBank; (iii) the timing and completion of the transaction, including the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; (iv) the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of WaFd; (v) the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where WaFd and EverBank do business; (vi) certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) diversion of management’s attention from ongoing business operations and opportunities; (ix) reputational risk and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (x) WaFd’s and EverBank’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (xi) currency and interest rate fluctuations; (xii) success of hedging activities; (xiii) material adverse changes in economic and industry conditions, including the availability of short and long-term financing; (xiv) general competitive, economic, political and market conditions; (xv) changes in asset quality and credit risk; (xvi) the inability to sustain revenue and earnings growth; (xvii) inflation; (xviii) customer borrowing, repayment, investment and deposit practices; (xix) the impact, extent and timing of technological changes; (xx) capital management activities; (xxi) other actions of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the State of Washington; (xxii) legislative and regulatory actions and reforms; and (xxiii) other factors that may affect future results of WaFd and EverBank.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in WaFd’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of WaFd’s website, www.wafdbank.com/about-us/investor-relations, under the heading “SEC Filings” and in other documents WaFd files with the SEC (available at www.sec.gov). All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to WaFd and EverBank.

Any forward-looking statements contained in this document represent the views of WaFd and EverBank only as of the date hereof and are presented for the purpose of assisting their respective shareholders and analysts in understanding WaFd’s and EverBank’s financial position, objectives and priorities and anticipated financial performance as at and for the periods ended on the dates presented, and may not be appropriate for other purposes. Neither WaFd nor EverBank undertakes to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.

Important Other Information

In connection with the proposed transaction, WaFd intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WaFd will mail the definitive proxy statement to each shareholder entitled to vote at the meeting relating to the proposed transaction.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF WAFD ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING WAFD’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAFD AND THE PROPOSED TRANSACTION.

Investors and shareholders of WaFd will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Brad Goode, WaFd, Inc., 425 Pike Street, Seattle, Washington 98101, telephone (206) 626-8178.

Participants in the Solicitation

WaFd, EverBank and certain of WaFd’s directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding WaFd’s directors and executive officers is available in the proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2026	WAFD, INC.

/s/ Kelli J. Holz
Kelli J. Holz
Executive Vice President and
Chief Financial Officer

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and between

WAFD, INC.

and

EVERBANK FINANCIAL CORP

Dated as of September 6, 2026

TABLE OF CONTENTS

	ARTICLE I

	THE MERGER

1.1	The Merger	1
1.2	Closing	1
1.3	Effective Time	2
1.4	Effects of the Merger	2
1.5	Conversion of EverBank Common Stock	2
1.6	Conversion of EverBank Preferred Stock	5
1.7	Dissenting Shares	5
1.8	WaFd Common Stock and WaFd Preferred Stock	5
1.9	Treatment of EverBank Equity Awards	6
1.10	Treatment of WaFd Equity Awards	7
1.11	Articles of Incorporation of Surviving Corporation	8
1.12	Bylaws of Surviving Corporation	8
1.13	Tax Consequences	8
1.14	Bank Merger	8

	ARTICLE II

	EXCHANGE OF SHARES

2.1	WaFd to Make Consideration Available	9
2.2	Exchange of Shares	9

	ARTICLE III

	REPRESENTATIONS AND WARRANTIES OF EVERBANK

3.1	Corporate Organization	13
3.2	Capitalization	14
3.3	Authority; No Violation	15
3.4	Consents and Approvals	16
3.5	Reports	16
3.6	Financial Statements	17
3.7	Broker’s Fees	18
3.8	Absence of Certain Changes or Events	18
3.9	Legal Proceedings	19
3.10	Taxes and Tax Returns	19
3.11	Employees and Employee Benefit Plans.	21
3.12	Compliance with Applicable Law	23
3.13	Certain Contracts	25
3.14	Agreements with Regulatory Agencies	27

-i-

3.15	Derivative Instruments	27
3.16	Environmental Matters	27
3.17	Investment Securities	28
3.18	Real Property	28
3.19	Intellectual Property	26
3.20	Related Party Transactions	30
3.21	Takeover Restrictions	30
3.22	Reorganization	30
3.23	EverBank Information	30
3.24	Loan Portfolio	30
3.25	Insurance	32
3.26	No Other Representations or Warranties	32

	ARTICLE IV

	REPRESENTATIONS AND WARRANTIES OF WAFD

4.1	Corporate Organization	33
4.2	Capitalization	34
4.3	Authority; No Violation	35
4.4	Consents and Approvals	36
4.5	Reports	36
4.6	Financial Statements	37
4.7	Broker’s Fees	39
4.8	Opinion	39
4.9	Absence of Certain Changes or Events	39
4.10	Legal Proceedings	39
4.11	Taxes and Tax Returns	40
4.12	Employees and Employee Benefit Plans	41
4.13	Compliance with Applicable Law	43
4.14	Certain Contracts	45
4.15	Agreements with Regulatory Agencies	47
4.16	Derivative Instruments	47
4.17	Environmental Matters	47
4.18	Investment Securities.	48
4.19	Real Property	48
4.20	Intellectual Property	49
4.21	Related Party Transactions	49
4.22	Takeover Restrictions	49
4.23	Reorganization	49
4.24	WaFd Information	49
4.25	Loan Portfolio	50
4.26	Insurance	51
4.27	Insurance Subsidiary	51
4.28	Investment Advisor Subsidiary	52
4.29	Form S-3 Eligibility	52
4.30	No Other Representations or Warranties	52

-ii-

	ARTICLE V

	COVENANTS RELATING TO CONDUCT OF BUSINESS

5.1	Conduct of Business Prior to the Effective Time	53
5.2	EverBank Forbearances	54
5.3	WaFd Forbearances	57

	ARTICLE VI

	ADDITIONAL AGREEMENTS

6.1	Regulatory Matters	62
6.2	Access to Information	63
6.3	Written Consents	64
6.4	Proxy Statement; WaFd Meeting; No Solicitation by WaFd	64
6.5	No Solicitation by EverBank.	69
6.6	Legal Conditions to Merger	70
6.7	Registration; Stock Exchange Listing	70
6.8	Employee Matters	71
6.9	Indemnification; Insurance	73
6.10	Additional Agreements	74
6.11	Advice of Changes	74
6.12	Dividends	74
6.13	Public Announcements	74
6.14	Change of Method	75
6.15	Takeover Restrictions	75
6.16	Litigation and Claims	75
6.17	Assumption of Debt	75
6.18	Certain Tax Matters	76
6.19	Governance Matters	76
6.20	Certain Finance and Reimbursement Matters	77

	ARTICLE VII

	CONDITIONS PRECEDENT

7.1	Conditions to Each Party’s Obligation to Effect the Merger	77
7.2	Conditions to Obligations of WaFd	78
7.3	Conditions to Obligations of EverBank	79

	ARTICLE VIII

	TERMINATION AND AMENDMENT

8.1	Termination	80
8.2	Effect of Termination	81

-iii-

	ARTICLE IX

	GENERAL PROVISIONS

9.1	Nonsurvival of Representations, Warranties and Agreements	83
9.2	Amendment	83
9.3	Extension; Waiver	83
9.4	Expenses	83
9.5	Notices	83
9.6	Interpretation	85
9.7	Counterparts	86
9.8	Entire Agreement	86
9.9	Governing Law; Jurisdiction	86
9.10	Waiver of Jury Trial	87
9.11	Assignment; Third-Party Beneficiaries	87
9.12	Specific Performance	87
9.13	Severability	88
9.14	Delivery by Electronic Transmission	88
9.15	Privileged Matters; Conflicts Waiver	88
9.16	No Recourse	89
9.17	Release	90

EXHIBITS

Exhibit A – Form of Articles of Amendment for the WaFd Rollover Preferred Stock
Exhibit B – Form of Bylaw Amendment
Exhibit C – Form of Bank Merger Agreement
Exhibit D – Form of Letter of Transmittal
Exhibit E – Form of Written Consent
Exhibit F – Form of Shareholders Agreement

SCHEDULES

EverBank Disclosure Schedule
WaFd Disclosure Schedule

-iv-

INDEX OF DEFINED TERMS

Page

Acquisition Proposal	66
Agreement	1
Articles of Merger	2
Audited Financial Statements	17
Bank Merger	8
Bank Merger Agreement	8
Bank Merger Certificates	8
BHC Act	13
Closing	1
Closing Date	2
Code	1
Confidentiality Agreement	29
Continuing Employee	71
Contracting Parties	89
Derivative Transactions	27
DGCL	1
Dissenting Share	4
Effective Time	1
Employee Agreements	71
Enforceability Exceptions	15
Environmental Laws	27
ERISA	21
EverBank	1
EverBank Articles	13
EverBank Benefit Plans	21
EverBank Bylaws	13
EverBank Class A Common Stock	4
EverBank Class B Common Stock	4
EverBank Common Stock	4
EverBank Contract	26
EverBank Diluted Shares	3
EverBank Disclosure Schedule	6
EverBank DSU	7
EverBank Equity Awards	7
EverBank ERISA Affiliate	21
EverBank Indemnified Parties
EverBank Leased Properties	28
EverBank Option	3
EverBank Owned Properties	28
EverBank Preferred Stock	5
EverBank Real Property	28
EverBank Regulatory Agreement	27
EverBank Stockholder Approval	15

-v-

EverBank Subsidiary	13
EverBank Tax Counsel	80
EverBank Tax Opinion	80
EverBank, N.A.	8
Exception Shares	4
Exchange Act	16
Exchange Agent	9
Exchange Fund	9
Exchange Ratio	3
FDIC	13
Federal Reserve Board	16
Financial Statements	17
GAAP	13
Governmental Entity	16
Holder Related Parties	88
Holders	4
Identified Counsel	88
Initial Year of Participation	71
Intellectual Property	29
Interim Financial Statements	17
Investment Advisors Act
Legacy EverBank Directors	76
Legacy WaFd Directors	76
Letter of Transmittal	9
Liens	15
List Date	31
Loan	18
Material Adverse Effect	12
Materially Burdensome Regulatory Condition	62
Merger	1
Merger Consideration	4
Multiemployer Plan	21
Multiple Employer Plan	21
New Certificates	9
New Plans	71
New Welfare Plans	71
Non-Party Affiliates	89
Old Certificate	4
Old Plans	71
Ownership Ratio	3
Permitted Encumbrances	28
Personal Data	23
Proxy Statement	64
Real Property Leases	28
Regulatory Agencies	36
Released Parties	90

-vi-

Released Party	90
Releasing Parties	90
Releasing Party	90
Requisite Regulatory Approvals	78
SEC	16
Securities Act	37
Shareholders Agreement	70
Specified Date	80
SRO	16
Subsidiary	13
Surviving Corporation	1
Takeover Restrictions	30
Tax	20
Tax Return	20
Taxes	20
Termination Date	80
Termination Fee	82
Treasury Regulations	20
WaFd	1
WaFd Adverse Recommendation Change	65
WaFd Advisory Subsidiary	52
WaFd Agent	51
WaFd Articles	30
WaFd Bank	8
WaFd Benefit Plans	41
WaFd Board Recommendation	65
WaFd Bylaw Amendment	8
WaFd Bylaws	33
WaFd Common Stock	4
WaFd Common Stock Issuance	35
WaFd Contract	46
WaFd Diluted Shares	2
WaFd Disclosure Schedule	33
WaFd ERISA Affiliate	41
WaFd Insurance Subsidiary	51
WaFd Intervening Event	69
WaFd Leased Properties	48
WaFd Meeting	65
WaFd Owned Properties	48
WaFd Preferred Stock	34
WaFd Real Property	48
WaFd Regulatory Agreement	47
WaFd Related Parties	88
WaFd Reports	37
WaFd Rollover Preferred Stock	5
WaFd Share Closing Price	3

-vii-

WaFd Stock Exchange	3
WaFd Stockholder Approval	35
WaFd Subsidiary	33
WaFd Superior Proposal	67
WaFd Tax Counsel	78
WaFd Tax Opinion	78
Washington Secretary	2
WBCA	1
Willful Breach	81

-viii-

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of September 6, 2026 (this “Agreement”), by and between WAFD, INC., a Washington corporation (“WaFd”) and EVERBANK FINANCIAL CORP, a Delaware corporation (“EverBank”).

W I T N E S S E T H:

WHEREAS, the Boards of Directors of WaFd and EverBank have determined that it is advisable and in the best interests of their respective companies and their stockholders to enter into this Agreement, pursuant to which EverBank will, subject to the terms and conditions set forth herein, merge with and into WaFd (the “Merger”), so that WaFd is the surviving corporation (hereinafter sometimes referred to in such capacity as the “Surviving Corporation”);

WHEREAS, for U.S. federal income tax purposes, the parties intend that the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder, and that this Agreement be adopted as a “plan of reorganization” within the meaning of Sections 354, 361 and 368 of the Code and the Treasury Regulations promulgated thereunder; and

WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

THE MERGER

1.1        The Merger.  Subject to the terms and conditions of this Agreement, in accordance with the Washington Business Corporation Act, as amended (the “WBCA”) and the Delaware General Corporation Law, as amended (the “DGCL”), at the Effective Time, EverBank shall merge with and into WaFd.  WaFd shall be the Surviving Corporation in the Merger, and shall continue its corporate existence under the laws of the State of Washington.  Upon consummation of the Merger, the separate corporate existence of EverBank shall terminate.

1.2        Closing.  On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) will take place at 10:00 a.m., New York City time, remotely via the electronic exchange of closing deliveries, on a date as soon as reasonably practicable after (but no later than five (5) business days after) the satisfaction or waiver (subject to applicable law) of all of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof at the Closing), unless another date, time or place is agreed to in writing by WaFd and EverBank; provided that the Closing shall not occur on or before December 31, 2026, and if the Closing would otherwise be required to occur on one of the last ten (10) days of the month in which all of the conditions set forth in Article VII hereof (other than those conditions that by their nature can only be satisfied at the Closing, but subject to the satisfaction or waiver thereof at the Closing) have been satisfied or waived, then the Closing shall take place on the first (1st) business day of the immediately following month.  The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

1.3        Effective Time.  Subject to the terms and conditions of this Agreement, on or before the Closing Date, WaFd shall cause to be filed a certificate of merger (the “Articles of Merger”) as provided under the WBCA with the Secretary of State of the State of Washington (the “Washington Secretary”).  The Merger shall become effective as of the date and time specified in the Articles of Merger in accordance with the relevant provisions of the WBCA, or at such other date and time as shall be provided by applicable law (such date and time, the “Effective Time”).

1.4       Effects of the Merger.  At and after the Effective Time, the Merger shall have the effects set forth in the applicable provisions of the WBCA and this Agreement.

1.5        Conversion of EverBank Common Stock.

(a)          For purposes of this Agreement, the following terms shall have the following meanings:

(i)           “WaFd Diluted Shares” means the sum of:

(A)	the aggregate number of shares of WaFd Common Stock issued and outstanding immediately prior to the Effective Time, plus

(B)	the aggregate number of shares of WaFd Common Stock subject to the WaFd Restricted Stock Awards immediately prior to the Effective Time, plus

(C)	the aggregate number of shares of WaFd Common Stock subject to WaFd Restricted Stock Unit Awards (that are Vested WaFd Equity Awards) immediately prior to the Effective Time, plus

(D)
the aggregate net number of shares of WaFd Common Stock underlying WaFd Options (that are Vested WaFd Equity Awards) determined, for each such WaFd Option, as the number of shares of WaFd Common Stock underlying such WaFd Option multiplied by the quotient obtained by dividing

(E)	the difference (but not less than zero) of the WaFd Share Closing Price minus the exercise price of such WaFd Option by (y) the WaFd Share Closing Price.

(ii)          “WaFd Issued Shares” means the product of the Ownership Ratio multiplied by the WaFd Diluted Shares.

(iii)         “WaFd Share Closing Price” means the volume-weighted average price of the WaFd Common Stock trading on Nasdaq (the “WaFd Stock Exchange”) as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by WaFd) for the ten (10) consecutive full trading days ending on and including the first (1st) trading day immediately preceding the Closing Date.

(iv)         “WaFd-Share Equivalent of the EverBank Options Exercise Price Amount” means the quotient of the EverBank Options Exercise Price Amount divided by the WaFd Share Closing Price.

(v)          “Exchange Ratio” means the quotient of (A) the sum of (1) the WaFd Issued Shares plus (2) the WaFd-Share Equivalent of the EverBank Options Exercise Price Amount divided by (B) the EverBank Gross Diluted Shares.

(vi)         “Ownership Ratio” means the quotient of 59.175% divided by 40.825%.

(vii)        “EverBank Gross Diluted Shares” means the sum of:

(A)	the aggregate number of shares of EverBank Common Stock issued and outstanding immediately prior to the Effective Time, plus

(B)	the aggregate number of shares of EverBank Common Stock subject to EverBank DSUs immediately prior to the Effective Time, plus

(C)	the number of shares of EverBank Common Stock underlying the EverBank Time-Vesting Options, plus

(D)	the number of shares of EverBank Common Stock underlying the EverBank Performance-Vesting Options to the extent vested pursuant to Section 1.9(b).

(viii)      “EverBank Options Exercise Price Amount” means the sum of (A) the product of (1) the number of shares of EverBank Common Stock underlying the EverBank Time-Vesting Options multiplied by (2) the weighted-average exercise price of the EverBank Time-Vesting Options plus (B) the product of (1) the number of shares of EverBank Common Stock underlying the EverBank Performance-Vesting Options to the extent vested pursuant to Section 1.9(b) multiplied by (2) the weighted-average exercise price of the EverBank Performance-Vesting Options.

(b)          At the Effective Time, by virtue of the Merger and without any action on the part of WaFd, EverBank, or the holder of any of the following securities:

(i)         Subject to Section 2.2(e), each share of Class A common stock, par value $0.01 per share, of EverBank issued and outstanding immediately prior to the Effective Time (“EverBank Class A Common Stock”) and each share of Class B common stock, par value $0.01 per share, of EverBank issued and outstanding immediately prior to the Effective Time (“EverBank Class B Common Stock” and, together with EverBank Class A Common Stock, “EverBank Common Stock”), except for (i) shares of EverBank Common Stock owned by EverBank as treasury stock or otherwise owned by EverBank or WaFd (in each case other than shares of EverBank Common Stock (A) held in any EverBank Benefit Plans or related trust accounts, managed accounts, mutual funds and the like, or otherwise held in a fiduciary or agency capacity and (B) held, directly or indirectly, in respect of debts previously contracted (collectively, the “Exception Shares”)) and (ii) Dissenting Shares, shall be converted, in accordance with the procedures set forth in this Agreement, into the right to receive, without interest a number of shares equal to the Exchange Ratio of common stock, par value $1.00 per share, of WaFd (the “WaFd Common Stock” and such shares, the “Merger Consideration”).

(ii)          All of the shares of EverBank Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each certificate (each, an “Old Certificate,” it being understood that any reference herein to “Old Certificate” shall be deemed to include reference to book‑entry account statements relating to the ownership of shares of EverBank Common Stock) previously representing any such shares of EverBank Common Stock shall thereafter represent only the right to receive (i) the Merger Consideration, (ii) cash in lieu of a fractional share which the shares of EverBank Common Stock represented by such Old Certificate have been converted into the right to receive pursuant to this Section 1.5 and Section 2.2(e), and (iii) any dividends or distributions which the holder thereof has the right to receive pursuant to Section 2.2, in each case without any interest thereon.  Old Certificates previously representing shares of EverBank Common Stock shall be exchanged for evidence of shares in book-entry form representing whole shares of WaFd Common Stock as set forth in Section 1.5(a) (together with any dividends or distributions with respect thereto and cash in lieu of fractional shares issued in consideration therefor) upon the surrender of such Old Certificates in accordance with Section 2.2, without any interest thereon.  If, between the date of this Agreement and the Effective Time, the outstanding shares of WaFd Common Stock or EverBank Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities, in any such case as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or there shall be any extraordinary dividend or extraordinary distribution, an appropriate and proportionate adjustment shall be made to the Merger Consideration to give holders of EverBank Common Stock the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this sentence shall be construed to permit WaFd or EverBank to take any action with respect to its securities that is prohibited by the terms of this Agreement.

(iii)        Notwithstanding anything in this Agreement to the contrary, at the Effective Time, all shares of EverBank Common Stock that are owned by EverBank (in each case other than the Exception Shares) immediately prior to the Effective Time shall be cancelled and shall cease to exist, and neither the Merger Consideration nor any other consideration shall be delivered in exchange therefor.

1.6       Conversion of EverBank Preferred Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of EverBank, WaFd or the holder of any securities of EverBank or WaFd, each share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of EverBank (“EverBank Preferred Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive one (1) share of a newly created series of preferred stock of WaFd having substantially the terms set forth in the form of Articles of Amendment attached hereto as Exhibit A (“Articles of Amendment” and, all shares of such newly created series, collectively, the “WaFd Rollover Preferred Stock”) and, upon such conversion, EverBank Preferred Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time.

1.7        Dissenting Shares.

(a)         Notwithstanding anything to the contrary contained in this Agreement, each share of EverBank Common Stock and each share of EverBank Preferred Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has properly exercised (and has not effectively withdrawn or lost) his, her or its appraisal rights under Section 262 of the DGCL (each, a “Dissenting Share”) shall not be converted into or represent the right to receive the consideration set forth in Section 1.5 or Section 1.6, as applicable, and the holder of such Dissenting Share shall be entitled only to such rights as may be granted to such holder in Section 262 of the DGCL; provided, however, that if the status of any such Dissenting Share as a share carrying appraisal or dissenters’ rights shall be withdrawn, or if any such Dissenting Share shall lose its status as a share carrying appraisal or dissenters’ rights, then, as of the later of the Effective Time or the loss of such status, such Dissenting Share shall automatically be converted into and shall represent only the right to receive (upon the surrender of the certificate representing such share) the consideration set forth in Section 1.5 or Section 1.6, as applicable, without any interest thereon.

(b)        EverBank shall give WaFd (A) prompt notice (but in any event within two (2) business days of receipt) of any written demands received by EverBank for appraisals of any shares of its capital stock under Section 262 of the DGCL, withdrawals of such demands and any other instruments served pursuant to the DGCL received by EverBank relating to appraisal demands and (B) the opportunity to participate in, direct and control all negotiations and proceedings with respect to such demands.  EverBank shall not, except with the prior written consent of WaFd, make any payment with respect to any such demands for appraisal, settle or offer to settle any such demands, or agree to do any of the foregoing.

1.8         WaFd Common Stock and WaFd Preferred Stock.  At and after the Effective Time, each share of WaFd Common Stock and WaFd Preferred Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall not be affected by the Merger.

1.9         Treatment of EverBank Equity Awards.

(a)         At the Effective Time, each EverBank Time-Vesting Option shall, by virtue of the Merger and without further action on the part of the holder thereof, be converted into an option to purchase WaFd Common Stock with the same terms and conditions (including the vesting schedule, termination protections and dividend equivalent rights) that applied to such EverBank Time-Vesting Option immediately prior to the Effective Time (other than any terms rendered inoperative by reason of the transactions contemplated by this Agreement or other immaterial administrative or ministerial changes or any terms set forth in Section 1.9(a) of the EverBank Disclosure Schedule), relating to a number of shares of WaFd Common Stock equal to the product, rounded down to the nearest whole number of shares, of (i) the number of shares of EverBank Common Stock subject to such EverBank Time-Vesting Option immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio, and with an exercise price per share equal to the exercise price per share of EverBank Common Stock of such EverBank Time-Vesting Option immediately prior to the Effective Time divided by the Exchange Ratio, rounded up to the nearest whole cent (each, an “Adjusted WaFd Option”).

(b)         At the Effective Time, each EverBank Performance-Vesting Option shall, by virtue of the Merger and without further action on the part of the holder thereof, vest with respect to the number of shares of EverBank Common Stock based on the actual level of performance as of the Effective Time, as determined by the Board of Directors of EverBank and its compensation committee, as applicable, prior to the Effective Time, and be converted into a fully vested Adjusted WaFd Option with the same terms and conditions that applied to the EverBank Performance-Vesting Option immediately prior to the Effective Time (other than the performance-vesting conditions or any terms set forth in Section 1.9(b) of the EverBank Disclosure Schedule).

(c)        At the Effective Time, each EverBank Performance-Vesting Option with respect to which performance-based vesting conditions have not been satisfied, as determined by the Board of Directors of EverBank prior to the Effective Time, and which was not converted into an Adjusted WaFd Option pursuant to Section 1.9(b) of this Agreement, shall, by virtue of the Merger and without further action on the part of the holder thereof, be cancelled at the Effective Time with no consideration payable in respect thereof.

(d)       At the Effective Time, each EverBank DSU shall, by virtue of the Merger and without further action on the part of the holder thereof, fully vest and be cancelled and converted into the right to receive (without interest) (i) the Merger Consideration in respect of each share of EverBank Common Stock subject to such EverBank DSU immediately prior to the Effective Time plus (ii) any accrued but unpaid dividend equivalents and dividend equivalent rights, which shall be settled and delivered according to the terms of the applicable EverBank DSU award agreement (or any later date required by Section 409A of the Code).

(e)      Each holder of (i) a EverBank DSU converted into the right to receive the Merger Consideration or (ii) a EverBank Option converted into an Adjusted WaFd Option, that would have otherwise been entitled to receive a fraction of a share of WaFd Common Stock (after aggregating all shares to be delivered in respect of all EverBank DSUs, EverBank Options that will become fully vested Adjusted WaFd Options at the Effective Time or EverBank Options that will become unvested Adjusted WaFd Options at the Effective Time, respectively, held by such holder) shall receive, in lieu thereof, a cash payment (rounded to the nearest cent) (without interest) in an amount equal to (i) such fractional part of a share of WaFd Common Stock (rounded to the nearest thousandth when expressed in decimal form) multiplied by (ii) the WaFd Share Closing Price.

(f)         At or prior to the Effective Time, EverBank, the Board of Directors of EverBank and its compensation committee, as applicable, shall adopt any resolutions and take any actions that are necessary for the treatment of EverBank Equity Awards and to effectuate the provisions of this Section 1.9.

(g)         For purposes of this Agreement, the following terms shall have the following meanings:

(i)           “EverBank DSU” means a compensatory deferred stock unit award with respect to EverBank Common Stock that is held by an independent director of the Board of Directors of EverBank as of immediately prior to the Effective Time.

(ii)            “EverBank Equity Awards” means EverBank Options and EverBank DSUs.

(iii)          “EverBank Option” means a compensatory option to purchase shares of EverBank Common Stock that is outstanding and unexercised as of immediately prior to the Effective Time.

(iv)          “EverBank Performance-Vesting Option” means any EverBank Option subject to performance-based vesting conditions.

(v)        “EverBank Time-Vesting Option” means any EverBank Option subject to solely time-based vesting conditions (excluding, for the avoidance of doubt, any EverBank Performance-Vesting Option).

1.10       Treatment of WaFd Equity Awards

(a)         At the Effective Time, each (i) WaFd Option, (ii) WaFd Restricted Stock Award and (iii) WaFd Restricted Stock Unit Award (collectively, “WaFd Equity Awards”) that (A) is vested but not yet settled as of immediately prior to the Effective Time or (B) by its terms becomes vested in connection with the Closing (each, a “Vested WaFd Equity Award”) shall, by virtue of the Merger and without further action on the part of the holder thereof, become fully vested and exercisable, and all forfeiture restrictions and vesting conditions applicable thereto shall lapse in accordance with the terms of the applicable WaFd Incentive Plan.  At the Effective Time, each WaFd Equity Award that is not a Vested WaFd Equity Award shall continue to have and be subject to the same terms and conditions (including the vesting schedule, termination protections and dividend equivalent rights) that applied to such WaFd Equity Award immediately prior to the Effective Time.  At or prior to the Effective Time, WaFd, the Board of Directors of WaFd and its compensation committee, as applicable, shall adopt any resolutions and take any actions that are necessary for the treatment of WaFd Equity Awards.

(b)         For purposes of this Agreement, the following terms shall have the following meanings:

(i)           “WaFd ESPP” means the WaFd Bank Amended and Restated Non-Qualified Employee Stock Purchase Plan.

(ii)          “WaFd Incentive Plan” means each of the WaFd 2025 Stock Incentive Plan, Washington Federal 2020 Incentive Plan and Washington Federal 2011 Incentive Plan.

(iii)        “WaFd Option” means a compensatory option to purchase shares of WaFd Common Stock that is outstanding and unexercised as of immediately prior to the Effective Time.

(iv)          “WaFd Restricted Stock Award” means a compensatory award of restricted shares of WaFd Common Stock.

(v)           “WaFd Restricted Stock Unit Award” means a compensatory unit award in respect of shares of WaFd Common Stock (including units credited under the WaFd Deferred Compensation Plan).

1.11     Articles of Incorporation of Surviving Corporation.  At the Effective Time, the articles of incorporation of WaFd, as in effect immediately prior to the Effective Time, as amended by the Articles of Amendment, shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with applicable law.

1.12     Bylaws of Surviving Corporation.  At the Effective Time, the bylaws of WaFd, as in effect immediately prior to the Effective Time, shall be amended by the bylaws amendment in the form attached hereto as Exhibit B (such amendment, the “WaFd Bylaw Amendment”), and such bylaws, as so amended, shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with applicable law.

1.13      Tax Consequences.  The parties intend that the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder, and that this Agreement be and hereby is adopted as a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code and the Treasury Regulations promulgated thereunder.

1.14     Bank Merger.  Immediately following the Effective Time, WaFd Bank, a Washington State-chartered bank and a wholly owned Subsidiary of WaFd (“WaFd Bank”), will merge (the “Bank Merger”) with and into EverBank, National Association, a national banking association and a wholly owned Subsidiary of EverBank (“EverBank, N.A.”).  EverBank, N.A. shall be the surviving entity in the Bank Merger and, following the Bank Merger, the separate corporate existence of WaFd Bank shall cease.  Promptly after the date of this Agreement, EverBank, N.A. and WaFd Bank shall enter into an agreement and plan of merger in substantially the form attached hereto as Exhibit C (the “Bank Merger Agreement”).  Each of EverBank and WaFd shall approve the Bank Merger Agreement and the Bank Merger as the sole stockholder of EverBank, N.A. and WaFd Bank, respectively.  Prior to the Effective Time, WaFd shall cause WaFd Bank, and EverBank shall cause EverBank, N.A., to execute such certificates or articles of merger and such other documents and certificates as are necessary to effectuate the Bank Merger (“Bank Merger Certificates”).

ARTICLE II

EXCHANGE OF SHARES

2.1        WaFd to Make Consideration Available.  At or prior to the Effective Time, WaFd shall deposit, or shall cause to be deposited, with a bank or trust company designated by WaFd and reasonably acceptable to EverBank (the “Exchange Agent”), for the benefit of the holders of Old Certificates (which for purposes of this Article II shall be deemed to include certificates or book-entry account statements representing shares of EverBank Preferred Stock, as applicable), for exchange in accordance with this Article II, (a) evidence in book-entry form, representing shares of WaFd Common Stock or WaFd Rollover Preferred Stock to be issued pursuant to Section 1.5 and Section 1.6, respectively, and exchanged pursuant to Section 2.2(a) in exchange for outstanding shares of EverBank Common Stock and EverBank Preferred Stock, respectively (collectively, referred to herein as “New Certificates”), and (b) cash in an amount sufficient to pay cash in lieu of any fractional shares (such New Certificates and cash described in the foregoing clauses (a) and (b), together with any dividends or distributions with respect thereto payable in accordance with Section 2.2(b), being hereinafter referred to as the “Exchange Fund”).

2.2        Exchange of Shares.

(a)         No later than ten (10) business days prior to the Closing, WaFd shall cause the Exchange Agent to deliver to each holder of record of one (1) or more Old Certificates representing shares of EverBank Common Stock or EverBank Preferred Stock that will be converted at the Effective Time into the right to receive the Merger Consideration or WaFd Rollover Preferred Stock, as applicable, pursuant to Article I, a letter of transmittal substantially in the form attached hereto as Exhibit D (a “Letter of Transmittal”) and instructions for use in effecting the surrender of the Old Certificates in exchange for evidence in book-entry form representing the number of whole shares of WaFd Common Stock or WaFd Rollover Preferred Stock, as applicable (such materials and instructions to include customary provisions with respect to delivery of an “agent’s message” with respect to book-entry shares) and any cash in lieu of fractional shares which the shares of EverBank Common Stock represented by such Old Certificate or Old Certificates shall be converted into the right to receive pursuant to this Agreement as well as any dividends or distributions to be paid pursuant to Section 2.2(b).  If the holder of such Old Certificate or Old Certificates properly surrenders such Old Certificate or Old Certificates for exchange and cancellation to the Exchange Agent (it being understood that no certificates shall be required to be delivered for shares of EverBank Common Stock or EverBank Preferred Stock held in book-entry at the Effective Time), together with such properly completed Letter of Transmittal, duly executed, at least two (2) business days prior to the Closing Date, such holder shall be entitled to receive on the Closing Date (and if such Old Certificate or Old Certificates are not so surrendered together with such properly completed Letter of Transmittal at least two (2) business days prior to the Closing Date, then two (2) business days following such surrender) in exchange therefor, as applicable, (i) a New Certificate representing that number of whole shares of WaFd Common Stock or WaFd Rollover Preferred Stock, as applicable to which such holder of EverBank Common Stock or EverBank Preferred Stock shall have become entitled pursuant to the provisions of Article I and (ii) a check or wire transfer of immediately available funds representing the amount of (x) any cash in lieu of a fractional share which such holder has the right to receive in respect of the Old Certificate or Old Certificates surrendered pursuant to the provisions of this Article II and (y) any dividends or distributions which the holder thereof has the right to receive pursuant to this Section 2.2, and the Old Certificate or Old Certificates so surrendered shall forthwith be cancelled.  No interest will be paid or accrued on the Merger Consideration or any cash in lieu of fractional shares or dividends or distributions payable to holders of Old Certificates.  Until surrendered as contemplated by this Section 2.2, each Old Certificate shall be deemed at any time after the Effective Time to represent only the right to receive, upon surrender, the Merger Consideration or WaFd Rollover Preferred Stock, as applicable, and any cash in lieu of fractional shares or in respect of dividends or distributions as contemplated by this Section 2.2.

(b)         No dividends or other distributions declared with respect to WaFd Common Stock or WaFd Rollover Preferred Stock shall be paid to the holder of any unsurrendered Old Certificate until the holder thereof shall surrender such Old Certificate in accordance with this Article II.  After the surrender of an Old Certificate in accordance with this Article II, the record holder thereof shall receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to the whole shares of WaFd Common Stock or WaFd Rollover Preferred Stock which the shares of EverBank Common Stock or EverBank Preferred Stock represented by such Old Certificate have been converted into the right to receive (after giving effect to Section 6.12).

(c)        If any New Certificate representing shares of WaFd Common Stock or WaFd Rollover Preferred Stock is to be issued in a name other than that in which the Old Certificate or Old Certificates surrendered in exchange therefor is or are registered, it shall be a condition of the issuance thereof that the Old Certificate or Old Certificates so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer and other similar Taxes required by reason of the issuance of a New Certificate representing shares of WaFd Common Stock or WaFd Rollover Preferred Stock in any name other than that of the registered holder of the Old Certificate or Old Certificates surrendered, or shall establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not required to be paid.

(d)        After the Effective Time, there shall be no transfers on the stock transfer books of EverBank of the shares of EverBank Common Stock or EverBank Preferred Stock that were issued and outstanding immediately prior to the Effective Time.  If, after the Effective Time, Old Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for the Merger Consideration or WaFd Rollover Preferred Stock, as applicable, and cash in lieu of fractional shares and dividends or distributions that the holder presenting such Old Certificates is entitled to, as provided in this Article II.

(e)        Notwithstanding anything to the contrary contained herein, no New Certificates or scrip representing fractional shares of WaFd Common Stock shall be issued upon the surrender for exchange of Old Certificates or otherwise pursuant to this Agreement, no dividend or distribution with respect to WaFd Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of WaFd.  In lieu of the issuance of any such fractional share, WaFd shall pay to each former holder who otherwise would be entitled to receive such fractional share an amount in cash (rounded to the nearest cent) determined by multiplying (i) the WaFd Share Closing Price by (ii) the fraction of a share (after taking into account all shares of EverBank Common Stock held by such holder immediately prior to the Effective Time and rounded to the nearest thousandth when expressed in decimal form) of WaFd Common Stock which such holder would otherwise be entitled to receive pursuant to Article I.  The parties acknowledge that payment of such cash consideration in lieu of issuing fractional shares is not separately bargained-for consideration, but merely represents a mechanical rounding off for purposes of avoiding the expense and inconvenience that would otherwise be caused by the issuance of fractional shares.

(f)        Any portion of the Exchange Fund that remains unclaimed by the holders of EverBank Common Stock or EverBank Preferred Stock for one (1) year after the Effective Time shall be paid to the Surviving Corporation.  Any former holders of EverBank Common Stock or EverBank Preferred Stock who have not theretofore exchanged their Old Certificates pursuant to this Article II shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration or WaFd Rollover Preferred Stock, as applicable, and cash in lieu of any fractional shares and any unpaid dividends and distributions on the WaFd Common Stock or WaFd Rollover Preferred Stock deliverable in respect of each former share of EverBank Common Stock or EverBank Preferred Stock, respectively, that such holder holds as determined pursuant to this Agreement, in each case, without any interest thereon.  Notwithstanding the foregoing, none of WaFd, EverBank, the Surviving Corporation, the Exchange Agent or any other person shall be liable to any former holder of shares of EverBank Common Stock or EverBank Preferred Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

(g)        Each of WaFd and the Exchange Agent shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any applicable provision of state, local or non-U.S. Tax law; provided that, except with respect to payments in the nature of compensation or deductions and withholdings required as a result of a payee’s failure to deliver a duly executed and properly completed IRS Form W-9, WaFd shall (i) provide the relevant payee with written notice of its intention to deduct and withhold at least ten (10) business days prior to the date of the applicable payment, and (ii) use commercially reasonable efforts to cooperate with such payee to reduce or eliminate any such deduction or withholding to the extent permitted under applicable law. To the extent that amounts are so deducted or withheld by WaFd or the Exchange Agent, as the case may be, and timely paid over to the appropriate Governmental Entity, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which the deduction and withholding was made by WaFd or the Exchange Agent, as the case may be.  Notwithstanding anything herein to the contrary, any amounts payable in connection with the Closing in respect of any EverBank Equity Award with respect to employee award holders of EverBank and its Subsidiaries may be made through the payroll system of the Surviving Corporation or one of its Subsidiaries.

(h)        In the event any Old Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed and, if required by WaFd or the Exchange Agent, the posting by such person of a bond in such amount as WaFd or the Exchange Agent may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Old Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Old Certificate the Merger Consideration or WaFd Rollover Preferred Stock, as applicable, and any cash in lieu of fractional shares deliverable in respect thereof pursuant to this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF EVERBANK

Except as disclosed in the disclosure schedule delivered by EverBank to WaFd concurrently herewith (the “EverBank Disclosure Schedule”); provided that (i) no such item is required to be set forth as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect, (ii) the mere inclusion of an item in the EverBank Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by EverBank that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect and (iii) any disclosures made with respect to a section of this Article III shall be deemed to qualify (A) any other section of this Article III specifically referenced or cross-referenced and (B) other sections of this Article III to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to such other sections, EverBank hereby represents and warrants to WaFd as follows:

3.1        Corporate Organization.

(a)        EverBank is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is a bank holding company duly registered under the Bank Holding Company Act of 1956, as amended (“BHC Act”) that has elected to be treated as a financial holding company under the BHC Act.  EverBank has the corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted in all material respects.  EverBank is duly licensed or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing, qualification or standing necessary, except where the failure to be so licensed or qualified or to be in good standing would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.  As used in this Agreement, the term “Material Adverse Effect” means, with respect to WaFd, EverBank or the Surviving Corporation, as the case may be, any effect, change, event, circumstance, condition, occurrence or development that, either individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (i) the business, properties, assets, liabilities, results of operations or financial condition of such party and its Subsidiaries, taken as a whole (provided, however, that, with respect to this clause (i), Material Adverse Effect shall not be deemed to include the impact of or effects to the extent resulting from (A) changes, after the date hereof, in U.S. generally accepted accounting principles (“GAAP”) or applicable regulatory accounting requirements or authoritative interpretations thereof, (B) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industries in which such party and its Subsidiaries operate, or interpretations thereof by courts or Governmental Entities, (C) changes, after the date hereof, in global, national or regional political conditions (including the outbreak or escalation of war or acts of terrorism or cyberattacks on third parties) or in economic or market (including equity, credit and debt markets, as well as changes in interest rates) conditions affecting the financial services industry generally and not specifically relating to such party or its Subsidiaries, (D) changes, after the date hereof, resulting from hurricanes, earthquakes, tornados, floods, wildfires or other natural or manmade disasters or from any outbreak of any disease, epidemic, pandemic or other public health event, (E) public disclosure of the execution of this Agreement, public disclosure or consummation of the transactions contemplated hereby (including any effect on a party’s relationships with its customers or employees) (it being understood that the foregoing shall not apply for purposes of any representations and warranties relating to the announcement, pendency or consummation of the transactions contemplated by this Agreement) or actions expressly required by this Agreement or that are taken with the prior written consent of the other party in contemplation of the transactions contemplated hereby, or (F) a decline in the trading price of a party’s common stock or the failure, in and of itself, to meet earnings projections or internal financial forecasts, but not, in either case, including the underlying causes thereof; except, with respect to subclauses (A), (B), (C) or (D), to the extent that the effects of such change are materially disproportionately adverse to the business, properties, assets, liabilities, results of operations or financial condition of such party and its Subsidiaries, taken as a whole, as compared to other banks or savings associations and their holding companies operating principally in the areas in which such party and its Subsidiaries are located) or (ii) the ability of such party to timely consummate the transactions contemplated hereby.  As used in this Agreement, the term “Subsidiary,” when used with respect to any person, means any corporation, partnership, limited liability company, bank or other organization, whether incorporated or unincorporated, which is consolidated with such person for financial reporting purposes.  True and complete copies of the amended and restated certificate of incorporation of EverBank (“EverBank Articles”) and the bylaws of EverBank, as amended (“EverBank Bylaws”), as in effect as of the date hereof, have previously been made available by EverBank to WaFd.  True and complete copies of the organizational documents of EverBank, N.A., as in effect as of the date hereof, have previously been made available by EverBank to WaFd.

(b)       Except, in the case of clauses (ii) and (iii) only, as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, each Subsidiary of EverBank (a “EverBank Subsidiary”) (i) is duly organized, licensed and validly existing under the laws of its jurisdiction of organization, (ii) is duly qualified to do business and, where such concept is recognized under applicable law, in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership, leasing or operation of property or the conduct of its business requires it to be so licensed or qualified or in good standing and (iii) has all requisite corporate power and authority to own, lease or operate its properties and assets and to carry on its business as now conducted.  There are no restrictions on the ability of any Subsidiary of EverBank to pay dividends or distributions, except, in the case of a Subsidiary that is a regulated entity, for restrictions on dividends or distributions generally applicable to all such regulated entities.  The deposit accounts of each Subsidiary of EverBank that is an insured depository institution are insured by the Federal Deposit Insurance Corporation (the “FDIC”) through the Deposit Insurance Fund (as defined in Section 3(y) of the Federal Deposit Insurance Act of 1950) to the fullest extent permitted by law, all premiums and assessments required to be paid in connection therewith have been paid when due, and no proceedings for the termination of such insurance are pending or, to the knowledge of EverBank, threatened.

3.2        Capitalization.

(a)        The authorized capital stock of EverBank consists of 20,000,000 shares of EverBank Class A Common Stock, 20,000,000 shares of EverBank Class B Common Stock and 1,250,000 shares of EverBank Preferred Stock.  As of September 4, 2026, no shares of capital stock or other voting securities of EverBank are issued, reserved for issuance or outstanding, other than (i) 10,437,434 shares of EverBank Class A Common Stock issued and outstanding, (ii) 10,321,840 shares of EverBank Class B Common Stock issued and outstanding, (iii) 675,000 shares of EverBank Preferred Stock issued and outstanding, (iv) 2,162,713 shares of EverBank Common Stock reserved for issuance upon the exercise of outstanding EverBank Options (assuming achievement of the applicable performance goals at the target level), (v) 14,561 shares of EverBank Common Stock subject to outstanding DSUs, and (vi) no shares of EverBank Common Stock held in treasury.  As of the date of this Agreement, except as set forth in the immediately preceding sentence and for changes since September 4, 2026 resulting from the exercise of any EverBank Options described in the immediately preceding sentence, there are no shares of capital stock or other voting securities or equity interests of EverBank issued, reserved for issuance or outstanding.  All of the issued and outstanding shares of EverBank Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.  No bonds, debentures, notes or other indebtedness that have the right to vote on any matters on which stockholders of EverBank may vote are issued or outstanding.  Except as set forth in Section 3.2(a) of the EverBank Disclosure Schedule, as of the date hereof, no trust preferred or subordinated debt securities of EverBank are issued or outstanding.  Other than EverBank Equity Awards issued prior to the date of this Agreement as described in this Section 3.2(a), as of the date hereof, there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements obligating EverBank to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities.

(b)       Except as set forth in Section 3.2(b) of the EverBank Disclosure Schedule, there are no voting trusts, stockholder agreements, proxies or other agreements in effect pursuant to which EverBank or any of EverBank Subsidiaries has a contractual or other obligation with respect to the voting or transfer of EverBank Common Stock or other equity interests of EverBank.  Other than EverBank Equity Awards, no equity-based awards (including any cash awards where the amount of payment is determined in whole or in part based on the price of any capital stock of EverBank or any of its Subsidiaries) are outstanding.  No Subsidiary of EverBank owns any shares of capital stock of EverBank.

(c)         EverBank owns, directly or indirectly, all of the issued and outstanding shares of capital stock or other equity ownership interests of each of EverBank Subsidiaries, free and clear of any liens, pledges, charges, encumbrances and security interests whatsoever (“Liens”), and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (except, with respect to EverBank Subsidiaries that are insured depository institutions, as provided under 12 U.S.C. § 55 or any comparable provision of applicable state law) and free of preemptive rights, with no personal liability attaching to the ownership thereof.  No EverBank Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.  Section 3.2(c) of the EverBank Disclosure Schedule sets forth a true and complete list of all Subsidiaries of EverBank as of the date hereof.

3.3         Authority; No Violation.

(a)          EverBank has full corporate power and authority to execute and deliver this Agreement and, subject to receipt of the EverBank Stockholder Approval, to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, have been duly and validly approved by the Board of Directors of EverBank.  The Board of Directors of EverBank has determined that the Merger, on the terms and conditions set forth in this Agreement, is advisable and in the best interests of EverBank and its stockholders.  Except for the approval and adoption of this Agreement by the holders of at least sixty-six and two-thirds percent (66.667%) of the outstanding shares of EverBank Class A Common Stock (“EverBank Stockholder Approval”), and the adoption and approval of the Bank Merger Agreement by the board of directors of EverBank, N.A. and EverBank as its sole stockholder, no other further corporate proceedings on the part of EverBank are necessary to approve this Agreement or to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by EverBank and (assuming due authorization, execution and delivery by WaFd) constitutes a valid and binding obligation of EverBank, enforceable against EverBank in accordance with its terms (except in all cases as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting insured depository institutions or their parent companies or the rights of creditors generally and subject to general principles of equity (the “Enforceability Exceptions”)).

(b)        Subject to the receipt of the EverBank Stockholder Approval, neither the execution and delivery of this Agreement by EverBank nor the consummation by EverBank of the transactions contemplated hereby, nor compliance by EverBank with any of the terms or provisions hereof, will (i) violate any provision of EverBank Articles or EverBank Bylaws or comparable governing documents of any EverBank Subsidiary or (ii) assuming that the consents, approvals and filings referred to in Section 3.4 are duly obtained and/or made, (x) violate any law, statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to EverBank or any of its Subsidiaries or any of their respective properties or assets or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of EverBank or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which EverBank or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound, except (in the case of clause (ii) above) for such violations, conflicts, breaches, defaults, terminations, cancellations, accelerations or creations which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.

3.4        Consents and Approvals.  Except for (a) the filing of any required applications, filings and notices, as applicable, with the WaFd Stock Exchange, (b) the filing of any required applications, filings and notices, as applicable, with the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) under the BHC Act and approval of such applications, filings and notices, (c) the filing of any required applications, filings and notices, as applicable, with the Office of the Comptroller of the Currency (the “OCC”) in connection with the Bank Merger, including under the Bank Merger Act, and approval of such applications, filings and notices and expiration of any related waiting period, (d) the filing of any required applications, filings or notices listed on Section 3.4 of the EverBank Disclosure Schedule or Section 4.4 of the WaFd Disclosure Schedule and approval or non-objection, as applicable, of such applications, filings and notices, (e) the filing with the Securities and Exchange Commission (the “SEC”) of the  Proxy Statement, (f) the filing of the Articles of Merger with the Washington Secretary pursuant to the WBCA and the filing of the Bank Merger Certificates with the applicable Governmental Entities as required by applicable law, and (g) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of WaFd Common Stock and WaFd Rollover Preferred Stock pursuant to this Agreement and the approval of the listing of such WaFd Common Stock on the WaFd Stock Exchange, no notices to, consents or approvals of or non-objections of, waivers or authorizations by, or applications, filings or registrations with any court or administrative agency or commission or other governmental authority or instrumentality or SRO (each, a “Governmental Entity”) are necessary in connection with (i) the execution and delivery by EverBank of this Agreement or (ii) the consummation of the Merger and the other transactions contemplated hereby (including the Bank Merger).  As used in this Agreement, “SRO” means (A) any “self-regulatory organization” as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (B) any other United States or foreign securities exchange, futures exchange, commodities exchange or contract market.  As of the date hereof, EverBank is not aware of any reason why the necessary regulatory approvals and consents will not be received in order to permit consummation of the Merger and Bank Merger on a timely basis.

3.5      Reports.  EverBank and each of its Subsidiaries have timely filed or furnished, as applicable, all reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file (or furnish, as applicable) since January 1, 2024 with (i) any state regulatory authority, (ii) the SEC, (iii) the Federal Reserve Board, (iv) the OCC, (v) the FDIC, (vi) any foreign regulatory authority, (vii) any SRO and (viii) any other federal, state or foreign governmental or regulatory agency or authority having jurisdiction over the parties or their respective Subsidiaries ((i) – (viii), collectively, “Regulatory Agencies”), and have paid all fees and assessments due and payable in connection therewith, except where the failure to file (or furnish, as applicable) such report, registration or statement or to pay such fees and assessments would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.  Except for normal examinations conducted by a Regulatory Agency in the ordinary course of business of EverBank and its Subsidiaries, no Regulatory Agency has initiated or has pending any proceeding or, to the knowledge of EverBank, investigation into the business or operations of EverBank or any of its Subsidiaries since January 1, 2024, except where such proceedings or investigations would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.  There (i) is no unresolved violation, criticism, or exception by any Regulatory Agency with respect to any report or statement relating to any examinations or inspections of EverBank or any of its Subsidiaries, and (ii) has been no formal or informal inquiries by, or disagreements or disputes with, any Regulatory Agency with respect to the business, operations, policies or procedures of EverBank or any of its Subsidiaries since January 1, 2024, in each case, which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.

3.6        Financial Statements.

(a)        EverBank has delivered to WaFd (i) the audited consolidated balance sheet of EverBank as of December 31, 2025 and the related audited consolidated statements of operations and cash flows for the year ended December 31, 2025 and the notes thereto (collectively, the “Audited Financial Statements”) and (ii) the unaudited consolidated balance sheet of EverBank as of June 30, 2026 and the related unaudited consolidated statements of operations for the three months ended June 30, 2026 (collectively, the “Interim Financial Statements” and, together with the Audited Financial Statements, the “Financial Statements”).  The Financial Statements (i) have been prepared from, and are in accordance with, the books and records of EverBank and its Subsidiaries in all material respects, (ii) fairly present, in all material respects, the combined financial position of EverBank and its Subsidiaries as of the date thereof and their combined results of operations and cash flows for the period then ended (subject in the case of unaudited statements to year-end audit adjustments normal in nature and amount), (iii) complied, as of their respective dates of delivery, in all material respects with applicable accounting requirements and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements.  The books and records of EverBank and its Subsidiaries have been, since January 1, 2024, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements.  As of the date of this Agreement, PricewaterhouseCoopers LLP has not resigned (or informed EverBank that it intends to resign) or been dismissed as independent public accountant of EverBank as a result of or in connection with any disagreements with EverBank on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b)       Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, neither EverBank nor any of its Subsidiaries has any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due) required by GAAP to be included on a consolidated balance sheet of EverBank, except for those liabilities that are reflected or reserved against on the consolidated balance sheet of EverBank included in Interim Financial Statements (including any notes thereto) and for liabilities incurred in the ordinary course of business consistent with past practice since June 30, 2026, or in connection with this Agreement and the transactions contemplated hereby.

(c)       EverBank maintains a system of internal controls (i) over financial reporting and accounting designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes, including to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations, and (B) transactions are recorded as necessary to permit preparation of the Financial Statements in accordance with GAAP and to maintain asset accountability and (ii) that is in compliance in all material respects with all applicable law.  EverBank has disclosed to WaFd any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting, and any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls over financial reporting, in each case that occurred from and after January 1, 2024 and as of or prior to the date of this Agreement and relating in any way to EverBank or any of its financial statements, including the Financial Statements.

(d)        Since January 1, 2024, (i) neither EverBank nor any of its Subsidiaries, nor, to the knowledge of EverBank, any director, officer, auditor, accountant or representative of EverBank or any of its Subsidiaries, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or, to the knowledge of EverBank, oral, regarding the accounting or auditing practices, procedures, methodologies or methods (including with respect to loan loss reserves, write-downs, charge-offs and accruals) of EverBank or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or written claim that EverBank or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no employee of or attorney representing EverBank or any of its Subsidiaries, whether or not employed by EverBank or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by EverBank or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Board of Directors of EverBank or any committee thereof or similar governing body of any EverBank Subsidiary or any committee thereof, or, to the knowledge of EverBank, to any director or officer of EverBank or any EverBank Subsidiary.

3.7        Broker’s Fees.  Neither EverBank nor any EverBank Subsidiary nor any of their respective officers or directors has employed any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or related transactions contemplated by this Agreement other than J.P. Morgan Securities LLC and Piper Sandler & Co. EverBank has disclosed to WaFd the aggregate fees provided for in connection with its engagement of J.P. Morgan Securities LLC and Piper Sandler & Co. related to the transactions contemplated by this Agreement.

3.8         Absence of Certain Changes or Events.

(a)        Since December 31, 2025, there has not been any effect, change, event, circumstance, condition, occurrence or development that has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.

(b)      Since December 31, 2025 through the date of this Agreement, except with respect to the transactions contemplated hereby, EverBank and its Subsidiaries have carried on their respective businesses in all material respects in the ordinary course.

3.9         Legal Proceedings.

(a)       Neither EverBank nor any of its Subsidiaries is a party to any, and there are no pending or, to the knowledge of EverBank, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against EverBank or any of its Subsidiaries or any of their current or former directors or executive officers (i) that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, or (ii) is of a material nature challenging the validity or propriety of this Agreement or the transactions contemplated hereby.

(b)        There is no material injunction, order, judgment, decree, or regulatory restriction imposed upon EverBank, any of its Subsidiaries or the assets of EverBank or any of its Subsidiaries (or that, upon consummation of the Merger, would apply to the Surviving Corporation or any of its affiliates).

3.10      Taxes and Tax Returns.

(a)       Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank:

(i)       Each of EverBank and its Subsidiaries has duly and timely filed (taking into account all applicable extensions) all Tax Returns required to be filed by it, and all such Tax Returns are true, correct, and complete in all respects;

(ii)        All Taxes of EverBank and its Subsidiaries (whether or not shown on any Tax Return) that are due and payable have been fully and timely paid;

(iii)         Each of EverBank and its Subsidiaries has (i) duly and timely deducted, withheld and collected all Taxes required to be deducted, withheld and collected by it with respect to any payment owing to or from any employee, creditor, stockholder, independent contractor, customer or other third party (and have timely paid over any amounts so withheld, deducted or collected to the appropriate Governmental Entity) and (ii) otherwise complied in all respects with all applicable laws relating to the withholding, collection and remittance of Taxes (including information reporting requirements);

(iv)       There is no (i) litigation, audit, examination, investigation or other administrative or judicial proceeding pending or threatened in writing with respect to any Taxes or Tax Returns of EverBank or any of its Subsidiaries or (ii) deficiency for Taxes that has been proposed, asserted or assessed in writing by any Governmental Entity against EverBank or any of its Subsidiaries (and that has not been satisfied, withdrawn or otherwise resolved);

(v)         In the last six (6) years, no claim in respect of Taxes has been made in writing by any Tax authority in a jurisdiction where EverBank or any of its Subsidiaries has not filed Tax Returns of a particular type that indicate that EverBank or any of its Subsidiaries is or may be subject to Tax of such type by, or required to file Tax Returns with respect to Taxes of such type in, such jurisdiction;

(vi)         There are no Liens in respect of or on account of Taxes upon any property or assets of EverBank or any of its Subsidiaries, other than Permitted Encumbrances;

(vii)      Neither EverBank nor any of its Subsidiaries (i) has been a member of an affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns (other than a group the common parent of which is or was EverBank or any of its Subsidiaries) or (ii) has any liability for the Taxes of any person (other than EverBank or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar or analogous provision of state, local or non-U.S. law), as a transferee or successor or by contract (other than contracts entered into in the ordinary course of business not primarily related to Taxes), or otherwise by operation of law;

(viii)       None of EverBank or its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any transaction occurring in the two-year period ending on the date hereof that was purported or intended to be governed in whole or in part by Section 355(a) of the Code; and

(ix)         Neither EverBank nor any of its Subsidiaries has been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) (or any similar provision of state, local or non-U.S. law).

(b)       As used in this Agreement, the term “Tax” or “Taxes” means all federal, state, local, and foreign income, excise, gross receipts, ad valorem, profits, gains, property, capital, sales, transfer, use, license, payroll, employment, social security, severance, unemployment, withholding, duties, excise, windfall profits, intangibles, franchise, backup withholding, value added, alternative or add-on minimum, estimated and other taxes, charges, fees, levies or like assessments, in the nature of a tax, together with all penalties and additions to tax and interest thereon.

(c)         As used in this Agreement, the term “Tax Return” means any return, declaration, report, claim for refund, estimate, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, supplied to a Governmental Entity.

(d)        As used in this Agreement, the term “Treasury Regulations” means the regulations (including temporary regulations) promulgated by the United States Department of the Treasury pursuant to and in respect of the provisions of the Code.

3.11       Employees and Employee Benefit Plans.

(a)        Section 3.11(a) of the EverBank Disclosure Schedule lists all material EverBank Benefit Plans. For purposes of this Agreement, “EverBank Benefit Plans” means all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), whether or not subject to ERISA, and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, medical, life or other insurance or welfare, retiree medical or life insurance, pension or retirement, supplemental retirement, severance or other compensation or benefit plans, programs, agreements or arrangements, and all retention, bonus, employment, consulting, termination or severance plans, programs or arrangements or other contracts or agreements to or with respect to which EverBank or any Subsidiary or any trade or business of EverBank or any of its Subsidiaries, whether or not incorporated, all of which together with EverBank would be deemed a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA (a “EverBank ERISA Affiliate”), is a party or has any current or future obligation or that are maintained, contributed to or sponsored by EverBank or any of its Subsidiaries or any EverBank ERISA Affiliate, or to which EverBank or any of its Subsidiaries is required or obligated to maintain, contribute to or sponsor or with respect to which EverBank or any of its Subsidiaries has any direct or indirect liability, for the benefit of any current or former employee, officer, director or independent contractor of EverBank or any of its Subsidiaries or any EverBank ERISA Affiliate.

(b)       EverBank has made available to WaFd true and complete copies of each of the material EverBank Benefit Plans (or for an unwritten material EverBank Benefit Plan, a written description of the material terms thereof) and the following related documents, to the extent applicable, copies of (i) any summary plan description, (ii) the most recent Annual Report (Form 5500 Series) and accompanying schedules and (iii) the most recent determination letter from the Internal Revenue Service.

(c)       Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, (i) all EverBank Benefit Plans have been established, operated, maintained and administered in accordance with its terms and the requirements of all applicable laws, including ERISA and the Code, (ii) each EverBank Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or is entitled to rely upon a favorable opinion issued by the Internal Revenue Service, and, to the knowledge of EverBank, there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such plan; (iii) there are no pending, threatened or, to the knowledge of EverBank, anticipated claims (other than claims for benefits in accordance with the terms of any EverBank Benefit Plan) by, on behalf of or against any EverBank Benefit Plan that would reasonably be expected to result in any liability of EverBank or its Subsidiaries; (iv) no EverBank Benefit Plan is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA (a “Multiemployer Plan”) or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA (a “Multiple Employer Plan”); and (v) contributions required to be made under the terms of any EverBank Benefit Plan as of the date hereof have been timely made or, if not yet due, have been fully reflected on the books and records of EverBank in accordance with GAAP.

(d)        Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) (i) entitle any employee, officer, director or independent contractor of EverBank or any of its Subsidiaries to any material payment or benefit under any EverBank Benefit Plan, (ii) result in, accelerate, cause the vesting, exercisability, funding, payment or delivery of, or increase the amount or value of, any payment, right or other benefit to any employee, officer, director or independent contractor of EverBank or any of its Subsidiaries under any EverBank Benefit Plan, or (iii) accelerate the timing of or trigger any funding obligation under a rabbi trust or similar funding vehicle under any EverBank Benefit Plan.

(e)        No EverBank Benefit Plan provides for, and EverBank does not have any obligation to provide, the gross-up or reimbursement of Taxes under Section 409A or 4999 of the Code or otherwise.

(f)        Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank (i) there are and since January 1, 2024 have been no claims or actions pending or, to EverBank’s knowledge, threatened, between EverBank or any of its Subsidiaries and any current or former employee, or applicant for employment, of EverBank or any of its Subsidiaries, (ii) EverBank and its Subsidiaries are in compliance with, and since January 1, 2024 have complied with, all laws regarding employment and employment practices, terms and conditions of employment, wages and hours, plant closing notification, worker classification (including the proper classification of workers as independent contractors and consultants and employees as exempt or non-exempt), equitable pay practices, privacy right, labor disputes, employment discrimination, sexual harassment or discrimination, workers’ compensation or long-term disability policies, safety, retaliation, immigration, family and medical leave, occupational safety and health and other laws in respect of any reduction in force (including notice, information and consultation requirements), and (iii) there are, and since January 1, 2024 have been, no pending or, to the knowledge of EverBank, threatened labor grievances or unfair labor practice claims or charges against EverBank or any of its Subsidiaries, or any strikes or other labor disputes against EverBank or any of its Subsidiaries.  Neither EverBank nor any of its Subsidiaries are or have ever been party to or bound by any collective bargaining or similar agreement with any labor union, works council or similar labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of EverBank or any of its Subsidiaries, and, to the knowledge of EverBank, there are, and since January 1, 2024 have been, no organizing efforts by any union or other group seeking to represent any employees of EverBank or any of its Subsidiaries.

(g)      EverBank has provided or made available to WaFd a true and complete list identifying all employees of EverBank and its Subsidiaries as of a date not more than three (3) business days before the date hereof and specifying with respect to each such employee, as of such date, the employee’s: (i) name or employee identification number, (ii) job title, (iii) employing entity, (iv) primary work location (including country, state and city in the U.S., and province in Canada, as applicable), (v) date of hire, (vi) base salary or regular hourly wage rate, as applicable, (vii) classification as full-time or part-time, and (viii) for U.S. employees, classification as exempt or non-exempt under the Fair Labor Standards Act (the “EverBank Employee Census”). EverBank has provided or made available to WaFd a true and complete list identifying all individual independent contractors currently engaged by EverBank or any of its Subsidiaries as of a date not more than three (3) business days before the date hereof and specifying with respect to each such contractor, as of such date, the contractor’s: (A) name or unique identifying number, (B) hiring entity, (C) start date, (D) primary work location (including country, state and city in the U.S., and province in Canada, as applicable), (E) compensation arrangement or terms, (F) brief description of services provided, and (G) whether engaged directly or through a third-party staffing provider.

(h)        Since January 1, 2024, (i) no allegations of sexual harassment or other sexual misconduct have been made against any employee of EverBank or any of its Subsidiaries with the title of Vice President (or the functional equivalent) or higher or any board member, and, to the knowledge of EverBank, no such individual has engaged in any such conduct, (ii) neither EverBank nor any of its Subsidiaries has entered into any settlement agreement related to allegations of sexual harassment or sexual misconduct or other material allegations of discrimination, harassment or retaliation, and (iii) there are no proceedings currently pending or, to the knowledge of EverBank, threatened related to any allegations of sexual harassment or other sexual misconduct or other material allegations of discrimination, harassment or retaliation.

3.12      Compliance with Applicable Law.

(a)        EverBank and each of its Subsidiaries hold, and have at all times since January 1, 2024 held, all licenses, registrations, franchises, certificates, variances, permits and authorizations necessary for the lawful conduct of their respective businesses and ownership of their respective properties, rights and assets under and pursuant to each (and have paid all fees and assessments due and payable in connection therewith), except where neither the cost of failure to hold nor the cost of obtaining and holding such license, franchise, permit or authorization (nor the failure to pay any fees or assessments) would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, and to the knowledge of EverBank no suspension or cancellation of any such necessary license, registration, franchise, certificate, variance, permit or authorization is threatened.

(b)       Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, EverBank and each of its Subsidiaries have complied with and are not in default or violation under any law, statute, order, rule, regulation, policy or guideline of any Governmental Entity applicable to EverBank or any of its Subsidiaries, including (to the extent applicable to EverBank or its Subsidiaries) all laws, binding industry or self-regulatory standards, and public or posted policies related to data protection or privacy (including laws relating to the privacy and security of data or information that constitutes personal data or personal information under applicable law (“Personal Data”)) (“Privacy Requirements”), the USA PATRIOT Act, the Bank Secrecy Act, the Equal Credit Opportunity Act and Regulation B, the Fair Housing Act, the Community Reinvestment Act, the Fair Credit Reporting Act and Regulation V, the Truth in Lending Act and Regulation Z, the Home Mortgage Disclosure Act and Regulation C, the Fair Debt Collection Practices Act, the Electronic Fund Transfer Act and Regulation E, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations promulgated by the Consumer Financial Protection Bureau, the Interagency Policy Statement on Retail Sales of Nondeposit Investment Products, the SAFE Mortgage Licensing Act of 2008, the Real Estate Settlement Procedures Act and Regulation X, Title V of the Gramm-Leach-Bliley Act, any and all sanctions or regulations enforced by the Office of Foreign Assets Control of the United States Department of Treasury and any other law or regulation relating to bank secrecy, discriminatory lending, financing or leasing practices, consumer protection, money laundering prevention, foreign assets control, U.S. sanctions laws and regulations, Sections 23A and 23B of the Federal Reserve Act and Regulation W, the Sarbanes-Oxley Act, and all agency requirements relating to the origination, sale and servicing of mortgage and consumer loans.

(c)         EverBank, N.A. has a Community Reinvestment Act rating of “satisfactory” or better.

(d)      EverBank maintains a written information privacy and security program that maintains reasonable measures to protect the privacy, confidentiality and security of all Personal Data against any (i) loss or misuse of Personal Data, (ii) unauthorized or unlawful operations performed upon Personal Data, or (iii) other act or omission that compromises the security or confidentiality of Personal Data.

(e)        None of EverBank or any of its Subsidiaries, or to the knowledge of EverBank, any director, officer, employee, agent or other person acting on behalf of EverBank or any of its Subsidiaries has, directly or indirectly, (i) used any funds of EverBank or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from funds of EverBank or any of its Subsidiaries, (iii) violated any provision that would result in the violation of the Foreign Corrupt Practices Act of 1977, as amended, or any similar law, (iv) established or maintained any unlawful fund of monies or other assets of EverBank or any of its Subsidiaries, (v) made any fraudulent entry on the books or records of EverBank or any of its Subsidiaries, or (vi) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business, to obtain special concessions for EverBank or any of its Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for EverBank or any of its Subsidiaries, or is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department, except in each case as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.

(f)         As of the date hereof, EverBank, EverBank, N.A. and each other insured depository institution Subsidiary of EverBank is “well-capitalized” (as such term is defined in the relevant regulation of the institution’s primary bank regulator) and, as of the date hereof, neither EverBank nor any of its Subsidiaries has received any notice from a Governmental Entity that its status as “well-capitalized” or that EverBank, N.A.’s Community Reinvestment Act rating will change within one (1) year from the date of this Agreement.

(g)       Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, (i) EverBank and each of its Subsidiaries have properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable laws and regulations, (ii) none of EverBank, any of its Subsidiaries, or any of its or its Subsidiaries’ directors, officers or employees, has committed any breach of trust or fiduciary duty with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct and accurately reflect the assets and results of such fiduciary account and (iii) neither EverBank nor any of its Subsidiaries has received any written or, to the knowledge of EverBank, oral, customer demands, complaints or other communications that are unresolved and which assert facts or circumstances that would, if true, constitute a breach of trust with respect to any fiduciary or agency account.

3.13       Certain Contracts.

(a)        Except as set forth in Section 3.13(a) of the EverBank Disclosure Schedule, as of the date hereof, neither EverBank nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral, but excluding any EverBank Benefit Plan):

(i)           which contains a provision that materially restricts the conduct of any line of business by EverBank or any of its Subsidiaries or upon consummation of the transactions contemplated hereby will materially restrict the ability of the Surviving Corporation or any of its affiliates to engage in any line of business or in any geographic region (including any exclusivity or exclusive dealing provision with such an effect);

(ii)          which is a collective bargaining agreement or similar agreement with any labor organization;

(iii)         any of the benefits of or obligations under which will arise or be increased or accelerated by the occurrence of the execution and delivery of this Agreement, receipt of EverBank Stockholder Approval or the announcement or consummation of any of the transactions contemplated by this Agreement, or under which a right of cancellation or termination will arise as a result thereof, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, except in case above where the amount does not exceed $1,000,000 individually;

(iv)         (A) that relates to the incurrence of indebtedness by EverBank or any of its Subsidiaries, including any debt for borrowed money, obligations evidenced by notes, debentures or similar instruments, sale and leaseback transactions, capitalized or finance leases and other similar financing arrangements (other than deposit liabilities, trade payables, federal funds purchased, advances and loans from the Federal Home Loan Bank and securities sold under agreements to repurchase, in each case, incurred in the ordinary course of business consistent with past practice), (B) that provides for the guarantee, support, indemnification, assumption or endorsement by EverBank or any of its Subsidiaries of, or any similar commitment by EverBank or any of its Subsidiaries with respect to, the obligations, liabilities or indebtedness of any other person or (C) that provides for any material indemnification or similar obligations on the part of EverBank or any of its Subsidiaries, in the case of each of clauses (A), (B) and (C), in the principal amount of $10,000,000 or more;

(v)          that is any alliance, cooperation, joint venture, stockholders’, partnership or similar agreement involving a sharing of profits or losses relating to EverBank or any of its Subsidiaries;

(vi)        that grants or contains any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of EverBank or its Subsidiaries, taken as a whole;

(vii)        which creates future payment obligations in excess of $5,000,000 per annum (other than any such contracts which are terminable by EverBank or any of its Subsidiaries on sixty (60) days or less notice without any required payment or other conditions, other than the condition of notice), other than extensions of credit, other customary banking products offered by EverBank or its Subsidiaries, or derivatives issued or entered into in the ordinary course of business;

(viii)       that is a settlement, consent or similar agreement and contains any material continuing obligations of EverBank or any of its Subsidiaries;

(ix)         that relates to the acquisition or disposition of any person, business or asset and under which EverBank or its Subsidiaries have or may have a material obligation or liability (including with respect to any “earn-out,” contingent purchase price or similar contingent payment obligation, or any material indemnification liability after the date hereof); or

(x)          that is any contract that contains a material license or other grant of Intellectual Property by EverBank or one of its Subsidiaries to any third party, in each case, other than (A) off-the-shelf or other commercially available software licenses or similar contracts obtained on general commercial terms, (B) non-exclusive licenses that are ancillary or incidental to, and not the primary purpose of, such contracts, and (C) non-exclusive licenses to customers, vendors, contractors, service providers or other third parties in the ordinary course of business.

(b)         Each contract, arrangement, commitment or understanding of the type described in Section 3.13(a), whether or not set forth in the EverBank Disclosure Schedule, is referred to herein as a “EverBank Contract,” and neither EverBank nor any of its Subsidiaries knows of, or has received written, or to the knowledge of EverBank, oral notice of, any violation of any EverBank Contract by any of the other parties thereto which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.  EverBank has made available to WaFd true, correct and complete copies of each EverBank Contract in effect as of the date hereof.

(c)          In each case, except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank:   (i) each EverBank Contract is valid and binding on EverBank or one of its Subsidiaries, as applicable, and in full force and effect;  (ii) EverBank and each of its Subsidiaries has performed all obligations required to be performed by it prior to the date hereof under each EverBank Contract; (iii)  to the knowledge of EverBank each third-party counterparty to each EverBank Contract has performed all obligations required to be performed by it to date under such EverBank Contract; and  (iv) no event or condition exists which constitutes or, after notice or lapse of time or both, will constitute, a breach or default on the part of EverBank or any of its Subsidiaries or, to the knowledge of EverBank, any counterparty thereto, under any such EverBank Contract.

3.14       Agreements with Regulatory Agencies.  Neither EverBank nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since January 1, 2024, a recipient of any supervisory letter from, or since January 1, 2024, has adopted any policies, procedures or board resolutions at the request or suggestion of any Regulatory Agency or other Governmental Entity that currently restricts in any material respect or would reasonably be expected to restrict in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (each, whether or not set forth in the EverBank Disclosure Schedule, a “EverBank Regulatory Agreement”), nor has EverBank or any of its Subsidiaries been advised in writing or, to the knowledge of EverBank, orally, since January 1, 2024, by any Regulatory Agency or other Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such EverBank Regulatory Agreement.

3.15      Derivative Instruments.  (a) Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, all Derivative Transactions, whether entered into for the account of EverBank or one of its Subsidiaries or for the account of a customer of EverBank or one of its Subsidiaries, were entered into in the ordinary course of business of EverBank and its Subsidiaries and in accordance with applicable laws and other policies, practices and procedures employed by EverBank and its Subsidiaries, as applicable, and are legal, valid and binding obligations of EverBank or one of their respective Subsidiaries, as applicable, enforceable against it in accordance with their terms (except as such enforcement may be limited by Enforceability Exceptions), and are in full force and effect; and (b) EverBank and its Subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent required, and, to the knowledge of EverBank, there are no material breaches, violations or defaults or bona fide allegations or assertions of such by any party thereunder.  As used herein, “Derivative Transactions” shall mean any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, prices, values, or other financial or non-financial assets, credit-related events or conditions or any indexes, or any other similar transaction or combination of any of these transactions, including any collateralized debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.

3.16      Environmental Matters.  Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, EverBank and its Subsidiaries are in compliance, and, since January 1, 2024 have complied, with all federal, state and local laws, regulations, orders, decrees, permits, authorizations, common laws and other legal requirements relating to:  (a) the protection or restoration of the environment, human health and safety as it relates to hazardous substance exposure or natural resource damages, (b) the handling, use, presence in the environment, disposal, release or threatened release of, or exposure to, any hazardous substance, or (c) noise, odor, wetlands, indoor air quality, pollution, environmental contamination or any injury to persons or property from exposure to any hazardous substance (collectively, “Environmental Laws”).  There are no legal, administrative, arbitral or other proceedings, claims, notices or actions, or, to the knowledge of EverBank, any private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably be expected to result in the imposition, on EverBank or any of its Subsidiaries of any liability or obligation arising under any Environmental Law, pending or threatened against EverBank, which liability or obligation would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.  To the knowledge of EverBank, there is no reasonable basis for any such proceeding, claim, notice, action or private environmental investigation or remediation activity or governmental investigation that would impose any liability or obligation that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.  EverBank is not subject to any agreement, order, judgment, decree, letter agreement or memorandum of agreement by or with any court, Governmental Entity, regulatory agency or third party imposing any, and otherwise has no, liability or obligation with respect to any Environmental Law that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank.

3.17        Investment Securities.

(a)         Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, each of EverBank and its Subsidiaries has good title to all securities and commodities owned by it (except those sold under repurchase agreements or held in any fiduciary or agency capacity), free and clear of any Lien, except (i) as set forth in the financial statements included in the Financial Statements and (ii) to the extent such securities or commodities are pledged in the ordinary course of business to secure obligations of EverBank or its Subsidiaries.  Such securities and commodities are valued on the books of EverBank in accordance with GAAP in all material respects.

(b)         EverBank and its Subsidiaries employ, to the extent applicable, investment, securities, risk management and other policies, practices and procedures that EverBank believes are prudent and reasonable in the context of their respective businesses, and EverBank and its Subsidiaries have, since January 1, 2024, been in compliance with such policies, practices and procedures in all material respects.

3.18       Real Property.  Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, EverBank or a  EverBank Subsidiary (i) has good and marketable title to all of the real property reflected in the latest audited balance sheet included in the Financial Statements as being owned by EverBank or a Subsidiary of EverBank or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (“EverBank Owned Properties”), free and clear of all material Liens, except (A) statutory Liens securing payments not yet due, (B) Liens for real property Taxes not yet due and payable, (C) easements, rights of way, and other similar encumbrances that do not materially affect the value or use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (D) such imperfections or irregularities of title or Liens as do not materially affect the value or use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties (collectively, “Permitted Encumbrances”), and (ii) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Financial Statements or acquired after the date thereof (except for leases that have expired by their terms since the date thereof) (“EverBank Leased Properties” and, collectively with EverBank Owned Properties, “EverBank Real Property”), free and clear of all material Liens of any nature created by EverBank or any of its Subsidiaries or, to the knowledge of EverBank, any other person, except for Permitted Encumbrances, and is in sole possession of the properties purported to be leased thereunder, subject and pursuant to the terms of the leases, subleases, licenses or other contracts (including all amendments, modifications and supplements thereto) (the “Real Property Leases”), and each such Real Property Lease is valid without material default thereunder by the lessee or, to the knowledge of EverBank, the lessor.  There are no material pending or, to the knowledge of EverBank, threatened condemnation proceedings against any EverBank Real Property.  Except as would not materially affect the value or use of, or otherwise materially impair the business operations at, any EverBank Real Property, no person other than EverBank and a EverBank Subsidiary has any right in, or right to use or occupy, any of the EverBank Real Property or any right to use or occupy any portion of the EverBank Real Property.

3.19       Intellectual Property.  EverBank or one of its Subsidiaries exclusively owns all right, title and interest in and to all EverBank Intellectual Property and is validly licensed to use all other Intellectual Property necessary for the conduct of its business as currently conducted (in each case, free and clear of any Liens other than any Permitted Encumbrances).  Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, (a) EverBank’s and each of its Subsidiaries’ conduct of their respective businesses and the use of any Intellectual Property by EverBank and its Subsidiaries does not infringe, misappropriate or otherwise violate the rights of any person and, as applicable, is in accordance with any applicable license pursuant to which EverBank or any EverBank Subsidiary acquired the right to use any Intellectual Property; (b) no person has claimed or asserted to EverBank in writing that EverBank or any of its Subsidiaries has infringed, misappropriated or otherwise violated the Intellectual Property rights of such person; (c) to the knowledge of EverBank, no person is challenging, infringing, misappropriating or otherwise violating any right of EverBank or any of its Subsidiaries with respect to any Intellectual Property owned by or licensed to EverBank or its Subsidiaries; (d) neither EverBank nor any EverBank Subsidiary has received any written notice of any pending claim or challenge with respect to any Intellectual Property owned by EverBank or any EverBank Subsidiary; and (e) since January 1, 2024, there has been no actual cybersecurity incident or breach of, and no third party has gained unauthorized access to any information technology assets or networks owned by or used in the operation of the business of EverBank and its Subsidiaries (or any Personal Data processed thereby), in a manner that would require notifying any third party under any applicable Privacy Requirements or making any payments to any third party.  Except as would not reasonably be likely, either individually or in the aggregate, to have a Material Adverse Effect on EverBank, EverBank and its Subsidiaries have taken commercially reasonable actions to: (i) avoid the abandonment, cancellation or unenforceability of all Intellectual Property owned or licensed, respectively, by EverBank and its Subsidiaries, and (ii) protect and maintain the confidentiality of their material trade secrets and confidential information, including entering into binding confidentiality agreements with all third parties with access to the same.  For purposes of this Agreement, “Intellectual Property” means intellectual property and similar rights in any jurisdiction throughout the world, including trademarks, service marks, trade names, brand names, Internet domain names, logos, symbols, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), all improvements thereto and any re-examinations, renewals, extensions or reissues thereof; trade secrets and know-how (including processes, technologies, protocols, formulae, prototypes and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person); writings and other works, whether copyrightable or not and whether in published or unpublished works; and registrations or applications for registration of copyrights, and any renewals or extensions thereof; and “EverBank Intellectual Property” means the Intellectual Property owned or purported to be owned by EverBank or any of its Subsidiaries.

3.20       Related Party Transactions.  Except as set forth in Section 3.20 of the EverBank Disclosure Schedule, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between EverBank or any of its Subsidiaries, on the one hand, and any current or former director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of EverBank or any of its Subsidiaries or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) five percent (5%) or more of the outstanding EverBank Common Stock (or any of such person’s immediate family members or affiliates) (other than Subsidiaries of EverBank), on the other hand.

3.21        Takeover Restrictions.  The Board of Directors of EverBank has approved this Agreement and the transactions contemplated hereby as required to render inapplicable to this Agreement and the transactions contemplated hereby any applicable provisions of any Takeover Restrictions. For the purposes of this Agreement, “Takeover Restrictions” means the takeover laws of any state, including any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” law or any similar provisions of the EverBank Articles or EverBank Bylaws or WaFd Articles or WaFd Bylaws, as applicable.

3.22       Reorganization.  Neither EverBank nor any of its Subsidiaries has taken any action or agreed to take any action or is aware of any fact or circumstance that could reasonably be expected to prevent or impede (a) the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, (b) EverBank Tax Counsel from delivering EverBank Tax Opinion or (c) WaFd Tax Counsel from delivering the WaFd Tax Opinion.

3.23       EverBank Information.  The information relating to EverBank and its Subsidiaries that is provided by EverBank or its representatives specifically for inclusion in (a) the Proxy Statement, including the documents and financial statements of EverBank incorporated by reference in the Proxy Statement or (b) any other document filed with any other Regulatory Agency or Governmental Entity in connection herewith will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.  The portions of the Proxy Statement relating to EverBank and its Subsidiaries and other portions within the reasonable control of EverBank and its Subsidiaries will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.  Notwithstanding the foregoing, no representation or warranty is made by EverBank with respect to statements made or incorporated by reference therein based on information provided or supplied by or on behalf of WaFd or its Subsidiaries for inclusion in the Proxy Statement.

3.24        Loan Portfolio.

(a)          All loans and other extensions of credit (including overdrafts and commitments to extend credit) (each, a “Loan”) as of the date hereof by EverBank or its Subsidiaries to any directors, executive officers and principal stockholders (as the terms directors, executive officers and principal stockholders are defined in Regulation O of the Federal Reserve Board (12 C.F.R. Part 215)) of EverBank or any of its Subsidiaries, are and were originated in compliance in all material respects with all applicable laws.

(b)        Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, each outstanding Loan (including Loans held for resale to investors) was solicited and originated, and is and has been administered and, where applicable, serviced, and the relevant Loan files are being maintained, in accordance with the relevant notes or other credit or security documents, EverBank’s written underwriting standards (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors), with all applicable regulatory guidelines and with all applicable law.

(c)         Section 3.24(c) of the EverBank Disclosure Schedule identifies (i) each Loan that as of June 30, 2026 (the “EverBank Loan List Date”) had an outstanding balance and/or unfunded commitment of $5,000,000 or more and that as of such date (A) was contractually past due ninety (90) days or more in the payment of principal and/or interest, (B) was on non-accrual status, (C) was classified by EverBank or its Subsidiaries on its system of record or by any Regulatory Agency as “substandard,” “doubtful,” “loss,” “classified,” “criticized,” “credit risk assets,” “concerned loans,” “watch list” or “special mention” (or words of similar import), (D) the interest rate terms had been reduced and/or the maturity dates had been extended subsequent to the agreement under which the Loan was originally created due to concerns regarding the borrower’s ability to pay in accordance with such initial terms, (E) a specific reserve allocation existed in connection therewith, (F) was required to be accounted for as a troubled debt restructuring in accordance with ASC 310-40, (G) was a high-volatility commercial real estate loan, (H) to the knowledge of EverBank had past due Taxes associated therewith, or (I) to the knowledge of EverBank have been originated or serviced in a manner that would result in the diminution or loss of any associated Small Business Administration or similar guarantee, and (ii) each asset of EverBank or any of its Subsidiaries that as of the EverBank Loan List Date, had a book value of over $5,000,000 and that was classified as OREO or as an asset to satisfy Loans, including repossessed equipment, and the book value thereof as of such date. For each Loan identified in response to clause (i) above, Section 3.24(c) of the EverBank Disclosure Schedule sets forth the outstanding balance, including accrued and unpaid interest, on each such Loan and the identity (by account number or similar identifier) of the borrower thereunder as of the EverBank Loan List Date.

(d)          Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, each outstanding Loan (i) is evidenced by notes, agreements or other evidences of indebtedness that are true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid Liens which have been perfected (including, if applicable, by the timely filing of UCC financing statements (and, if applicable, extensions thereof) or timely recording of deeds of trust), except as may be limited by Enforceability Exceptions, and the collateral for such Loan (x) to the extent collateral is required to be insured, the collateral is so insured and (y) has not been foreclosed upon, sold or transferred and (iii) is a legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

(e)          Neither EverBank nor any of its Subsidiaries is now, nor has it ever been since January 1, 2024, subject to any material fine, suspension, settlement or other administrative agreement or sanction by, or any reduction in any loan purchase commitment, any Governmental Entity or Regulatory Agency relating to the origination, sale or servicing of mortgage or consumer Loans.

3.25       Insurance.  Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on EverBank, (a) EverBank and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of EverBank reasonably has determined to be prudent and consistent with industry practice, and neither EverBank nor any of its Subsidiaries has received notice to the effect that any of them are in default under any material insurance policy, (b) each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of EverBank and its Subsidiaries, EverBank or the relevant Subsidiary thereof is the sole beneficiary of such policies, (c) all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion, (d) there is no claim for coverage by EverBank or any of its Subsidiaries pending under any insurance policy as to which coverage has been questioned, denied or disputed by the underwriters of such insurance policy and (e) neither EverBank nor any of its Subsidiaries has received notice of any threatened termination of, material premium increases with respect to, or material alteration of coverage under, any insurance policies.

3.26        No Other Representations or Warranties.

(a)         Except for the representations and warranties made by EverBank in this Article III or in any certificate delivered by or on behalf of EverBank pursuant to this Agreement, neither EverBank nor any other person makes any express or implied representation or warranty with respect to EverBank, its Subsidiaries, or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, and EverBank hereby disclaims any such other representations or warranties.  In particular, without limiting the foregoing disclaimer, neither EverBank nor any other person makes or has made any representation or warranty to WaFd or any of its affiliates or representatives with respect to (i) any financial projection, forecast, estimate, budget or prospective information relating to EverBank or any of its Subsidiaries or their respective businesses, or (ii) except for the representations and warranties made by EverBank in this Article III, any oral or written information presented to WaFd or any of its affiliates or representatives in the course of their due diligence investigation of EverBank, the negotiation of this Agreement or in the course of the transactions contemplated hereby.

(b)         EverBank acknowledges and agrees that neither WaFd nor any other person has made or is making, and EverBank has not relied upon and hereby disclaims, any express or implied representation or warranty other than those contained in Article IV or in any certificate delivered by or on behalf of WaFd pursuant to this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF WAFD

Except (a) as disclosed in the disclosure schedule delivered by WaFd to EverBank concurrently herewith (the “WaFd Disclosure Schedule”); provided that (i) no such item is required to be set forth as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect, (ii) the mere inclusion of an item in the WaFd Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by WaFd that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect, and (iii) any disclosures made with respect to a section of this Article IV shall be deemed to qualify (A) any other section of this Article IV specifically referenced or cross-referenced and (B) other sections of this Article IV to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to such other sections or (b) as disclosed in any WaFd Reports publicly filed prior to the date hereof (but disregarding risk factor disclosures contained under the heading “Risk Factors,” or disclosures of risks set forth in any “forward-looking statements” disclaimer or any other statements that are similarly non-specific or cautionary, predictive or forward-looking in nature), WaFd hereby represents and warrants to EverBank as follows:

4.1          Corporate Organization.

(a)          WaFd is a corporation duly organized and validly existing under the laws of the State of Washington and is a bank holding company duly registered under the BHC Act.  WaFd has the corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted in all material respects.  WaFd is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing, qualification or standing necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.  True and complete copies of the third amended and restated articles of incorporation of WaFd, as amended (“WaFd Articles”), and amended and restated bylaws of WaFd (“WaFd Bylaws”), as in effect as of the date hereof, have previously been made available by WaFd to EverBank. True and complete copies of the organizational documents of WaFd Bank, as in effect as of the date hereof, have previously been made available by WaFd to EverBank.

(b)          Except, in the case of clauses (ii) and (iii) only, as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, each Subsidiary of WaFd (a “WaFd Subsidiary”)  (i) is duly organized, licensed and validly existing under the laws of its jurisdiction of organization,  (ii) is duly qualified to do business and, where such concept is recognized under applicable law, in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership, leasing or operation of property or the conduct of its business requires it to be so licensed or qualified or in good standing and (iii) has all requisite corporate power and authority to own, lease or operate its properties and assets and to carry on its business as now conducted.  There are no restrictions on the ability of any Subsidiary of WaFd to pay dividends or distributions, except, in the case of a Subsidiary that is a regulated entity, for restrictions on dividends or distributions generally applicable to all such regulated entities.  The deposit accounts of each Subsidiary of WaFd that is an insured depository institution are insured by the FDIC through the Deposit Insurance Fund to the fullest extent permitted by law, all premiums and assessments required to be paid in connection therewith have been paid when due, and no proceedings for the termination of such insurance are pending or, to the knowledge of WaFd, threatened.

4.2          Capitalization.

(a)        The authorized capital stock of WaFd consists of 300,000,000 shares of WaFd Common Stock and 5,000,000 shares of preferred stock, par value $1.00 per share (“WaFd Preferred Stock”).  As of September 2, 2026, no shares of capital stock or other voting securities of WaFd are issued, reserved for issuance or outstanding, other than (i) 74,011,520 shares of WaFd Common Stock issued and outstanding (of which 681,005 shares of WaFd Common Stock were outstanding pursuant to WaFd Restricted Stock Awards), (ii) 412,422 shares of WaFd Common Stock were outstanding pursuant to WaFd Restricted Stock Unit Awards, (iii) 1,328,855 shares of WaFd Common Stock were reserved for issuance upon the exercise of outstanding WaFd Options, (iv) 2,730,504 shares of WaFd Common Stock reserved for issuance under the WaFd 2025 Stock Incentive Plan, (v) 409,486 shares of WaFd Common Stock reserved and remain available for purchase pursuant to the WaFd ESPP, (vi) 300,000 shares of WaFd Preferred Stock issued and outstanding, and (vii) 80,915,110 shares of WaFd Common Stock held in treasury. As of the date of this Agreement, except as set forth in the immediately preceding sentence and for changes since September 2, 2026 resulting from the exercise, vesting or settlement of any WaFd Restricted Stock Award, WaFd Restricted Stock Unit Award or WaFd Option described in the immediately preceding sentence, there are no shares of capital stock or other voting securities or equity interests of WaFd issued, reserved for issuance or outstanding.  All of the issued and outstanding shares of WaFd Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.  No bonds, debentures, notes or other indebtedness that have the right to vote on any matters on which stockholders of WaFd may vote are issued or outstanding.  Except as set forth in Section 4.2(a) of the WaFd Disclosure Schedule, as of the date hereof, no trust preferred or subordinated debt securities of WaFd are issued or outstanding. Other than WaFd Restricted Stock Awards, WaFd Restricted Stock Unit Awards or WaFd Options issued prior to the date of this Agreement as described in this Section 4.2(a), as of the date hereof, there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements obligating WaFd to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities.  The shares of WaFd Common Stock and WaFd Rollover Preferred Stock to be issued in the Merger have been validly authorized and, when issued, will be validly issued, fully paid and nonassessable, and no current or past stockholder of WaFd will have any preemptive right or similar rights in respect thereof.

(b)         There are no voting trusts, stockholder agreements, proxies or other agreements in effect pursuant to which WaFd or any of its Subsidiaries has a contractual or other obligation with respect to the voting or transfer of the WaFd Common Stock or other equity interests of WaFd.  Other than the WaFd Restricted Stock Awards, no equity-based awards (including any cash awards where the amount of payment is determined in whole or in part based on the price of any capital stock of WaFd or any of its Subsidiaries) are outstanding.  No Subsidiary of WaFd owns any shares of capital stock of WaFd.

(c)         WaFd owns, directly or indirectly, all of the issued and outstanding shares of capital stock or other equity ownership interests of each WaFd Subsidiary, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (except, with respect to WaFd Subsidiaries that are insured depository institutions, as provided under 12 U.S.C. § 55 or any comparable provision of applicable state law) and free of preemptive rights, with no personal liability attaching to the ownership thereof.  No WaFd Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.  Section 4.2(c) of WaFd Disclosure Schedule sets forth a true and complete list of all Subsidiaries of WaFd as of the date hereof.

4.3          Authority; No Violation.

(a)        WaFd has full corporate power and authority to execute and deliver this Agreement and, subject to receipt of the WaFd Stockholder Approval, to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, have been duly and validly approved by the Board of Directors of WaFd.  The Board of Directors of WaFd has determined that the Merger, on the terms and conditions set forth in this Agreement, is advisable and in the best interests of WaFd and its stockholders.  Except for the approval of the issuance of shares of WaFd Common Stock pursuant to this Agreement (the “WaFd Common Stock Issuance”) by the affirmative vote of holders of a majority of the votes cast by the holders of WaFd Common Stock at the WaFd Meeting (the “WaFd Stockholder Approval”) and the adoption and approval of the Bank Merger Agreement by the board of directors of WaFd Bank and WaFd as its sole stockholder and the adoption of resolutions to give effect to the provisions of Section 6.19 in connection with the Closing, no other further corporate proceedings on the part of WaFd are necessary to approve this Agreement or to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by WaFd and (assuming due authorization, execution and delivery by EverBank) constitutes a valid and binding obligation of WaFd, enforceable against WaFd in accordance with its terms (except in all cases as such enforceability may be limited by the Enforceability Exceptions).

(b)         Subject to the receipt of the WaFd Stockholder Approval, neither the execution and delivery of this Agreement by WaFd, nor the consummation by WaFd of the transactions contemplated hereby, nor compliance by WaFd with any of the terms or provisions hereof, will (i) violate any provision of the WaFd Articles or the WaFd Bylaws or comparable governing documents of any WaFd Subsidiary or (ii) assuming that the consents, approvals and filings referred to in Section 4.4 are duly obtained and/or made, (x) violate any law, statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to WaFd, any of its Subsidiaries or any of their respective properties or assets or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of WaFd or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which WaFd or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound, except (in the case of clause (ii) above) for such violations, conflicts, breaches, defaults, terminations, cancellations, accelerations or creations which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.

4.4         Consents and Approvals.  Except for (a) the filing of any required applications, filings and notices, as applicable, with the WaFd Stock Exchange, (b) the filing of any required applications, filings and notices, as applicable, with the Federal Reserve Board under the BHC Act and approval of such applications, filings and notices, (c) the filing of any required applications, filings and notices, as applicable, with the OCC in connection with the Bank Merger, including under the Bank Merger Act, and approval of such applications, filings and notices and expiration of any related waiting period, (d) the filing of any required applications, filings or notices listed on Section 3.4 of the EverBank Disclosure Schedule or Section 4.4 of the WaFd Disclosure Schedule and approval or non-objection, as applicable, of such applications, filings and notices, (e) the filing with the SEC of the Proxy Statement, (f) the filing of the Articles of Merger with the Washington Secretary pursuant to the WBCA and the filing of the Bank Merger Certificates with the applicable Governmental Entities as required by applicable law and (g) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of WaFd Common Stock and WaFd Rollover Preferred Stock pursuant to this Agreement and the approval of the listing of such WaFd Common Stock on the WaFd Stock Exchange, no notices to, consents or approvals of or non-objections of, waivers or authorizations by, or applications, filings or registrations with any Governmental Entity are necessary in connection with (i) the execution and delivery by WaFd of this Agreement or (ii) the consummation by WaFd of the Merger and the other transactions contemplated hereby (including the Bank Merger).  As of the date hereof, WaFd is not aware of any reason why the necessary regulatory approvals and consents will not be received in order to permit consummation of the Merger and Bank Merger on a timely basis.

4.5          Reports.

(a)          WaFd and each of its Subsidiaries have timely filed or furnished, as applicable, all reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file (or furnish, as applicable) since January 1, 2024 with any Regulatory Agencies, and have paid all fees and assessments due and payable in connection therewith, except where the failure to file (or furnish, as applicable) such report, registration or statement or to pay such fees and assessments would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.  Except for normal examinations conducted by a Regulatory Agency in the ordinary course of business of WaFd and its Subsidiaries, no Regulatory Agency has initiated or has pending any proceeding or, to the knowledge of WaFd, investigation into the business or operations of WaFd or any of its Subsidiaries since January 1, 2024, except where such proceedings or investigations would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.  There (i) is no unresolved violation, criticism, or exception by any Regulatory Agency with respect to any report or statement relating to any examinations or inspections of WaFd or any of its Subsidiaries, and (ii) has been no formal or informal inquiries by, or disagreements or disputes with, any Regulatory Agency with respect to the business, operations, policies or procedures of WaFd or any of its Subsidiaries since January 1, 2024, in each case, which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.

(b)         An accurate and complete copy of each final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by WaFd or any of its Subsidiaries pursuant to the U.S. Securities Act of 1933, as amended, together with the rules and regulations of the SEC promulgated thereunder (the “Securities Act”) or the Exchange Act, as the case may be, since January 1, 2024 (the “WaFd Reports”) is publicly available.  No such WaFd Report, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information filed or furnished as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date.  As of their respective dates, all WaFd Reports filed or furnished under the Securities Act and the Exchange Act complied in all material respects with the published rules and regulations of the SEC with respect thereto.  As of the date of this Agreement, no executive officer of WaFd has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act.  As of the date of this Agreement, there are no outstanding comments from or material unresolved issues raised by the SEC with respect to any of the WaFd Reports.

4.6          Financial Statements.

(a)        The financial statements of WaFd and its Subsidiaries included (or incorporated by reference) in the WaFd Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of WaFd and its Subsidiaries in all material respects, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of WaFd and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to year-end audit adjustments normal in nature and amount), (iii) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.  The books and records of WaFd and its Subsidiaries have been, since January 1, 2024, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements.  As of the date of this Agreement, Deloitte & Touche LLP has not resigned (or informed WaFd that it intends to resign) or been dismissed as independent public accountants of WaFd as a result of or in connection with any disagreements with WaFd on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b)         Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, neither WaFd nor any of its Subsidiaries has any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due) required by GAAP to be included on a consolidated balance sheet of WaFd, except for those liabilities that are reflected or reserved against on the consolidated balance sheet of WaFd included in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026 (including any notes thereto) and for liabilities incurred in the ordinary course of business consistent with past practice since June 30, 2026, or in connection with this Agreement and the transactions contemplated hereby.

(c)         The records, systems, controls, data and information of WaFd and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of WaFd or its Subsidiaries or accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd. WaFd (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to WaFd, including its Subsidiaries, is made known to the chief executive officer and the chief financial officer of WaFd by others within those entities as appropriate to allow timely decisions regarding required disclosures and to make the certifications required by the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act, and (ii) has disclosed, based on its most recent evaluation prior to the date hereof, to WaFd’s outside auditors and the audit committee of WaFd’s Board of Directors (x) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect WaFd’s ability to record, process, summarize and report financial information, and (y) to the knowledge of WaFd, any fraud, whether or not material, that involves management or other employees who have a significant role in WaFd’s internal controls over financial reporting.  To the knowledge of WaFd, there is no reason to believe that WaFd’s outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due.

(d)         Since January 1, 2024, (i) neither WaFd nor any of its Subsidiaries, nor, to the knowledge of WaFd, any director, officer, auditor, accountant or representative of WaFd or any of its Subsidiaries, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or, to the knowledge of WaFd, oral, regarding the accounting or auditing practices, procedures, methodologies or methods (including with respect to loan loss reserves, write-downs, charge-offs and accruals) of WaFd or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or written claim that WaFd or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no employee of or attorney representing WaFd or any of its Subsidiaries, whether or not employed by WaFd or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by WaFd or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Board of Directors of WaFd or any committee thereof or similar governing body of any WaFd Subsidiary or any committee thereof, or, to the knowledge of WaFd, to any director or officer of WaFd or any WaFd Subsidiary.

4.7         Broker’s Fees.  Neither WaFd nor any WaFd Subsidiary nor any of their respective officers or directors has employed any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or related transactions contemplated by this Agreement, other than Keefe, Bruyette & Woods. WaFd has disclosed to EverBank the aggregate fees provided for in connection with its engagement of J Keefe, Bruyette & Woods related to the transactions contemplated by this Agreement.

4.8          Opinion.   Prior to the execution of this Agreement, the Board of Directors of WaFd has received an opinion (which if initially rendered verbally, has been or will be confirmed in a written opinion dated the same date) from Keefe, Bruyette & Woods, to the effect that as of the date thereof based upon and subject to the various assumptions made, procedures followed, matters considered, and the terms, qualifications and limitations set forth in its written opinion, the Exchange Ratio is fair from a financial point of view to WaFd.  Such opinion has not been amended or rescinded as of the date of this Agreement.

4.9          Absence of Certain Changes or Events.

(a)          Since December 31, 2025, there has not been any effect, change, event, circumstance, condition, occurrence or development that has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.

(b)          Since December 31, 2025 through the date of this Agreement, except with respect to the transactions contemplated hereby, WaFd and its Subsidiaries have carried on their respective businesses in all material respects in the ordinary course.

4.10        Legal Proceedings.

(a)          Neither WaFd nor any of its Subsidiaries is a party to any, and there are no pending or, to the knowledge of WaFd, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against WaFd or any of its Subsidiaries or any of their current or former directors or executive officers (i) that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, or (ii) is of a material nature challenging the validity or propriety of this Agreement or the transactions contemplated hereby.

(b)          There is no material injunction, order, judgment, decree, or regulatory restriction imposed upon WaFd, any of its Subsidiaries or the assets of WaFd or any of its Subsidiaries (or that, upon consummation of the Merger, would apply to the Surviving Corporation or any of its affiliates).

4.11        Taxes and Tax Returns.  Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd:

(a)          Each of WaFd and its Subsidiaries has duly and timely filed (taking into account all applicable extensions) all Tax Returns required to be filed by it, and all such Tax Returns are true, correct, and complete in all respects;

(b)          All Taxes of WaFd and its Subsidiaries (whether or not shown on any Tax Return) that are due and payable have been fully and timely paid;

(c)          Each of WaFd and its Subsidiaries has (i) duly and timely deducted, withheld and collected all Taxes required to be deducted, withheld and collected by it with respect to any payment owing to or from any employee, creditor, stockholder, independent contractor, customer or other third party (and have timely paid over any amounts so withheld, deducted or collected to the appropriate Governmental Entity) and (ii) otherwise complied in all respects with all applicable laws relating to the withholding, collection and remittance of Taxes (including information reporting requirements);

(d)        There is no (i) litigation, audit, examination, investigation or other administrative or judicial proceeding pending or threatened in writing with respect to any Taxes or Tax Returns of WaFd or any of its Subsidiaries or (ii) deficiency for Taxes that has been proposed, asserted or assessed in writing by any Governmental Entity against WaFd or any of its Subsidiaries (and that has not been satisfied, withdrawn or otherwise resolved);

(e)          In the last six (6) years, no claim in respect of Taxes has been made in writing by any Tax authority in a jurisdiction where WaFd or any of its Subsidiaries has not filed Tax Returns of a particular type that indicate that WaFd or any of its Subsidiaries is or may be subject to Tax of such type by, or required to file Tax Returns with respect to Taxes of such type in, such jurisdiction;

(f)           There are no Liens in respect of or on account of Taxes upon any property or assets of WaFd or any of its Subsidiaries, other than Permitted Encumbrances;

(g)         Neither WaFd nor any of its Subsidiaries (i) has been a member of an affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns (other than a group the common parent of which is or was WaFd or any of its Subsidiaries) or (ii) has any liability for the Taxes of any person (other than WaFd or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar or analogous provision of state, local or non-U.S. law), as a transferee or successor or by contract (other than contracts entered into in the ordinary course of business not primarily related to Taxes), or otherwise by operation of law;

(h)          None of WaFd or its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any transaction occurring in the two-year period ending on the date hereof that was purported or intended to be governed in whole or in part by Section 355(a) of the Code; and

(i)           Neither WaFd nor any of its Subsidiaries has been a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) (or any similar provision of state, local or non-U.S. law).

4.12        Employees and Employee Benefit Plans.

(a)          Section 4.12(a) of the WaFd Disclosure Schedule lists all material WaFd Benefit Plans. For purposes of this Agreement, “WaFd Benefit Plans” means all employee benefit plans (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, medical, life or other insurance or welfare, retiree medical or life insurance, pension or retirement, supplemental retirement, severance or other compensation or benefit plans, programs, agreements or arrangements, and all retention, bonus, employment, consulting, termination or severance plans, programs or arrangements or other contracts or agreements to or with respect to which WaFd or any Subsidiary or any trade or business of WaFd or any of its Subsidiaries, whether or not incorporated, all of which together with WaFd would be deemed a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA (an “WaFd ERISA Affiliate”), is a party or has any current or future obligation or that are maintained, contributed to or sponsored by WaFd or any of its Subsidiaries or any WaFd ERISA Affiliate, or to which WaFd or any of its Subsidiaries is required or obligated to maintain, contribute to or sponsor or with respect to which WaFd or any of its Subsidiaries has any direct or indirect liability, for the benefit of any current or former employee, officer, director or independent contractor of WaFd or any of its Subsidiaries or any WaFd ERISA Affiliate.

(b)          WaFd has made available to EverBank true and complete copies of each of the material WaFd Benefit Plans (or for an unwritten material WaFd Benefit Plan, a written description of the material terms thereof) and the following related documents, to the extent applicable, copies of (i) any summary plan description, (ii) the most recent Annual Report (Form 5500 Series) and accompanying schedules and (iii) the most recent determination letter from the Internal Revenue Service.

(c)         Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, (i) all WaFd Benefit Plans have been established, operated, maintained and administered in accordance with its terms and the requirements of all applicable laws, including ERISA and the Code, (ii) each WaFd Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or is entitled to rely upon a favorable opinion issued by the Internal Revenue Service, and, to the knowledge of WaFd, there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such plan; (iii) there are no pending, threatened or, to the knowledge of WaFd, anticipated claims (other than claims for benefits in accordance with the terms of the WaFd Benefit Plans) by, on behalf of or against any of the WaFd Benefit Plans that would reasonably be expected to result in any liability of WaFd or its Subsidiaries; (iv) no WaFd Benefit Plan is a Multiemployer Plan or a Multiple Employer Plan; and (v) contributions required to be made under the terms of any of the WaFd Benefit Plans as of the date hereof have been timely made or, if not yet due, have been fully reflected on the books and records of WaFd in accordance with GAAP.

(d)          Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) (i) entitle any employee, officer, director or independent contractor of WaFd or any of its Subsidiaries to any material payment or benefit under any WaFd Benefit Plan, (ii) result in, accelerate, cause the vesting, exercisability, funding, payment or delivery of, or increase the amount or value of, any payment, right or other benefit to any employee, officer, director or independent contractor of WaFd or any of its Subsidiaries under any WaFd Benefit Plan, or (iii) accelerate the timing of or trigger any funding obligation under a rabbi trust or similar funding vehicle under any WaFd Benefit Plan.

(e)          No WaFd Benefit Plan provides for, and WaFd does not have any obligation to provide, the gross-up or reimbursement of Taxes under Section 409A or 4999 of the Code or otherwise.

(f)          Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, (i) there are and since January 1, 2024 have been no claims or actions pending or, to WaFd’s knowledge, threatened, between WaFd or any of its Subsidiaries and any current or former employee, or applicant for employment, of WaFd or any of its Subsidiaries, (ii) WaFd and its Subsidiaries are in compliance with, and since January 1, 2024 have complied with, all laws regarding employment and employment practices, terms and conditions of employment, wages and hours, plant closing notification, worker classification (including the proper classification of workers as independent contractors and consultants and employees as exempt or non-exempt), equitable pay practices, privacy right, labor disputes, employment discrimination, sexual harassment or discrimination, workers’ compensation or long-term disability policies, safety, retaliation, immigration, family and medical leave, occupational safety and health and other laws in respect of any reduction in force (including notice, information and consultation requirements), and (iii) there are, and since January 1, 2024 have been, no pending or, to the knowledge of WaFd, threatened labor grievances or unfair labor practice claims or charges against WaFd or any of its Subsidiaries, or any strikes or other labor disputes against WaFd or any of its Subsidiaries.  Neither WaFd nor any of its Subsidiaries are or have ever been party to or bound by any collective bargaining or similar agreement with any labor union, works council or similar labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of WaFd or any of its Subsidiaries, and, to the knowledge of WaFd, there are, and since January 1, 2024 have been, no organizing efforts by any union or other group seeking to represent any employees of WaFd or any of its Subsidiaries.

(g)          WaFd has provided or made available to EverBank a true and complete list identifying all employees of WaFd and its Subsidiaries as of a date not more than three (3) business days before the date hereof and specifying with respect to each such employee, as of such date, the employee’s: (i) name or employee identification number, (ii) job title, (iii) employing entity, (iv) primary work location (including country, state and city in the U.S., and province in Canada, as applicable), (v) date of hire, (vi) base salary or regular hourly wage rate, as applicable, (vii) classification as full-time or part-time, and (viii) for U.S. employees, classification as exempt or non-exempt under the Fair Labor Standards Act (the “WaFd Employee Census”). WaFd has provided or made available to EverBank a true and complete list identifying all individual independent contractors currently engaged by WaFd or any of its Subsidiaries as of a date not more than three (3) business days before the date hereof and specifying with respect to each such contractor, as of such date, the contractor’s: (A) name or unique identifying number, (B) hiring entity, (C) start date, (D) primary work location (including country, state and city in the U.S., and province in Canada, as applicable), (E) compensation arrangement or terms, (F) brief description of services provided, and (G) whether engaged directly or through a third-party staffing provider.

(h)          Since January 1, 2024, (i) no allegations of sexual harassment or other sexual misconduct have been made against any employee of WaFd or any of its Subsidiaries with the title of Vice President (or the functional equivalent) or higher or any board member, and, to the knowledge of WaFd, no such individual has engaged in any such conduct, (ii) neither WaFd nor any of its Subsidiaries has entered into any settlement agreement related to allegations of sexual harassment or sexual misconduct or other material allegations of discrimination, harassment or retaliation, and (iii) there are no proceedings currently pending or, to the knowledge of WaFd, threatened related to any allegations of sexual harassment or other sexual misconduct or other material allegations of discrimination, harassment or retaliation.

4.13        Compliance with Applicable Law.

(a)        WaFd and each of its Subsidiaries hold, and have at all times since January 1, 2024 held, all licenses, registrations, franchises, certificates, variances, permits and authorizations necessary for the lawful conduct of their respective businesses and ownership of their respective properties, rights and assets under and pursuant to each (and have paid all fees and assessments due and payable in connection therewith), except where neither the cost of failure to hold nor the cost of obtaining and holding such license, franchise, permit or authorization (nor the failure to pay any fees or assessments) would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, and to the knowledge of WaFd, no suspension or cancellation of any such necessary license, registration, franchise, certificate, variance, permit or authorization is threatened.

(b)         Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, WaFd and each of its Subsidiaries have complied with and are not in default or violation under any law, statute, order, rule, regulation, policy or guideline of any Governmental Entity applicable to WaFd or any of its Subsidiaries, including (to the extent applicable to WaFd or its Subsidiaries) Privacy Requirements, the USA PATRIOT Act, the Bank Secrecy Act, the Equal Credit Opportunity Act and Regulation B, the Fair Housing Act, the Community Reinvestment Act, the Fair Credit Reporting Act and Regulation V, the Truth in Lending Act and Regulation Z, the Home Mortgage Disclosure Act and Regulation C, the Fair Debt Collection Practices Act, the Electronic Fund Transfer Act and Regulation E, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations promulgated by the Consumer Financial Protection Bureau, the Interagency Policy Statement on Retail Sales of Nondeposit Investment Products, the SAFE Mortgage Licensing Act of 2008, the Real Estate Settlement Procedures Act and Regulation X, Title V of the Gramm-Leach-Bliley Act, any and all sanctions or regulations enforced by the Office of Foreign Assets Control of the United States Department of Treasury and any other law or regulation relating to bank secrecy, discriminatory lending, financing or leasing practices, consumer protection, money laundering prevention, foreign assets control, U.S. sanctions laws and regulations, Sections 23A and 23B of the Federal Reserve Act and Regulation W, the Sarbanes-Oxley Act, and all agency requirements relating to the origination, sale and servicing of mortgage and consumer loans.

(c)          WaFd Bank has a Community Reinvestment Act rating of “satisfactory” or better.

(d)         WaFd maintains a written information privacy and security program that maintains reasonable measures to protect the privacy, confidentiality and security of all Personal Data against any (i) loss or misuse of Personal Data, (ii) unauthorized or unlawful operations performed upon Personal Data, or (iii) other act or omission that compromises the security or confidentiality of Personal Data.

(e)          None of WaFd or any of its Subsidiaries, or to the knowledge of WaFd, any director, officer, employee, agent or other person acting on behalf of WaFd or any of its Subsidiaries has, directly or indirectly, (i) used any funds of WaFd or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from funds of WaFd or any of its Subsidiaries, (iii) violated any provision that would result in the violation of the Foreign Corrupt Practices Act of 1977, as amended, or any similar law, (iv) established or maintained any unlawful fund of monies or other assets of WaFd or any of its Subsidiaries, (v) made any fraudulent entry on the books or records of WaFd or any of its Subsidiaries, or (vi) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business, to obtain special concessions for WaFd or any of its Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for WaFd or any of its Subsidiaries, or is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department, except in each case as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.

(f)           As of the date hereof, WaFd, WaFd Bank and each other insured depository institution Subsidiary of WaFd is “well-capitalized” (as such term is defined in the relevant regulation of the institution’s primary bank regulator) and, as of the date hereof, neither WaFd nor any of its Subsidiaries has received any notice from a Governmental Entity that its status as “well-capitalized” or that WaFd Bank’s Community Reinvestment Act rating will change within one (1) year from the date of this Agreement.

(g)          Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, (i) WaFd and each of its Subsidiaries have properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable laws and regulations, (ii) none of WaFd, any of its Subsidiaries, or any of its or its Subsidiaries’ directors, officers or employees, has committed any breach of trust or fiduciary duty with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct and accurately reflect the assets and results of such fiduciary account and (iii) neither WaFd nor any of its Subsidiaries has received any written or, to the knowledge of WaFd, oral, customer demands, complaints or other communications that are unresolved and which assert facts or circumstances that would, if true, constitute a breach of trust with respect to any fiduciary or agency account.

4.14        Certain Contracts.

(a)          Except as set forth in Section 4.14(a) of the WaFd Disclosure Schedule or as filed with any WaFd Report filed prior to the date hereof, as of the date hereof, neither WaFd nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral, but excluding any WaFd Benefit Plan):

(i)           which is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);

(ii)          which contains a provision that materially restricts the conduct of any line of business by WaFd or any of its Subsidiaries or upon consummation of the transactions contemplated hereby will materially restrict the ability of the Surviving Corporation or any of its affiliates to engage in any line of business or in any geographic region (including any exclusivity or exclusive dealing provision with such an effect);

(iii)         which is a collective bargaining agreement or similar agreement with any labor organization;

(iv)         any of the benefits of or obligations under which will arise or be increased or accelerated by the occurrence of the execution and delivery of this Agreement, receipt of WaFd Stockholder Approval or the announcement or consummation of any of the transactions contemplated by this Agreement, or under which a right of cancellation or termination will arise as a result thereof, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, except in case above where the amount does not exceed $1,000,000 individually;

(v)          (A) that relates to the incurrence of indebtedness by WaFd or any of its Subsidiaries, including any debt for borrowed money, obligations evidenced by notes, debentures or similar instruments, sale and leaseback transactions, capitalized or finance leases and other similar financing arrangements (other than deposit liabilities, trade payables, federal funds purchased, advances and loans from the Federal Home Loan Bank and securities sold under agreements to repurchase, in each case, incurred in the ordinary course of business consistent with past practice), (B) that provides for the guarantee, support, indemnification, assumption or endorsement by WaFd or any of its Subsidiaries of, or any similar commitment by WaFd or any of its Subsidiaries with respect to, the obligations, liabilities or indebtedness of any other person or (C) that provides for any material indemnification or similar obligations on the part of WaFd or any of its Subsidiaries, in the case of each of clauses (A), (B) and (C), in the principal amount of $10,000,000 or more;

(vi)          that is any alliance, cooperation, joint venture, stockholders’, partnership or similar agreement involving a sharing of profits or losses relating to WaFd or any of its Subsidiaries;

(vii)         that grants or contains any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of WaFd or its Subsidiaries, taken as a whole;

(viii)       which creates future payment obligations in excess of $5,000,000 per annum (other than any such contracts which are terminable by WaFd or any of its Subsidiaries on sixty (60) days or less notice without any required payment or other conditions, other than the condition of notice), other than extensions of credit, other customary banking products offered by WaFd or its Subsidiaries, or derivatives issued or entered into in the ordinary course of business;

(ix)          that is a settlement, consent or similar agreement and contains any material continuing obligations of WaFd or any of its Subsidiaries;

(x)          that relates to the acquisition or disposition of any person, business or asset and under which WaFd or its Subsidiaries have or may have a material obligation or liability (including with respect to any “earn-out,” contingent purchase price or similar contingent payment obligation, or any material indemnification liability after the date hereof); or

(xi)         that is any contract that contains a material license or other grant of Intellectual Property by WaFd or one of its Subsidiaries to any third party, in each case, other than (A) off-the-shelf or other commercially available software licenses or similar contracts obtained on general commercial terms, (B) non-exclusive licenses that are ancillary or incidental to, and not the primary purpose of, such contracts, and (C) non-exclusive licenses to customers, vendors, contractors, service providers or other third parties in the ordinary course of business.

(b)          Each contract, arrangement, commitment or understanding of the type described in Section 4.14(a), whether or not set forth in the WaFd Disclosure Schedule, is referred to herein as an “WaFd Contract,” and neither WaFd nor any of its Subsidiaries knows of, or has received written, or to the knowledge of WaFd, oral notice of, any violation of any WaFd Contract by any of the other parties thereto which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.  WaFd has made available to EverBank true, correct and complete copies of each WaFd Contract in effect as of the date hereof.

(c)          In each case, except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, (i) each WaFd Contract is valid and binding on WaFd or one of its Subsidiaries, as applicable, and in full force and effect; (ii) WaFd and each of its Subsidiaries have performed all obligations required to be performed by it prior to the date hereof under each WaFd Contract; (iii) to the knowledge of WaFd, each third-party counterparty to each WaFd Contract has performed all obligations required to be performed by it to date under such WaFd Contract; and (iv) no event or condition exists which constitutes or, after notice or lapse of time or both, will constitute, a breach or default on the part of WaFd or any of its Subsidiaries or, to the knowledge of WaFd, any counterparty thereto, under any such WaFd Contract.

4.15        Agreements with Regulatory Agencies.  Neither WaFd nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since January 1, 2024, a recipient of any supervisory letter from, or since January 1, 2024, has adopted any policies, procedures or board resolutions at the request or suggestion of any Regulatory Agency or other Governmental Entity that currently restricts in any material respect or would reasonably be expected to restrict in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (each, whether or not set forth in the WaFd Disclosure Schedule, an “WaFd Regulatory Agreement”), nor has WaFd or any of its Subsidiaries been advised in writing or, to the knowledge of WaFd, orally, since January 1, 2024, by any Regulatory Agency or other Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such WaFd Regulatory Agreement.

4.16       Derivative Instruments.  (a) Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, all Derivative Transactions, whether entered into for the account of WaFd or one of its Subsidiaries or for the account of a customer of WaFd or one of its Subsidiaries, were entered into in the ordinary course of business of WaFd and its Subsidiaries and in accordance with applicable laws and other policies, practices and procedures employed by WaFd and its Subsidiaries, as applicable, and are legal, valid and binding obligations of WaFd or one of their respective Subsidiaries, as applicable, enforceable against it in accordance with their terms (except as such enforcement may be limited by Enforceability Exceptions), and are in full force and effect; and (b) WaFd and its Subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent required, and, to the knowledge of WaFd, there are no material breaches, violations or defaults or bona fide allegations or assertions of such by any party thereunder.

4.17        Environmental Matters.  Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, WaFd and its Subsidiaries are in compliance, and, since January 1, 2024 have complied, with all Environmental Laws.  There are no legal, administrative, arbitral or other proceedings, claims, notices or actions, or, to the knowledge of WaFd, any private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably be expected to result in the imposition, on WaFd or any of its Subsidiaries of any liability or obligation arising under any Environmental Law, pending or threatened against WaFd, which liability or obligation would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.  To the knowledge of WaFd, there is no reasonable basis for any such proceeding, claim, notice, action or private environmental investigation or remediation activity or governmental investigation that would impose any liability or obligation that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.  WaFd is not subject to any agreement, order, judgment, decree, letter agreement or memorandum of agreement by or with any court, Governmental Entity, regulatory agency or third party imposing any, and otherwise has no, liability or obligation with respect to any Environmental Law that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd.

4.18        Investment Securities.

(a)          Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, each of WaFd and its Subsidiaries has good title to all securities and commodities owned by it (except those sold under repurchase agreements or held in any fiduciary or agency capacity), free and clear of any Lien, except (i) as set forth in the financial statements included in the WaFd Reports and (ii) to the extent such securities or commodities are pledged in the ordinary course of business to secure obligations of WaFd or its Subsidiaries.  Such securities and commodities are valued on the books of WaFd in accordance with GAAP in all material respects.

(b)        WaFd and its Subsidiaries employ, to the extent applicable, investment, securities, risk management and other policies, practices and procedures that WaFd believes are prudent and reasonable in the context of their respective businesses, and WaFd and its Subsidiaries have, since January 1, 2024, been in compliance with such policies, practices and procedures in all material respects.

4.19        Real Property. Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, WaFd or an WaFd Subsidiary (i) has good and marketable title to all of the real property reflected in the latest audited balance sheet included in the WaFd Reports as being owned by WaFd or a Subsidiary of WaFd or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “WaFd Owned Properties”), free and clear of all material Liens, except Permitted Encumbrances, and (ii) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such WaFd Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof) (the “WaFd Leased Properties” and, collectively with the WaFd Owned Properties, the “WaFd Real Property”), free and clear of all material Liens of any nature created by WaFd or any of its Subsidiaries or, to the knowledge of WaFd, any other person, except for Permitted Encumbrances, and is in sole possession of the properties purported to be leased thereunder, subject and pursuant to the terms of the Real Property Leases and each such Real Property Lease is valid without material default thereunder by the lessee or, to the knowledge of WaFd, the lessor.  There are no material pending or, to the knowledge of WaFd, threatened condemnation proceedings against any WaFd Real Property.  Except as would not materially affect the value or use of, or otherwise materially impair the business operations at, any WaFd Real Property, no person other than WaFd and an WaFd Subsidiary has any right in, or right to use or occupy, any of the WaFd Real Property or any right to use or occupy any portion of the WaFd Real Property.

4.20        Intellectual Property.   WaFd or one of its Subsidiaries exclusively owns all right, title and interest in and to all WaFd Intellectual Property and is validly licensed to use all other Intellectual Property necessary for the conduct of its business as currently conducted (in each case, free and clear of any Liens other than any Permitted Encumbrances).  Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, (a) WaFd’s and each of its Subsidiaries’ conduct of their respective businesses and the use of any Intellectual Property by WaFd and its Subsidiaries does not infringe, misappropriate or otherwise violate the rights of any person and, as applicable, is in accordance with any applicable license pursuant to which WaFd or any WaFd Subsidiary acquired the right to use any Intellectual Property; (b) no person has claimed or asserted to WaFd in writing that WaFd or any of its Subsidiaries has infringed, misappropriated or otherwise violated the Intellectual Property rights of such person; (c)  no person is challenging, infringing, misappropriating or otherwise violating any right of WaFd or any of its Subsidiaries with respect to any Intellectual Property owned by or licensed to WaFd or its Subsidiaries; (d) neither WaFd nor any WaFd Subsidiary has received any written notice of any pending claim or challenge with respect to any Intellectual Property owned by WaFd or any WaFd Subsidiary; and (e) since January 1, 2024, there has been no actual cybersecurity incident or breach of, and no third party has gained unauthorized access to any information technology assets or networks owned by or used in the operation of the business of WaFd and its Subsidiaries (or any Personal Data processed thereby), in a manner that would require notifying any third party under any applicable Privacy Requirements or making any payments to any third party.  Except as would not reasonably be likely, either individually or in the aggregate, to have a Material Adverse Effect on WaFd, WaFd and its Subsidiaries have taken commercially reasonable actions to: (i) avoid the abandonment, cancellation or unenforceability of all Intellectual Property owned or licensed, respectively, by WaFd and its Subsidiaries, and (ii) protect and maintain the confidentiality of their material trade secrets and confidential information, including entering into binding confidentiality agreements with all third parties with access to the same.  For purposes of this Agreement, “WaFd Intellectual Property” means the Intellectual Property owned or purported to be owned by WaFd or any of its Subsidiaries.

4.21        Related Party Transactions.  There are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between WaFd or any of its Subsidiaries, on the one hand, and any current or former director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of WaFd or any of its Subsidiaries or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) five percent (5%) or more of the outstanding WaFd Common Stock (or any of such person’s immediate family members or affiliates) (other than Subsidiaries of WaFd), on the other hand, of the type required to be reported in any WaFd Report pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act that have not been so reported on a timely basis.

4.22        Takeover Restrictions.  The Board of Directors of WaFd has approved this Agreement and the transactions contemplated hereby as required to render inapplicable to this Agreement and the transactions contemplated hereby any applicable provisions of any Takeover Restrictions.

4.23       Reorganization.  Neither WaFd nor any of its Subsidiaries has taken any action or agreed to take any action or is aware of any fact or circumstance that could reasonably be expected to prevent or impede (a) the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, (b) EverBank Tax Counsel from delivering EverBank Tax Opinion or (c) WaFd Tax Counsel from delivering the WaFd Tax Opinion.

4.24        WaFd Information.  The information relating to WaFd and its Subsidiaries that is provided by WaFd or its representatives specifically for inclusion in (a) the Proxy Statement, including the documents and financial statements of WaFd incorporated by reference in the Proxy Statement (b) any other document filed with any other Regulatory Agency or Governmental Entity in connection herewith, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.  The portions of the Proxy Statement relating to WaFd and its Subsidiaries and other portions within the reasonable control of WaFd and its Subsidiaries will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.  Notwithstanding the foregoing, no representation or warranty is made by WaFd with respect to statements made or incorporated by reference therein based on information provided or supplied by or on behalf of EverBank or its Subsidiaries for inclusion in the Proxy Statement.

4.25        Loan Portfolio.

(a)          All Loans as of the date hereof by WaFd or its Subsidiaries to any directors, executive officers and principal stockholders (as the terms directors, executive officers and principal stockholders are defined in Regulation O of the Federal Reserve Board (12 C.F.R. Part 215)) of WaFd or any of its Subsidiaries, are and were originated in compliance in all material respects with all applicable laws.

(b)          Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, each outstanding Loan (including Loans held for resale to investors) was solicited and originated, and is and has been administered and, where applicable, serviced, and the relevant Loan files are being maintained, in accordance with the relevant notes or other credit or security documents, WaFd’s written underwriting standards (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors), with all applicable regulatory guidelines and with all applicable law.

(c)          Section 4.25(c) of the WaFd Disclosure Schedule identifies (i) each Loan that as of June 30, 2026 (the “List Date”) had an outstanding balance and/or unfunded commitment of $5,000,000 or more and that as of such date (A) was contractually past due ninety (90) days or more in the payment of principal and/or interest, (B) was on non-accrual status, (C) was classified by WaFd or its Subsidiaries on its system of record or by any Regulatory Agency as “substandard,” “doubtful,” “loss,” “classified,” “criticized,” “credit risk assets,” “concerned loans,” “watch list” or “special mention” (or words of similar import), (D) the interest rate terms had been reduced and/or the maturity dates had been extended subsequent to the agreement under which the Loan was originally created due to concerns regarding the borrower’s ability to pay in accordance with such initial terms, (E) a specific reserve allocation existed in connection therewith, (F) was required to be accounted for as a troubled debt restructuring in accordance with ASC 310-40, (G) was a high-volatility commercial real estate loan, (H) to the knowledge of WaFd had past due Taxes associated therewith, or (I) to the knowledge of WaFd have been originated or serviced in a manner that would result in the diminution or loss of any associated Small Business Administration or similar guarantee, and (ii) each asset of WaFd or any of its Subsidiaries that as of the List Date, had a book value of over $5,000,000 and that was classified as OREO or as an asset to satisfy Loans, including repossessed equipment, and the book value thereof as of such date. For each Loan identified in response to clause (i) above, Section 4.25(c) of the WaFd Disclosure Schedule sets forth the outstanding balance, including accrued and unpaid interest, on each such Loan and the identity (by account number or similar identifier) of the borrower thereunder as of the List Date.

(d)          Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, each outstanding Loan (i) is evidenced by notes, agreements or other evidences of indebtedness that are true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid Liens which have been perfected (including, if applicable, by the timely filing of UCC financing statements (and, if applicable, extensions thereof) or timely recording of deeds of trust), except as may be limited by Enforceability Exceptions, and the collateral for such Loan (x) to the extent collateral is required to be insured, the collateral is so insured and (y) has not been foreclosed upon, sold or transferred and (iii) is a legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

(e)        Neither WaFd nor any of its Subsidiaries is now, nor has it ever been since January 1, 2024, subject to any material fine, suspension, settlement or other administrative agreement or sanction by, or any reduction in any loan purchase commitment, any Governmental Entity or Regulatory Agency relating to the origination, sale or servicing of mortgage or consumer Loans.

4.26        Insurance. Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on WaFd, (a) WaFd and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of WaFd reasonably has determined to be prudent and consistent with industry practice, and neither WaFd nor any of its Subsidiaries has received notice to the effect that any of them are in default under any material insurance policy, (b) each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of WaFd and its Subsidiaries, WaFd or the relevant Subsidiary thereof is the sole beneficiary of such policies, (c) all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion, (d) there is no claim for coverage by WaFd or any of its Subsidiaries pending under any insurance policy as to which coverage has been questioned, denied or disputed by the underwriters of such insurance policy and (e) neither WaFd nor any of its Subsidiaries has received notice of any threatened termination of, material premium increases with respect to, or material alteration of coverage under, any insurance policies.

4.27        Insurance Subsidiary.

(a)         Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on WaFd, (i) since January 1, 2024, at the time each agent, representative, producer, reinsurance intermediary, wholesaler, distributor, broker, employee or other person authorized to sell, produce, manage or administer products on behalf of any WaFd Subsidiary (“WaFd Agent”) wrote, sold, produced, managed, administered or procured business for an WaFd Subsidiary, such WaFd Agent was, at the time the WaFd Agent wrote or sold business, duly licensed for the type of activity and business written, sold, produced, managed, administered or procured to the extent required by applicable law, (ii) no WaFd Agent has been since January 1, 2024, or is currently, in violation (or with or without notice or lapse of time or both, would be in violation) of any law, rule or regulation applicable to such WaFd Agent’s writing, sale, management, administration or production of insurance business for any WaFd Insurance Subsidiary and (iii) each WaFd Agent was appointed in compliance with applicable insurance laws, rules and regulations and all processes and procedures undertaken with respect to such WaFd Agent were undertaken in compliance with applicable insurance laws, rules and regulations.  “WaFd Insurance Subsidiary” means each Subsidiary of WaFd through which insurance operations are conducted.

(b)          Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on WaFd, (i) since January 1, 2024, WaFd and the WaFd Insurance Subsidiaries have made all required notices, submissions, reports or other filings under applicable insurance laws, rules and regulations, (ii) all contracts, agreements, arrangements and transactions in effect between any WaFd Insurance Subsidiary and any affiliate are in compliance in all material respects with the requirements of all applicable insurance laws, rules and regulations, and (iii) each WaFd Insurance Subsidiary has operated and otherwise been in compliance with all applicable insurance laws, rules and regulations.

4.28        Investment Advisor Subsidiary.

(a)          Certain Subsidiaries of WaFd are registered, licensed or qualified, or are required to be registered, licensed or qualified, in connection with the provision of investment management, investment advisory or sub-advisory services (each such Subsidiary, an “WaFd Advisory Subsidiary”).  Each WaFd Advisory Subsidiary is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act” ) and has operated since beginning operations and is currently operating in compliance with all laws applicable to it or its business and has all registrations, permits, licenses, exemptions, orders and approvals required for the operation of its business or ownership of its properties and assets substantially as presently conducted, except, in each case, as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on WaFd.

(b)          The accounts of each advisory client of WaFd or its Subsidiaries, for purposes of the Investment Advisers Act, that are subject to ERISA have been managed by the applicable WaFd Advisory Subsidiary in compliance with the applicable requirements of ERISA, except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on WaFd.

(c)          None of the WaFd Advisory Subsidiaries nor any person “associated”  (as defined in the Investment Advisers Act) with any WaFd Advisory Subsidiaries is ineligible pursuant to Section 203 of the Investment Advisers Act to serve as an investment advisor or as a person associated with a registered investment advisor, except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on WaFd.

4.29        Form S-3 Eligibility. As of the date of this Agreement, WaFd is eligible to register the resale of the WaFd Common Stock comprising the Merger Consideration under Form S-3 promulgated under the Securities Act (an “Automatic Shelf Registration Statement”).

4.30        No Other Representations or Warranties.

(a)          Except for the representations and warranties made by WaFd in this Article IV or in any certificate delivered by or on behalf of WaFd pursuant to this Agreement, neither WaFd nor any other person makes any express or implied representation or warranty with respect to WaFd, its Subsidiaries, or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, and WaFd hereby disclaims any such other representations or warranties.  In particular, without limiting the foregoing disclaimer, neither WaFd nor any other person makes or has made any representation or warranty to EverBank or any of its affiliates or representatives with respect to (i) any financial projection, forecast, estimate, budget or prospective information relating to WaFd, any of its Subsidiaries or their respective businesses, or (ii) except for the representations and warranties made by WaFd in this Article IV, any oral or written information presented to EverBank or any of its affiliates or representatives in the course of their due diligence investigation of WaFd, the negotiation of this Agreement or in the course of the transactions contemplated hereby.

(b)         WaFd acknowledges and agrees that neither EverBank nor any other person has made or is making, and WaFd has not relied upon and hereby disclaims, any express or implied representation or warranty other than those contained in Article III or in any certificate delivered by or on behalf of EverBank pursuant to this Agreement.

ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS

5.1          Conduct of Business Prior to the Effective Time.

(a)          During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, except as expressly contemplated or permitted by this Agreement (including as set forth in the EverBank Disclosure Schedule), required by law or as consented to in writing by WaFd (such consent not to be unreasonably withheld, conditioned or delayed), EverBank shall, and shall cause its Subsidiaries to, (i) conduct its business in the ordinary course in all material respects and (ii) use commercially reasonable efforts to maintain and preserve substantially intact its business organization and material relationships with employees, officers, directors, customers, depositors, suppliers, correspondent banks, Governmental Entities with jurisdiction over its operations and other third parties having material business relationships with EverBank or any of its Subsidiaries, and  EverBank shall and shall cause its Subsidiaries to take no action that would reasonably be expected to adversely affect in any material respect or delay in any material respect the receipt of any necessary approvals of any Regulatory Agency or other Governmental Entity required for the transactions contemplated hereby or to perform its respective covenants and agreements under this Agreement or to consummate the transactions contemplated hereby on a timely basis.

(b)          During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, except as expressly contemplated or permitted by this Agreement (including as set forth in WaFd Disclosure Schedule), required by law or as consented to in writing by EverBank (such consent not to be unreasonably withheld, conditioned or delayed),  WaFd shall, and shall cause its Subsidiaries to, (i) conduct its business in the ordinary course in all material respects and (ii) use commercially reasonable efforts to maintain and preserve substantially intact its business organization and material relationships with employees, officers, directors, customers, depositors, suppliers, correspondent banks, Governmental Entities with jurisdiction over its operations and other third parties having material business relationships with WaFd or any of its Subsidiaries, and  WaFd shall and shall cause its Subsidiaries to take no action that would reasonably be expected to adversely affect in any material respect or delay in any material respect the receipt of any necessary approvals of any Regulatory Agency or other Governmental Entity required for the transactions contemplated hereby or to perform its respective covenants and agreements under this Agreement or to consummate the transactions contemplated hereby on a timely basis.

5.2         EverBank Forbearances.  During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, except as expressly contemplated or permitted by this Agreement (including as set forth in the EverBank Disclosure Schedule), required by applicable law or as consented to in writing by WaFd (such consent not to be unreasonably withheld, conditioned or delayed), EverBank shall not, and shall not permit any of its Subsidiaries to:

(a)          in each case, other than (i) federal funds borrowings and Federal Home Loan Bank borrowings, in each case with a maturity not in excess of six (6) months, (ii) the creation of deposit liabilities, (iii) issuances of letters of credit, (iv) purchases of federal funds, (v) sales of certificates of deposit and (vi) entry into repurchase agreements, in each case in the ordinary course of business with terms and conditions consistent with past practice, incur any indebtedness for borrowed money, obligations evidenced by notes, debentures or similar instruments, sale and leaseback transactions, capital or finance leases or other similar financing arrangements (other than indebtedness solely between or among EverBank and any of its wholly owned Subsidiaries), or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other person (other than any wholly owned Subsidiary of EverBank);

(b)          (i)           adjust, split, combine or reclassify any capital stock;

(ii)         make, declare, pay or set a record date for any dividend, or any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other equity or voting securities or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other equity or voting securities (except (A) quarterly cash dividends by EverBank in amounts consistent with Section 5.2(b)(ii) of the EverBank Disclosure Schedule, (B) dividends provided for and paid on any trust preferred securities of EverBank or its Subsidiaries in accordance with the terms thereof, (C) dividends paid by any of the Subsidiaries of EverBank to EverBank or any of its wholly owned Subsidiaries, or (D) the acceptance of shares of EverBank Common Stock as payment for the exercise, vesting, settlement or withholding of taxes for EverBank Equity Awards and dividend equivalents or dividend equivalent rights thereon, if any, in each case, in accordance with past practice and to the extent required by the terms of the applicable award agreements as in effect on the date hereof);

(iii)         grant any stock options, stock appreciation rights, performance shares, restricted stock units, restricted shares or other equity-based awards or interests, including EverBank Equity Awards, or grant any individual, corporation or other entity any right to acquire any shares of its capital stock or other equity or voting securities; or

(iv)         issue, sell or otherwise permit to become outstanding any additional shares of capital stock or other equity or voting securities or securities convertible or exchangeable into, or exercisable for or valued by reference to, any shares of its capital stock or any options, warrants, or other rights of any kind to acquire any shares of capital stock or other equity or voting securities, except for the issuance of shares upon the vesting or settlement of EverBank Equity Awards (and dividend equivalents or dividend equivalent rights thereon, if any) outstanding as of the date hereof or granted on or after the date hereof to the extent permitted under this Agreement;

(c)         in each case except for transactions in the ordinary course of business, sell, transfer, mortgage, license, encumber, fail to maintain or otherwise dispose of any of its properties or assets to any individual, corporation or other entity other than a wholly owned Subsidiary, or cancel, release or assign any material indebtedness to any such person or any claims held by any person, in each case other than in the ordinary course of business;

(d)         except for foreclosure or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith in the ordinary course of business, make any investment or acquisition, whether by purchase of stock or securities, contributions to capital, property transfers, merger or consolidation or formation of a joint venture or otherwise, in or of any property or assets of any other individual, corporation or other entity, other than a wholly owned Subsidiary of EverBank;

(e)         in each case except for transactions in the ordinary course of business, (i) terminate, materially amend, or waive any material provision of, any EverBank Contract, or make any material change in any instrument or agreement governing the terms of any of its securities, other than normal renewals in the ordinary course of business without material adverse changes to terms with respect to EverBank or its Subsidiaries or (ii) enter into any contract that would constitute a EverBank Contract if it were in effect on the date of this Agreement;

(f)          except as required by applicable law or the terms of any EverBank Benefit Plan as in effect as of the date hereof, (i) enter into, adopt or terminate any material EverBank Benefit Plan (including any plans, programs, policies, agreements or arrangements that would be considered a material EverBank Benefit Plan if in effect as of the date hereof), or (ii) amend any material EverBank Benefit Plan (including any plans, programs, policies, agreements or arrangements adopted or entered into that would be considered a material EverBank Benefit Plan if in effect as of the date hereof), other than administrative amendments in the ordinary course of business consistent with past practice that do not materially increase the cost or expense of maintaining, or materially increase the benefits payable under, such plan, program, policy or arrangements;

(g)         except as required by applicable law or the terms of any EverBank Benefit Plan as in effect as of the date hereof, (i) materially increase the compensation, bonus, severance, termination pay or other benefits payable to any current or former employee, officer, director, independent contractor or consultant, (ii)  accelerate the vesting, funding or payment of, or otherwise deviate from the terms provided in the applicable award agreement with respect to the vesting, payment, settlement or exercisability of, any EverBank Equity Awards or other equity-based awards or other compensation or benefit, (iii) fund or provide any funding for any rabbi trust or similar arrangement, (iv) terminate the employment or services of any employee, officer, director or any independent contractor or consultant whose annual base fee or base cash compensation is greater than $400,000 in each case other than for cause, or (v) hire or promote any employee, officer, director or any independent contractor or consultant whose annual base fee or base cash compensation is or would be greater than $400,000;

(h)          voluntarily recognize any with any labor union, works council or similar labor organization as the representative of any employees of EverBank or any of its Subsidiaries, or enter into any collective bargaining agreement or similar agreement or arrangement;

(i)           conduct or announce any group reduction in force which would trigger the notice requirements of the Worker Adjustment and Retraining Notification Act of 1988;

(j)          except for debt workouts in the ordinary course of business, settle or compromise any claim, suit, action or proceeding, other than (i) any settlement involving solely money damages not in excess of $2,000,000 individually or $10,000,000 in the aggregate (net of any insurance proceeds or indemnity, contribution or similar payments received by EverBank or any of its Subsidiaries in respect thereof), or (ii) that does not involve or create a material adverse precedent and that would not impose any material restriction on the business of EverBank or its Subsidiaries or the Surviving Corporation or its Subsidiaries;

(k)         (i) agree or consent to the issuance of any injunction, decree, order or judgment restricting or adversely affecting its or its Subsidiaries’ respective businesses or operations or (ii) waive or release any material rights or claims other than in the ordinary course of business;

(l)           amend EverBank Articles, EverBank Bylaws, or comparable governing documents of its Subsidiaries;

(m)         merge or consolidate itself or any of its Subsidiaries with any other person, or restructure, reorganize or completely or partially liquidate or dissolve it or any of its Subsidiaries;

(n)         in each case except for transactions in the ordinary course of business, materially restructure or materially change its investment securities or derivatives portfolio or its interest rate exposure, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported, except as may be required by GAAP or by applicable laws, regulations, guidelines or policies imposed by any Governmental Entity or requested by a Governmental Entity;

(o)          implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP or by applicable laws, regulations, guidelines or policies imposed by any Governmental Entity;

(p)        enter into any new line of business or change in any material respect its lending, collateral eligibility, investment, underwriting, risk and asset liability management, interest rate or fee pricing policies and other banking and operating, hedging, deposit, securitization and servicing policies (including any change in the maximum ratio or similar limits as a percentage of its capital exposure applicable with respect to its loan portfolio or any segment thereof), except as required by such policies or applicable law, regulation or policies imposed by any Governmental Entity;

(q)          except pursuant to existing commitments entered into prior to the date of this Agreement and disclosed to WaFd prior to the date of this Agreement, make or acquire, renew, modify or extend any loans that are outside of the ordinary course of business consistent with past practice or inconsistent with, or in excess of the limitations contained in, EverBank’s loan policy;

(r)           make, or commit to make, any capital expenditures that exceed $15,000,000;

(s)          (i) make (other than in the ordinary course of business), change or revoke any material Tax election, (ii) change any Tax accounting period, (iii) change any material method of Tax accounting or (iv) amend any material Tax Return, (v) settle or compromise any material liability for Taxes or any Tax audit, exam or other proceeding with a Governmental Entity relating to a material amount of Taxes, (vi) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), (vii) knowingly surrender any right to claim a material refund of Taxes, (viii) request any ruling from any Governmental Entity with respect to Taxes or (ix) agree to an extension or waiver of any statute of limitations with respect to a material amount of Taxes (other than automatic extensions of time for filing Tax Returns);

(t)         (i) other than in consultation with WaFd, make any application for the opening or relocation of, or open or relocate, any branch office, loan production office or other significant office or operations facility of EverBank or its Subsidiaries, (ii) other than in consultation with WaFd, make any application for the closing of or close any branch or (iii) other than in consultation with WaFd, purchase any new real property (other than other real estate owned (OREO) properties in the ordinary course of business) or enter into, amend or renew any lease with respect to real property;

(u)        knowingly take any action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of EverBank or its Subsidiaries to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated hereby or by the Bank Merger Agreement or the EverBank Stockholder Approval or to perform its covenants and agreements under this Agreement or the Bank Merger Agreement or to consummate the transactions contemplated hereby or thereby; or

(v)          agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors or similar governing body in support of, any of the actions prohibited by this Section 5.2.

5.3          WaFd Forbearances.  During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, except as expressly contemplated or permitted by this Agreement (including as set forth in the WaFd Disclosure Schedule), required by applicable law or as consented to in writing by EverBank (such consent not to be unreasonably withheld, conditioned or delayed), WaFd shall not, and shall not permit any of its Subsidiaries to:

(a)          in each case, other than (i) federal funds borrowings and Federal Home Loan Bank borrowings, in each case with a maturity not in excess of six (6) months, (ii) the creation of deposit liabilities, (iii) issuances of letters of credit, (iv) purchases of federal funds, (v) sales of certificates of deposit and (vi) entry into repurchase agreements, in each case in the ordinary course of business with terms and conditions consistent with past practice, incur any indebtedness for borrowed money, obligations evidenced by notes, debentures or similar instruments, sale and leaseback transactions, capital or finance leases or other similar financing arrangements (other than indebtedness solely between or among WaFd and any of its wholly owned Subsidiaries), or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other person (other than any wholly owned Subsidiary of WaFd)

(b)          (i)           adjust, split, combine or reclassify any capital stock;

(ii)         make, declare, pay or set a record date for any dividend, or any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other equity or voting securities or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other equity or voting securities (except (A) quarterly cash dividends by WaFd in amounts consistent with Section 5.3(b)(ii) of the WaFd Disclosure Schedule, (B) dividends provided for and paid on any trust preferred securities of WaFd or its Subsidiaries in accordance with the terms thereof, (C) dividends paid by any of the Subsidiaries of WaFd to WaFd or any of its wholly owned Subsidiaries, or (D) the acceptance of shares of WaFd Common Stock as payment for the exercise, vesting, settlement or withholding of taxes for WaFd Equity Awards;

(iii)        grant any stock options, stock appreciation rights, performance shares, restricted stock units, restricted shares or other equity-based awards or interests, including WaFd Equity Awards, or grant any individual, corporation or other entity any right to acquire any shares of its capital stock or other equity or voting securities; or

(iv)         issue, sell or otherwise permit to become outstanding any additional shares of capital stock or other equity or voting securities or securities convertible or exchangeable into, or exercisable for or valued by reference to, any shares of its capital stock or any options, warrants, or other rights of any kind to acquire any shares of capital stock or other equity or voting securities, except for the issuance of shares upon the vesting or settlement of WaFd Equity Awards (and dividend equivalents or dividend equivalent rights thereon, if any) outstanding as of the date hereof or granted on or after the date hereof to the extent permitted under this Agreement;

(c)         in each case except for transactions in the ordinary course of business, sell, transfer, mortgage, license, encumber, fail to maintain or otherwise dispose of any of its properties or assets to any individual, corporation or other entity other than a wholly owned Subsidiary, or cancel, release or assign any material indebtedness to any such person or any claims held by any person, in each case other than in the ordinary course of business;

(d)         except for foreclosure or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith in the ordinary course of business, make any investment or acquisition, whether by purchase of stock or securities, contributions to capital, property transfers, merger or consolidation or formation of a joint venture or otherwise, in or of any property or assets of any other individual, corporation or other entity, other than a wholly owned Subsidiary of WaFd;

(e)         in each case except for transactions in the ordinary course of business, (i) terminate, materially amend, or waive any material provision of, any WaFd Contract, or make any material change in any instrument or agreement governing the terms of any of its securities, other than normal renewals in the ordinary course of business without material adverse changes to terms with respect to WaFd or its Subsidiaries or (ii) enter into any contract that would constitute an WaFd Contract if it were in effect on the date of this Agreement;

(f)          except as required by applicable law or the terms of any WaFd Benefit Plan as in effect as of the date hereof, (i) enter into, adopt or terminate any material WaFd Benefit Plan (including any plans, programs, policies, agreements or arrangements that would be considered a material WaFd Benefit Plan if in effect as of the date hereof), or (ii) amend any material WaFd Benefit Plan (including any plans, programs, policies, agreements or arrangements adopted or entered into that would be considered a material WaFd Benefit Plan if in effect as of the date hereof), other than administrative amendments in the ordinary course of business consistent with past practice that do not materially increase the cost or expense of maintaining, or materially increase the benefits payable under, such plan, program, policy or arrangements;

(g)         except as required by applicable law or the terms of any WaFd Benefit Plan as in effect as of the date hereof, (i) materially increase the compensation, bonus, severance, termination pay or other benefits payable to any current or former employee, officer, director, independent contractor or consultant, (ii)  accelerate the vesting, funding or payment of, or otherwise deviate from the terms provided in the applicable award agreement with respect to the vesting, payment, settlement or exercisability of, any WaFd Equity Awards or other equity-based awards or other compensation or benefit, (iii) fund or provide any funding for any rabbi trust or similar arrangement, (iv) terminate the employment or services of any employee, officer, director or any independent contractor or consultant whose annual base fee or base cash compensation is greater than $300,000 in each case other than for cause, or (v) hire or promote any employee, officer, director or any independent contractor or consultant whose annual base fee or base cash compensation is or would be greater than $300,000;

(h)          voluntarily recognize any with any labor union, works council or similar labor organization as the representative of any employees of WaFd or any of its Subsidiaries, or enter into any collective bargaining agreement or similar agreement or arrangement;

(i)           conduct or announce any group reduction in force which would trigger the notice requirements of the Worker Adjustment and Retraining Notification Act of 1988;

(j)           except for debt workouts in the ordinary course of business, settle or compromise any claim, suit, action or proceeding, other than (i) any settlement involving solely money damages not in excess of $2,000,000 individually or $10,000,000 in the aggregate (net of any insurance proceeds or indemnity, contribution or similar payments received by WaFd or any of its Subsidiaries in respect thereof), or (ii) that does not involve or create a material adverse precedent and that would not impose any material restriction on the business of WaFd or its Subsidiaries or the Surviving Corporation or its Subsidiaries;

(k)         (i) agree or consent to the issuance of any injunction, decree, order or judgment restricting or adversely affecting its or its Subsidiaries’ respective businesses or operations or (ii) waive or release any material rights or claims other than in the ordinary course of business;

(l)           amend the WaFd Articles or the WaFd Bylaws or comparable governing documents of its Subsidiaries;

(m)         merge or consolidate itself or any of its Subsidiaries with any other person, or restructure, reorganize or completely or partially liquidate or dissolve it or any of its Subsidiaries;

(n)         in each case except for transactions in the ordinary course of business, materially restructure or materially change its investment securities or derivatives portfolio or its interest rate exposure, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported, except as may be required by GAAP or by applicable laws, regulations, guidelines or policies imposed by any Governmental Entity or requested by a Governmental Entity;

(o)          implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP or by applicable laws, regulations, guidelines or policies imposed by any Governmental Entity;

(p)        enter into any new line of business or change in any material respect its lending, collateral eligibility, investment, underwriting, risk and asset liability management, interest rate or fee pricing policies and other banking and operating, hedging, deposit, securitization and servicing policies (including any change in the maximum ratio or similar limits as a percentage of its capital exposure applicable with respect to its loan portfolio or any segment thereof), except as required by such policies or applicable law, regulation or policies imposed by any Governmental Entity;

(q)         except pursuant to existing commitments entered into prior to the date of this Agreement and disclosed to EverBank prior to the date of this Agreement, make or acquire, renew, modify or extend any loans that are outside of the ordinary course of business consistent with past practice or inconsistent with, or in excess of the limitations contained in, WaFd’s loan policy;

(r)           make, or commit to make, any capital expenditures that exceed $15,000,000;

(s)          (i) make (other than in the ordinary course of business), change or revoke any material Tax election, (ii)  change any Tax accounting period, (iii) change any material method of Tax accounting or (iv) amend any material Tax Return, (v) settle or compromise any material liability for Taxes or any Tax audit, exam or other proceeding with a Governmental Entity relating to a material amount of Taxes, (vi) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), (vii) knowingly surrender any right to claim a material refund of Taxes, (viii) request any ruling from any Governmental Entity with respect to Taxes or (ix) agree to an extension or waiver of any statute of limitations with respect to a material amount of Taxes (other than automatic extensions of time for filing Tax Returns);

(t)          (i) other than in consultation with EverBank, make any application for the opening or relocation of, or open or relocate, any branch office, loan production office or other significant office or operations facility of WaFd or its Subsidiaries, (ii) other than in consultation with EverBank, make any application for the closing of or close any branch or (iii) other than in consultation with EverBank, purchase any new real property (other than other real estate owned (OREO) properties in the ordinary course of business) or enter into, amend or renew any lease with respect to real property;

(u)          knowingly take any action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of WaFd or its Subsidiaries to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated hereby or by the Bank Merger Agreement or the WaFd Stockholder Approval or to perform its covenants and agreements under this Agreement or the Bank Merger Agreement or to consummate the transactions contemplated hereby or thereby;

(v)          agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors or similar governing body in support of, any of the actions prohibited by this Section 5.3.

ARTICLE VI

ADDITIONAL AGREEMENTS

6.1          Regulatory Matters.

(a)        The parties hereto shall cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (and in the case of the applications, notices, petitions and filings required to obtain the Requisite Regulatory Approvals, use their reasonable best efforts to make such filings within thirty (30) days of the date of this Agreement), to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Entities which are necessary or advisable to consummate the transactions contemplated by this Agreement (including the Merger and the Bank Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.  WaFd and EverBank shall, and shall cause their respective Subsidiaries to cooperate with each other in connection therewith (including the furnishing of any information that may be reasonably requested or required to obtain the Requisite Regulatory Approvals) and shall, and shall cause their respective Subsidiaries to, respond and comply as promptly as practicable to any requests by Governmental Entities for documents and information.  WaFd and EverBank shall have the right to review in advance, and, to the extent practicable, each will consult the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to EverBank or WaFd, as the case may be, and any of their respective Subsidiaries, which appears in any filing made with, or written materials submitted to, any Governmental Entity in connection with the transactions contemplated by this Agreement.  In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable.  Each party will provide the other with copies of any applications and all correspondence relating thereto prior to filing and with sufficient opportunity to comment, other than any portions of material filed in connection therewith that contain competitively sensitive business or other proprietary information or confidential supervisory information filed under a claim of confidentiality.  The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein.  Each party shall consult with the other in advance of any communication, meeting or conference with any Governmental Entity in connection with the transactions contemplated by this Agreement and, to the extent permitted by such Governmental Entity, give the other party the opportunity to attend and participate in such communications, meetings and conferences.

(b)         In furtherance of the foregoing, each of WaFd and EverBank shall use its reasonable best efforts to (i) avoid the entry of, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that would restrain, prevent or delay the Closing, and (ii) avoid or eliminate each and every impediment so as to enable the Closing to occur as soon as possible, provided, however, that notwithstanding anything in this Agreement to the contrary, neither EverBank nor WaFd shall be required to, and neither EverBank nor WaFd shall (without the written consent of WaFd or EverBank, respectively), take any action, or commit to take any action, or agree to any condition or restriction, in order to resolve any objections to the transactions contemplated by this Agreement or in connection with obtaining any permits, consents, approvals and authorizations of Governmental Entities that would, either individually or in the aggregate, reasonably be likely to have a material adverse effect on the Surviving Corporation and its Subsidiaries, taken as a whole, after giving effect to the Merger (a “Materially Burdensome Regulatory Condition”).

(c)          WaFd and EverBank shall, upon request, furnish each other with all information concerning themselves, their Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of WaFd, EverBank or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger, the Bank Merger and the other transactions contemplated by this Agreement.  Each of WaFd and EverBank agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it specifically for inclusion or incorporation by reference in any applications, notices and filings required in order to obtain the Requisite Regulatory Approvals will, at the time each is filed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)        WaFd and EverBank shall promptly advise each other upon receiving any communication from any Governmental Entity whose consent or approval is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any Requisite Regulatory Approval will not be obtained or that the receipt of any such approval will be materially delayed.

6.2          Access to Information.

(a)          Upon reasonable notice and subject to applicable laws, each of WaFd and EverBank, for the purposes reasonably relating to consummating the Merger or carrying out post-Merger integration, shall, and shall cause each of their respective Subsidiaries to, afford to the officers, employees, accountants, counsel, advisors and other representatives of the other party, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, personnel, information technology systems, and records, and each shall reasonably cooperate with the other party in preparing to execute after the Effective Time the conversion or consolidation of systems and business operations generally (including by entering into customary confidentiality, non-disclosure and similar agreements with such service providers and/or the other party), and, during such period, during normal business hours and in a manner so as not to interfere with normal business operations, each of WaFd and EverBank shall, and shall cause its respective Subsidiaries to, make available to the other party such information concerning its business, properties and personnel as such party may reasonably request.  Each party shall use commercially reasonable efforts to minimize any interference with the other party’s regular business operations during any such access and shall not conduct any environmental or invasive sampling or investigation.  Neither WaFd nor EverBank nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of WaFd’s or EverBank’s, as the case may be, customers, jeopardize the attorney-client privilege of the institution in possession or control of such information (after giving due consideration to the existence of any common interest, joint defense or similar agreement between the parties) or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement.  The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(b)          Each of WaFd and EverBank shall hold all information furnished by or on behalf of the other party or any of such party’s Subsidiaries or representatives pursuant to Section 6.2(a) in confidence to the extent required by, and in accordance with, the provisions of the confidentiality agreement, dated May 28, 2026, between WaFd and EverBank (the “Confidentiality Agreement”).

(c)          No investigation by either of the parties or their respective representatives shall affect or be deemed to modify or waive the representations and warranties of the other set forth herein.  Nothing contained in this Agreement shall give either party, directly or indirectly, the right to control or direct the operations of the other party prior to the Effective Time.  Prior to the Effective Time, each party shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

6.3         Written Consents. Within twenty-four (24) hours following the date hereof, EverBank will deliver to WaFd a written consent in lieu of a meeting of the holders of capital stock of EverBank executed by the holders of at least 95% of the outstanding shares of EverBank Class A Common Stock, in each case adopting and approving this Agreement and the transactions contemplated hereby in accordance with the DGCL, EverBank Organizational Documents and for such other purposes as may be necessary or desirable to effectuate such transactions, in the form attached hereto as Exhibit E (“EverBank Written Consent”). For the purposes of this agreement, “EverBank Organizational Documents” means the Amended and Restated Certificate of Incorporation of EverBank, dated as of July 31, 2023, the Amended and Restated Bylaws of EverBank, dated as of July 31, 2023 and the Stockholders Agreement, dated as of July 31, 2023, by and among EverBank and the owners named therein.

6.4          Proxy Statement; WaFd Meeting; No Solicitation by WaFd.

(a)         WaFd (with EverBank’s reasonable cooperation) shall promptly prepare a proxy statement with respect to the WaFd Meeting (including any amendments or supplements thereto, the “Proxy Statement”), and use reasonable best efforts to file the Proxy Statement with the SEC within forty-five (45) days of the date of this Agreement.  Each of WaFd and EverBank shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Proxy Statement, resolve such comments with the SEC and cause the Proxy Statement to be filed with the SEC in definitive form. WaFd shall use reasonable best efforts to cause the Proxy Statement to be disseminated in its definitive form to WaFd’s stockholders as promptly as reasonably practicable after the date on which WaFd learns that the Proxy Statement will not be reviewed or that the SEC staff has no further comments thereon. WaFd shall also use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement as promptly as practicable, and EverBank shall furnish all information concerning EverBank and the holders of EverBank Common Stock as may be reasonably requested in connection with any such action.  Subject to Section 6.4(h) and Section 6.4(i), the Proxy Statement shall include the WaFd Board Recommendation.

(b)         WaFd and EverBank shall, upon request, furnish each other with all information concerning themselves, their Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of WaFd, EverBank or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger, the Bank Merger and the other transactions contemplated by this Agreement.  Each of WaFd and EverBank agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it specifically for inclusion or incorporation by reference in (i)  the Proxy Statement and any amendment or supplement thereto will, at the time of filing and the date of mailing to the stockholders of WaFd and at the time of the WaFd Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading and (ii) any applications, notices and filings required in order to obtain the Requisite Regulatory Approvals will, at the time each is filed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  Each of WaFd and EverBank further agrees that if it becomes aware that any information furnished by it would cause any of the statements in, the Proxy Statement to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make the statements therein not false or misleading, to promptly inform the other party thereof and to take appropriate steps to correct the Proxy Statement.

(c)         WaFd and the Board of Directors of WaFd shall, in accordance with applicable law and WaFd’s governing documents, set a record date for, call, give notice of, convene, and hold, as promptly as reasonably practicable after the Proxy Statement is mailed to WaFd’s stockholders, a meeting of WaFd’s stockholders (including any and all adjournments or postponements thereof, the “WaFd Meeting”) for the purpose of obtaining the WaFd Stockholder Approval as well as any other matters of the type customarily brought before a meeting of stockholders to approve the matters contemplated by the WaFd Stockholder Approval as may be mutually agreed by WaFd and EverBank.  WaFd and the Board of Directors of WaFd shall recommend that WaFd’s stockholders approve the WaFd Common Stock Issuance (the “WaFd Board Recommendation”) and shall use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part to cause the WaFd Stockholder Approval to be received at the WaFd Meeting or any adjournment or postponement thereof in accordance herewith, and shall comply with all legal requirements applicable to the WaFd Meeting. Subject to Section 6.4(f), Section 6.4(h) and Section 6.4(i), the Board of Directors of WaFd shall not (A) (x) fail to make, (y) withdraw or (z) qualify, amend or modify in any manner adverse to EverBank, the WaFd Board Recommendation (it being understood that any failure to publicly and without qualification either (x) recommend against an Acquisition Proposal or (y) reaffirm the WaFd Board Recommendation, in each case, within ten business days (or such fewer number of days as remains prior to the WaFd Meeting) after such Acquisition Proposal is made public will be treated as a withdrawal of the WaFd Board Recommendation that is adverse to EverBank for purposes hereof), (B) fail to make, or to include in the Proxy Statement, the WaFd Board Recommendation or (C) recommend, adopt or approve or publicly propose to recommend, adopt or approve any Acquisition Proposal (any of the foregoing in clauses (A), (B) or (C), a “WaFd Adverse Recommendation Change”). Notwithstanding any WaFd Adverse Recommendation Change, unless this Agreement has been validly terminated, the WaFd Meeting shall be convened and this Agreement shall be submitted to the stockholders of WaFd at the WaFd Meeting for the purpose of WaFd’s stockholders considering and voting on approval of the WaFd Common Stock Issuance and any other matters required to be approved by WaFd’s stockholders in order to consummate the transactions contemplated by this Agreement.  For purposes of this Agreement, the “WaFd Approval Time” means the time at which the WaFd Stockholder Approval is obtained at the WaFd Meeting (or any adjournment or postponement thereof).

(d)          WaFd shall not, without the prior written consent of EverBank, adjourn or postpone the WaFd Meeting; provided that WaFd shall adjourn or postpone the WaFd Meeting if (i) at the WaFd Meeting there is not a sufficient number of shares of WaFd Common Stock represented (either in person or by proxy) to constitute the quorum necessary to conduct the business of the WaFd Meeting, (ii) as of the date of the WaFd Meeting, WaFd has not received proxies representing a sufficient number of shares of WaFd Common Stock necessary for the approval of the issuance of shares of WaFd Common Stock pursuant to this Agreement by the stockholders of WaFd in accordance with WaFd’s governing documents and applicable law, or (iii) required by applicable law in order to ensure that any supplement or amendment to the Proxy Statement which WaFd has determined in good faith after consultation with outside counsel is necessary under applicable law is provided to WaFd’s stockholders a reasonable amount of time prior to the WaFd Meeting.

(e)          During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, except as otherwise set forth in this Section 6.4(e), WaFd shall not, and shall cause its Subsidiaries, and its and its Subsidiaries’ officers, directors and employees not to, and shall use reasonable best efforts to cause its and its Subsidiaries’ representatives not to, directly or indirectly, (i) solicit, initiate or take any action to knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any confidential information relating to WaFd or any of its Subsidiaries or afford access to the business, properties, assets, books or records of WaFd or any of its Subsidiaries to, or knowingly assist, knowingly participate in, knowingly facilitate or knowingly encourage any actual or potential Acquisition Proposal by, any third party that WaFd knows, or should reasonably be expected to know, is seeking to make, has made or is reasonably likely to make, an Acquisition Proposal, (iii) take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations of the State of Washington, inapplicable to any third party or any Acquisition Proposal, (iv) fail to enforce, or amend or grant any waiver or release under, any standstill or similar agreement with respect to any class of equity securities of WaFd or any of its Subsidiaries, or (v) enter into any agreement with a third party constituting or relating to an Acquisition Proposal (other than a confidentiality agreement in accordance with Section 6.4(f)).  As used in this Agreement, “Acquisition Proposal” shall mean, with respect to WaFd or EverBank, as applicable, and other than the transactions contemplated by this Agreement, any offer, inquiry or proposal relating to, or any third party indication of interest in, (i) any acquisition or purchase, direct or indirect, of 20% or more of the consolidated assets of WaFd and its Subsidiaries or EverBank and its Subsidiaries, as applicable, or 20% or more of any class of equity or voting securities of WaFd or its Subsidiaries or EverBank and its Subsidiaries, as applicable, whose assets, either individually or in the aggregate, constitute 20% or more of the consolidated assets of WaFd or EverBank, as applicable, (ii) any tender offer or exchange offer that, if consummated, would result in such third party beneficially owning 20% or more of any class of equity or voting securities of WaFd or its Subsidiaries or EverBank and its Subsidiaries, as applicable, whose assets, either individually or in the aggregate, constitute 20% or more of the consolidated assets of WaFd or EverBank, as applicable, or (iii) a merger, consolidation, share exchange or other business combination, reorganization, recapitalization, liquidation, dissolution or similar transaction involving WaFd or its Subsidiaries or EverBank and its Subsidiaries, as applicable, whose assets, either individually or in the aggregate, constitute 20% or more of the consolidated assets of WaFd or EverBank, as applicable.

(f)           Notwithstanding Section 6.4(e), if at any time prior to the WaFd Approval Time (and in no event after the WaFd Approval Time), the Board of Directors of WaFd receives a bona fide written Acquisition Proposal made after the date hereof which has not resulted from a violation of this Section 6.4, WaFd, its Subsidiaries and its representatives may, subject to compliance with this Section 6.4(f), Section 6.4(g) and Section 6.4(h), (i) engage in negotiations or discussions with the person making such Acquisition Proposal (or take any of the actions prohibited by clause (iii) or (iv) of Section 6.4(e) with respect to such third party or Acquisition Proposal) that, subject to WaFd’s compliance with Section 6.4(e), if the Board of Directors of WaFd determines in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its outside financial advisor, that such Acquisition Proposal constitutes or is reasonably likely to lead to an WaFd Superior Proposal and that failure to take such action would be more likely than not to result in a violation of its fiduciary duties under applicable law and (ii) thereafter furnish to such third party and its representatives and financing sources nonpublic information relating to WaFd or any of its Subsidiaries pursuant to a confidentiality agreement with terms (including “standstill” or similar terms) no less favorable to WaFd than those contained in the Confidentiality Agreement, a copy of which shall be provided, promptly after its execution, to EverBank for informational purposes; provided that all such non-public information (to the extent that such information has not been previously provided or made available to EverBank) is provided or made available to EverBank, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such third party. Nothing contained in this Agreement shall prevent the Board of Directors of WaFd from (A) complying with Rule 14e-2(a) under the Exchange Act with regard to an Acquisition Proposal, so long as any action taken or statement made to so comply is consistent with this Section 6.4 or (B) making any required disclosure to the stockholders of WaFd if the Board of Directors of WaFd determines in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its outside financial advisor, that failure to take such action would be reasonably likely to be inconsistent with applicable law; provided, further, that any WaFd Adverse Recommendation Change involving or relating to an Acquisition Proposal may only be made in accordance with the provisions of this Section 6.4(f), Section 6.4(g) and Section 6.4(i) and, even if permitted by this sentence, shall have the consequences set forth in this Agreement. For the avoidance of doubt, issuing a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, in and of itself, shall not be an WaFd Adverse Recommendation Change.  As used in this Agreement, “WaFd Superior Proposal” means any bona fide, written Acquisition Proposal (other than an Acquisition Proposal which has resulted from a violation of Section 6.4) (with all references to “20%” in the definition of “Acquisition Proposal” being deemed to be references to “50%”) on terms that the Board of Directors of WaFd determines in good faith, after consultation with its outside legal counsel and financial advisor, and taking into account all the terms and conditions of the Acquisition Proposal, including regulatory approvals, availability of financing and closing timing, would result in a transaction that (i) is more favorable to WaFd’s stockholders from a financial point of view than the transactions contemplated hereby (taking into account any proposal by EverBank to amend the terms of this Agreement proposed pursuant to Section 6.4(h)) and (ii) is reasonably likely to be completed on the terms proposed).

(g)          In addition to the requirements set forth in Section 6.4(f), the Board of Directors of WaFd shall not take any of the actions referred to in clauses (i) and (ii) of Section 6.4(f) unless WaFd shall have first delivered to EverBank written notice advising EverBank that WaFd intends to take such action. In addition, WaFd shall notify EverBank promptly (but in no event later than forty-eight (48) hours) after receipt by WaFd (or any of its representatives) of (i) any Acquisition Proposal or (ii) any written request for information relating to WaFd or any of its Subsidiaries or for access to the business, properties, assets, books or records of WaFd or any of its Subsidiaries by any third party that, to the knowledge of WaFd or any member of its board of directors, is considering making, is reasonably likely to make or has made, an Acquisition Proposal, which notice shall be provided in writing and shall identify the relevant third party and, to the extent known, the material terms and conditions of, any such Acquisition Proposal (including any material changes thereto). WaFd shall keep EverBank reasonably informed, on a reasonably current basis, of the status and details of any such Acquisition Proposal (including any changes thereto) and shall promptly (but in no event later than forty-eight (48) hours after receipt) provide to EverBank copies of all material correspondence and written materials sent or provided to WaFd or any of its Affiliates that describes any material terms or conditions of any such Acquisition Proposal.

(h)          Notwithstanding anything in this Agreement to the contrary, but without limiting or affecting Section 6.4(e), Section 6.4(f) or Section 6.4(g), at any time prior to the WaFd Approval Time (and in no event after the WaFd Approval Time), the Board of Directors of WaFd may effect an WaFd Adverse Recommendation Change in connection with the receipt of an Acquisition Proposal made after the date hereof which has not resulted from a violation of this Section 6.4, if the Board of Directors of WaFd determines in good faith, after consultation with its outside legal counsel and financial advisor, that such Acquisition Proposal is a Superior Proposal and the failure to take such action would be more likely than not to result in a violation of its fiduciary duties under applicable law; provided that the Board of Directors of WaFd shall not make an WaFd Adverse Recommendation Change in connection with the receipt of an Acquisition Proposal unless (i) WaFd promptly notifies EverBank, in writing at least four (4) business days before taking such action, that WaFd intends to take such action, which notice attaches the most current version of any proposed agreement or a reasonably detailed summary of all material terms of such Acquisition Proposal and the identity of the third party making such Acquisition Proposal, (ii) if requested by EverBank, during such four business day period, WaFd and its representatives have discussed and negotiated in good faith with EverBank and its representatives regarding any proposal by EverBank to amend the terms of this Agreement in response to such Acquisition Proposal and (iii) after such four (4) business day period, the Board of Directors of WaFd determines in good faith, after consultation with its outside legal counsel and financial advisor, and taking into account any proposal by EverBank to amend the terms of this Agreement, that such Acquisition Proposal continues to constitute an WaFd Superior Proposal and that such failure to make an WaFd Adverse Recommendation Change would be more likely than not to result in a violation of its fiduciary duties under applicable law (it being understood and agreed that in the event of any material amendment to the financial terms or other material terms of any such Acquisition Proposal, a new written notification from WaFd consistent with that described in clause (i) of this Section 6.4(h) shall be required and a new notice period under clause (i) of this Section 6.4(h) shall commence, during which notice period WaFd shall be required to comply with the requirements of this Section 6.4(h) anew, except that such new notice period shall be for two (2) business days (as opposed to four (4) business days)).

(i)           Notwithstanding anything in this Agreement to the contrary, at any time prior to the WaFd Approval Time (and in no event after the WaFd Approval Time), the Board of Directors of WaFd may effect an WaFd Adverse Recommendation Change in response to an WaFd Intervening Event if the Board of Directors of WaFd determines in good faith, after consultation with its outside legal counsel and financial advisor, that the failure to take such action would be more likely than not to result in a violation of its fiduciary duties under applicable law; provided that (i) WaFd shall (A) promptly notify EverBank in writing of its intention to take such action (which notice shall set forth in reasonable detail a description of the WaFd Intervening Event and the rationale for the WaFd Adverse Recommendation Change) and (B) negotiate in good faith with EverBank (to the extent EverBank wishes to so negotiate) for four (4) business days following such notice regarding revisions to the terms of this Agreement proposed by EverBank, and (ii) the Board of Directors of WaFd shall not effect any WaFd Adverse Recommendation Change involving or relating to an WaFd Intervening Event unless, after the four (4) business day period described in the foregoing clause (B), the Board of Directors of WaFd determines in good faith, after consultation with its outside legal counsel and financial advisor, and taking into account any proposal by EverBank to amend the terms of this Agreement, that the failure to take such action would be more likely than not to result in a violation of its fiduciary duties under applicable law. For the purposes of this Agreement, “WaFd Intervening Event” means any material event, development or change occurring or arising after the date of this Agreement that was not known or reasonably foreseeable, or the material consequences of which were not known or reasonably foreseeable, in each case to the Board of Directors of WaFd as of or prior to the date of this Agreement; provided that none of the following, in and of itself, shall constitute an WaFd Intervening Event:  (i) any Acquisition Proposal or consequence thereof, (ii) any breach of this Agreement, (iii) any change in the market price or trading volume of the WaFd Common Stock or the fact that WaFd meets or exceeds any internal or published budgets, projections, forecasts or predictions of financial performance for any period (it being understood that the underlying causes of such change or fact shall not be excluded by this clause (iii)), or (iv) the timing of any licenses, authorizations, permits, consents or approvals required to be obtained pursuant to this Agreement prior to the Closing in connection with the transactions contemplated by this Agreement.

6.5          No Solicitation by EverBank. During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, EverBank shall not, and shall cause its Subsidiaries, and its and its Subsidiaries’ officers, directors and employees not to, and shall use reasonable best efforts to cause its and its Subsidiaries’ representatives not to, directly or indirectly, (i) solicit, initiate or take any action to knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any confidential information relating to EverBank or any of its Subsidiaries or afford access to the business, properties, assets, books or records of EverBank or any of its Subsidiaries to, or knowingly assist, knowingly participate in, knowingly facilitate or knowingly encourage any actual or potential Acquisition Proposal by, any third party that EverBank knows, or should reasonably be expected to know, is seeking to make, has made or is reasonably likely to make, an Acquisition Proposal, (iii) take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations of the State of Delaware, inapplicable to any third party or any Acquisition Proposal, (iv) fail to enforce, or amend or grant any waiver or release under, any standstill or similar agreement with respect to any class of equity securities of EverBank or any of its Subsidiaries, or (v) enter into any agreement with a third party constituting or relating to an Acquisition Proposal.

6.6         Legal Conditions to Merger.  Subject in all respects to Section 6.1, each of WaFd and EverBank shall, and shall cause its Subsidiaries to, use their reasonable best efforts, in each case as promptly as practicable, (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements that may be imposed on such party or its Subsidiaries with respect to the Merger and the Bank Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement and (b) to obtain (and to cooperate with the other party to obtain) any material consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party that is required to be obtained by EverBank or WaFd or any of their respective Subsidiaries in connection with the Merger, the Bank Merger and the other transactions contemplated by this Agreement.  Notwithstanding anything to the contrary in this Agreement but subject in all respects to Section 6.1, nothing herein shall obligate or be construed to obligate WaFd or EverBank (or any of their respective affiliates) to (i) make, or to cause to be made, any payment to any third person, (ii) commence any action or proceeding or (iii) offer to grant any material accommodation (financial or otherwise) to any third person in each case in order to obtain the consent or approval of such third person under any contract, and WaFd acknowledges and agrees that the receipt of any such consent or approval of such third person under any contract shall not be a condition to Closing set forth in Article VII.

6.7          Registration; Stock Exchange Listing.

(a)         WaFd shall take such actions as are necessary and proper to be prepared to, and shall, file a registration statement in accordance with the Securities Act to register the Merger Consideration, which such registration statement shall be filed by WaFd with the SEC no later than five (5) business day prior to the First Release Date (as defined in the Shareholders Agreement) and which shall be an Automatic Shelf Registration Statement if WaFd is then eligible. WaFd may satisfy its obligations with respect to the filing of any shelf registration statement by filing with the SEC a prospectus supplement under a “universal” or other shelf registration statement of WaFd that also registers sales of securities for the account of WaFd or other holders. Notwithstanding the filing of any such registration statement, unless otherwise determined by WaFd, the Merger Consideration shall be subject to the restrictions in the shareholders agreement in the form attached hereto as Exhibit F and executed as of the date hereof (the “Shareholders Agreement”).

(b)         Prior to the Closing, WaFd shall use its commercially reasonable efforts to not take any action, or fail to take any action, which action or failure would reasonably be expected to cause WaFd to be ineligible to file an Automatic Shelf Registration Statement on Form S-3.

(c)          WaFd shall use reasonable best efforts to cause the shares of WaFd Common Stock to be issued in the Merger to be approved for listing on the WaFd Stock Exchange, subject to official notice of issuance, prior to the Effective Time.

6.8          Employee Matters.

(a)         Effective as of the Effective Time and during the one (1)-year period immediately following the Effective Time, WaFd or a Subsidiary of WaFd shall provide to each employee of WaFd,  EverBank or its Subsidiaries as of the Effective Time, who remains employed by WaFd or a Subsidiary of WaFd at and following the Effective Time (each, a “Continuing Employee”) (i) base salary or wages at least equal to that provided to the Continuing Employee as of immediately prior to the Effective Time, (ii) target cash incentive opportunities (other than any retention, change-in-control or similar one-time bonus opportunities) that are, in the aggregate, comparable, to the target cash incentive opportunities (subject to the same exceptions) provided to the Continuing Employee as of immediately prior to the Effective Time, and (iii) severance protections and benefits that are no less favorable than those provided to the Continuing Employee as of immediately prior to the Effective Time.  In order to effect an orderly and equitable transition and integration, EverBank and WaFd shall cooperate in good faith in reviewing, evaluating and analyzing the EverBank Benefit Plans and the WaFd Benefit Plans with a view towards developing appropriate new benefit plans, or selecting the EverBank Benefit Plans or the WaFd Benefit Plans, as applicable, that will apply with respect to the Continuing Employees after the Effective Time (collectively, the “New Plans”).  EverBank, WaFd and their respective Subsidiaries shall use their commercially reasonable efforts to cause the New Plans, to the extent permitted by applicable law, to (i) treat similarly situated employees on a substantially equivalent basis, taking into account all relevant factors, including duties, geographic location, tenure, qualifications and abilities, and (ii) not discriminate between employees who were covered by WaFd Benefit Plans, on the one hand, and those covered by the EverBank Benefit Plans, on the other hand, at the Effective Time. For the avoidance of doubt, nothing in this Section 6.8(a) shall terminate, reduce or otherwise adversely affect any rights, benefits or obligations of any Continuing Employee under any employment agreement, retention agreement, change in control agreement or any other individual contract between such individual and WaFd, EverBank or their respective Subsidiaries, as applicable, as in effect immediately prior to the Effective Time (collectively, “Employee Agreements”).  Following the Effective Time, each Employee Agreement shall remain in full force and effect in accordance with its terms and shall be assumed by, and binding upon, the Surviving Corporation and its successors and assigns to the same extent as if the Surviving Corporation had been an original party thereto.

(b)          For all purposes (including purposes of vesting, eligibility to participate, severance, paid time off and level of benefits) under the New Plans, each Continuing Employee shall be credited with his or her years of service with WaFd and its Subsidiaries and their respective predecessors or EverBank and its Subsidiaries and their respective predecessors, as applicable, to the extent such credit was given under the analogous WaFd Benefit Plan or EverBank Benefit Plan, as applicable, prior to the Effective Time; provided that the foregoing shall not apply for purposes of benefit accrual under defined benefit plans, for purposes of any benefit plan that is a frozen plan or provides grandfathered benefits, or to the extent that its application would result in a duplication of benefits.  In addition, and without limiting the generality of the foregoing, (i) each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan replaces coverage under a similar WaFd Benefit Plan or a EverBank Benefit Plan in which such Continuing Employee participated (such plans, collectively, the “Old Plans”), and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, vision, disability, life, vacation or other welfare benefits to any Continuing Employee (or his or her covered dependents) (collectively, the “New Welfare Plans”), WaFd, EverBank and their respective Subsidiaries shall take commercially reasonable efforts to cause all pre-existing condition exclusions and limitations and actively-at-work requirements of such New Welfare Plan to be waived for such Continuing Employee and his or her covered dependents, except to the extent such pre-existing conditions, exclusions and waiting periods would apply with respect to the analogous WaFd Benefit Plan or EverBank Benefit Plan, and take commercially reasonable efforts to cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents under the corresponding Old Plan during the portion of the plan year of such Old Plans ending on the date such Continuing Employee’s participation in the corresponding New Welfare Plan begins (such initial plan year of participation, the “Initial Year of Participation”) to be taken into account under such New Welfare Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the Initial Year of Participation as if such amounts had been paid in accordance with such New Welfare Plan.

(c)          The parties hereby acknowledge that the consummation of the Merger and the other transactions contemplated by this Agreement shall be deemed to be a “change in control” (or similar phrase) within the meaning of each applicable WaFd Benefit Plan and shall not be deemed to be a “change in control” (or similar phrase) within the meaning of each applicable EverBank Benefit Plan.

(d)          Prior to the Effective Time, any broad-based notices or communication materials (including website postings), and the script or other materials for any town hall meetings or other verbal communications, from WaFd or EverBank or either party’s Subsidiaries or Affiliates to its employees with respect to employment, compensation or benefits matters addressed in this Agreement or related, directly or indirectly, to the Merger or employment thereafter, shall be disclosed in advance to the other party such that the other party is given a reasonable period of time to review and comment on the communication (with such review and comment period not to exceed five (5) business days), which comments shall be considered by the communicating party in good faith; provided that no such disclosure shall be required for any communications that are consistent in all respects with previous communications made in accordance with this Agreement. Prior to the Effective Time, the parties shall cooperate with respect to employee onboarding, orientation, training, transition and related personnel matters.  In furtherance of the foregoing, each party shall use commercially reasonable efforts to make available such of its employees and other personnel as may be reasonably requested by the other party to participate in meetings, training sessions, onboarding activities and related transition-planning efforts, provided that any such cooperation and participation shall be conducted in compliance with applicable law, including applicable labor, employment, antitrust and competition laws.

(e)         Nothing in this Section 6.8 shall prohibit WaFd, EverBank or any of their respective Subsidiaries from amending or terminating (in accordance with any applicable terms), or shall be construed as creating, amending or terminating any WaFd Benefit Plan, EverBank Benefit Plan, New Plan or any other compensation or benefit plan, program, policy, practice, agreement or arrangement sponsored or maintained by WaFd, EverBank or any of their respective Subsidiaries, and nothing in this Agreement shall otherwise require WaFd, EverBank or any of their respective Subsidiaries to create or continue any particular compensation or benefit plan, program, policy, practice, agreement or arrangement after the Effective Time or to employ any particular person on any particular terms. The provisions of this Section 6.8 are solely for the benefit of the parties hereto, and no current or former employee, officer, director, manager or consultant, or any other individual, shall be regarded for any purpose as a third party beneficiary of this Section 6.8 and nothing herein shall be deemed to be a guarantee to any Continuing Employee of (i) employment or (ii) any specific term or condition of employment.

6.9          Indemnification; Insurance.

(a)          At or prior to the Effective Time, EverBank and WaFd shall each purchase past acts and extended reporting period insurance coverage under its (i) current directors and officers insurance policy, (ii) employment practices liability insurance policy and (iii) bankers professional insurance policy (provided that EverBank or WaFd may substitute therefor policies with a substantially comparable insurer of at least the same coverage and amounts containing terms and conditions which are no less advantageous to the insured for each of the foregoing), in each case that (x) provides coverage with respect to claims arising from facts or events which occurred at the Effective Time or during at least the six (6) year period immediately preceding the Effective Time (including the transactions contemplated by this Agreement) and (y) is in effect for a period of at least six (6) years from and after the Effective Time; provided, however, that EverBank and WaFd shall each not expend, on an annual basis, for such extended insurance coverage an amount in excess of 300% of the current annual premium paid as of the date hereof by EverBank or WaFd, respectively, for such insurance.

(b)         From and after the Effective Time, the Surviving Corporation shall indemnify and hold harmless and shall advance expenses as incurred, in each case to the extent (subject to applicable law) such persons are indemnified as of the date hereof by EverBank or WaFd, as applicable, pursuant to EverBank Articles, EverBank Bylaws, WaFd Articles, WaFd Bylaws, the governing or organizational documents of any Subsidiary of EverBank or WaFd and the indemnification agreements in existence as of the date hereof (as set forth in Section 6.9(b) of the EverBank Disclosure Schedule or the WaFd Disclosure Schedule, as applicable), each present and former director or officer of EverBank, WaFd and their respective Subsidiaries (in each case, when acting in such capacity) (collectively, “Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, damages or liabilities incurred in connection with any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, whether arising before or after the Effective Time, arising out of the fact that such person is or was a director or officer of EverBank, WaFd or any of their respective Subsidiaries and pertaining to matters existing or occurring at or prior to the Effective Time, including the transactions contemplated by this Agreement; provided that, in the case of advancement of expenses, any Indemnified Party to whom expenses are advanced provides an undertaking (in a reasonable and customary form) to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification.

(c)         The provisions of this Section 6.9 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.  If the Surviving Corporation or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger, transfers all or substantially all of its assets or deposits to any other entity or engages in any similar transaction, then in each case, the Surviving Corporation will cause proper provision to be made so that the successors and assigns of the Surviving Corporation will expressly assume the obligations set forth in this Section 6.9.

(d)          The obligations of the Surviving Corporation, WaFd and EverBank under this Section 6.9 shall not be terminated or modified in a manner so as to adversely affect any Indemnified Party or any other person entitled to the benefit of this Section 6.9 without the prior written consent of the affected person.

(e)          Prior to the Closing Date, WaFd shall take, or cause to be taken, the actions set forth on Section 6.9(e) of the WaFd Disclosure Schedule.

6.10       Additional Agreements.  In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest WaFd or the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger, each party to this Agreement and their respective Subsidiaries shall take, or cause to be taken, all such necessary action as may be reasonably requested by the other party, at the expense of the party who makes any such request.

6.11        Advice of Changes.  WaFd and EverBank shall each promptly advise the other party of any effect, change, event, circumstance, condition, occurrence or development known to it (i) that has had or is reasonably likely to have a Material Adverse Effect on it or (ii) which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained herein or that reasonably could be expected to give rise, either individually or in the aggregate, to the failure of a condition in Article VII; provided that any failure to give notice in accordance with the foregoing with respect to any breach shall not be deemed to constitute a violation of this Section 6.11 or the failure of any condition set forth in Section 7.2 or 7.3 to be satisfied, or otherwise constitute a breach of this Agreement by the party failing to give such notice, in each case unless the underlying breach would independently result in a failure of the conditions set forth in Section 7.2 or 7.3 to be satisfied; and provided, further, that the delivery of any notice pursuant to this Section 6.11 shall not cure any breach of, or noncompliance with, any other provision of this Agreement or limit the remedies available to the party receiving such notice.

6.12        Dividends.  After the date of this Agreement, each of EverBank and WaFd shall coordinate with the other the declaration of any dividends in respect of EverBank Common Stock and WaFd Common Stock and the record dates and payment dates relating thereto, it being the intention of the parties hereto that holders of EverBank Common Stock shall not receive two dividends, or fail to receive one (1) dividend, in any quarter with respect to their shares of EverBank Common Stock and any shares of WaFd Common Stock any such holder receives in exchange therefor in the Merger.

6.13        Public Announcements.  The parties hereto agree that the initial press release with respect to the execution and delivery of this Agreement shall be a release mutually agreed to by EverBank and WaFd.  Thereafter, each of the parties agrees that no public release, statement or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by any party without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), except (a) as required by applicable law, or any listing agreement with or rule of any national securities exchange or association, the rules or regulations of any applicable Governmental Entity to which the relevant party is subject, or for any communication permitted by Section 6.4, in which case the party required to make the release, statement or announcement shall consult with the other party about, and allow the other party reasonable time to comment on such release, statement or announcement in advance of such issuance or (b) for such releases, announcements or statements made in consultation with the other party that are consistent with other such releases, announcement or statements made after the date of this Agreement in compliance with this Section 6.13.

6.14       Change of Method.  EverBank and WaFd shall be empowered, upon their mutual agreement, at any time prior to the Effective Time, to change the method or structure of effecting the transactions contemplated by this Agreement (including the provisions of Article I), if and to the extent they both deem such change to be necessary, appropriate or desirable; provided that no such change shall (a) alter or change the Exchange Ratio or the number of shares of WaFd Common Stock received by holders of EverBank Common Stock in exchange for each share of EverBank Common Stock, (b) adversely affect the Tax treatment of holders of EverBank Common Stock or WaFd Common Stock pursuant to this Agreement, (c) adversely affect the Tax treatment of EverBank or WaFd pursuant to this Agreement or (d) materially impede or delay the consummation of the transactions contemplated by this Agreement in a timely manner.  The parties agree to reflect any such change in an appropriate amendment to this Agreement executed by both parties in accordance with Section 9.2.

6.15      Takeover Restrictions.  Each party and its Subsidiaries shall not take any action that would cause any Takeover Restriction to become applicable to this Agreement, the Merger, or any of the other transactions contemplated hereby, and each party and its Subsidiaries shall take all necessary steps to exempt (or ensure the continued exemption of) the Merger and the other transactions contemplated hereby from any applicable Takeover Restriction now or hereafter in effect.  If any Takeover Restriction may become, or may purport to be, applicable to the transactions contemplated hereby, each party will grant such approvals and take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any Takeover Restriction on any of the transactions contemplated by this Agreement, including, if necessary, challenging the validity or applicability of any such Takeover Restriction.

6.16       Litigation and Claims.  Each of WaFd and EverBank shall, to the extent permitted by applicable law, promptly notify the other party in writing of any action, arbitration, audit, hearing, investigation, litigation, suit, subpoena or summons issued, commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator pending or, to the knowledge of WaFd or EverBank, as applicable, threatened against WaFd, EverBank or any of their respective Subsidiaries that (a) questions or would reasonably be expected to question the validity of this Agreement, the Bank Merger Agreement or the other agreements contemplated hereby or thereby or any actions taken or to be taken by WaFd, EverBank, or their respective Subsidiaries with respect hereto or thereto, or (b) seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

6.17        Assumption of Debt.  Effective at the Effective Time or at the effective time of the Bank Merger for any debt and other obligations of EverBank or WaFd Bank under the indentures and agreements set forth on Section 6.17 of the EverBank Disclosure Schedule or Section 6.17 of the WaFd Disclosure Schedule, as applicable, WaFd or EverBank, N.A., respectively, shall assume the due and punctual performance and observance of the covenants to be performed by EverBank or WaFd Bank, respectively, and the due and punctual payment of the principal of (and premium, if any) and interest on, the notes and other obligations governed thereby, to the extent set forth in such indentures and agreements.  In connection therewith, (a) WaFd and EverBank shall, and shall cause WaFd Bank and EverBank, N.A. respectively to, cooperate and use reasonable best efforts to execute and deliver any supplemental indentures required by the applicable indentures and other agreements and (b) WaFd shall, and shall cause WaFd Bank to, and EverBank shall, and shall cause EverBank, N.A. to, use commercially reasonable efforts to execute and deliver any officer’s certificates or other documents, and the parties hereto shall cooperate and use commercially reasonable efforts to provide any opinion of counsel to the trustee thereof, in each case, required to make such assumption effective as of the Effective Time or the effective time of the Bank Merger, as applicable.

6.18        Certain Tax Matters.

(a)         Neither WaFd nor EverBank shall, nor shall they permit their respective Subsidiaries to, take any action or knowingly fail to take any action, which act or failure to act would prevent or impede, or could reasonably be expected to prevent or impede, the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, and each of WaFd and EverBank shall, and shall cause their respective Subsidiaries to, use its reasonable best efforts to cause the Merger to so qualify.  WaFd shall comply with the recordkeeping and information reporting requirements set forth in Treasury Regulation Section 1.368-3.

(b)         Each of WaFd and EverBank shall (i) use reasonable best efforts to obtain the WaFd Tax Opinion and EverBank Tax Opinion, respectively and (ii) upon request by the other, use reasonable best efforts and reasonably cooperate with one another in connection with the issuance of the EverBank Tax Opinion and the WaFd Tax Opinion.  In connection with the foregoing, each of WaFd and EverBank shall deliver to each Tax Counsel, upon request therefor, certificates (dated as of the necessary dates and signed by an authorized officer of WaFd or EverBank, as applicable) containing appropriate certifications, representations, warranties and covenants in form and substance reasonably satisfactory to each such Tax Counsel.  Each of WaFd and EverBank shall not take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action that would cause to be untrue) any of the certifications, representations, warranties and covenants included in such certificates.

(c)          At or prior to Closing, EverBank shall deliver to WaFd (x) a duly executed certificate in accordance with Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), certifying that EverBank was not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, and (y) a notice to the IRS in accordance with Treasury Regulations Section 1.897-2(h)(2), together with written authorization for WaFd to deliver such notice to the IRS on behalf of EverBank after the Closing.

6.19        Governance Matters.

(a)          Prior to the Effective Time, WaFd shall take all actions necessary to adopt the WaFd Bylaw Amendment and to effect the requirements referenced therein that are to be effected at the Effective Time. Effective as of the Effective Time, in accordance with the WaFd Bylaw Amendment, the number of directors that will comprise the full Board of Directors of the Surviving Corporation and the full Board of Directors of EverBank, N.A. shall each be thirteen (13).  Of the members of the initial Board of Directors of the Surviving Corporation and of the initial Board of Directors of EverBank, N.A. as of the Effective Time, seven (7) shall be designated by EverBank and shall include Robert Radway and Greg Seibly (collectively, the “Initial EverBank Directors”) and six (6) shall be designated WaFd and shall include Brent Beardall (collectively, the “Initial WaFd Directors”), in each case, subject to meeting the director qualification and eligibility criteria of the Nominating and Corporate Governance Committee of each of the Board of Directors of WaFd and Board of Directors of EverBank, N.A..  Effective as of the Effective Time, the seven (7) Initial EverBank Directors, on the one hand, and the six (6) Initial WaFd Directors, on the other hand, shall be as nearly evenly as possible apportioned among the different classes of the Board of Directors of the Surviving Corporation such that each class of the Board of Directors shall consist of two (2) Legacy WaFd Directors and at least two (2) Legacy EverBank Directors.  From and after the Effective Time through the fourth anniversary of the Effective Time, any vacancy on the Board of Directors of the Surviving Corporation or EverBank, N.A. shall be filled in accordance with the terms of the WaFd Bylaw Amendment.

(b)         Effective as of the Effective Time, (a) Mr. Robert Radway shall serve as the Chairman of the Board of Directors of the Surviving Corporation and of the Board of Directors of EverBank, N.A., (b) Mr. Greg Seibly shall serve as Chief Executive Officer of the Surviving Corporation and EverBank, N.A. and as a member of the Board of Directors of the Surviving Corporation and of the Board of Directors of EverBank, N.A. and (c) Mr. Brent Beardall shall serve as President of the Surviving Corporation and EverBank, N.A. and as a member of the Board of Directors of the Surviving Corporation and of the Board of Directors of EverBank, N.A..

(c)          The bylaws of EverBank, N.A. in effect as of the effective time of the Bank Merger shall be consistent in all respects with the foregoing provisions of this Section 6.19.

(d)          WaFd shall take all such actions as may be required to cause the corporate name of the Surviving Corporation to be changed to “EverBank Financial Corp” effective immediately following the Effective Time.

6.20       Certain Finance and Reimbursement Matters.  EverBank and WaFd shall take the actions set forth on Section 6.20 of the WaFd Disclosure Schedule.

ARTICLE VII

CONDITIONS PRECEDENT

7.1          Conditions to Each Party’s Obligation to Effect the Merger.  The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a)          Stockholder Approval.  EverBank Stockholder Approval and the WaFd Stockholder Approval shall have been obtained.

(b)          Stock Exchange Listing.  The shares of WaFd Common Stock that shall be issuable pursuant to this Agreement shall have been authorized for listing on the WaFd Stock Exchange, subject to official notice of issuance.

(c)          No Injunctions or Restraints; Illegality.  No order, injunction or decree issued by any court or Governmental Entity of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger, the Bank Merger or any of the other transactions contemplated by this Agreement shall be in effect.  No law, statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits or makes illegal consummation of the Merger, the Bank Merger or any of the other transactions contemplated by this Agreement.

(d)         Regulatory Approvals.  (i) All regulatory authorizations, consents, orders, approvals or waiver of prior approvals from (or notices to) the Federal Reserve Board and the Office of the Comptroller of the Currency and the State of Washington shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (such approvals and the expiration of such waiting periods being referred to herein as the “Requisite Regulatory Approvals”) and (ii) no such Requisite Regulatory Approval shall have resulted in the imposition of any Materially Burdensome Regulatory Condition.

7.2          Conditions to Obligations of WaFd.  The obligation of WaFd to effect the Merger is also subject to the satisfaction, or waiver by WaFd, at or prior to the Effective Time, of the following conditions:

(a)          Representations and Warranties.  The representations and warranties of EverBank set forth in (i) Sections 3.2(a) and 3.8(a) (in each case after giving effect to the lead-in to Article III) shall be true and correct (other than, in the case of Section 3.2(a), such failures to be true and correct as are de minimis) in each case as of the date of this Agreement and the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, in which case as of such earlier date), and (ii) Sections 3.1(a), 3.1(b) (with respect to EverBank, N.A. only), 3.2(b), 3.2(c) (with respect to EverBank, N.A. only), and 3.3(a) (in each case, after giving effect to the lead-in to Article III) shall be true and correct in all material respects as of the date of this Agreement and the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, in which case as of such earlier date).  All other representations and warranties of EverBank set forth in this Agreement (read without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties but, in each case, after giving effect to the lead-in to Article III) shall be true and correct in all respects as of the date of this Agreement and the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, in which case as of such earlier date); provided, however, that for purposes of this sentence, such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, either individually or in the aggregate, and without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties, has had or would reasonably be expected to have a Material Adverse Effect on EverBank or the Surviving Corporation.

(b)          Performance of Obligations of EverBank.  EverBank shall have performed in all material respects the obligations, covenants and agreements required to be performed by it under this Agreement at or prior to the Closing Date.

(c)          Tax Opinion.  WaFd shall have received the opinion of Simpson Thacher and Bartlett LLP, or, if Simpson Thacher and Bartlett LLP  is unable, or declines, to deliver such opinion, of such other tax counsel of nationally recognized standing as determined by WaFd and that is reasonably acceptable to EverBank (“WaFd Tax Counsel”), in form and substance reasonably satisfactory to WaFd, dated as of the Closing Date, to the effect that, on the basis of facts, representations, warranties and assumptions set forth or referred to in such opinion, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (the “WaFd Tax Opinion”).  In rendering such opinion, WaFd Tax Counsel may require and rely upon the certificates that shall be provided to it by each of WaFd and EverBank pursuant to Section  6.18(b).

(d)          Officer’s Certificate.  WaFd shall have received a certificate signed on behalf of EverBank by its Chief Executive Officer or Chief Financial Officer stating that the conditions specified in Sections 7.2(a) and 7.2(b) have been satisfied.

7.3          Conditions to Obligations of EverBank.  The obligation of EverBank to effect the Merger is also subject to the satisfaction or waiver by EverBank at or prior to the Effective Time of the following conditions:

(a)          Representations and Warranties.  The representations and warranties of WaFd set forth in (i) Sections 4.2(a) and 4.9(a) (in each case, after giving effect to the lead-in to Article IV) shall be true and correct (other than, in the case of Section 4.2(a), such failures to be true and correct as are de minimis) in each case as of the date of this Agreement and the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, in which case as of such earlier date), and (ii) Sections 4.1(a), 4.1(b) (with respect to WaFd Bank only), 4.2(c) (with respect to WaFd Bank only), and 4.3(a) (in each case, after giving effect to the lead-in to  Article IV) shall be true and correct in all material respects as of the date of this Agreement and the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, in which case as of such earlier date).  All other representations and warranties of WaFd set forth in this Agreement (read without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties but, in each case, after giving effect to the lead-in to Article IV) shall be true and correct in all respects as of the date of this Agreement and the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, in which case as of such earlier date); provided, however, that for purposes of this sentence, such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, either individually or in the aggregate, and without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties, has had or would reasonably be expected to have a Material Adverse Effect on WaFd.

(b)          Performance of Obligations of WaFd.  WaFd shall have performed in all material respects the obligations, covenants and agreements required to be performed by it under this Agreement at or prior to the Closing Date.

(c)           Officer’s Certificate.  EverBank shall have received a certificate signed on behalf of WaFd by its Chief Executive Officer or Chief Financial Officer stating that the conditions specified in Sections 7.3(a) and 7.3(b) have been satisfied.

(d)         Tax Opinion.  EverBank shall have received the opinion of Wachtell, Lipton, Rosen & Katz, or, if Wachtell, Lipton, Rosen & Katz is unable, or declines, to deliver such opinion, of such other tax counsel of nationally recognized standing as determined by EverBank and that is reasonably acceptable to WaFd (“EverBank Tax Counsel”), in form and substance reasonably satisfactory to EverBank, dated as of the Closing Date, to the effect that, on the basis of facts, representations, warranties and assumptions set forth or referred to in such opinion, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (the “EverBank Tax Opinion”).  In rendering such opinion, EverBank Tax Counsel may require and rely upon the certificates that shall be provided to it by each of WaFd and EverBank pursuant to Section 6.18(b).

ARTICLE VIII

TERMINATION AND AMENDMENT

8.1          Termination.  This Agreement may be terminated at any time prior to the Effective Time:

(a)          by mutual consent of WaFd and EverBank in a written instrument;

(b)         by either WaFd or EverBank if any Governmental Entity that must grant a Requisite Regulatory Approval has denied approval of the Merger or the Bank Merger and such denial has become final and nonappealable or any Governmental Entity of competent jurisdiction shall have issued a final nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger or the Bank Merger, unless the failure to obtain a Requisite Regulatory Approval shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the obligations, covenants and agreements of such party set forth herein;

(c)          by either WaFd or EverBank if the Merger shall not have been consummated on or before September 6, 2027 (the “Termination Date”); provided that (i) (x) if all conditions to Closing set forth in Article VII have been satisfied or waived, as applicable (other than those conditions that by their nature are to be satisfied at the Closing, provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date) on a date that occurs on or prior to the Termination Date but (y) the Closing would thereafter occur in accordance with Section 1.2 on a date (the “Specified Date”) that occurs within five (5) business days after such Termination Date, then the Termination Date shall automatically be extended to such Specified Date and the Specified Date shall become the Termination Date for purposes of this Agreement; and (ii) the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to a party if the failure of the Closing to occur by such date shall be due to the failure of such party to perform or observe the obligations, covenants and agreements of such party set forth herein;

(d)         by either WaFd or EverBank (provided that the terminating party is not then in material breach of any representation, warranty, obligation, covenant or other agreement contained herein) if there shall have been a breach of any of the obligations, covenants or agreements or any of the representations or warranties (or any such representation or warranty shall cease to be true) set forth in this Agreement on the part of EverBank, in the case of a termination by WaFd, or WaFd, in the case of a termination by EverBank, which breach or failure to be true, either individually or in the aggregate, with all other breaches by such party (or failures of such representations or warranties to be true), would constitute, if occurring or continuing on the Closing Date, the failure of a condition set forth in Section 7.2, in the case of a termination by WaFd, or Section 7.3, in the case of a termination by EverBank, and which is not cured by the earlier of the Termination Date and forty-five (45) days following written notice to EverBank, in the case of a termination by WaFd, or WaFd, in the case of a termination by EverBank, or by its nature or timing cannot be cured during such period;

(e)          by EverBank prior to the WaFd Approval Time in the event that (i) WaFd materially breaches Section 6.4 or (ii) the Board of Directors of WaFd makes an WaFd Adverse Recommendation Change;

(f)           by either EverBank or WaFd if the WaFd Meeting (including any adjournments or postponements thereof) shall have concluded and the WaFd Stockholder Approval shall not have been obtained; or

(g)          by WaFd, if EverBank has not delivered the EverBank Written Consent to WaFd within twenty-four (24) hours following the date hereof.

The party desiring to terminate this Agreement pursuant to clause (b), (c), (d),(e), (f) or (g) of this Section 8.1 shall give written notice of such termination to the other party in accordance with Section 9.5, specifying the provision or provisions hereof pursuant to which such termination is effected.

8.2          Effect of Termination.

(a)          In the event of termination of this Agreement by either WaFd or EverBank as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, and none of WaFd, EverBank, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that (i) Section 6.2(b), Section 6.13, Section 6.20 this Section 8.2 and Article IX shall survive any termination of this Agreement, and (ii) notwithstanding anything to the contrary contained in this Agreement, neither WaFd nor EverBank shall be relieved or released from any liabilities or damages arising out of its fraud or Willful Breach of any provision of this Agreement occurring prior to termination.  “Willful Breach” shall mean a material breach of, or material failure to perform any of the covenants or other agreements contained in this Agreement, that is a consequence of an act or failure to act by the breaching or non-performing party with actual knowledge that such party’s act or failure to act would, or would reasonably be expected to, result in or constitute such breach of or such failure of performance under this Agreement.

(b)           If this Agreement is terminated:

(i)            by EverBank pursuant to Section 8.1(e) or by EverBank or WaFd pursuant to Section 8.1(f) at a time when this Agreement was terminable by EverBank pursuant to Section 8.1(e); or

(ii)         by EverBank or WaFd pursuant to Section 8.1(f) or Section 8.1(c) without the WaFd Stockholder Approval having been obtained or by EverBank pursuant to Section 8.1(d) and, in either case (A) prior to the time of such termination, a bona fide Acquisition Proposal shall have been publicly disclosed or announced (in each case, and not publicly withdrawn) or made known to the senior management or Board of Directors of WaFd (in each case, and not withdrawn), or any person or group shall have publicly announced (in each case, and not publicly withdrawn) an intention to make an Acquisition Proposal and (B) on or prior to the first anniversary of such termination of this Agreement (1) a transaction with respect to an Acquisition Proposal is consummated or (2) a definitive agreement providing for a transaction with respect to any Acquisition Proposal is entered into by WaFd; provided that, for purposes of this Section 8.2(b)(ii), all references in the definition of Acquisition Proposal to “20%” shall instead refer to “50%”;

then, in each case, WaFd shall pay to EverBank (or a person designated by EverBank) in cash at the time specified in the following sentence, a fee in the amount of $101,060,629 (the “Termination Fee”). The Termination Fee shall be payable as follows: (i) in the case of Section 8.2(b)(i), in the event the Termination Fee is payable in connection with a termination of this Agreement (A) by EverBank, within two (2) business days of such termination and (B) by WaFd, substantially concurrently with, and as a condition to, such termination, and (ii) in the event the Termination Fee is payable under Section 8.2(b)(ii), substantially concurrently with, and as a condition to, the earlier of the consummation of the applicable transaction and the entry into a definitive agreement with respect to the applicable transaction.  Any payment of the Termination Fee shall be made by wire transfer of immediately available funds to an account designated in writing by EverBank. In no event shall WaFd be obligated to pay the Termination Fee on more than one occasion. Any amount not paid when due pursuant to this Section 8.2 shall bear interest from the date such amount is due until the date paid at a rate equal to the prime rate as published in The Wall Street Journal in effect on the date of such payment.

(c)         WaFd acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, EverBank would not enter into this Agreement; accordingly, if WaFd fails promptly to pay the amount due pursuant to this Section  8.2, and, in order to obtain such payment, EverBank commences a suit which results in a judgment against WaFd for the Termination Fee or any portion thereof, WaFd shall pay the costs and expenses of EverBank (including reasonable attorneys’ fees and expenses) in connection with such suit. In addition, if WaFd fails to pay the amounts payable pursuant to this Section  8.2, then WaFd shall pay interest on such overdue amounts (for the period commencing as of the date that such overdue amount was originally required to be paid and ending on the date that such overdue amount is actually paid in full) at a rate per annum equal to the “prime rate” (as published in The Wall Street Journal) on the date on which such payment was required to be made for the period commencing as of the date that such overdue amount was originally required to be paid.  The amounts payable by WaFd pursuant to Section 8.2(b) and this Section 8.2(c), constitute liquidated damages and not a penalty, and, except in the case of fraud or Willful Breach, shall be the sole monetary remedy of EverBank in the event of a termination of this Agreement specified in such applicable section.

ARTICLE IX

GENERAL PROVISIONS

9.1          Nonsurvival of Representations, Warranties and Agreements.  None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement (other than the Confidentiality Agreement, which shall survive in accordance with its terms) shall survive the Effective Time, except for Section 6.9 and for those other covenants and agreements contained herein and therein which by their terms apply or are to be performed in whole or in part after the Effective Time.

9.2         Amendment.  Subject to compliance with applicable law, this Agreement may be amended by the parties hereto at any time before or after the receipt of EverBank Stockholder Approval or the WaFd Stockholder Approval; provided, however, that after the receipt of EverBank Stockholder Approval or the WaFd Stockholder Approval, there may not be, without further approval of such stockholders of EverBank or WaFd, as applicable, any amendment of this Agreement that requires such further approval under applicable law.  This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each of the parties.

9.3         Extension; Waiver.  At any time prior to the Effective Time, the parties hereto may, to the extent legally allowed, extend the time for the performance of any of the obligations or other acts of the other party hereto, waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto, and waive compliance with any of the agreements or satisfaction of any conditions for its benefit contained herein; provided, however, that after the receipt of EverBank Stockholder Approval or the WaFd Stockholder Approval, there may not be, without further approval of such stockholders of EverBank or WaFd, as applicable, any extension or waiver of this Agreement or any portion thereof that requires such further approval under applicable law.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

9.4          Expenses.  Except as otherwise expressly provided in this Agreement, including in Section 8.2, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.  Except as set forth in Section 2.2(c), subject to the occurrence of the Closing, WaFd will pay or cause to be paid all transfer (including real estate transfer), stamp and documentary Taxes imposed on WaFd, EverBank, the Surviving Corporation or their respective Subsidiaries as a result of the consummation of the Merger.

9.5         Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e-mail (provided that no notice is received by the e-mail sender within twelve (12) hours thereafter indicating that such e-mail was undeliverable or otherwise not delivered), (b) on the first (1st) business day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth (5th) business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to EverBank, to:

EverBank Financial Corp
301 West Bay Street, 25 Floor
Jacksonville, Florida 32202

Attention:	Mark Baum

E-mail:	[REDACTED]@EverBank.com

With a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 W. 52nd Street
New York, NY  10019

Attention:	Edward D. Herlihy
Mark F. Veblen
Steven R. Green

E-mail:	EDHerlihy@wlrk.com
MFVeblen@wlrk.com
SRGreen@wlrk.com

and

if to WaFd, to:

WaFd, Inc.
425 Pike Street
Seattle, WA 98101

Attention:	Brent J. Beardall,
President and Chief Executive Officer

E-mail:	legal@wafd.com

With a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

Attention:	Lee Meyerson
Ravi Purushotham
Louis Argentieri

Email:	lmeyerson@stblaw.com
rpurushotham@stblaw.com
louis.argentieri@stblaw.com

9.6         Interpretation.  The parties have participated jointly in negotiating and drafting this Agreement.  In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.  When a reference is made in this Agreement to “Articles,” “Sections,” “Exhibits” or “Schedules,” such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The word “or” shall not be exclusive.  References to “the date hereof” shall mean the date of this Agreement.  As used in this Agreement, the “knowledge of EverBank” means the actual knowledge of any of the officers of EverBank listed on Section 9.6 of the EverBank Disclosure Schedule, and the “knowledge of WaFd” means the actual knowledge of any of the officers of WaFd listed on Section 9.6 of the WaFd Disclosure Schedule.  As used herein, (a) “business day” means any day other than a Saturday, a Sunday or a day on which banks in New York are authorized by law or executive order to be closed, (b) the term “person” means any individual, corporation (including not‑for‑profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature, (c) an “affiliate” of a specified person is any person that directly or indirectly controls, is controlled by, or is under common control with, such specified person; provided that in no event shall any portfolio company of any investment fund affiliated with any stockholder of EverBank (each, a “Holder” and, collectively, the “Holders”) be considered to be an affiliate of EverBank or any of its Subsidiaries or of (except for purposes of Section 9.15, Section 9.16 and Section 9.17) any Holder, (d) the term “made available” means any document or other information that was (i) provided by one party or its representatives to the other party and its representatives at least one (1) business day prior to the date hereof, (ii) included in the virtual data room of a party at least one (1) business day prior to the date hereof or (iii) filed by a party with the SEC and publicly available on EDGAR at least one (1) business day prior to the date hereof, (e) references to a party’s “stockholders” shall mean, in the case of WaFd, its shareholders, and in the case of EverBank, its stockholders, (f) “ordinary course” and “ordinary course of business” with respect to either party, means conduct consistent with the normal day-to-day customs, practices and procedures of such party. The EverBank Disclosure Schedule and the WaFd Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement.  All references to “dollars” or “$” in this Agreement are to United States dollars.  This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable law.  No disclosure, representation or warranty shall be required to be made (or any other action taken) pursuant to this Agreement that would involve the disclosure of confidential supervisory information (including confidential supervisory information as defined in 12 C.F.R. § 261.2(b) and as identified in 12 C.F.R. § 309.6) of a Governmental Entity by any party hereto to the extent prohibited by applicable law, and, to the extent legally permissible, appropriate substitute disclosures or actions shall be made or taken under circumstances in which the limitations of this sentence apply.

9.7          Counterparts.  This Agreement may be executed in counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

9.8          Entire Agreement.  This Agreement (including the EverBank Disclosure Schedule, WaFd Disclosure Schedule and other documents and the instruments referred to herein), together with the Confidentiality Agreement, constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

9.9          Governing Law; Jurisdiction.

(a)          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the law of any other state (except that matters relating to the fiduciary duties of the Board of Directors of WaFd shall be governed by the laws of the State of Washington).

(b)         Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding, except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the federal court of the United States of America sitting in Delaware, and any appellate court from any thereof; (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the federal court of the United States of America sitting in Delaware, and any appellate court from any thereof; (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts; and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Each party to this Agreement irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 9.9 in the manner provided for notices in Section 9.5. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.

9.10       Waiver of Jury Trial.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING THE MERGER. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.

9.11       Assignment; Third-Party Beneficiaries.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party.  Any purported assignment in contravention hereof shall be null and void.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.  Except as otherwise specifically provided in Section 6.9,  Section 9.15, Section 9.16 and Section 9.17, this Agreement (including the documents and instruments referred to herein) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.  The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties.  Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other person.  In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto.  Consequently, persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date hereof or as of any other date.  Except as provided in Section 6.9, notwithstanding any other provision in this Agreement to the contrary, no consent, approval or agreement of any third-party beneficiary will be required to amend, modify or waive any provision of this Agreement.

9.12       Specific Performance.  The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached.  Accordingly, the parties shall be entitled to specific performance of the terms of this Agreement, including an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including the parties’ obligation to consummate the Merger), in addition to any other remedy to which they are entitled at law or in equity.  Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.

9.13       Severability.  Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

9.14       Delivery by Electronic Transmission.  This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by e‑mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No party hereto or to any such agreement or instrument shall raise the use of e‑mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through e‑mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

9.15        Privileged Matters; Conflicts Waiver.

(a)         WaFd, on behalf of itself and its affiliates (including, following the Closing, the Surviving Corporation and its Subsidiaries) (collectively, the “WaFd Related Parties”), hereby waives, and agrees not to allege, any claim that Wachtell, Lipton, Rosen & Katz (the “Identified Counsel”) has a conflict of interest or is otherwise prohibited from representing the Holders or their representatives (collectively, the “Holder Related Parties”) in any post-Closing matter or dispute with any of the WaFd Related Parties related to or involving this Agreement (including the negotiation hereof or the transactions contemplated hereby, even though the interests of one or more of the Holder Related Parties in such matter or dispute may be directly adverse to the interests of one or more of the WaFd Related Parties and even though the Identified Counsel may have represented EverBank in a matter substantially related to such matter or dispute).

(b)         WaFd, on behalf of itself and all other WaFd Related Parties, acknowledges and agrees that EverBank’s attorney-client privilege, attorney work product protection and expectation of client confidence involving the transactions contemplated by this Agreement (but not general business matters of EverBank, to the extent they are governed by Section 9.15(c)), and all information and documents covered by such privilege, protection or expectation shall be retained and controlled by the Holders and their affiliates, and may be waived only with the written consent of each Holder. WaFd acknowledges and agrees that (i) the foregoing attorney-client privilege, work product protection and expectation of client confidence shall not be controlled, owned, used, waived or claimed by WaFd or the Surviving Corporation upon consummation of the Closing; and (ii) in the event of a dispute between WaFd or any of its affiliates (including the Surviving Corporation and its Subsidiaries following the Closing), on the one hand, and a third party, on the other hand, or any other circumstance in which a third party requests or demands that the Surviving Corporation produce privileged materials or attorney work product of the Holders or their affiliates, WaFd shall cause the Surviving Corporation to assert such attorney-client privilege to prevent disclosure of privileged materials or attorney work product to such third party; provided that the Surviving Corporation may not waive such privilege without the prior written consent of a majority (by shareholders in EverBank) of the Holders.

(c)         WaFd acknowledges and agrees that the attorney-client privilege, attorney work product protection and expectation of client confidence involving general business matters of EverBank arising prior to the Closing that belong to both the Holders and their affiliates, on the one hand, and EverBank, on the other hand, shall be subject to a joint privilege and protection between such parties, which parties shall have equal right to assert all such joint privilege and protection and no such joint privilege or protection may be waived by (i) any Holder or its affiliates without the prior written consent of EverBank; or (ii) by the Surviving Corporation without the prior written consent of each Holder.

(d)          This Section 9.15 is for the benefit of the Holders, the Holder Related Parties and the Identified Counsel, and the Holder Related Parties and the Identified Counsel are express third party beneficiaries of this Section 9.15.  This Section 9.15 shall be irrevocable, and no term of this Section 9.15 may be amended, waived or modified, except in accordance with Section 9.2 or Section 9.3, as the case may be, and with the prior written consent of the Holder Related Party affected thereby and the Identified Counsel, as applicable.  This Section 9.15 shall survive the Closing and shall remain in effect indefinitely.

9.16       No Recourse.  All claims, obligations, liabilities, or causes of action (whether at law, in equity, in contract, in tort or otherwise) that may be based on, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the parties that are expressly identified in the preamble to this Agreement (the “Contracting Parties”).  No person who is not a Contracting Party, including any third party beneficiary pursuant to Section 9.11, any affiliate of any Contracting Party and any of their respective former, current or future direct or indirect general or limited partners, stockholders, managers, management companies, portfolio companies, equity holders, controlling persons, members, agents, incorporators, trustees or representatives of, and any advisor or lender to, any of the foregoing (collectively, the “Non-Party Affiliates”), shall have any liability (whether in law or in equity, whether in contract or in tort or otherwise) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to, this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach, including any alleged non-disclosure or misrepresentations made by any such person or as a result of the use or reliance on any information, documents or materials made available by or on behalf of any such person, and, to the maximum extent permitted by law, each Contracting Party hereby waives and releases all claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach against any such Non-Party Affiliates.  The parties agree that the Non-Party Affiliates are express third party beneficiaries of this Section 9.16.

9.17       Release.  Effective as of the Closing, except for any rights or obligations under this Agreement, WaFd, on behalf of itself and each of its Subsidiaries (including the Surviving Corporation and its Subsidiaries following the Closing) and each of its and their respective past, present or future officers, directors, employees, agents, general or limited partners, managers, management companies, members, stockholders, equityholders, controlling persons, representatives or affiliates, or any heir, executor, administrator, successor or assign of any of the foregoing (each, a “Releasing Party” and, together, the “Releasing Parties”), hereby (subject to the provisions contained in this Section 9.17) irrevocably and unconditionally releases and forever discharges the Holders, any of their former, current or future affiliates (excluding the Surviving Corporation and its Subsidiaries), or any of their or their affiliates’ respective former, current or future direct or indirect general or limited partners, stockholders, managers, management companies, portfolio companies, equity holders, controlling persons, members, agents, incorporators, trustees or representatives, or representatives of any of the foregoing (including the Identified Counsel and any managers, directors, or officers of EverBank or any of its Subsidiaries appointed by any of the Holders) (each, a “Released Party” and, together, the “Released Parties”), respectively, from the Released Matters.  From and after the Closing, no Releasing Party shall bring any action against any Released Party, whether in law or in equity, in contract, tort or otherwise, with respect to any of the rights or claims waived and released by the Releasing Parties hereunder.  WaFd, on behalf of itself and each WaFd Releasing Party, hereby represents that it has not voluntarily or involuntarily assigned or transferred or purported to assign or transfer to any person any Released Matters.  The invalidity or unenforceability of any part of this Section 9.17 shall not affect the validity or enforceability of the remainder of this Section 9.17, which shall remain in full force and effect.  The parties agree that the Released Parties are express third party beneficiaries of this Section 9.17. For the purposes of this Agreement, “Released Matters” means any and all actions, causes of action, executions, judgments, duties, debts, dues, accounts and claims and demands whatsoever, whether in law or in equity (whether based upon contract, tort or otherwise and whether absolute or contingent, liquidated or unliquidated, known or unknown, determined, determinable or otherwise), which the Releasing Parties may have against each of the Released Parties, now or in the future, in each case in respect of any cause, matter or thing to the extent arising from its direct or indirect ownership of any equity interest in EverBank or any of its Subsidiaries, including the operation of EverBank and its Subsidiaries’ respective businesses, the relationship of any of the Holders or their respective affiliates with EverBank or its Subsidiaries or any actions taken or failed to be taken by any of the Released Parties in any such capacity, in each case occurring or arising on or prior to the Closing Date, in each case, excluding (i) in the case of any Person who is an officer, employee or service provider of EverBank or its Subsidiaries, any rights or claims relating to such Person’s engagement or employment by EverBank or its Subsidiaries, (ii) claims for fraud (whether based on common law, statute or otherwise), willful misconduct or gross negligence, (iii) rights or claims under this Agreement, the Shareholders Agreement or any other agreements enter into in connection with the transactions contemplated herein or (iv) rights or claims under commercial agreements or arrangements entered into in the ordinary course of business.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

EVERBANK FINANCIAL CORP

By:	/s/ Greg Seibly
Name: Greg Seibly
Title: Chief Executive Officer

WAFD, INC.

By:	/s/ Brent Beardall
Name: Brent Beardall
Title: President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

ARTICLES OF AMENDMENT

TO

THIRD RESTATED ARTICLES OF INCORPORATION

OF

WAFD, INC.

Pursuant to the provisions of the Washington Business Corporation Act (RCW Title 23B), WaFd, Inc. (the “Corporation”) adopts the following Articles of Amendment to its Third Restated Articles of Incorporation (the “Articles”).

First: The name of the corporation is WaFd, Inc.

Second: The following amendment to the Third Restated Articles of Incorporation of the Corporation was adopted on September 6, 2026, by the Board of Directors of the Corporation pursuant to RCW 23B.06.020 and RCW 23B.10.020. Shareholder approval was not required. This amendment is effective upon filing with the Secretary of State of the State of Washington.

Third: Article 3 of the Third Restated Articles of Incorporation of the Corporation is hereby amended by adding the following as new Article 3B setting forth the terms for a new series of preferred stock with the designation, preferences, limitations, and relative rights set forth below:

Article 3B. Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B

Part 1.    Designation and Number of Shares. Of the authorized and unissued shares of preferred stock, a series of preferred stock has been designated as the “Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B” (hereinafter called “Series B Preferred Stock”). The authorized number of shares of Series B Preferred Stock shall be 675,000 shares, $1.00 par value per share, having a liquidation preference of $1,000 per share. The number of shares constituting Series B Preferred Stock may be increased from time to time in accordance with law up to the maximum number of shares of preferred stock authorized to be issued under the Restated Charter of the Corporation, as amended, less all shares at the time authorized of any other series of preferred stock, and any such additional shares of Series B Preferred Stock would form a single series with the Series B Preferred Stock. Shares of Series B Preferred Stock will be dated the original issue date. Shares of outstanding Series B Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation, or converted into another series of preferred stock, shall be cancelled and shall revert to authorized but unissued shares of preferred stock undesignated as to series.

Part 2.   Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of these Articles to the same extent as if such provisions had been set forth in full herein.

Part 3.    Definitions. The following terms are used in these Articles (including the Standard Provisions in Annex A hereto) as defined below:

a)          “Board” means the Board of Directors of the Corporation.

b)          “Common Stock” means the Common Stock, par value $1.00 per share, of the Corporation.

c)        “Corporation” means WaFd, Inc., a corporation organized and existing under the Washington Business Corporation Act of the State of Washington.

d)          “original issue date” means July 31, 2023.

e)          “Preferred Stock” means any and all series of preferred stock of the Corporation, including the Series B Preferred Stock.

f)          “Restated Charter” means the Third Restated Articles of Incorporation of the Corporation (as amended, restated, supplemented or otherwise modified from time to time).

g)        “Series A Preferred Stock” means the series of preferred stock of the Corporation, par value $1.00 per share, designated as the “4.875% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series A”.

h)         “Series B Preferred Stock” means the series of preferred stock of the Corporation, par value $1.00 per share, designated as the “Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B”.

Part 4.   Certain Voting Matters. Holders of shares of Series B Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Series B Preferred Stock are entitled to vote, including any action by written consent.

[Remainder of Page Intentionally Left Blank]

2

Annex A

STANDARD PROVISIONS

Section 1.             Definitions.

“adjustments” has the meaning set forth in Section 3(b).

“Affiliate” means, with respect to any specified Person, any other Person that, at the time of determination, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

“Business Day” means any weekday that is not a legal holiday in New York, New York and that is not a day on which banking institutions in New York, New York are closed.

“Clearstream” means Clearstream Banking, société anonyme, or any successor securities clearing agency.

“Code” has the meaning set forth in Section 9(c).

“Definitive Series B Certificate” means one or more certificates representing shares of Series B Preferred Stock registered in the name of the holder thereof and issued in accordance with Section 10, except that any such Definitive Series B Certificate shall not bear the Global Certificate Legend and shall not have a schedule of increases or decreases.

“dividend payment date” has the meaning set forth in Section 3(c).

“dividend period” has the meaning set forth in Section 3(a).

“dividend rate” has the meaning set forth in Section 3(a).

“DTC” means The Depository Trust Company.

“ERISA” has the meaning set forth in Section 9(c).

“Euroclear” means the Euroclear Clearance System or any successor securities clearing agency.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“first reset date” has the meaning set forth in Section 3(a).

“Global Certificate Legend” means the global certificate legend set forth in Annex C hereto, which is required to be placed on all Global Certificates issued under these Articles.

“Global Certificates” means one or more global certificates representing shares of Series B Preferred Stock registered in the name of the holder thereof that bears the Global Certificate Legend.

“H.15” has the meaning set forth in Section 3(b).

“junior securities” has the meaning set forth in Section 2(a).

“parity securities” has the meaning set forth in Section 2(b).

“Person” means any natural person, joint venture, general or limited partnership, corporation, limited liability company, trust, firm, association or organization or other legal entity.

“QIB” has the meaning set forth in Section 9(a).

“rate substitution event” has the meaning set forth in Section 3(b).

“Regulation S” has the meaning set forth in Section 9(a).

“Regulation S Global Certificate” has the meaning set forth in Section 10(c).

“Regulation S Shares” has the meaning set forth in Section 10(c).

“Regulatory Capital Treatment Event” means the good faith determination by the Corporation that, as a result of (1) any amendment to, or change (including any announced prospective change) in, the laws or regulations of the United States or any political subdivision of or in the United States that is enacted or becomes effective after the initial issuance of any share of the Series B Preferred Stock; (2) any proposed change in those laws or regulations that is announced or becomes effective after the initial issuance of any share of the Series B Preferred Stock; or (3) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws or regulations that is announced after the initial issuance of any share of the Series B Preferred Stock, there is more than an insubstantial risk that the Corporation will not be entitled to treat the full liquidation value of the shares of the Series B Preferred Stock then outstanding as “additional Tier I capital” (or its equivalent) for purposes of the capital adequacy guidelines of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) (or, as and if applicable, the capital adequacy guidelines or regulations of any successor appropriate federal banking regulator or agency), as then in effect and applicable, for as long as any share of the Series B Preferred Stock is outstanding.

“reference rate” has the meaning set forth in Section 3(b).

“replacement rate” has the meaning set forth in Section 3(b).

“Resale Restriction Termination Date” has the meaning set forth in Section 10(g).

“reset date” has the meaning set forth in Section 3(b).

“reset dividend determination date” has the meaning set forth in Section 3(b).

“reset period” has the meaning set forth in Section 3(b).

“Rule 144A” has the meaning set forth in Section 9(a).

“Rule 144A Global Certificate” has the meaning set forth in Section 10(b).

“Rule 144A Shares” has the meaning set forth in Section 10(b).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

“Series B Stock Certificate” means one or more certificates evidencing ownership of a share or shares of Series B Preferred Stock, which will exclusively be in the form of one or more Global Certificates as of the original issue date and may be represented by Definitive Series B Certificates only as provided in Section 10.

“Similar Law” has the meaning set forth in Section 9(c).

Section 2.            Ranking. The shares of Series B Preferred Stock shall rank:

(a)         senior, with respect to the payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation, to the Common Stock, and to any other class or series of capital stock of the Corporation now or hereafter authorized, issued or outstanding that, by its terms, does not expressly provide that it ranks pari passu with the Series B Preferred Stock as to dividends and upon liquidation, dissolution and winding up, as the case may be (such securities, “junior securities”).

(b)         on a parity, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, with the Series A Preferred Stock and any other class or series of capital stock of the Corporation now or hereafter authorized, issued or outstanding that, by its terms, expressly provides that it ranks pari passu with the Series B Preferred Stock with respect to the payment of dividends and distribution of assets upon liquidation, dissolution and winding up, as the case may be (such securities, “parity securities”).

(c)         The Corporation may authorize and issue additional shares of junior securities and parity securities without the consent of the holders of the Series B Preferred Stock.

Section 3.            Dividends.

(a)          Holders of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board or a duly authorized committee of the Board, out of assets legally available for the payment of dividends under applicable laws and regulations, including applicable capital adequacy guidelines, non-cumulative cash dividends for each quarterly dividend period (as defined below) based on the liquidation preference of the Series B Preferred Stock of $1,000 per share at the following dividend rates (as applicable, the “dividend rate”):

(i)          from the original issue date to, but excluding, August 15, 2028 (the “first reset date”) at a fixed rate per annum of 6.50%; and

(ii)         from and including the first reset date, during each reset period (as defined below), at a rate per annum equal to the five-year U.S. Treasury rate as of the most recent reset dividend determination date (as defined below) plus a spread of 2.36%.

A “dividend period” means the period from and including a dividend payment date (as defined below) to, but excluding, the next dividend payment date, except that the initial dividend period will commence on and include the original issue date of Series B Preferred Stock.

(b)         For any reset period beginning on or after the first reset date, the “five-year U.S. Treasury rate” will be determined by the calculation agent as the average of the yields on actively traded U.S. treasury nominal/ non-inflation-indexed securities adjusted to constant maturity, for five-year maturities, for the five Business Days preceding the applicable reset dividend determination date appearing (or, if fewer than five Business Days so appear, for such number of Business Days appearing) in the most recently published H.15 (as defined below) as of 5:00 p.m. (Eastern Time) on the applicable reset dividend determination date.

Notwithstanding the foregoing, if the Corporation or the Corporation’s designee (which may be an affiliate of the Corporation), after consulting with the Corporation, determines on the relevant reset dividend determination date that the then-current reference rate (which as of the original issue date of the Series B Preferred Stock is the five-year U.S. Treasury rate) cannot be determined in the manner then applicable for such reference rate (a “rate substitution event”), the Corporation or such designee, after consulting with the Corporation, may determine whether there is an industry-accepted successor rate to the then-current reference rate (such industry-accepted successor rate, the “replacement rate”). If the Corporation or such designee, after consulting with the Corporation, determines there is such a replacement rate, then the replacement rate will replace the then-current reference rate (as defined below) for all purposes relating to the Series B Preferred Stock (including the dividend rate) on such reset dividend determination date and thereafter. In addition, if a replacement rate is selected, the Corporation or the Corporation’s designee (which may be an affiliate the Corporation), after consulting with the Corporation, may then adopt and make changes to (i) the reset date (as defined below), the reset period (as defined below), the reset dividend determination date, the day count convention, the Business Day convention, the definition of Business Day and the rounding conventions to be used and (ii) any other relevant methodology or definition for calculating such replacement rate, including any spread or adjustment factor needed to make such replacement rate comparable to the then-current reference rate (which as of the original issue date of the Series B Preferred Stock is the five-year U.S. Treasury rate), in each case in a manner that is substantially consistent with industry-accepted practices for the use of such replacement rate (the “adjustments”). If the Corporation or the Corporation’s designee (which may be an affiliate the Corporation), after consulting with the Corporation, determines that there is no such replacement rate, then the reference rate for the applicable reset dividend determination date will be deemed to be the same rate determined for the prior reset dividend determination date or, in the case of the first reset dividend determination date, 6.50%.

As used herein, “H.15” means the daily statistical release designated as such, or any successor publication, published by the Federal Reserve or any successor, and “reference rate” means, initially, the five-year U.S. Treasury rate; provided that if a rate substitution event has occurred with respect to the five-year U.S. Treasury rate or the then-current reference rate, then “reference rate” means the applicable replacement rate.

A “reset date” means the first reset date and each date falling on the fifth anniversary of the preceding reset date. If any reset date falls on a date that is not a Business Day, such reset date will not be adjusted.

A “reset period” means the period from and including the first reset date to, but excluding, the next following reset date and thereafter each successive period from, and including, each reset date to, but excluding, the next following reset date.

A “reset dividend determination date” means, in respect of any reset period, the day falling three Business Days prior to the first day of such reset period.

In the event that the Corporation issues additional shares of Series B Preferred Stock after the original issue date, dividends on such shares will accrue from the original issue date if such shares are issued prior to the first dividend payment date and otherwise will accrue from the date on which such shares are issued (if it is a dividend payment date) or the dividend payment date next preceding the date on which such shares are issued.

(c)          If declared by the Board or a duly authorized committee of the Board, the Corporation will pay dividends on the Series B Preferred Stock quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, beginning on August 15, 2023 (each such date, a “dividend payment date”). If any date on which dividends would otherwise be payable is not a Business Day, then the dividend payment date will be the next Business Day without any adjustment to the amount of dividends paid.

(d)         Dividends will be payable to holders of record of Series B Preferred Stock as they appear on the Corporation’s stock register on the applicable record date, which shall be the 15th calendar day before the applicable dividend payment date, or such other record date, not exceeding 30 days before the applicable payment date, as shall be fixed by the Board or a duly authorized committee of the Board.

(e)         Dividends payable on the shares of Series B Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dollar amounts resulting from that calculation will be rounded to the nearest cent, with one-half cent being rounded upward. Dividends on the Series B Preferred Stock will cease to accrue on the redemption date, if any, unless the Corporation defaults in the payment of the redemption price of the shares of Series B Preferred Stock called for redemption.

(f)         The applicable dividend rate for each reset period from and including the first reset period will be determined by the calculation agent, as of the applicable reset dividend determination date. Promptly upon such determination, the calculation agent will notify the Corporation of the dividend rate for the reset period. Any calculation or determination by the calculation agent with respect to the dividend rate will be made in the calculation agent’s sole discretion and will be conclusive and binding absent manifest error.

(g)         Any determination, decision or selection that may be made by the Corporation or the Corporation’s designee (which may be an affiliate the Corporation), after consulting with the Corporation, pursuant to the provisions of the Series B Preferred Stock (including provisions relating to a rate substitution event, such as any determination with respect to tenor, rate or adjustment, or of the occurrence or non-occurrence of an event, circumstance or date, and any decision to take or refrain from taking any action or make or refrain from making any selection) will be made in the Corporation’s or such designee’s sole discretion, will be conclusive and binding absent manifest error and, notwithstanding anything to the contrary herein, shall become effective without consent from the holders of the Series B Preferred Stock or any other party.

(h)         Dividends on the Series B Preferred Stock will not be cumulative. If the Board or a duly authorized committee of the Board does not declare a dividend on the Series B Preferred Stock in respect of a dividend period, then no dividend shall be deemed to have accrued for such dividend period, be payable on the applicable dividend payment date or be cumulative, and the Corporation will have no obligation to pay any dividend for that dividend period, whether or not the Board or a duly authorized committee of the Board declares a dividend for any future dividend period with respect to the Series B Preferred Stock, the Corporation’s Common Stock, or any other class or series of the Corporation’s Preferred Stock.

(i)          During a dividend period, so long as any share of Series B Preferred Stock remains outstanding:

(1)         no dividend shall be declared or paid or set aside for payment, and no distribution shall be declared or made or set aside for payment, on any junior securities, other than (i) a dividend payable solely in junior securities or (ii) any dividend in connection with the implementation of a shareholders’ rights plan, or the redemption or repurchase of any rights under any such plan;

(2)         no shares of junior securities shall be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (i) as a result of a reclassification of junior securities for or into other junior securities, (ii) the exchange or conversion of one share of junior securities for or into another share of junior securities, (iii) through the use of the proceeds of a substantially contemporaneous sale of other shares of junior securities, (iv) purchases, redemptions or other acquisitions of shares of junior securities in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (v) purchases of shares of junior securities pursuant to a contractually binding requirement to buy junior securities existing prior to the preceding Series B Preferred Stock dividend period, including under a contractually binding stock repurchase plan, (vi) the purchase of fractional interests in shares of junior securities pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged, (vii) purchases or other acquisitions by any of the Corporation’s broker-dealer subsidiaries solely for the purpose of market making, stabilization or customer facilitation transactions in junior securities in the ordinary course of business, (viii) purchases by any of the Corporation’s broker-dealer subsidiaries of the Corporation’s capital stock for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary, or (ix) the acquisition by the Corporation or any of the Corporation’s subsidiaries of record ownership in junior securities for the beneficial ownership of any other persons (other than for the beneficial ownership by the Corporation or any of the Corporation’s subsidiaries), including as trustees or custodians), nor shall any monies be paid to or made available for a sinking fund for the redemption of any such securities by the Corporation; and

(3)         no shares of parity securities shall be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (i) pursuant to pro rata offers to purchase all, or a pro rata portion, of the Series B Preferred Stock and such parity securities, if any, (ii) as a result of a reclassification of parity securities for or into other parity securities, (iii) the exchange or conversion of parity securities for or into other parity securities or junior securities, (iv) through the use of the proceeds of a substantially contemporaneous sale of other shares of parity securities or junior securities, (v) purchases of shares of parity securities pursuant to a contractually binding requirement to buy parity securities existing prior to the preceding dividend period, including under a contractually binding stock repurchase plan, (vi) the purchase of fractional interests in shares of parity securities pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged, (vii) purchases or other acquisitions by any of the Corporation’s broker-dealer subsidiaries solely for the purpose of market making, stabilization or customer facilitation transactions in parity securities in the ordinary course of business, (viii) purchases by any of the Corporation’s broker-dealer subsidiaries of the Corporation’s capital stock for resale pursuant to an offering by the Corporations of such capital stock underwritten by such broker-dealer subsidiary, or (ix) the acquisition by the Corporation or any of the Corporation’s subsidiaries of record ownership in parity securities for the beneficial ownership of any other persons (other than for the beneficial ownership by the Corporation or any of the Corporation’s subsidiaries), including as trustees or custodians), nor shall any monies be paid to or made available for a sinking fund for the redemption of any such securities by the Corporation;

unless, in each case, the full dividends for the preceding dividend period on all outstanding shares of Series B Preferred Stock have been paid in full or declared and a sum sufficient for the payment thereof has been set aside for payment.

(j)          The Corporation will not declare or pay or set apart funds for the payment of dividends on any parity securities unless the Corporation has paid or set apart funds for the payment of dividends on the Series B Preferred Stock. When dividends are not paid in full upon the shares of Series B Preferred Stock and any parity securities, all dividends declared upon shares of Series B Preferred Stock and any parity securities will be declared on a proportional basis so that the amount of dividends declared per share will bear to each other the same ratio that accrued dividends for the Series B Preferred Stock, and accrued dividends, including any accumulations, on any parity securities, bear to each other for the then-current dividend period.

(k)         Subject to the foregoing, and not otherwise, dividends (payable in cash, stock or otherwise), as may be determined by the Board or a duly authorized committee of the Board, may be declared and paid on the Common Stock and any other class or any junior securities or parity securities from time to time out of any assets legally available for such payment, and the holders of Series B Preferred Stock shall not be entitled to participate in any such dividend.

(l)          Dividends on the Series B Preferred Stock will not be declared, paid or set aside for payment to the extent such act would cause the Corporation to fail to comply with applicable laws and regulations, including applicable capital adequacy regulations, rules, requirements, guidelines and policies established by the Office of the Comptroller of the Currency and/or the Federal Reserve.

Section 4.            Liquidation.

(a)         Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of Series B Preferred Stock are entitled to receive out of assets of the Corporation available for distribution to shareholders, after satisfaction of liabilities to creditors and subject to the rights of holders of any securities ranking senior to Series B Preferred Stock, before any distribution of assets is made to holders of Common Stock or any junior securities, a liquidating distribution in the amount of the liquidation preference of $1,000 per share plus any declared and unpaid dividends, without accumulation of any undeclared dividends. Holders of Series B Preferred Stock will not be entitled to any other amounts from the Corporation after they have received their full liquidating distribution.

(b)         In any such distribution, if the assets of the Corporation are not sufficient to pay the liquidation preferences plus declared and unpaid dividends in full to all holders of Series B Preferred Stock and all holders of any parity securities, the amounts paid to the holders of Series B Preferred Stock and to the holders of all parity securities will be paid pro rata in accordance with the respective aggregate liquidating distribution owed to those holders. If the liquidation preference plus declared and unpaid dividends has been paid in full to all holders of Series B Preferred Stock and any parity securities, the holders of the Corporation’s junior securities shall be entitled to receive all remaining assets of the Corporation according to their respective rights and preferences.

(c)         For purposes of this section, the merger or consolidation of the Corporation with any other entity, including a merger or consolidation in which the holders of Series B Preferred Stock receive cash, securities or property for their shares, or the sale, lease or exchange of all or substantially all of the assets of the Corporation for cash, securities or other property, shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 5.            Redemption.

(a)          Series B Preferred Stock is not subject to any mandatory redemption, sinking fund or other similar provisions. Series B Preferred Stock is not redeemable prior to the first reset date (August 15, 2028). On and after that date, Series B Preferred Stock will be redeemable at the option of the Corporation, in whole or in part, on any dividend payment date, at a redemption price equal to $1,000 per share, plus any declared and unpaid dividends. Holders of Series B Preferred Stock will have no right to require the redemption or repurchase of Series B Preferred Stock. Notwithstanding the foregoing, within 90 days following the occurrence of a Regulatory Capital Treatment Event, the Corporation, at its option, may redeem, at any time, all (but not less than all) of the shares of the Series B Preferred Stock at the time outstanding, at a redemption price equal to $1,000 per share, plus any declared and unpaid dividends, upon notice given as provided in Subsection (b) below.

(b)         If shares of Series B Preferred Stock are to be redeemed, the notice of redemption shall be sent to the holders of record of Series B Preferred Stock to be redeemed, sent not less than 30 days nor more than 60 days prior to the date fixed for redemption thereof (provided that, if the shares representing Series B Preferred Stock are held in book-entry form through DTC, the Corporation may give such notice in any manner permitted by DTC). Each notice of redemption will include a statement setting forth: (1) the redemption date; (2) the number of shares of Series B Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where the certificates evidencing shares of Series B Preferred Stock are to be surrendered for payment of the redemption price. On and after the redemption date, dividends will cease to accrue on shares of Series B Preferred Stock, and such shares of Series B Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, including rights described under Section 6, except the right to receive the redemption price plus any declared and unpaid dividends.

(c)          In case of any redemption of only part of the shares of Series B Preferred Stock at the time outstanding, the shares to be redeemed shall be selected (1) pro rata, (2) by lot or (3) in such other manner as the Board or any duly authorized committee of the Board may determine to be fair and equitable.

(d)         Any redemption of the Preferred Stock is subject to the Corporation’s receipt of any required prior approval by the Federal Reserve (or any successor appropriate federal banking regulator or agency) and to the satisfaction of any conditions set forth in the capital guidelines or regulations of the Federal Reserve (or any successor appropriate federal banking regulator or agency) applicable to redemption of the Preferred Stock.

Section 6.            Voting Rights.

(a)          Except as provided below or as expressly required by law, the holders of shares of Series B Preferred Stock shall have no voting power, and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of shares of capital stock, and shall not be entitled to call a meeting of such holders for any purpose, nor shall they be entitled to participate in any meeting of the holders of the Common Stock.

(b)         So long as any shares of Series B Preferred Stock remain outstanding, the affirmative vote or consent of the holders of at least two-thirds of all of the shares of Series B Preferred Stock at the time outstanding, voting separately as a class, shall be required to: (1) authorize or increase the authorized amount of, or issue shares of any class or series of stock ranking senior to the Series B Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation; (2) amend the provisions of the Restated Charter, as amended, so as to materially adversely affect the powers, preferences, privileges or rights of Series B Preferred Stock, taken as a whole, provided, however, that any increase in the amount of the authorized or issued shares of Series B Preferred Stock or authorized Common Stock or Preferred Stock or the creation and issuance, or an increase in the authorized or issued amount, of other series of Preferred Stock ranking equally with or junior to Series B Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) or the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the powers, preferences, privileges or rights of Series B Preferred Stock; and (3) consummate a binding share-exchange or reclassification involving the Series B Preferred Stock, or a merger or consolidation of the Corporation with or into another entity unless (i) the shares of the Series B Preferred Stock remain outstanding or are converted into or exchanged for preference securities of the new surviving entity or any entity controlling the surviving entity and (ii) the shares of the remaining Series B Preferred Stock or new preferred securities have terms that are, on the whole, not materially less favorable than the Series B Preferred Stock. The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Preferred Stock shall have been redeemed.

(c)          If the Corporation fails to pay, or declare and set apart for payment, dividends on outstanding shares of the Series B Preferred Stock for six quarterly dividend periods, whether or not consecutive, the number of directors on the Board shall be increased by two at the Corporation’s first annual meeting of the shareholders held thereafter, and at such meeting and at each subsequent annual meeting until continuous noncumulative dividends for at least one year on all outstanding shares of Series B Preferred Stock entitled thereto shall have been paid, in full, the holders of shares of Series B Preferred Stock shall have the right, voting as a class with holders of any other equally ranked series of Preferred Stock that have similar voting rights, to elect such two additional members of the Board, subject to any required governmental or regulatory approvals, to hold office for a term of one year; provided that the Board shall at no time include more than two additional directors elected by holders of Series B Preferred Stock and any other equally ranked series of Preferred Stock having similar voting rights, if any, voting together as one class. Upon such payment in full, the terms of the two additional directors so elected shall forthwith terminate, and the number of directors shall be reduced by two, and such voting right of the holders of shares of Series B Preferred Stock shall cease, subject to increase in the number of directors as described above and to revesting of such voting right in the event of each and every additional failure in the payment of dividends for six quarterly dividend periods, whether or not consecutive, as described above. In addition, if and when the rights of holders of Series B Preferred Stock terminate for any reason, including under circumstances described above under Section 5, such voting rights shall terminate along with the other rights (except, if applicable, the right to receive the redemption price plus any declared and unpaid dividends as provided for in Section 5), and the terms of any additional directors elected by the holders of Series B Preferred Stock and any other equally ranked series of Preferred Stock having similar voting rights, if any, shall terminate automatically and the number of directors reduced by two, assuming that the rights of holders of such equally ranked series of Preferred Stock have similarly terminated.

Section 7.            Conversion Rights. The holders of shares of Series B Preferred Stock shall not have any rights to convert such shares into shares of any other class or series of securities of the Corporation.

Section 8.            Preemptive Rights. The holders of shares of Series B Preferred Stock will have no preemptive rights with respect to any shares of the Corporation’s capital stock or any of its other securities convertible into or carrying rights or options to purchase any such capital stock.

Section 9.            Transfer Restrictions.

(a)          (1) In the case of any Rule 144A Shares (as defined below), prior to the date which is one year after the later of the original issue date and the last date on which the Corporation or any Affiliate of the Corporation was the owner of such shares or a beneficial interest in a Series B Certificate representing such shares and (2) in the case of Regulation S Shares (as defined below), 40 days after the original issue date, no holder or beneficial owner of shares of Series B Preferred Stock may transfer any shares of Series B Preferred Stock owned by it except:

(i)          pursuant to an effective registration statement under the Securities Act;

(ii)         for so long as the shares are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a Person it reasonably believes is a “qualified institutional buyer” as defined in Rule 144A (a “QIB”) that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A;

(iii)         pursuant to an offer, sale or other transfer to non-U.S. Persons that occur outside the United States within the meaning of Regulation S as adopted by the SEC (“Regulation S”);

(iv)         pursuant to another available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; or

(v)          to the Corporation or any of its Affiliates,

subject to the Corporation’s and the transfer agent’s right prior to any offer, sale or other transfer pursuant to clause (iii) or clause (iv) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

(b)

(i)          Series B Stock Certificates representing Rule 144A Shares (as defined below) shall bear the applicable restrictive legend set forth in Annex B hereto until such legend is removed by the Corporation in accordance with the procedures set forth in Section 10(g).

(ii)         Series B Stock Certificates representing Regulation S Shares (as defined below) shall bear the applicable restrictive legend set forth in Annex B hereto until the end of the restricted period, at which time all Regulation S Shares shall be freely tradeable by non-Affiliates in accordance with Section 10(h).

(c)         Each transferee of shares of Series B Preferred Stock will be deemed to have represented and agreed that either (i) the transferee is not acquiring or holding such share of Series B Preferred Stock or interest therein with the assets of (A) an “employee benefit plan” as defined in Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Part 4 of Subtitle B of Title I of ERISA, (B) a “plan” as defined in and subject to Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), (C) any entity whose underlying assets are deemed under ERISA to include “plan assets” of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in such entity, or (D) a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA) or non-U.S. plan (as described in Section 4(b)(4) of ERISA) that is subject to any U.S. federal, state or local laws or non-U.S. laws that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code (“Similar Law”); or (ii) the acquisition, holding and disposition of such share of Series B Preferred Stock or interest therein by the purchaser will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any Similar Laws.

(d)         Notwithstanding anything herein to the contrary, without the prior written consent of the Corporation, which consent shall not be unreasonably withheld, conditioned or delayed, neither a holder or beneficial owner of Series B Preferred Stock nor any transferee of shares of Series B Preferred Stock shall transfer any Series B Preferred Stock to any Person who has not (i) delivered to the Corporation a duly executed, valid, accurate and properly completed Internal Revenue Service Form W-9, certifying that such Person is a “United States person” (as defined in Section 7701(a)(30) of the Code), or applicable Internal Revenue Service Form W-8, evidencing that such Person is either (x) a “withholding foreign partnership” for U.S. federal income tax purposes or (y) eligible for a 0% rate of withholding with respect to U.S.-source dividends under Section 892 of the Code or an applicable treaty or (ii) made arrangements reasonably satisfactory to the Corporation to ensure that the Corporation will not bear unreimbursed withholding tax liability with respect to the Series B Preferred Stock as a result of such transfer.

Section 10.          Global Certificates for Stock; Transfer and Exchange.

(a)          The Corporation may at its option issue shares of Series B Preferred Stock without certificates.

(b)         Shares of Series B Preferred Stock offered and sold in reliance on Rule 144A (the “Rule 144A Shares”) shall be in the form of one or more permanent Global Certificates, including the legend set forth in Annex B hereto (the “Rule 144A Global Certificate”), authenticated by the transfer agent. The Rule 144A Global Certificate will be deposited with, or on behalf of, the transfer agent as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC, for credit to the respective accounts of the beneficial owners of the Series B Preferred Stock represented thereby (or to such other accounts as they may direct). The number of shares of Series B Preferred Stock represented by the Rule 144A Global Certificate may from time to time be increased or decreased by adjustments made on the records of the transfer agent, as custodian for DTC or its nominee, as hereinafter provided.

(c)          Shares of Series B Preferred Stock offered and sold in reliance on Regulation S (the “Regulation S Shares”) shall be in the form of one or more permanent Global Certificates, including the legend set forth in Annex B hereto (the “Regulation S Global Certificate”), authenticated by the transfer agent. The Regulation S Global Certificate will be deposited with, or on behalf of, the transfer agent as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC, for credit to the respective accounts of the beneficial owners of the Series B Preferred Stock represented thereby (or to such other accounts as they may direct). The number of shares of Series B Preferred Stock represented by the Regulation S Global Certificate may from time to time be increased or decreased by adjustments made on the records of the transfer agent, as custodian for DTC or its nominee, as hereinafter provided.

(d)         A holder may transfer shares of Series B Preferred Stock to another Person or exchange a Series B Certificate for another Series B Certificate by presenting to the transfer agent a written request therefor stating the name of the proposed transferee or requesting such an exchange, accompanied by any certification, opinion or other document required by the transfer agent, except that any transfers or exchanges between the Rule 144A Global Certificate and the Regulation S Global Certificate, or vice versa, shall be made as set forth in Section 10(g) or Section 10(h), as applicable. The transfer agent will promptly register any transfer or exchange that meets the applicable requirements by noting the same in the register maintained by the transfer agent for the purpose, and no transfer or exchange will be effective until it is registered in such register. The transfer or exchange of any Definitive Series B Certificate (or a beneficial interest therein) may only be made in accordance with applicable law and these Articles, as applicable, and, in the case of a Global Certificate (or a beneficial interest therein), the applicable rules and procedures of DTC, Euroclear and Clearstream. The transfer agent shall refuse to register any requested transfer or exchange that does not comply with these Articles. A Global Certificate may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary.

(e)         The transfer and exchange of beneficial interests in Global Certificates shall be effected through DTC, in accordance with these Articles (including restrictions on transfer set forth in Section 9, as applicable) and the procedures of DTC therefor. A transferor of a beneficial interest in a Global Certificate shall deliver a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC to be credited with a beneficial interest in such Global Certificate or another Global Certificate and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Certificate and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Certificate being transferred.

(f)          A registration of transfer or exchange of beneficial interests in a Regulation S Global Certificate for beneficial interests in the Rule 144A Global Certificate prior to the Resale Restriction Termination Date (as defined below) shall be made upon the receipt by the transfer agent or its agent of a certificate substantially in the form set forth in Annex E hereto from the proposed transferee.

(g)          Promptly following the one year anniversary of the original issue date, the Corporation shall (i) if Rule 144A Shares are represented by one or more Rule 144A Global Certificates, comply with any applicable DTC procedures for delegending or otherwise exchanging any such Global Certificate for a Global Certificate not bearing the restrictive legend set forth in Annex B hereto and changing the restricted CUSIP number for an unrestricted CUSIP number (including DTC’s mandatory exchange process, if applicable), and (ii) if Rule 144A Shares are represented by Definitive Series B Certificates, (1) instruct the transfer agent to cancel any such Definitive Series B Certificates and (2) issue to the holder thereof (or its transferee) a new Definitive Series B Certificate representing the same number of shares of Series B Preferred Stock, registered in the name of the holder thereof (or its transferee), that does not bear the legend set forth on Annex B, if, in the case of both (i) and (ii), the Corporation determines in its sole discretion (upon the advice of counsel and such other certifications and evidence as the Corporation may reasonably require) that Rule 144A Shares are eligible for resale by non-Affiliates of the Corporation pursuant to Rule 144 under the Securities Act (or a successor provision) without the need to satisfy certain conditions to ensure that transfers thereof are effected in compliance with the Securities Act (the date on which the Corporation makes such a determination in the affirmative, the “Resale Restriction Termination Date”).

(h)         Prior to the expiration of the restricted period, interests in the Regulation S Global Certificate may only be held through Euroclear or Clearstream. During the restricted period, beneficial ownership of interests in the Regulation S Global Certificate may only be sold, pledged or otherwise transferred through Euroclear or Clearstream in accordance with the rules and procedures of Euroclear and Clearstream, to the extent applicable to such transaction and as in effect from time to time. Transfers by an owner of a beneficial interest in the Rule 144A Global Certificate to a transferee who takes delivery of such interest through the Regulation S Global Certificate before the Resale Restriction Termination Date, shall be made only upon receipt by the transfer agent of a certification in the form provided in Annex D hereto, and such interest transferred shall be held immediately thereafter through Euroclear or Clearstream. Regulation S Shares shall be freely tradable by non-Affiliates of the Corporation after the restricted period ends. Following the Resale Restriction Termination Date, if the Regulation S Shares are represented by one or more Regulation S Global Certificates, the Corporation shall follow applicable DTC procedures to change the CUSIP number for the Regulation S Shares to the unrestricted CUSIP number applicable to the Rule 144A Shares at that time, if such DTC procedures exist at such time.

(i)

(i)          Except as provided below, owners of beneficial interests in Global Certificates will not be entitled to receive Definitive Series B Certificates. If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Definitive Series B Certificates in exchange for their beneficial interests in a Global Certificate upon written request in accordance with DTC’s and the transfer agent’s procedures. In addition, Definitive Series B Certificates shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Certificate if(x) DTC notifies the Corporation that it is unwilling or unable to continue as depositary for such Global Certificate or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Corporation within 90 days of such notice or (y) the Corporation in its sole discretion executes and delivers to the transfer agent an officer’s certificate stating that such Global Certificate shall be so exchangeable. In the event of the occurrence of any of the events specified in the preceding two sentences, the Corporation shall promptly make available to the transfer agent a reasonable supply of Definitive Series B Certificates.

(ii)          Any Definitive Series B Certificate delivered in exchange for an interest in a Global Certificate pursuant to this Section 10(i) shall, bear the appropriate legend set forth in Annex B, (1) in the case of Rule 144A Shares, if a Definitive Series B Certificate will be issued before the Resale Restriction Termination Date and (2) in the case of Regulation S Shares, if a Definitive Series B Certificate will be issued before the last date of the restricted period, and be registered in the name of the holder of the Definitive Series B Certificate.

(iii)        If a Definitive Series B Certificate is transferred or exchanged for a beneficial interest in a Global Certificate, the transfer agent will (x) cancel such Definitive Series B Certificate, (y) record an increase in the number of shares of Series B Preferred Stock represented by such Global Certificate equal to the number of shares of Series B Preferred Stock of such transfer or exchange and (z) in the event that such transfer or exchange involves less than the entire number of shares represented by the canceled Definitive Series B Certificate, the Corporation shall execute, and the transfer agent shall, upon written request of the Corporation, authenticate and make available for delivery, to the transferring holder a new Definitive Series B Certificate representing the shares of Series B Preferred Stock not so transferred.

(iv)        If a Definitive Series B Certificate is transferred or exchanged for another Definitive Series B Certificate, (x) the transfer agent will cancel the Definitive Series B Certificate being transferred or exchanged, (y) the Corporation shall execute, and the transfer agent shall authenticate and make available for delivery, one or more new Definitive Series B Certificates representing the number of shares of Series B Preferred Stock of such transfer or exchange to the transferee (in the case of a transfer) or the holder of the canceled Definitive Series B Certificate (in the case of an exchange), registered in the name of such transferee or holder, as applicable, and (z) if such transfer or exchange involves less than the entire number of shares represented by the canceled Definitive Series B Certificate, the Corporation shall execute, and the transfer agent shall, upon written request of the Corporation, authenticate and make available for delivery to the holder thereof, one or more Definitive Series B Certificates representing the number of shares of Series B Preferred Stock equal to the untransferred or unexchanged shares of Series B Preferred Stock represented by the canceled Definitive Series B Certificates, registered in the name of the holder thereof.

(v)         Prior to the Resale Restriction Termination Date, a registration of transfer or exchange of beneficial interests in Definitive Series B Certificates representing Rule 144A Shares to a QIB shall be made upon the representation of the transferee in the form as set forth on the applicable Series B Stock Certificate that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Corporation as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Section 11.          Reports. For so long as any shares of Series B Preferred Stock remain outstanding, and notwithstanding that the Corporation may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, if not filed electronically with the SEC through the Electronic Data Gathering, Analysis, and Retrieval System (or any successor system), the Corporation will furnish to the transfer agent and registrar and, upon request, to holders of the shares of Series B Preferred Stock, beneficial owners of the shares of Series B Preferred Stock and prospective investors of the shares of Series B Preferred Stock that certify to the Corporation’s reasonable satisfaction that they are “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) or otherwise eligible to hold the shares of Series B Preferred Stock, copies of the Corporation’s quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Corporation were required to file such Forms, including with respect to the annual information only, a report on the annual financial statements by the Corporation’s certified independent accountants, within 60 days of the end of each fiscal quarter for quarterly financial information and within 120 days of the end of each fiscal year for annual financial information; provided that (a) the information or reports referenced in this Section 11 will not be required to contain separate financial information with respect to any subsidiary of the Corporation contemplated by Rule 3-10 or Rule 3-16 of Regulation S-X promulgated under the Exchange Act and (b) nothing contained in these Articles shall otherwise require the Corporation to comply with the provisions of the Sarbanes-Oxley Act of 2002 at any time when it would not otherwise be subject to such statute.

In lieu of furnishing the information or reports specified in this Section 11 to the transfer agent and registrar or, upon request, to holders of the shares of Series B Preferred Stock, beneficial owners of the shares of Preferred Stock and prospective investors of the shares of Series B Preferred Stock that certify to the Corporation’s reasonable satisfaction that they are “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) or otherwise eligible to hold the shares of Series B Preferred Stock (if such information and reports are not filed electronically with the SEC through the SEC’s Electronic Data Gathering, Analysis, and Retrieval System (or any successor system)), the Corporation may post copies of such information or reports on a non-public website (which may be maintained by the Corporation or a third party) to which access is given to holders of the shares of Series B Preferred Stock, any beneficial owner of the shares of Series B Preferred Stock and prospective investors of the shares of Series B Preferred Stock that certify to the Corporation’s reasonable satisfaction that they are “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) or otherwise eligible to hold the shares of Series B Preferred Stock.

In addition, to the extent not satisfied by the foregoing paragraphs of this Section 11, for so long as any shares of Series B Preferred Stock remain outstanding, the Corporation will furnish to the holders of the shares of Series B Preferred Stock, beneficial owners of shares of Series B Preferred Stock and to prospective investors of the shares of Series B Preferred Stock that certify to the Corporation’s reasonable satisfaction that they are “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act), upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. Delivery of reports to the transfer agent and the registrar is for information purposes only, and the receipt by the transfer agent or the registrar, as applicable, thereof shall not constitute actual or constructive notice of any information contained therein including compliance with any terms under these Articles (which the registrar and transfer agent are entitled to rely upon).

Section 12.          Transfer Agent. The duly appointed transfer agent for the Series B Preferred Stock shall be appointed by the Corporation within 90 calendar days of the date hereof. The Corporation may, in its sole discretion, remove the transfer agent in accordance with the agreement between the Corporation and the transfer agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Corporation shall send notice thereof to the holders of the Series B Preferred Stock.

Section 13.          Registrar. The duly appointed registrar for the Series B Preferred Stock shall be appointed by the Corporation within 90 calendar days of the date hereof. The Corporation may, in its sole discretion, remove the registrar in accordance with the agreement between the Corporation and the registrar; provided that the Corporation shall appoint a successor registrar who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Corporation shall send notice thereof to the holders of the Series B Preferred Stock.

Section 14.          Calculation Agent. The duly appointed calculation agent for the Series B Preferred Stock shall be appointed by the Corporation within 90 calendar days of the date hereof. The Corporation may, in its sole discretion, remove the calculation agent in accordance with the agreement between the Corporation and the calculation agent; provided that the Corporation shall appoint a successor calculation agent who shall accept such appointment prior to the effectiveness of such removal. The successor calculation agent may be an affiliate of the Corporation, or the Corporation may act as calculation agent.

Section 15.          Withholding. Notwithstanding anything to the contrary, if the Corporation or other applicable withholding agent pays withholding taxes or backup withholding on behalf of a holder or beneficial owner, the Corporation or other applicable withholding agent may, at its option, set off such payments against payments of cash dividends, shares of Series B Preferred Stock or sale proceeds paid, subsequently paid or credited with respect to such holder or beneficial owner.

Annex B

Restrictive Legend

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY BENEFICIAL INTERESTS HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE THAT IS [IN THE CASE OF RULE 144A CERTIFICATE: ONE YEAR AFTER THE LATER OF THE DATE OF ORIGINAL ISSUE OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF SUCH SECURITY OR THE RELEVANT BENEFICIAL INTEREST THEREIN (OR ANY PREDECESSOR THERETO)], [IN THE CASE OF REGULATION S CERTIFICATE: 40 DAYS AFTER THE DATE OF ORIGINAL ISSUE OF THIS SECURITY], ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SHARES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN OFFER, SALE OR OTHER TRANSFER TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (E) TO THE COMPANY OR ANY OF ITS AFFILIATES, SUBJECT TO THE CORPORATION’S AND THE TRANSFER AGENT’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR OTHER TRANSFER PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.

IN ADDITION, THE HOLDER OF THIS SECURITY UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THIS SECURITY. EACH PURCHASER OF THIS SECURITY OR ANY BENEFICIAL INTERESTS HEREIN WILL BE DEEMED TO REPRESENT THAT IT AGREES TO COMPLY WITH THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE ARTICLES, AND WILL NOT TRANSFER THIS SECURITY OR ANY BENEFICIAL INTERESTS HEREIN EXCEPT TO AN ELIGIBLE PURCHASER WHO CAN MAKE THE SAME ACKNOWLEDGMENTS, REPRESENTATIONS, WARRANTIES AND AGREEMENTS ON BEHALF OF ITSELF AND EACH ACCOUNT FOR WHICH IT IS PURCHASING.

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Annex C

Global Certificate Legend

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

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Annex D

Regulation S Certificate

[Date]

WaFd, Inc. (the “Company”)
425 Pike Street
Seattle Washington, 98101
Attention:  [_____]
E-mail:	[_____]

Re:          Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, par value $1.00 per share (the “Shares”)

Ladies and Gentlemen:

In connection with our proposed sale of Shares, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(a)          the offer of the Shares was not made to a person in the United States;

(b)          either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(c)          no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable; and

(d)          the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with provisions of Rule 903(b)(2) or Rule 904(b)(1), as the case may be.

We also hereby certify that we [are] [are not] an Affiliate of the Company and, to our knowledge, the transferee of the Shares [is] [is not] an Affiliate of the Company.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

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Very truly yours,

[Name of transferor]

By:

Authorized Signatory

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Annex E

Rule 144A Certificate

[Date]

WaFd, Inc. (the “Company”)
425 Pike Street
Seattle Washington, 98101
Attention:  [_____]
E-mail:	[_____]

Re:          Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, par value $1.00 per share (the “Shares”)

Ladies and Gentlemen:

This Certificate relates to:

[CHECK A OR B AS APPLICABLE.]

☐ A. Our proposed purchase of $        Shares.

☐ B. Our proposed exchange of $        Shares for an equal amount of Shares to be held by us.

We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Shares to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate, we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

We also hereby certify that we are not an Affiliate of the Company and, to our knowledge, the transferee of the Shares is not an Affiliate of the Company.

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Very truly yours,

[NAME OF PURCHASER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]

By:

Name:
Title:
Address:
Date:

E-2

EXHIBIT B

FORM OF AMENDMENT TO BYLAWS OF WAFD, INC.

The Second Amended and Restated Bylaws (the “Bylaws”) of WaFd, Inc. (the “Corporation”) shall be amended as follows, effective as of the Effective Time (as such term is defined in the Agreement and Plan of Merger, dated as of September 6, 2026, by and between the Corporation and EverBank Financial Corp (the “Merger Agreement”)):

The last sentence of Section 4.3 of the Bylaws will be amended and restated as follows: “Notwithstanding anything to the contrary contained in these Bylaws, the number of directors may not be less than five nor more than fifteen; provided that from the Effective Time through the Expiration Time (each as defined below), the number of directors shall be thirteen as set forth in Article IV, Section 4.16 below.”

A new Section 4.16 shall be added to Article IV, as follows:

Section 4.16.        Board Composition and Related Matters.

(a)          For purposes of these Bylaws:

(i)         “Effective Time” has the meaning set forth in the Agreement and Plan of Merger, dated as of September 6, 2026, by and between the Corporation and EverBank Financial Corp (“EverBank”), as the same may be amended from time to time (the “Merger Agreement”);

(ii)         “Expiration Time” means the fourth anniversary of the Effective Time;

(iii)        “Exchange Rules” means the applicable rules of NASDAQ or such other exchange on which the Corporation’s stock is then listed;

(iv)        “Legacy EverBank Directors” shall mean the directors of EverBank who were selected to be directors of the Corporation and the Bank by EverBank as of the Effective Time pursuant to Section 6.19 of the Merger Agreement and any directors of the Corporation or the Bank (as applicable) who were subsequently appointed or nominated and elected to fill a vacancy created by the cessation of service of a Legacy EverBank Director pursuant to the terms of the Shareholders Agreement or these Bylaws;

(v)         “Legacy EverBank Nominating Committee” shall mean a committee of the Board of Directors of the Corporation comprised of all the Legacy EverBank Directors who satisfy the independence requirements (and any other requirements) for nominating committee membership under the applicable Exchange Rules;

(vi)        “Legacy WaFd Directors” shall mean the directors of the Corporation who were selected to be directors of the Corporation and the Bank by the Corporation as of the Effective Time pursuant to Section 6.19 of the Merger Agreement and any directors of the Corporation or the Bank (as applicable) who were subsequently appointed or nominated and elected to fill a vacancy created by the cessation of service of a Legacy WaFd Director pursuant to the terms of the Shareholders Agreement or these Bylaws;

(vii)       “Legacy WaFd Nominating Committee” shall mean a committee of the Board of Directors of the Corporation comprised of all the Legacy WaFd Directors who satisfy the independence requirements (and any other requirements) for nominating committee membership under the applicable Exchange Rules;

(viii)      “Major Investor” has the meaning set forth in the Shareholders Agreement;

(ix)        “Shareholders Agreement” means that Shareholders Agreement by and among the Corporation and the Investors as set forth therein, dated as of September 6, 2026, as the same may be amended from time to time;

(b)          Effective as of the Effective Time and through the Expiration Time:

(i)       the Board of Directors and the Board of Directors of the Corporation’s wholly owned subsidiary, EverBank, National Association (the “Bank”) shall consist of thirteen (13) persons;

(ii)         the Board of Directors and the Board of Directors of the Bank shall be comprised of seven (7) Legacy EverBank Directors and six (6) Legacy WaFd Directors;

(iii)        any vacancy on the Board of Directors and the Board of Directors of the Bank resulting from the cessation of service by any Legacy EverBank Director for any reason (including because of the resignation of such director pursuant to Section 2.1(b) of the Shareholders Agreement) shall be filled in the following manner: (1) if a Major Investor has the right to nominate an individual to fill such vacancy pursuant to the Shareholders Agreement, by such Major Investor pursuant to the terms of the Shareholders Agreement and (2) if no Major Investor has the right to nominate an individual to fill such vacancy pursuant to the Shareholders Agreement, such replacement director (an “Independent EverBank Replacement Director”) shall be:

(1)          an independent director (as defined under applicable Exchange Rules) who is not affiliated or associated with any Major Investor; provided that any successor to Mr. Seibly as Chief Executive Officer of the Corporation shall not be required to be an independent director under applicable Exchange Rules; and

(2)          selected by a majority vote of the Legacy EverBank Nominating Committee (in which case the Legacy WaFd Directors shall approve the appointment or nomination (as applicable) of such individual to the extent required);

(iv)        all vacancies on the Board of Directors and the Board of Directors of the Bank resulting from the cessation of service by any Legacy WaFd Director for any reason shall be filled by a replacement director who shall be:

(1)          an independent director (as defined under applicable Exchange Rules); provided that any successor to Mr. Beardall as President of the Corporation shall not be required to be an independent director under applicable Exchange Rules; and

(2)          selected by a majority vote of the Legacy WaFd Nominating Committee (in which case the Legacy EverBank Directors shall approve the appointment or nomination (as applicable) of such individual to the extent required).

(v)         the Legacy EverBank Nominating Committee shall have the exclusive authority to nominate, on behalf of the Board of Directors, directors for election at each annual meeting, or at any special meeting at which directors are to be elected, to fill each seat held by an Independent EverBank Replacement Director;

(vi)        the Legacy WaFd Nominating Committee shall have the exclusive authority to nominate, on behalf of the Board of Directors, directors for election at each annual meeting, or at any special meeting at which directors are to be elected, to fill each seat previously held by a Legacy WaFd Director;

(vii)       Mr. Seibly shall continue to serve as Chief Executive Officer of the Corporation and the Bank, and Mr. Beardall shall continue to serve as President of the Corporation and the Bank, in each case, unless any change in role or termination of such service is approved by the affirmative vote of at least two-thirds of the full Board of Directors or Board of Directors of the Bank, as applicable;

(viii)      Mr. Radway shall continue to serve as Chairman of the Board of Directors of the Corporation and the Bank, and the selection of any individual to replace Mr. Radway as Chairman of the Board of Directors of the Corporation or the Bank shall require the affirmative vote of at least a majority of the full Board of Directors of the Corporation or the Bank, as applicable, and any such individual shall be an independent director (as defined under applicable Exchange Rules) who is not affiliated or associated with any Major Investor; and

(ix)        for so long as Mr. Seibly serves as Chief Executive Officer of the Corporation, he will be renominated to serve as a director of the Corporation and the Bank at the expiration of his term.

(c)          In the event of any inconsistency between any provision of this Article IV, Section 4.16 and any other provision of these Bylaws or the Corporation’s other constituent documents, the provisions of this Article IV, Section 4.16 shall control.  Until the Expiration Time, the provisions of this Article IV, Section 4.16 may be modified, amended or repealed, and any Bylaw provision inconsistent with such provisions may be adopted (and any of the foregoing, or any corresponding modification, amendment, repeal or inconsistent provision of the Corporation’s other constituent documents, may be proposed or recommended by the Board of Directors for approval by the shareholders of the Corporation), only by the affirmative vote of at least two-thirds of the full Board of Directors.

EXHIBIT C

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), dated as of [●], is made by and between EverBank, National Association, a national banking association (“EverBank, N.A.”), and WaFd Bank, a Washington state-chartered bank (“WaFd Bank”).

WITNESSETH:

WHEREAS, EverBank, N.A. is a national banking association, with its main office located in Jacksonville, Florida, all the issued and outstanding capital stock of which is owned directly by EverBank Financial Corp, a Delaware corporation (“EverBank”), and has authorized capital stock consisting of 10,000,000 shares of common stock, par value $0.01 per share;

WHEREAS, WaFd Bank is a Washington state-chartered bank, with its main office located in Seattle, Washington, all the issued and outstanding capital stock of which is owned directly by WaFd, Inc., a Washington corporation (“WaFd”), and has authorized capital stock consisting of 1,000,000 shares of common stock, par value $1.00 per share;

WHEREAS, WaFd and EverBank have entered into an Agreement and Plan of Merger, dated as of September 6, 2026 (as amended and/or supplemented from time to time, the “Merger Agreement”), pursuant to which, subject to the terms and conditions thereof, EverBank will merge with and into WaFd (the “Merger”), with WaFd surviving the merger as the surviving corporation;

WHEREAS, contingent upon the Merger, on the terms and subject to the conditions contained in this Agreement, the parties to this Agreement intend to effect the merger of WaFd Bank with and into EverBank, N.A., with EverBank, N.A. surviving the merger (the “Bank Merger”);

WHEREAS, for U.S. federal income tax purposes, the parties intend that the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder, and that this Agreement be adopted as a “plan of reorganization” within the meaning of Sections 354, 361 and 368 of the Code and the Treasury Regulations promulgated thereunder; and

WHEREAS, the board of directors of EverBank, N.A. and the board of directors of WaFd Bank deem the Bank Merger advisable and in the best interests of their respective banks, and have each adopted resolutions authorizing and approving the execution and delivery of this Agreement and the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained, the parties hereto do hereby agree as follows:

ARTICLE I

BANK MERGER

Section 1.01        The Bank Merger.  Subject to the terms and conditions of this Agreement, at the Effective Time (as defined below), WaFd Bank shall be merged with and into EverBank, N.A. in accordance with the provisions of, and with the effects provided in, applicable law (including 12 U.S.C. § 215a-1, 12 U.S.C. § 1831u, 12 U.S.C. § 1828(c) and Chapters 30A.38 and 30A.49 of the Revised Code of Washington).  At the Effective Time, the separate existence of WaFd Bank shall cease, and EverBank, N.A., as the surviving entity in the Bank Merger (the “Surviving Bank”), shall continue its existence under the laws of the United States as a national banking association.

Section 1.02        Effect of the Bank Merger. At and after the Effective Time, the Bank Merger shall have the effects provided in this Agreement and applicable law. Without limiting the generality of the foregoing, at the Effective Time, all the property, rights, privileges, powers and franchises of WaFd Bank and EverBank, N.A. shall vest in the Surviving Bank, and all debts, liabilities and duties of WaFd Bank and EverBank, N.A. shall become the debts, liabilities, and duties of the Surviving Bank. Immediately following the Effective Time, the Surviving Bank shall continue to operate the main office and each of the branches of WaFd Bank existing as of the Effective Time as branches of the Surviving Bank at the officially designated address of each such office or branch and shall continue to operate each of the branches of the Surviving Bank existing at the Effective Time, in each case without limiting the authority under applicable law of EverBank, N.A. or of the Surviving Bank (as applicable) to close, relocate or otherwise make any change regarding any such branch.

Section 1.03        Closing.  The closing of the Bank Merger will take place immediately following the Merger, but in no case prior to the date on which all of the conditions precedent to the consummation of the Bank Merger specified in this Agreement shall have been satisfied or duly waived by the party or parties entitled to satisfaction thereof, at such place as is agreed by the parties hereto.

Section 1.04       Effective Time.  On the terms and subject to the conditions of this Agreement and subject to applicable law, the Bank Merger shall become effective as set forth in the certification of merger issued by the Office of the Comptroller of the Currency (“OCC”) (the date and time of such effectiveness being herein referred to as the “Effective Time”).

Section 1.05      Articles of Association and Bylaws.  The national bank charter, articles of association and bylaws of EverBank, N.A. in effect immediately prior to the Effective Time shall be the national bank charter, articles of association and the bylaws of the Surviving Bank, in each case until amended in accordance with applicable law and the terms thereof.

Section 1.06      Name and Main Office.  The name of the Surviving Bank shall be “EverBank, National Association” and the main office of the Surviving Bank shall be at 301 W. Bay Street, Jacksonville, Florida 32202.

Section 1.07        Board of Directors and Officers.  Subject to Section 6.19 (Governance Matters) of the Merger Agreement, the directors and officers of EverBank, N.A., in each case immediately prior to the Effective Time, shall, at and after the Effective Time, be the directors and officers, respectively, of the Surviving Bank, such individuals to serve in such capacity until such time as their respective successors shall have been duly elected or appointed and qualified or until their respective earlier death, resignation or removal from office.

2

Section 1.08      Tax Treatment.  For U.S. federal income tax purposes, it is the intention of the parties that the Bank Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement shall be and is adopted as a plan of reorganization for purposes of Sections 354, 361 and 368 of the Code.

ARTICLE II

TREATMENT OF SHARES

Section 2.01        Effect on WaFd Bank Capital Stock.  At the Effective Time, by virtue of the Bank Merger and without any action on the part of the holder of any capital stock of WaFd Bank, all shares of WaFd Bank capital stock issued and outstanding shall be automatically cancelled and retired and shall cease to exist, and no cash, new shares of common stock, or other property shall be delivered in exchange therefor.

Section 2.02         Effect on EverBank, N.A. Capital Stock.  Each share of EverBank, N.A. capital stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and unaffected by the Bank Merger.

ARTICLE III

COVENANTS

Section 3.01        Further Assurances.  If at any time after the closing of the Bank Merger, the Surviving Bank shall reasonably require that any further assignments, conveyances or assurances are necessary or desirable to vest, perfect or confirm in the Surviving Bank title to any property or rights of WaFd Bank as of the Effective Time or otherwise carry out the provisions hereof, the proper officers and directors of WaFd Bank, as of the Effective Time, and thereafter the officers of the Surviving Bank acting on behalf of WaFd Bank, shall execute and deliver any and all proper assignments, conveyances and assurances, and do all things necessary or desirable to vest, perfect or confirm title to such property or rights in the Surviving Bank and otherwise carry out the provisions hereof.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.01        The Bank Merger and the respective obligations of each party hereto to consummate the Bank Merger are subject to the fulfillment or written waiver of each of the following conditions prior to the Effective Time:

a.
The approval of the OCC under 12 U.S.C. § 215a-1, 12 U.S.C. § 1831u and 12 U.S.C. § 1828(c) with respect to the Bank Merger shall have been obtained and shall be in full force and effect, and all related waiting periods shall have expired; and all other material consents, approvals, permissions, and authorizations of, filings and registrations with, and notifications to, all governmental authorities required for the consummation of the Bank Merger shall have been obtained or made and shall be in full force and effect and all waiting periods required by law shall have expired.

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b.	The Merger shall have been consummated in accordance with the terms of the Merger Agreement.

c.
No jurisdiction, court of competent jurisdiction or governmental authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and prohibits or makes illegal consummation of the Bank Merger.

d.	This Agreement and the Bank Merger shall have been approved, or ratified and confirmed, as applicable, by the sole shareholder of each of EverBank, N.A. and WaFd Bank.

ARTICLE V

TERMINATION AND AMENDMENT

Section 5.01        Termination.  This Agreement may be terminated at any time prior to the Effective Time by a written instrument executed by each of the parties hereto.  This Agreement will terminate automatically without any action by the parties hereto upon the termination of the Merger Agreement as therein provided.

Section 5.02        Amendment.  This Agreement may be amended by an instrument in writing signed on behalf of each of the parties hereto.

ARTICLE VI

GENERAL PROVISIONS

Section 6.01       Representations and Warranties.  Each of the parties hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with the terms hereof.

Section 6.02        Nonsurvival of Agreements.  None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement in accordance with Section 5.1.

Section 6.03       Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e-mail (provided that no notice is received by the e-mail sender within twelve (12) hours thereafter indicating that such e-mail was undeliverable or otherwise not delivered), (b) on the first (1st) business day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth (5th) business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

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if to EverBank, N.A., to:

EverBank, National Association
301 W. Bay Street, 25 Floor
Jacksonville, FL 32202

Attention:	Mark Baum

E-mail:	[REDACTED]@everbank.com

With a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 W. 52nd Street
New York, NY 10019

Attention:	Edward D. Herlihy
Mark F. Veblen
Steven R. Green

E-mail:	EDHerlihy@wlrk.com
MFVeblen@wlrk.com
SRGreen@wlrk.com
and

if to WaFd Bank, to:

WaFd Bank
425 Pike Street
Seattle, WA 98101

Attention:	Brent J. Beardall,
President and Chief Executive Officer

E-mail:	legal@wafd.com

With a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

Attention:	Lee Meyerson
Ravi Purushotham
Louis Argentieri

E-mail:	lmeyerson@stblaw.com
rpurushotham@stblaw.com
louis.argentieri@stblaw.com

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Section 6.04        Interpretation.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  References to “the date hereof” shall mean the date of this Agreement.

Section 6.05        Counterparts.  This Agreement may be executed in counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

Section 6.06        Entire Agreement.  This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, other than the Merger Agreement.

Section 6.07        Governing Law; WAIVER OF JURY TRIAL.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law principles, except to the extent that the federal laws of the United States shall be applicable hereto.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 6.08        Severability.  Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

Section 6.09      Assignment; Third-Party Beneficiaries.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party.  Any purported assignment in contravention hereof shall be null and void.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.  This Agreement (including the documents and instruments referred to herein) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

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Section 6.10         Delivery by Electronic Transmission.  This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No party hereto or to any such agreement or instrument shall raise the use of e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WAFD BANK

By:
Name:
Title:

[Signature Page to Bank Merger Agreement]

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EVERBANK, NATIONAL ASSOCIATION

By:
Name:
Title:

9

[Signature Page to Bank Merger Agreement]

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EXHIBIT D
FORM OF LETTER OF TRANSMITTAL

EXHIBIT E
FORM OF WRITTEN CONSENT

EXHIBIT F
FORM OF SHAREHOLDERS AGREEMENT

Exhibit 10.1

EXECUTION VERSION

SHAREHOLDERS AGREEMENT

BY AND AMONG

WAFD, INC.

AND

THE INVESTORS NAMED HEREIN

Dated as of September 6, 2026

TABLE OF CONTENTS

		Page

Article I

DEFINITIONS

Section 1.1.	Definitions	5

Section 1.2.	Definitions; Cross-References	15

Section 1.3.	General Interpretive Principles	16

Section 1.4.	Amendment and Restatement	17

Article II

GOVERNANCE AND ADDITIONAL AGREEMENTS

Section 2.1.	Board of Directors	17

Section 2.2.	Confidentiality	22

Section 2.3.	Freedom to Pursue Opportunities	23

Section 2.4.	Non-Solicitation; Non-Hire	24

Section 2.5.	Maintenance of Non-Controlling Investor Status	25

Section 2.6.	Withholding	25

Article III

TRANSFER RESTRICTIONS

Section 3.1.	General Restrictions on Transfers	25

Section 3.2.	Back Leverage Cooperation	29

Section 3.3.	Tag-Along Rights	30

Section 3.4.	Call Rights	32

Article IV

REGISTRATION RIGHTS

Section 4.1.	Demand Registration	33

Section 4.2.	Shelf Registration	38

Section 4.3.	Piggyback Registration	40

Section 4.4.	Black-out Periods	42

Section 4.5.	Registration Procedures	44

SCHEDULES AND EXHIBITS

Schedule A	List of Investors
Schedule B	List of Competitors
Exhibit A	Consent of Spouse
Exhibit B	Joinder Agreement

SHAREHOLDERS AGREEMENT

This SHAREHOLDERS AGREEMENT is made as of September 6, 2026, by and among WaFd, Inc., a Washington corporation (the “Company”) and the parties listed as “Investor” on the Schedule A (and such other Persons as may hereinafter become parties to or be bound by this Agreement) (each, an “Investor” and collectively, the “Investors”).

WHEREAS, the Company and EverBank Financial Corp, a Delaware corporation (“EverBank”), are parties to an Agreement and Plan of Merger, dated as of September 6, 2026 (as the same may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”);

WHEREAS, EverBank and the Investors are parties to a Stockholders Agreement, dated as of July 31, 2023 (the “Prior Agreement”), and the Prior Agreement may be amended by the signatories to this Agreement;

WHEREAS, concurrently with the execution of the Merger Agreement, the parties are entering into this Agreement, and, effective as of and conditioned upon the Closing (as defined in the Merger Agreement), this Agreement shall supersede the Prior Agreement and all of the Investors and the Company shall be bound by the terms of this Agreement; and

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1.          Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Activist Investor” means any Person that (a) has, directly or indirectly through its Affiliates engaged in activist campaigns in the three (3) years prior to the date of any such proposed Transfer in which such Person (i) attempted (pursuant to proxy solicitation, tender or exchange offer or other means) to obtain a seat on the board of directors (or similar governing body) of a company or (ii) undertook public efforts to effect a significant change within a company or (b) holds itself out publicly to be an activist investor.

“Adverse Disclosure” means public disclosure of material nonpublic information that, in the good-faith judgment of the board of directors of the Company, after consultation with independent outside counsel to the Company, (a) would be required to be made in any registration statement or report filed with the SEC by the Company so that such registration statement would not be materially misleading; (b) would not be required to be made at such time but for the filing of such registration statement or report; and (c) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person.  Notwithstanding the foregoing, (a) the Company and its Subsidiaries and its other controlled Affiliates shall not be considered Affiliates of any Sponsor, Major Investor, Investor or any of their respective Affiliates (except the Company and its Subsidiaries and other controlled Affiliates shall be considered Affiliates of each other), and (b) none of the Sponsors or Major Investors shall be considered Affiliates of (i) any portfolio company in which such Sponsor or Major Investors or any of their investment fund Affiliates have made a debt or equity investment (and vice versa) or (ii) any other Sponsor (other than, in the case of any Major Investor, the Sponsor that controls it) or any other Major Investor (other than a Major Investor controlled by the same Sponsor).

“Agreement” means this Shareholders Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms herein.

“Applicable Employee/Director” means, with respect to any Management Investor that (a) is an employee, director, consultant or other service provider of the Company or any of its Subsidiaries, such employee, director, consultant or other service provider, and (b) is not an employee, director, consultant or other service provider of the Company or any of its Subsidiaries, the employee, director, consultant or other service provider of the Company or any of its Subsidiaries with respect to whom such Management Investor was a Transferee at the time such Management Investor became the beneficial owner of any Company Shares.

“Applicable Exchange” means the New York Stock Exchange, the Nasdaq Stock Market or any successor to any of the foregoing.

“associated funds” means, in the case of any Major Investor, any investment or similar fund managed or controlled by the Sponsor controlling such Major Investor.

“Bayview” means Bayview Asset Management, LLC.

“Bayview Holders” means Neptune Holdings BOF-MSR, LLC and Neptune Holdings BOF-VII, LLC.

“Bayview Investors” means the Bayview Holders and any of their Permitted Transferees that hold Common Shares or any rights to acquire Common Shares and have become parties to this Agreement pursuant to Section 6.6.

“Back Leverage” means the (a) incurrence of indebtedness (including any loan, fund financing, back leverage or other debt financing arrangement) by a Major Investor (or an Affiliate thereof) from any bona fide financial institution, fund finance lender or other institutional lender or any of its Affiliates, including the incurrence of indebtedness to refinance or replace indebtedness described in this clause (a), and (b) granting of liens by the Major Investor to secure payment of such indebtedness, including on Company Shares. For the avoidance of doubt, (x) “Back Leverage” is not intended to permit lending of Company Shares or any hedging or derivative transactions intended to transfer the economic risks or benefits of the Company Shares to a third party, in each case in violation of Section 3.1(a) and (y) the foregoing clause (x) shall not limit or restrict the grant of any pledge, hypothecation, lien, security interest or other encumbrance on, or with respect to, any Company Shares (or any legal, economic or beneficial interest therein) by any Major Investor (or any Affiliate thereof) in connection with any Back Leverage.

“beneficial ownership” and “beneficially own” and similar terms shall have the meaning set forth in Rule 13d-3 under the Exchange Act; provided, however, that (a) no Investor shall be deemed to beneficially own any Company Shares held by any other Investor solely by virtue of the provisions of this Agreement (other than this definition), and (b) with respect to any Company Shares held by an Investor that are exercisable for, convertible into or exchangeable for Company Shares upon delivery of consideration to the Company or any of its Subsidiaries, such Company Shares shall not be deemed to be beneficially owned by such Investor unless, until and to the extent such Company Shares have been exercised, converted or exchanged and such consideration has been delivered by such Investor to the Company or such Subsidiary.

“BHC Act” means the Bank Holding Company Act of 1956.

“Board” means the Board of Directors of the Company.

“Business Day” means any day, other than a Saturday, Sunday or one on which banks are authorized by Law to be closed in New York, New York.

“CIBCA” means the Change in Bank Control Act of 1978.

“Closing” has the meaning set forth in the Merger Agreement.

“Common Shares” means the common stock, par value $1.00 per share, of the Company (and any shares resulting from any stock split, reverse stock split or similar combination or adjustment with respect to the Common Shares).

“Company Options” means a stock option in respect of Company Shares granted pursuant to the Equity Incentive Plan or otherwise.

“Company Shares” means the Common Shares and the Preferred Shares.

“Competitors” means each of the entities listed on Schedule B, in each case together with each of its Affiliates that is clearly identifiable as such, which such list of Competitors may be updated in good faith from time to time, with at least five (5) Business Days’ advance notice to the Major Investors, by the Board (with any Director appointed by a Major Investor to recuse themselves from such decision if it is made in connection with such Major Investor seeking to sell Company Shares to an entity that is being proposed to be removed from the list of Competitors), to include additional or replacement regional banks that are (a) subject by Law to supervision and examination by a U.S. federal or state authority having supervision over banking institutions and (b) competitors of the Company; provided that no addition of an entity to such list shall be effective with respect to a Major Investor if such Major Investor, its Investor Director or a majority of the Investor Directors have not approved such addition.

“Consent of Spouse” means a consent of spouse substantially in the form of Exhibit A attached hereto or otherwise acceptable to the Company.

“control” means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.  The terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Director” means a member of the Board.

“Equity Incentive Plan” means the Company’s Management Equity Incentive Plan and any amendment or successor plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Fair Market Value” of any Company Share, as of any date of determination, means, except to the extent otherwise provided in this Agreement, the Equity Incentive Plan, any Individual Agreement or any other agreement pursuant to which such Common Shares were issued or any other agreement between an Investor and the Company that provides for any terms of such Common Shares or the rights of such Investor in relation thereto, for so long as the Company Shares are listed on Nasdaq or another national exchange, the volume-weighted average price of the Company Shares as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) for the ten (10) trading day period ending the day before the date of determination or otherwise, the fair market value of such Common Shares on such date as determined by mutual agreement of the Company and the applicable Investor.  If the Company and the applicable Investor cannot agree within ten (10) Business Days after commencement of discussions to determine such fair market value, (a) each of the Company and the applicable Investor shall have the right to initiate a process whereby each such party shall appoint one (1) independent nationally recognized valuation firm and such two valuation firms shall jointly appoint a third independent nationally recognized valuation firm (the “Appraiser”), (b) each of the Company and the applicable Investor shall, within five (5) Business Days of the engagement of the Appraiser, submit to the Appraiser its proposed fair market value of the Company Shares for which the Company and the applicable Investor were unable to reach agreement (together with reasonable supporting detail), (c) the Appraiser shall promptly determine the fair market value of such Company Shares within the range of submissions by the Company and the applicable Investor and (d) the fees, costs and expenses of the Appraiser shall be borne (and paid or reimbursed) by the party whose proposed fair market value (as contemplated by the foregoing clause (b)) of such Company Shares was furthest away from the fair market value of such Company Shares as determined by the Appraiser (or equally in the case that the Appraiser’s determination of fair market value is the midpoint of the range between the Company’s and the applicable Investor’s proposed amounts).

“Federal Reserve” means the Board of Governors of the Federal Reserve.

“FINRA” means the Financial Industry Regulatory Authority.

“Governmental Authority” means any domestic or foreign or U.S. federal, state, local or municipal government (including any subdivision, court, tribunal or judicial or arbitral body, administrative agency, regulatory agency or body or commission or other authority thereof), or any quasi-governmental body exercising any regulatory, importing or other governmental or quasi-governmental authority, including any Taxing Authority and any government-sponsored enterprise.

“Holder” means each record owner of any Registrable Securities from time to time.

“Individual Agreement” means an employment, consulting or similar agreement or award agreement (including an award agreement under the Equity Incentive Plan) between a Management Investor and the Company or any of its Affiliates.

“Joinder Agreement” means a joinder agreement for any Permitted Transferee or for any person being properly assigned rights and obligations under Article IV pursuant to the terms hereof that is entered into in accordance with this Agreement substantially in the form of Exhibit B attached hereto or otherwise acceptable to the Company.

“Law” means any applicable (a) federal, state, local, municipal or foreign law, (b) statute, code, constitution, treaty, ordinance, rule or regulation of a Governmental Authority or (c) order, injunction, judgment, decree, ruling, writ or similar requirement enacted, adopted, promulgated or applied by any Governmental Authority.

“Loss” means, with respect to a Person, any liability, loss, damage, penalty, action, claim, judgment, settlement, cost, expense of any kind or nature whatsoever, including attorneys’ fees, costs and expenses of defense, appeal and settlement of any proceedings instituted or threatened to be instituted against that Person and all other costs incurred in connection therewith.

“Major Investors” means Stone Point Investors, Warburg Investors, Reverence Investors, Sixth Street Investors, Bayview Investors and the TIAA Investors.

“Management Investor” means (a) (i) a Person who is listed on, and an individual who beneficially owns the shares of a Person listed on, Schedule A to this Agreement under the heading “Management Investors” or (ii) an individual who has become a party to this Agreement and is a director, employee, consultant or other service provider of the Company or any of its Subsidiaries at the time he or she is a party to this Agreement for so long as he or she beneficially owns Company Shares or any rights to acquire Company Shares and (b) any Permitted Transferee of any Person identified in the immediately foregoing clause (a) for so long as such Permitted Transferee beneficially owns Company Shares or any rights to acquire Company Shares.

“Marketed” means the use or involvement of a customary “road show” (including an “electronic road show”) or other substantial marketing effort by underwriters over a period of at least forty-eight (48) hours.

“Merger” means the merger of EverBank with and into the Company pursuant to the Merger Agreement.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Participating Holder” means, with respect to any Registration, any Holder of Registrable Securities covered by the applicable registration statement.

“Permitted Transfer” means (a) a Transfer by an Investor to a Permitted Transferee of such Investor (provided that a Transfer that is described in clause (x) of, but is not a Permitted Transfer pursuant to, the immediately following clause (b) shall not be a Permitted Transfer pursuant to this clause (a)), or (b) in the case of an Investor who is not a natural person, (x) a Transfer of equity interests in such Investor or in one of its parent entities, or in the case of a Major Investor, a Transfer to one (1) or more of its affiliated investment funds or aggregation entities that is advised, sponsored or controlled by the investment manager of the Major Investor or an Affiliate thereof, that (y) in each case of this clause (b), is in a transaction that does not substantially alter the ultimate economic beneficial ownership of the Transferred Common Shares or other interests (provided that in the event of any subsequent transaction that does substantially alter the ultimate economic beneficial ownership of any of the Transferred Common Shares or interests, such transaction will not be permitted unless it is itself a Permitted Transfer) and is not designed to provide liquidity to the original investors in the applicable Major Investor, but excluding Transfers to successor, extension or continuation funds or other similar funds or vehicles; provided that, in each case of clauses (a) and (b), (i) the applicable transferee (A) is not a Competitor, a Sanctioned Person or other Person that would (based on the advice of counsel to the Company after consideration of any mitigating measures) pose material regulatory risks to the Company and (B) executes a Joinder Agreement concurrently with such Transfer, (ii) such Transfer does not result in any default under indebtedness of the Company or any of its Subsidiaries and (iii) such Transfer would not reasonably be expected to result in the transferee being deemed or presumed to have “control” of or a “controlling influence” over the Company (which such terms shall have the meanings ascribed to them in the CIBCA, the BHC Act or the rules, regulations, applications and reporting forms promulgated thereunder by the Federal Reserve).

“Permitted Transferee” means, (a) as to any Transferring Investor, any of its Affiliates (provided that such Affiliate remains an Affiliate following the Transfer), and (b) in the case of an Investor who is a natural person, any estate planning vehicle established for the benefit of such natural person or such natural person’s immediate family members (provided that such Investor retains control over the Transferred Common Shares).

“Person” means an individual, firm, body corporate (wherever incorporated), partnership, limited liability company, association, joint venture, trust, works council or employee representative body (whether or not having separate legal personality) or other entity or organization, including a government, state or agency of a state or a Governmental Authority.

“Preferred Shares” means shares of the Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, par value $1.00 per share, of the Company.

“Prior Agreement Date” means July 31, 2023.

“Recapitalization Transaction” means any transaction, or series of related transactions, (i) in which one or more classes of securities issued by the Company or any of its direct or indirect Subsidiaries are, in whole or in part on a pro rata basis among all holders of such securities, converted into, or exchanged for, securities issued by the Company or any of its direct or indirect Subsidiaries, any newly formed parent of the Company and/or any Affiliated Person of the Company (any of the foregoing, an “Issuing Person” of a Recapitalization Transaction) and (ii) that does not disproportionately and materially adversely affect any Major Investor.

“Registrable Securities” means any Company Shares (including any issuable or issued upon exercise, exchange or conversion of any securities exercisable, exchangeable or convertible into Company Shares) acquired by the Investors in the Merger or by their Permitted Transferees or other Transferees in accordance with Section 6.6 and any securities that may be issued or distributed or be issuable in respect of any such Company Shares by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (a) a registration statement with respect to the sale of such Registrable Securities has become effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such registration statement, (b) such Registrable Securities have been sold pursuant to Rule 144 and the restrictive legends on such shares have been removed, (c) such Registrable Securities are no longer subject to the terms and conditions of this Agreement, (d) such Registrable Securities have been transferred and unlegended certificates for such Registrable Securities have been issued such that the Registrable Securities can thereafter be sold without Registration or (e) held by any Person who, together with such Person’s Affiliates, beneficially owns less than one percent (1%) of the outstanding Common Shares and has satisfied the holding period requirement pursuant to Rule 144(d).

“Registration” means a registration with the SEC of the Company’s securities for offer and sale to the public under a registration statement, including pursuant to the exercise of the registration rights set forth herein.  The term “Register” shall have a correlative meaning.

“Restated Articles” means the Third Restated Articles of Incorporation of the Company.

“Restrictive Covenants” means any covenants not to disclose confidential or proprietary information or trade secrets of, not to solicit or hire employees, consultants or other service providers of, not to solicit clients, customers or other business relations of, not to disparage, and not to compete or interfere with the business of, the Company or any of its Affiliates, by which the Management Investor may be bound under any Individual Agreement to which the Management Investor is a party or under this Agreement.

“Reverence” means Reverence Capital Partners, LP.

“Reverence Holder” means RCP Neptune Holdings LP.

“Reverence Investors” means the Reverence Holder and any of its Permitted Transferees that hold Common Shares or any rights to acquire Common Shares and have become parties to this Agreement pursuant to Section 6.6.

“Rule 144” means Rule 144 (or any successor provision) under the Securities Act, as such provision is amended from time to time.

“Sale Transaction” means (a) a transaction or series of related transactions in which a Person or a group acquires more than fifty percent (50%) of the outstanding Common Shares (excluding from this clause (a) any Business Combination or Recapitalization Transaction), (b) any direct or indirect acquisition of the Company by means of merger, consolidation, exchange or contribution of equity, or other form of entity reorganization in one or a series of related transactions with or into another entity (a “Business Combination”) unless, immediately following such transaction, the direct and indirect beneficial owners of the Common Shares immediately prior to such transaction own directly or indirectly securities or other equity interests representing more than fifty percent (50%) of the voting power of the surviving entity or its direct or indirect parent holding entity in substantially the same proportion as such owners owned Common Shares immediately prior to such transaction (excluding from this clause (b) any Recapitalization Transaction), or (c) a direct or indirect sale, transfer or other disposition (other than a pledge or grant of a security interest to one or more bona fide lenders) of all or substantially all of the consolidated assets of the Company.

“Sanctioned Person” means any Person that is the target of Sanctions Laws, including (a) any Person listed in any list of designated Persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control or other U.S. or non-U.S. Sanctions Authority under Sanctions Laws, (b) any Person located, organized or resident in a country or territory subject to comprehensive sanctions (as of the Closing, Cuba, Iran, North Korea, Syria, the Crimea region and the so-called Donetsk and Luhansk People’s Republics but subject to such changes as take place over time) or (c) any Person that is the target of Sanctions Laws as a result of being fifty percent (50%) or more owned or, where relevant under applicable Sanctions Laws, controlled by any such Person or Persons or acting for or on behalf of such Person or Persons.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any Sanctions Authority.

“Sanctions Authority” means (a) the United States and its Governmental Authorities, including the Office of Foreign Assets Control of the United States Treasury Department, the Bureau of Industry and Security within the U.S. Department of Commerce (or any successor thereto) or the U.S. Department of State (or any successor thereto), (b) the European Union and its Governmental Authorities and relevant member states, (c) the United Nations Security Council, as its resolutions and actions are implemented and enforced by relevant member states, or (d) the United Kingdom and its Governmental Authorities, including His Majesty’s Treasury (or any successor thereto).

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“SEC Restricted Securities” means all Common Shares other than (a) Common Shares, the offer and sale of which have been registered under a registration statement pursuant to the Securities Act and sold thereunder, (b) Common Shares, with respect to which a sale or other disposition has been made in reliance on and in accordance with Rule 144 and the restrictive legends on such Common Shares have been removed, or (c) Common Shares, with respect to which the holder thereof shall have delivered to the Company (i) an opinion of counsel in form and substance reasonably satisfactory to the Company, delivered by counsel reasonably satisfactory to the Company, (ii) a “no-action” letter from the SEC, or (iii) such other evidence as may be reasonably satisfactory to the Company, in each case to the effect that subsequent transfers of such Common Shares may be effected without registration under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Service Recipient” means, with respect to a Management Investor, the Company or Subsidiary of the Company by which such Management Investor (or the Applicable Employee/Director with respect to such Management Investor) is, or following a Termination was most recently, principally employed or to which such Management Investor (or the Applicable Employee/Director with respect to such Management Investor) principally provides, or following a Termination was most recently principally providing, services, as applicable.

“Shelf Registration” means a Registration effected pursuant to Section 4.2.

“Shelf Registration Statement” means a registration statement of the Company filed with the SEC on either (a) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (b) if the Company is not permitted to file a registration statement on Form S-3, on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable, and, in each case, all amendments and supplements to such registration statement, including pre- and post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Sixth Street” means Sixth Street Partners LLC.

“Sixth Street Holder” means Thalassa Investments, L.P.

“Sixth Street Investors” means the Sixth Street Holder and any of its Permitted Transferees that hold Common Shares or any rights to acquire Common Shares and have become parties to this Agreement pursuant to Section 6.6.

“Specified Participating Holder” means, with respect to any Registration, any Holder of Registrable Securities covered by the applicable registration statement, which Holder is a Minimum 3% Holder.

“Sponsors” means Stone Point, Warburg, Reverence, Sixth Street and Bayview.

“Stone Point” means Stone Point Capital LLC.

“Stone Point Holder” means Trident Neptune Holdings LP.

“Stone Point Investors” means the Stone Point Holder and any of its Permitted Transferees that hold Common Shares or any rights to acquire Common Shares and have become parties to this Agreement pursuant to Section 6.6.

“Subsidiary” means, with respect to any Person, any entity of which (a) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the Subsidiaries of that Person or a combination thereof, or (b) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one (1) or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or other business entity.

“Tagged Shares” means the Common Shares being sold by a Tagging Person in the Tag-Along Trigger Sale.

“Tax” means all federal, state, local or non-U.S. income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, social security, workers’ compensation, disability, estimated, excise, severance, environmental, capital, stamp, occupation, premium, property (real or personal), real property gains, value added, intangibles, windfall profits, alternative or add-on minimum, customs, duties or other taxes or assessments, levies, imposts, tariffs or charges in the nature of a tax imposed by any Governmental Authority, together with any interest, additions, penalties or additional amounts with respect thereto.

“Taxing Authority” means any Governmental Authority responsible for the assessment, imposition, administration or collection of any Tax.

“Termination” means, with respect to a Management Investor, the termination of such related Applicable Employee/Director’s employment or services, as applicable, with the Service Recipient.

“TIAA” means Teachers Insurance and Annuity Association of America.

“TIAA Investors” means TIAA and any of its Permitted Transferees that hold Common Shares or any rights to acquire Common Shares and have become parties to this Agreement pursuant to Section 6.6.

“Transfer” means, with respect to any Common Share, any direct or indirect (but not including fund-level transfers by limited partners of a Sponsor’s private equity funds) sale, loan, exchange, assignment, pledge, hypothecation, gift or other transfer, disposition of or encumbrance of such Common Share or any legal, economic or beneficial interest in such Common Share (including any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the Investor or someone other than the Investor), whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Company Shares or other securities, in cash or otherwise), in each case, whether held in its own right or by its representative, whether voluntary or involuntary or by operation of Law and whether by merger, consolidation, sale of assets, sale of equity, public offering or otherwise; provided that, notwithstanding anything to the contrary herein, none of the following shall constitute a “Transfer” for any purpose under this Agreement (collectively, “Permitted Back Leverage Transactions”): (a) the grant of any pledge, hypothecation, lien, security interest or other encumbrance on, or with respect to, any Company Shares (or any legal, economic or beneficial interest therein) by any Major Investor (or any Affiliate thereof) in connection with any Back Leverage, or the entry into, amendment, extension, refinancing or replacement of any Back Leverage or any agreements arrangements or documentation related thereto, or (b) any transfer of, or foreclosure or other realization upon, any Company Shares (or any legal, economic or beneficial interest therein) by or to any lender, counterparty, agent, custodian or other secured party (or its designee) under any Back Leverage pursuant to the exercise of remedies under, or any other enforcement of, such Back Leverage (including any sale in lieu of foreclosure, strict foreclosure, or transfer to a nominee or custodian in connection therewith, or any subsequent sale, transfer or other disposition by any such lender, counterparty, agent, custodian, secured party or designee of any Company Shares acquired in connection with such exercise of remedies or enforcement).  For the avoidance of doubt, the term “Transfer” shall include a Transfer that is described in clause (b)(x) of the definition of the term “Permitted Transfer.”  The terms “Transferred,” “Transferee,” “Transferability,” and “Transferring” shall have meanings correlative to the foregoing.

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public (including by means of a block trade or “overnight” offering).

“Warburg” means Warburg Pincus LLC and its Subsidiaries.

“Warburg Holder” means WP Neptune Acquisition LLC.

“Warburg Investors” means the Warburg Holder and any of its Permitted Transferees that hold Common Shares or any rights to acquire Common Shares and have become parties to this Agreement pursuant to Section 6.6.

Section 1.2.          Definitions; Cross-References.

3% to 6% Holder	Section 4.1(a)(i)(B)
Additional Observer	Section 2.1(d)(ii)
Additional Observer Ownership Threshold	Section 2.1(d)(ii)
Appraiser	See definition of Fair Market Value, Section 1.1
Board Ownership Threshold	Section 2.1(b)
Business Combination	See definition of Sale Transaction, Section 1.1
Call Event	Section 3.4(a)
Call Exercise Date	Section 3.4(a)
Call Right	Section 3.4(a)
Call Right Notice	Section 3.4(a)
Callable Equity	Section 3.4(a)
Company	Preamble
Confidential Information	Section 2.2(a)
controlled	See definition of control, Section 1.1
controlling	See definition of control, Section 1.1
Demand Notice	Section 4.1(d)
Demand Period	Section 4.1(c)
Demand Registration	Section 4.1(a)(ii)
Demand Registration Statement	Section 4.1(a)(ii)
Demand Suspension	Section 4.1(e)
Demanding Party	Section 4.1(a)(ii)
EverBank	Recitals
First Release Date	Section 3.1(a)(i)
Full Release Date	Section 3.1(a)(iv)
Identified Persons	Section 2.3(a)
Initiating Person	Section 4.3(b)(ii)
Investor	Preamble
Investor Directors	Section 2.1(a)(v)
Investors	Preamble
Issuer Agreement	Section 3.2(a)
Issuing Person	See definition of Recapitalization Transaction, Section 1.1
Long-Form Registration	Section 4.1(a)(ii)
Merger Agreement	Recitals
Minimum 3% Holders	Section 4.1(a)(i)(B)
Minimum 6% Holder	Section 4.1(a)(i)(A)
Nomination Period	Section 2.1(a)
Non-Controlling Investor Status	Section 2.5
Observer	Section 2.1(d)(i)
Observer Ownership Threshold	Section 2.1(d)(i)
Permitted Back Leverage Transactions	See definition of Transfer, Section 1.1
Piggyback Registration	Section 4.3(a)
Prior Agreement	Recitals
Proposed Transferee	Section 3.3(a)
Public Sale	Section 4.3(a)
Register	See definition of Registration, Section 1.1
Registration Expenses	Section 4.8
Registration Request	Section 4.1(d)

Related Holder	Section 6.11(g)
Representative	Section 2.2(a)
Reverence Director	Section 2.1(a)(iii)
Selling Investor	Section 3.3(a)
Separation Agreement	Section 2.2(c)
Shelf Notice	Section 4.2(c)
Shelf Period	Section 4.2(b)
Shelf Registration Amount	Section 4.2(a)
Shelf Suspension	Section 4.2(d)
Short-Form Registration	Section 4.1(a)(ii)
Sixth Street Director	Section 2.1(a)(iv)
Stone Point Director	Section 2.1(a)(i)
Tag-Along Participation Notice	Section 3.3(b)
Tag-Along Sale Cap	Section 3.3(a)
Tag-Along Sellers	Section 3.3(a)
Tag-Along Trigger Sale	Section 3.1(c)
Tagging Persons	Section 3.3(a)
TIAA Director	Section 2.1(a)(v)
Transfer Notice	Section 3.3(a)
Transferability	See definition of Transfer, Section 1.1
Transferee	See definition of Transfer, Section 1.1
Transferred	See definition of Transfer, Section 1.1
Transferring	See definition of Transfer, Section 1.1
Warburg Director	Section 2.1(a)(ii)

Section 1.3.          General Interpretive Principles.

(a)          The meanings of defined terms are equally applicable to the singular and plural forms of such defined terms.

(b)          (i) The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) Section, Exhibit and Schedule references are to this Agreement, in the case of each of clauses (i) and (ii) unless otherwise specified.

(c)          The term “includes” or “including” is not limiting and means “including without limitation.”  The term “extent” in the phrase “to the extent” shall mean the degree to which a subject or other item extends and shall not simply mean “if.”  The term “any” shall mean “any and all” and the term “or” is used in the inclusive sense of “and/or.”

(d)          The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e)          Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

(f)          “Dollars” and “$” shall mean United States Dollars.

(g)          Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified, and shall be counted starting with the day immediately following the date from which such number of days is to be counted.  Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day.

(h)          Unless otherwise expressly provided in this Agreement or under applicable Law, any action taken or determination made by the Board may be taken or made in the Board’s sole and absolute discretion.

Section 1.4.          Amendment and Restatement.    Effective as of and conditioned upon the Closing, this Agreement amends, restates and supersedes in its entirety the Prior Agreement.

ARTICLE II

GOVERNANCE AND ADDITIONAL AGREEMENTS

Section 2.1.          Board of Directors.

(a)           Board of Directors.  Upon the consummation of the Merger, the Company will cause the Board to be constituted as provided in Section 6.19 of the Merger Agreement.  From and after the consummation of the Merger until the fourth anniversary of the consummation of the Merger (the “Nomination Period”), and in accordance with the procedures set forth in the Restated Articles, the Second Amended and Restated Bylaws of the Company (as amended) and the provisions of this Section 2.1 (including satisfaction of the Board Ownership Threshold), the Board shall (i) include in the Company’s slate of director nominees and recommend to its shareholders that its shareholders vote in favor of electing to the Board at the Company’s annual meeting and (ii) use reasonable best efforts to have elected as a director of the Company, including that the Company shall solicit proxies for each such person to the same extent as it does for any other nominee of the Board to the Board:

(i)           one (1) Director nominated by the Stone Point Investors (the “Stone Point Director”);

(ii)          one (1) Director nominated by the Warburg Investors (the “Warburg Director”);

(iii)         one (1) Director nominated by the Reverence Investors (the “Reverence Director”);

(iv)         one (1) Director nominated by the Sixth Street Investors (the “Sixth Street Director”); and

(v)         one (1) Director nominated by the TIAA Investors (the “TIAA Director” and, together with the Stone Point Director, the Warburg Director, the Reverence Director and the Sixth Street Director, the “Investor Directors”).

(b)          Board Ownership Threshold.  During the Nomination Period, for so long as a Major Investor owns (i) a number of Common Shares that is equal to or greater than 3% of the total issued and outstanding Common Shares immediately following consummation of the Merger (subject to adjustment after the Closing for any stock split, reverse stock split, stock dividend, stock combination or other similar recapitalization with respect to any class of Common Shares affecting the number of outstanding shares of the Company) (the “Board Ownership Threshold”), such Major Investor shall have the right (but not the obligation) to nominate one (1) Director, which will be such Major Investor’s Investor Director, and (ii) a number of Common Shares that is less than the Board Ownership Threshold, such Major Investor shall not have the right to nominate such Major Investor’s Investor Director.  In the event that a Major Investor no longer has the right to nominate such Major Investor’s Investor Director pursuant to this Section 2.1(b) as a result of such Major Investor reducing its ownership of Common Shares below the Board Ownership Threshold, such Major Investor’s Investor Director shall resign (with each such Investor Director to execute and deliver to the Board in connection with their appointment as an Investor Director an irrevocable resignation letter providing that he or she will resign effective on such date following such Major Investor falling below the Board Ownership Threshold that the earlier of the following occurs: (x) ten (10) Business Days following written notice from the Company to the applicable Major Investor that such Major Investor has fallen below the Board Ownership Threshold, unless such Major Investor has commenced a proceeding in respect of such determination or (y) the applicable Major Investor’s written confirmation to the Company that it has fallen below the Board Ownership Threshold).  No Major Investor shall nominate any Director or otherwise act, in each case, in a manner inconsistent with this Section 2.1.

(c)           Resignation; Removal; Vacancies.

(i)           Any Investor Director may resign at any time by delivering his or her resignation in writing or electronic transmission to the Company, to take effect at the time specified in the resignation.  The acceptance of a resignation, unless required by its terms, shall not be necessary to make it effective.

(ii)          If there is a vacancy on the Board in respect of an Investor Director due to such Investor Director’s resignation, removal, death or disqualification and the relevant Major Investor has the right to nominate an individual to fill such vacancy and does so, then the Board shall promptly cause the appointment of such nominee to fill such vacancy.

(iii)         With respect to the first vacancy on the Board created as a result of a Major Investor with the right to nominate an Investor Director ceasing to own the Board Ownership Threshold, if at such time the Bayview Investors own the Board Ownership Threshold then the Company shall promptly cause the election or appointment of the Observer designated by Bayview as a Director, whereupon the Observer designated by Bayview shall be deemed to be an Investor Director for all purposes of this Agreement and the Bayview Investors shall have the nomination rights set forth in, and subject to the requirements (including ownership requirements) of, this Section 2.1.

(iv)          If at any time any Investor Director would constitute twenty-five percent (25%) or more of the Directors then serving on the Board (disregarding any vacancies that may then exist), the Company shall cause a number of vacancies to be filled in accordance with Section 5.4 of the Restated Articles (and in the event of a vacancy that a particular Major Investor has a nomination right with respect to, the applicable Major Investor shall use reasonable best efforts to fill such vacancy) as soon as reasonably practicable so as to ensure that no Investor Director constitutes twenty-five percent (25%) or more of the Directors then serving on the Board.

(d)          Board Observers.

(i)           During the Nomination Period, for so long as each Major Investor owns (i) a number of Common Shares that is equal to or greater than (A) 1.5% of the total issued and outstanding Common Shares immediately following consummation of the Merger (subject to adjustment after the Closing for any stock split, reverse stock split, stock dividend, stock combination or other similar recapitalization with respect to any class of Common Shares) (the “Observer Ownership Threshold”) but under the Board Ownership Threshold or (B) the Board Ownership Threshold and such Major Investor’s Investor Director is independent and not affiliated or associated with any Major Investor, such Major Investor shall have the right (but not the obligation) to designate one (1) observer to the Board (an “Observer”), who shall have the right to be an observer to any committee of the Board, and (ii) a number of Common Shares that is less than the Observer Ownership Threshold, such Major Investor shall not have the right to designate any Observer.  Each Major Investor may replace its Observer at any time.

(ii)          During the Nomination Period, for so long as the Major Investors collectively own (i) a number of Common Shares that is equal to or greater than 15% of the total issued and outstanding Common Shares immediately following consummation of the Merger (subject to adjustment after the Closing for any stock split, reverse stock split, stock dividend, stock combination or other similar recapitalization with respect to any class of Common Shares) (the “Additional Observer Ownership Threshold”), the Major Investors (acting by majority of Common Shares then held by the Major Investors) shall have the right (but not the obligation) to designate (x) one (1) observer to the Board (the “Additional Observer”) who shall have all of the rights of an Observer, including to be an observer to any committee of the Board, and (ii) a number of Common Shares that is less than the Additional Observer Ownership Threshold, the Major Investors shall not have the right to designate an Additional Observer pursuant to this Section 2.1(d)(ii).  The Major Investors (acting by majority of Common Shares then held by the Major Investors) may replace the Additional Observer at any time.

(iii)         Each Observer shall be entitled to attend any meeting of the Board or Committee in a non-voting capacity, except (i) to the extent attendance at any such meeting would reasonably be expected to jeopardize the attorney-client privilege, (ii) to the extent attendance at any such meeting would reasonably be expected to cause confidential supervisory information prepared by, on behalf of, or for the use of financial regulatory agencies having jurisdiction over the Company or any of its Subsidiaries that is not permitted to be shared under applicable Law to be shared with or disclosed to such Observer or (iii) to the extent that the Board determines in good faith that the Observer has a conflict of interest with respect to the business of such meeting that cannot be appropriately managed through the Observer’s confidentiality obligations.  Each Observer shall be entitled to receive written notice of any meeting of the Board or Committees, and any materials made available to the Board, at the same time as the Directors, except to the extent the provision of such materials would jeopardize the attorney-client privilege, to the extent the Board determines in good faith that the Observer has a conflict of interest with respect to the subject of such materials, or if such materials contain confidential supervisory information prepared by, on behalf of, or for the use of financial regulatory agencies having jurisdiction over the Company or any of its Subsidiaries that is not permitted to be shared under applicable Law, provided, in each such case of privilege, conflict of interest or confidential supervisory information, the maximum amount of information otherwise provided to the Directors that would not entail such issues shall be shared.

(e)           Expense Reimbursement.  Directors and Observers shall be reimbursed by the Company for all actual and reasonable documented out-of-pocket costs and expenses (including reasonable travel costs) incurred by them in their capacity as Directors or Observers in accordance with Company policy.

(f)           Subsidiary Boards.  Subject to any legal and regulatory requirements, each Investor Director shall be appointed to the board of directors of the Company’s bank subsidiary.

(g)          Indemnification; Insurance.  The Company shall provide customary indemnification and exculpation rights to Directors that shall be reflected in the Company organizational documents and a customary indemnification agreement.  The Company will maintain customary directors’ and officers’ insurance in an amount and with such terms and conditions as the Board determines to be reasonable. In addition, the Company shall to the fullest extent permitted by Law pay in advance all expenses in connection with any proceedings for which directors are indemnified.

(h)          Voting Commitment.  Each Major Investor covenants to the Company (and not to any other party hereto) that until the earlier of (i) the end of the Nomination Period and (ii) such time as such Major Investor ceases to own the Observer Ownership Threshold, at any annual or special meeting of shareholders of the Company with respect to the election of Directors, such Major Investor shall (A) cause all Common Shares owned by such Major Investor to be present in person or by proxy for quorum purposes and (B) solely with respect to the election of any Director that is a Legacy WaFd Director (as defined in the Bylaw amendment attached to the Merger Agreement), vote or cause to be voted all Common Shares owned by such Major Investor as recommended by the Board with respect to such Director; provided that, in any contested election involving one or more Legacy WaFd Directors, each Major Investor shall vote or cause to be voted all Common Shares owned by such Major Investor in connection therewith in proportion to the votes cast by the other shareholders of the Company who are not party to this Agreement or officers or directors of the Company.

(i)           Miscellaneous.

(i)           The right of each Major Investor to nominate Investor Directors or appoint Observers pursuant to this Section 2.1 may only be transferred by such Major Investor to an Affiliate who acquires Company Shares from the Major Investor as a Permitted Transferee but only for so long as such transferee remains an Affiliate of such Major Investor.

(ii)          For purposes of determining the Board Ownership Threshold, Observer Ownership Threshold and Additional Observer Ownership Threshold, “ownership” of Common Shares shall, with respect to a Major Investor, be measured after reduction for any net short position in Common Shares maintained by such Major Investor. For the avoidance of doubt, Company Shares pledged, hypothecated or otherwise encumbered in connection with any Back Leverage shall be deemed to be beneficially owned by the applicable Major Investor for all purposes of this Section 2.1 to the extent the lenders therein have not taken possession of the Common Shares.

Section 2.2.          Confidentiality.

(a)          Each party hereto agrees that it shall keep confidential, and shall not disclose to any third Person or use for its own benefit (other than in connection with managing its investment in the Company and its Subsidiaries or exercising or enforcing its rights under this Agreement or any other agreement entered into with the Company or any of its Subsidiaries , without prior approval of the Board, any non-public information with respect to the Company, its Subsidiaries and any Person in which the Company holds, or contemplates acquiring, an investment (the “Confidential Information”) that is in such party’s possession on the date hereof or disclosed after the date of this Agreement to such party by or on behalf of the Company or its Subsidiaries; provided that such party may disclose any Confidential Information (i) as has become generally available to the public, was or has come into such Person’s possession on a non-confidential basis, to such Person’s knowledge, without a breach of any confidentiality obligations by the Person disclosing such information, or has been independently developed by such Person, without the use of Confidential Information, (ii) to its Affiliates and its and their respective directors, managers, officers, representatives, agents and employees and professional advisers (each, a “Representative”) who need to know such information and are directed to keep such information confidential in accordance with this Section 2.2, (iii) in the case of the Major Investors, to (A) their respective investors, limited partners or members and their respective Representatives (and, to the extent required for any such investor’s limited partner’s or member’s internal reporting obligations, Affiliates of such investor, limited partner or member) and (B) any Person who has expressed a bona fide interest in becoming an investor, limited partner or member in such Major Investor or any investment fund affiliated with such Major Investor, subject to customary confidentiality obligations to the applicable Major Investor or its Affiliates, (iv) to the extent necessary in order to comply with any Law applicable to such party or its Affiliates, or to a regulatory agency or other Governmental Authority with applicable jurisdiction  (in the case of disclosure to a regulatory agency or other Governmental Authority with supervisory jurisdiction over such party or its Affiliates in the course of a routine examination, without the prior consent of or notice to the Company), (v) with respect to a natural person, to such person’s (x) spouse and (y) attorneys, tax advisors and financial advisors who have a need to know such information for monitoring or reporting such person’s investments in the Company or for complying with such person’s obligations or enforcing such person’s rights under this Agreement; provided, in the case of both clause (x) and (y), the recipient agrees to keep such information confidential in accordance with the terms of this Section 2.2, (vi) as may be necessary in response to any summons or subpoena or in connection with any action, litigation, proceeding, investigation or arbitration, it being agreed that, unless such information has been generally available to the public, if such Confidential Information is being requested pursuant to a summons or subpoena or a discovery request in connection with any action, litigation, proceeding, investigation or arbitration, or is being provided to comply with applicable Law that is specifically targeted at the Confidential Information, then (x) the party shall, to the extent permitted by applicable Law and reasonably practicable under the circumstances, give the Company notice of such request and shall, if requested by the Company, reasonably cooperate with the Company at the Company’s sole cost and expense so that the Company may, in its discretion, seek a protective order or other appropriate remedy, if available, and (y) in the event that such protective order is not obtained (or sought by the Company after notice), such party (1) shall furnish only that portion of the Confidential Information which, in accordance with the advice of counsel, is legally required or necessary to be furnished and (2) will exercise its reasonable efforts to obtain assurances that confidential treatment will be accorded such information, and (vii) in the case of any Major Investor, to any lender, counterparty, agent, custodian, collateral agent or other secured party (or their respective Representatives) in connection with any Back Leverage, subject to the execution by such recipient of a customary confidentiality agreement (which may take the form of customary confidentiality provisions in the applicable Back Leverage documentation).  If any party (or any of its Representatives) discloses Confidential Information to any Person pursuant to clause (ii), (iii), (vi) or (vii) then such party shall be responsible for any breach of this Section 2.2 by such Person as if such Person were bound by this Section 2.2, in each case, unless such Person has entered into a customary confidentiality agreement with the Company. A Management Investor may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Further, a Management Investor who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the employer’s trade secrets to the attorney and use the trade secret information in the court proceeding if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement prohibits a Management Investor from disclosing or discussing conduct Management Investor reasonably believes to be illegal discrimination, illegal harassment, illegal retaliation, a wage and hour violation, or sexual assault, or that is recognized as against a clear mandate of public policy, or the existence of a settlement involving any such event or conduct.

(b)          The Company grants permission to the Major Investors to use the name and logo of the Company and any of its Subsidiaries, following the Closing, in ordinary course marketing materials used by the Sponsors and the Major Investors.  Such Sponsor or Major Investor shall include a trademark attribution notice giving notice of the Company’s or its Subsidiaries’ ownership of their trademarks in any marketing materials in which the Company’s or any of its Subsidiaries’ name and logo appear.

(c)          The Company, on behalf of itself and its Subsidiaries, and each other party hereto agrees that it will not, without the prior written consent of the applicable Major Investor and except as expressly permitted under the Separation Agreement, dated as of November 2, 2022, and amended as of July 31, 2023 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Separation Agreement”), by and among TIAA, the Company, TIAA, FSB and, solely for the purposes identified therein, the persons listed on Schedule I thereto, in each instance, (i) use in advertising, publicity or otherwise the name of such Major Investor, Affiliate of such Major Investor or any partner or employee of such Major Investor, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by such Major Investor, or Affiliate thereof, or (ii) represent, directly or indirectly, that any product or any service provided by the Company or its Subsidiaries has been approved or endorsed by such Major Investor or any of its Affiliates. The Company further agrees that it shall obtain the written consent from the applicable Major Investor prior to the Company’s or any of its Subsidiaries’ issuance of any public statement regarding such Major Investor or any of its Affiliates; provided that this sentence shall not prevent the Company from making disclosures required by Law or stock exchange rules.

Section 2.3.          Freedom to Pursue Opportunities.

(a)          Subject to any written agreement, including Restrictive Covenants or agreements imposing fiduciary duties on any Person and its respective Affiliates and without limiting the confidentiality obligations contained herein:  (i) each of (A) the Major Investors, (B) the Major Investors’ respective associated funds and portfolio companies, (C) the Investor Directors, (D) the other employees and representatives of the Major Investors or their respective associated funds, managers, portfolio companies and Affiliates and (E) Observers (each of the parties identified in the foregoing clauses (A) through (E), together with their Affiliates, the “Identified Persons”) has the right to, and shall have no fiduciary duty or other duty (contractual or otherwise) not to, directly or indirectly engage in the same or similar business activities or lines of business as the Company or any of its Subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, including any business activities or lines of business in competition with the Company or any of its Subsidiaries; (ii) none of the Company or any of its Subsidiaries shall have any rights in or to the business ventures of any of the Identified Persons, or the income or profits derived therefrom; (iii) the Identified Persons may do business with any potential or actual customer, supplier or other actual or potential business partner or counterparty of the Company or any of its Subsidiaries; and (iv) in the event that any of the Identified Persons acquires knowledge of a potential transaction or matter that may be an opportunity for the Company or any of its Subsidiaries (except if such Identified Person is presented such potential transaction or opportunity solely and expressly in his or her capacity as Director), such Person with knowledge of such opportunity shall have no fiduciary duty or other duty (contractual or otherwise) to communicate or present such opportunity to the Board, the Company, any of the Company’s Subsidiaries or the Company’s or its Subsidiaries’ respective Affiliates, as the case may be, and, notwithstanding anything to the contrary herein, shall not be liable to the Company or any of its Subsidiaries (or its or their respective Affiliates) for breach of any fiduciary duty or other duty (contractual or otherwise) by reason of the fact that such Person directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another person, or does not present such opportunity to the Board, the Company or any of the Company’s Subsidiaries (or any of its or their respective Affiliates).  To the fullest extent permitted by Law, the Company hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for an Identified Person and the Company or any of its Subsidiaries.  Subject to any written agreement, including Restrictive Covenants or agreements imposing fiduciary duties on any Person and its respective Affiliates, each of the Identified Persons will not be prohibited by virtue of its investment in the Company or participation on the Board from pursuing and engaging in any business ventures or arrangements, including any business ventures or arrangements that are or may be competitive with the Company or its Subsidiaries.

(b)          Each Identified Person shall be an express third-party beneficiary of the provisions set forth in Section 2.3.  Any amendments, modifications or waivers of the matters set forth in this Section 2.3 in a manner adverse to any Major Investor shall require the prior written consent of such Major Investor.

(c)          Each Investor agrees and acknowledges that the Company shall not be required to (or cause its Subsidiaries to) take any action, omit to take any action or agree to take or omit to take any action in connection with any antitrust or other regulatory risk investigation, approval or clearance arising out of an Investor’s or any of its Affiliate’s investment in any other Person.

Section 2.4.          Non-Solicitation; Non-Hire.

(a)          Subject to Section 2.4(b), no Investor (or any of its controlled Affiliates) shall, directly or indirectly, solicit for employment or employ employees of the Company or any of its Subsidiaries who has the title of Managing Director (or equivalent role) or higher during such time as such individual is employed by the Company or any of its Subsidiaries; provided that any Investor (or any of its controlled Affiliates) may (i) solicit and/or hire any former employee of the Company or any of its Subsidiaries who (A) has had his or her employment terminated by the Company or such Subsidiary prior to commencement of employment discussions between such Investor (or any of its controlled Affiliates) and such individual or (B) resigned from the Company or its Subsidiary, as applicable, at least six (6) months prior to such solicitation or hiring and (ii) make general solicitations (including through a headhunter or search firm) not targeted at such employees and hire any individuals that respond to such general solicitations.

(b)          The provisions of this Section 2.4 applicable to any Sponsor shall apply to any portfolio company of such Sponsor to the extent (and only to the extent) that any solicitation or hiring by the portfolio company was done at the direction of the private equity business of such Sponsor or was based upon Confidential Information provided by the private equity business of such Sponsor to a representative of such portfolio company.

Section 2.5.          Maintenance of Non-Controlling Investor Status.  If the Company takes any action that would or would reasonably be expected to result in any Major Investor being deemed or presumed to have “control” of or a “controlling influence” over the Company (which such terms shall have the meanings ascribed to them in the CIBCA, the BHC Act or the rules, regulations, applications and reporting forms promulgated thereunder by the Federal Reserve), the Company shall notify such Major Investor and engage in good faith efforts to restructure such Major Investor’s ownership such that such Major Investor is not deemed or presumed to have control of or a controlling influence over the Company (“Non-Controlling Investor Status”).  If, within ten (10) Business Days of providing such notice, the Company and such Major Investor do not agree to a restructuring of such Major Investor’s ownership such that such Major Investor is not deemed or presumed to have control of or a controlling influence over the Company, such Major Investor may elect to offer the Company the right, at the Company’s discretion, to buy back such portion of such Major Investor’s Company Shares as is necessary to ensure such Major Investor’s Non-Controlling Investor Status at a price per Company Share equal to such Company Shares’ Fair Market Value.  If the Major Investor offers the Company such right and the Company does not elect to purchase such portion of such Major Investor’s Company Shares as is necessary to ensure such Major Investor’s Non-Controlling Investor Status, then notwithstanding the restrictions set forth in Section 3.1(a), such Investor may Transfer its Company Shares, in whole or in part, to a third party; provided that, in each case (i) the applicable transferee is not a Competitor, a Sanctioned Person or other Person that would (based on the advice of counsel to the Company after consideration of any mitigating measures) pose material regulatory risks to the Company, (ii) such Transfer does not result in any default under indebtedness of the Company or any of its Subsidiaries and (iii) such Transfer would not reasonably be expected to result in the transferee being deemed or presumed to have “control” of or a “controlling influence” over the Company (which such terms shall have the meanings ascribed to them in the CIBCA, the BHC Act or the rules, regulations, applications and reporting forms promulgated thereunder by the Federal Reserve).

Section 2.6.          Withholding.  Except to the extent otherwise required by Law, the Company shall withhold or not withhold Taxes from any payments to be made to an Investor by the Company on the basis of, and in accordance with, any properly completed and valid Tax forms that are timely provided to the Company by such Investor and on which the Company is entitled to rely under applicable Tax Law.

ARTICLE III

TRANSFER RESTRICTIONS

Section 3.1.          General Restrictions on Transfers.

(a)          Each Investor agrees with the Company that such Investor may not Transfer any Common Shares owned as of the date of the consummation of the Merger or any legal, economic or beneficial interest in any such Common Shares (in each case, whether held in its own right or by its representative and whether voluntary or involuntary or by operation of Law) except for Permitted Transfers; provided that the Transfer restrictions shall be released as follows (with any waiver by the Company of the following releases from Transfer restrictions shall be offered pro rata to all Investors and shall be approved by the Board with all Directors nominated by Investors Transferring Common Shares in the applicable transaction recusing themselves):

(i)           following the date that is thirty (30) days after the consummation of the Merger (the “First Release Date”), the Transfer restrictions set forth in this Section 3.1(a) shall cease to apply to 10% of such Common Shares held by each Investor;

(ii)          following the date that is ninety (90) days after the consummation of the Merger, the Transfer restrictions set forth in this Section 3.1(a) shall cease to apply to an additional 10% of such Common Shares held by each Investor;

(iii)         following the date that is one hundred and eighty (180) days after the consummation of the Merger, the Transfer restrictions set forth in this Section 3.1(a) shall cease to apply to an additional 40% of such Common Shares held by each Investor; and

(iv)         following the twelve (12) month anniversary of the consummation of the Merger (the “Full Release Date”), the Transfer restrictions set forth in this Section 3.1(a) shall cease to apply to all Common Shares held by each Investor.

For the avoidance of doubt, nothing in this Agreement, including this Section 3.1(a), shall limit, restrict, impose any requirement to obtain any consent or waiver from any party or body for any Permitted Back Leverage Transaction (including the initial incurrence thereof prior to, contemporaneously with or following the consummation of the Merger and the incurrence and maintenance thereof at any time thereafter), nor shall any Permitted Back Leverage Transaction be subject to any tag-along right or joinder requirement hereunder.

(b)          Notwithstanding anything to the contrary herein, from the date hereof through July 1, 2030, each Management Investor agrees with the Company not to Transfer (on a cumulative basis, including all Transfers since the Prior Agreement Date), without the prior written consent of the Company, an amount of Common Shares that represents a greater proportion of either such Management Investor’s Common Shares owned as of the Prior Agreement Date or such Management Investor’s Company Options or Common Shares received upon exercise of Company Options than the proportion of the Common Shares held by all of the Major Investors other than the TIAA Investors as of Prior Agreement Date that have been Transferred to unaffiliated third parties by the Major Investors other than the TIAA Investors holding such Common Shares (measured on a cumulative basis since the Prior Agreement Date).  For purposes of this Section 3.1(b), “Management Investor” will not include (x) any non-employee director whose service to the Company does not continue following the consummation of the Merger or (y) any Management Investor who is not (and was not previously intended to be) bound by this Section 3.1(b) pursuant to any award agreement under the Equity Incentive Plan.

(c)          Following the First Release Date and until the Full Release Date, to the extent Transfers of Common Shares are permitted under Section 3.1(a), such Transfers of Common Shares may be effected (i) in registered public offerings (including block trades and “overnight” transactions), (ii) in sales pursuant to Rule 144 or Regulation S under the Securities Act (or an equivalent exemption to the foregoing under applicable securities Laws), (iii) in distributions to fund partners, (iv) to Affiliates (provided that such transferee remains an Affiliate following the Transfer) and (v) in other sales for value that are exempt from Registration pursuant to any rule or regulation adopted by the SEC (any sale of the type described in this clause (v) that is a Section “4(1 ½)” resale or resale under Section 4(a)(7) under the Securities Act, a “Tag-Along Trigger Sale”); provided that, except, in each case, with the approval of a majority of the Board (with all Directors nominated by Investors Transferring Common Shares in the applicable transaction recusing themselves), each Investor agrees with the Company that no disposition shall (A) knowingly be made (after reasonable inquiry in the event of a private sale) to any Person who, together with its Affiliates, would beneficially own ten percent (10%) or more of the Common Shares (to the knowledge of the Transferor), (B) knowingly be made (after reasonable inquiry in the event of a private sale) to a Person that is a Competitor or an Activist Investor (other than to an underwriter or similar financial institution acting in its capacity as an intermediary facilitating a Transfer to a third party that is not specifically directed to any such Person), or (C) be made if such transfer would result in any default under indebtedness of the Company or any of its Subsidiaries.

(d)          Any purported Transfer of Common Shares or any interest in any Common Shares other than in accordance with this Agreement and applicable Law by any holder of Common Shares, Sponsor, Investor or any other Person shall be null and void, and the Company shall refuse to recognize any such Transfer for any purpose and shall not reflect in its records any change in record ownership of Common Shares or pursuant to any such Transfer.

(e)          Each holder of Common Shares acknowledges that the SEC Restricted Securities have not been registered under the Securities Act and may not be Transferred, except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act.  Each Investor agrees with the Company that it, he or she will not Transfer any SEC Restricted Securities at any time if such action would constitute a violation of any securities Laws of any applicable jurisdiction or a breach of the conditions to any exemption from registration of SEC Restricted Securities under any such Laws or a breach of any undertaking or agreement of such Investor entered into pursuant to such Laws or in connection with obtaining an exemption thereunder.  Each Investor agrees with the Company that any SEC Restricted Securities to be held by it, him or her, or issued in connection with a Transfer pursuant to this Agreement, in each case that are represented by certificates, shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT THESE SECURITIES MAY NOT BE OFFERED, RESOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF BY THE HOLDER ABSENT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT EXCEPT (I) TO THE ISSUER OR A SUBSIDIARY THEREOF, (II) TO NON-U.S. PERSONS PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (III) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND THE APPLICABLE LAWS OF ANY OTHER JURISDICTION.  IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE SHAREHOLDERS AGREEMENT, DATED AS OF SEPTEMBER 6, 2026, BY AND AMONG THE COMPANY AND THE OTHER PARTIES THERETO AND, AMONG OTHER THINGS, MAY NOT BE OFFERED OR SOLD, EXCEPT IN COMPLIANCE WITH SUCH TRANSFER RESTRICTIONS.  A COPY OF SUCH SHAREHOLDERS AGREEMENT IS ON FILE WITH THE COMPANY AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR.  THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SHAREHOLDERS AGREEMENT.

(f)           No party hereto shall grant any proxy or enter into or agree to be bound by any voting trust with respect to any Common Shares or enter into any agreements or arrangements of either kind with any Person with respect to any Common Shares inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other Investors or holders of Common Shares who are not parties to this Agreement), including agreements or arrangements with respect to the acquisition, disposition or voting (if applicable) of any Common Shares, nor shall any Investor act, for any reason, as a member of a group or in concert with any other Persons in connection with the acquisition, disposition or voting (if applicable) of any Common Shares in any manner which is inconsistent with the provisions of this Agreement.

(g)          Subject to Article III, if any holder of Company Shares seeks to effectuate a distribution in kind of all or part of its Company Shares to its direct or indirect equityholders, the Company will reasonably cooperate with and assist such holder of Company Shares, such equityholders and the Company’s transfer agent to facilitate such distribution in kind in the manner reasonably requested by such holder of Company Shares (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of Company Shares without restrictive legends, to the extent no longer applicable).

(h)          The Company shall remove any restrictive legends on any Company Shares held by any Investor promptly upon request by such Investor if such legend is not, in the reasonable determination of the Company upon the advice of legal counsel, required to comply with applicable securities laws; provided that the Company may require customary documentation evidencing the propriety of removal prior to any such removal other than in connection with a transfer made pursuant to an effective registration statement.

Section 3.2.          Back Leverage Cooperation.

(a)          If requested by any Major Investor, the Company will provide the following cooperation in connection with the Major Investor obtaining any Back Leverage:  (a) entering into a customary issuer agreement (an “Issuer Agreement”) with each lender or counterparty providing such Back Leverage in such form as may be reasonably acceptable to the Company, (b) if so requested in writing by such lender or counterparty, as applicable, re-registering any pledged Company Shares, in the name of the relevant lender, counterparty, custodian or similar party to a Back Leverage, in certificated or restricted book-entry form on the books and records of the Company’s transfer agent, in each case, subject to appropriate transfer restrictions and related restrictive legends, (c) entering into customary triparty agreements reasonably acceptable to the Company with each lender or counterparty and the Major Investor relating to the delivery of the relevant Company Shares, in certificated or restricted book-entry form on the books and records of the Company’s transfer agent, subject to appropriate transfer restrictions and related restrictive legends, to the relevant lender or counterparty for crediting to the relevant collateral accounts upon funding of any Back Leverage and payment of the purchase price, (d) if so requested by the Major Investor in writing, including exceptions to any underwriters’ lock-up to allow incurrence or maintenance of the Back Leverage and exercise of remedies thereunder (which lock-up may require that the transferee in connection with the exercise of such remedies execute a similar lock-up in connection with any such transfer), (e) delivering, or causing the Company's counsel to deliver, customary legal opinions to the applicable lenders or counterparties in connection with the Back Leverage upon the reasonable request of such Major Investor and/or (f) such other cooperation and assistance in connection with such Back Leverage as the Major Investor or such lender or counterparty reasonably requests in writing. Upon request by any Major Investor, the Company and the Major Investor shall consider in good faith any amendments to this Agreement or the Certificate of Designation proposed by such lender or counterparty as necessary to facilitate the consummation of the Back Leverage, and the Company and the Major Investor shall consent to any such amendment that is not adverse in any material respect to the interests of the Company or the Major Investor, as applicable (as determined in good faith by the Company or the Major Investor, as applicable). Notwithstanding any provision herein to the contrary, any cooperation in furtherance of this Section 3.2 shall occur during normal business hours and in a manner so as not to interfere with normal business operations of the Company; provided that, with respect to any exercise of remedies under a Back Leverage, the Company shall provide such cooperation as promptly as reasonably practicable regardless of whether such request is made during normal business hours.

(b)          The Major Investors acknowledge and agree that, other than the delivery of customary legal opinions pursuant to clause (e) of Section 3.2(a), nothing in this Section 3.2 shall require the Company to facilitate due diligence or deliver any information beyond information or other materials that are reasonably obtainable by the Company or consistent with the scope of information that the Company is required to disclose under the Securities Act or the Exchange Act and are reasonably necessary in connection with obtaining any Back Leverage. The Major Investors acknowledge and agree that the statements and agreements of the Company in an Issuer Agreement are solely for the benefit of the applicable lenders party thereto and that in any dispute between the Company and the Major Investor under this Agreement, the Major Investor shall not be entitled to use the statements and agreements of the Company in an Issuer Agreement against the Company.

(c)          Each Major Investor, as applicable, shall reimburse the Company for the Company’s reasonable and documented out-of-pocket costs and expenses, not to exceed $150,000, incurred in connection with actions requested by such Major Investor pursuant to this Section 3.2.

Section 3.3.          Tag-Along Rights.

(a)          In the case of any Tag-Along Trigger Sale (other than any Permitted Back Leverage Transaction, which shall be excluded from the provisions in this Section 3.3), the Investor (in such capacity, the “Selling Investor”) proposing to Transfer Common Shares shall give the Major Investors written notice (the “Transfer Notice”) (which such notice shall be given at least twenty (20) days prior to such Tag-Along Trigger Sale), specifying in reasonable detail the identity of the prospective Transferee(s) (the “Proposed Transferee”), the number of Common Shares to be Transferred and the material terms and conditions (including the proposed purchase price per Common Share) of the Transfer (including any related transaction documents available at the time the Transfer Notice is given) and including an invitation to each Major Investor to elect (Major Investors who make such an election being “Tagging Persons,” and, together with the Selling Investors and all other Persons who otherwise are Transferring, the “Tag-Along Sellers”) to include Common Shares held by such Tagging Person in the Tag-Along Trigger Sale (not in any event to exceed such Tagging Person’s Tag-Along Sale Cap).  For any Tagging Person, such Tagging Person’s “Tag-Along Sale Cap” is the product of (i) a fraction, the numerator of which is the number of Common Shares proposed to be Transferred in such Tag-Along Trigger Sale by the Selling Investor and the denominator of which is the total number of Common Shares beneficially owned by the Selling Investor and (ii) the total number of Common Shares beneficially owned by such Tagging Person.

(b)          Upon delivery of a Transfer Notice, each Major Investor may elect to sell Tagged Shares at the same price per Common Share as the Selling Investor is Transferring its Common Shares and otherwise on equivalent terms and conditions as the Selling Investor as set forth in the Transfer Notice by sending an irrevocable written notice (a “Tag-Along Participation Notice”) to the Selling Investor within ten (10) Business Days of the date of the Transfer Notice, indicating its, his or her election to sell the number and type of Common Shares specified by such Major Investor in such Tag-Along Participation Notice (such specified number not in any event to exceed the Tag-Along Sale Cap for such Major Investor).  Following such ten (10)-Business Day period, each Tagging Person that has delivered a Tag-Along Participation Notice shall be entitled to sell to such Proposed Transferee on the terms and conditions set forth in the Transfer Notice and this Section 3.3, concurrently with the Selling Investor and the other Tag-Along Sellers, the number of Common Shares validly set forth in its Tag-Along Participation Notice, subject to the cutbacks specified above and in Section 3.3(g).  If a Tagging Person does not timely deliver a Tag-Along Participation Notice, its tag-along rights will be deemed waived in regard to such Tag-Along Trigger Sale (but not in connection with any other Tag-Along Trigger Sale) and the Selling Investor may Transfer the applicable Common Shares at a price no higher than, and on other terms no more favorable to the Selling Investors than as set forth in the Transfer Notice.

(c)          In order to be entitled to exercise its, his or her right to sell Common Shares in a Tag-Along Trigger Sale pursuant to this Section 3.3, each Tagging Person must agree to make to the Proposed Transferee the same representations, warranties, covenants, indemnities and agreements as the Selling Investor agrees to make in connection with the Tag-Along Trigger Sale, including agreeing to customary confidentiality and other similar provisions and further assurance covenants; provided that (i) each Tagging Person (A) shall not be required to make any representations or warranties except customary representations and warranties as to such Tagging Person’s own existence, capacity, authority, solvency, enforceability, title to the Common Shares being transferred in the Tag-Along Trigger Sale, absence of conflicts, required approvals in connection with such Tag-Along Trigger Sale and absence of brokers, on a several and not joint basis (in accordance with such Tagging Person’s pro rata ownership in the Company) and (B) shall not be required to agree to a release, except with respect to its prior ownership of the Company; and (ii) no Sponsor or Major Investor shall be required to (A) agree to any representations, warranties, covenants, indemnities and agreements that would disproportionately adversely affect such Sponsor or Major Investor (it being understood that any non-competition, non-interference or customer or client non-solicitation covenant would be deemed to disproportionately adversely affect a given Sponsor or Major Investor), or (B) agree to any obligation other than those being agreed to by the Selling Investor in connection with the consummation of a Tag-Along Trigger Sale, provided that such Major Investor is not disproportionately adversely affected.  The sole avenue of recourse for a Proposed Transferee in a Tag-Along Trigger Sale shall be through an indemnification escrow, without any right to pursue a claim against any Tag-Along Seller directly, except for claims arising from such Tag-Along Seller’s fraud.  Notwithstanding the foregoing, no Tag-Along Seller will be required to bear more than its pro rata portion of any escrows, holdbacks, adjustments or indemnification obligations (based on consideration received in such Tag-Along Trigger Sale) except for any breaches of such Tag-Along Seller’s representations, warranties or covenants and no Tag-Along Seller will be liable for an amount in excess of the consideration received by such Tag-Along Seller (taking into account amounts in escrow) or for breaches of another Tag-Along Seller.

(d)          All costs and expenses relating to the Transfer of Common Shares in a Tag-Along Trigger Sale to the extent benefiting all Tagging Persons (excluding any costs or expenses incurred by any Management Investors in connection with negotiating or entering into new employment, equity or similar arrangements with the Proposed Transferee) shall be borne on a pro rata basis by all Tag-Along Sellers proportional to the proceeds to be received by such Tag-Along Seller.

(e)          Subject to Section 3.3(c), in connection with each Tag-Along Trigger Sale, each Tagging Person shall take or cause to be taken all such actions as the Selling Investor reasonably requests in order to consummate expeditiously such Tag-Along Trigger Sale pursuant to this Section 3.3, including (i) executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments, (ii) filing applications, reports, returns, filings and other documents or instruments with Governmental Authorities and (iii) otherwise reasonably cooperating with the Selling Investor and the Proposed Transferee.

(f)           Notwithstanding the delivery of any Transfer Notice, all determinations as to whether to complete any Tag-Along Trigger Sale and as to the timing, manner, price and other terms and conditions of any such Tag-Along Trigger Sale shall be at the sole discretion of the Selling Investor (provided that if there shall be any material change in any of the foregoing after the Transfer Notice is delivered (it being understood that any change in price would be deemed to be a material change after the Transfer Notice is delivered), then the Selling Investor must deliver a new Transfer Notice and the procedures set forth in this Section 3.3 must once again be complied with as if it were a new proposed Tag-Along Trigger Sale), and the Selling Investor and its Affiliates shall have no liability to any other party hereto arising from, relating to or in connection with the pursuit, consummation, postponement, abandonment, termination or terms and conditions of any proposed Tag-Along Trigger Sale, except to the extent such Selling Investor failed to comply with the provisions of this Section 3.3.

(g)          If the Proposed Transferee elects to purchase less than all of the Common Shares sought to be Transferred by the Tag-Along Sellers, the number of Common Shares to be Transferred to such Proposed Transferee by each of the Tag-Along Sellers shall be proportionately reduced so that each of the Selling Investor and the Tagging Persons are entitled to sell their pro rata portion (based on the number of Common Shares each holds) of the number of Common Shares the Proposed Transferee elects to have Transferred to it; provided that if this would require a Tag-Along Seller to sell more Common Shares than it has elected to sell pursuant to its Tag-Along Participation Notice, the right to sell such excess Common Shares will be reallocated among the Tag-Along Sellers in accordance with the foregoing and this process shall be repeated until the right to sell all Common Shares that the Proposed Transferee elects to purchase have been allocated.  No Selling Investor will sell any Common Shares to the Proposed Transferee unless the Proposed Transferee purchases all Common Shares it is to purchase from Tagging Persons in accordance with this Section 3.3.

(h)          A Tagging Person shall receive the same pro rata consideration as the Selling Investor with respect to both the form and amount of consideration (including if the transaction involves an election as to the form of consideration, the ability to make such an election) for the Tagged Shares being sold by the Tagging Person, and the other terms and conditions of a Tagging Person’s Transfer will be no less favorable than those that apply to the Selling Investor.

(i)           If the closing of the Tag-Along Trigger Sale to the Proposed Transferee (whether or not a Major Investor has exercised its rights under this Section 3.3) shall not have been completed within two hundred seventy (270) days after the date of the delivery of the Transfer Notice, the provisions of this Section 3.3 shall again be required to be satisfied as if no Transfer Notice had been given with respect thereto.

Section 3.4.          Call Rights.

(a)          Each Management Investor agrees that, so long as any Major Investor owns any Common Shares, the Company will have the right, but not the obligation, to purchase (the “Call Right”) all, or a portion of, the Company Shares beneficially owned, directly or indirectly, by such Management Investor as a result of the exercise of a Company Option (the “Callable Equity”) following the occurrence of a Termination while any Restrictive Covenant as to non-solicitation of employees or customers or non-competition is in effect or a breach of any Restrictive Covenant (a “Call Event”), as provided in this Section 3.4.  Upon a Call Event, the Company may exercise the Call Right with respect to all or any portion of the Callable Equity by one or more written notices (each, a “Call Right Notice”) delivered to the Management Investor at any time following the date of the occurrence of such Call Event (the date such notice is given being the “Call Exercise Date”).  Upon the giving of a Call Right Notice, the Company will be obligated to purchase and the applicable Management Investor shall be obligated to sell all (or any lesser portion indicated in the Call Right Notice) of the Callable Equity for the consideration calculated as set forth below; provided that, solely to the extent required for the applicable Company Option to be accounted for as an equity award under ASC Topic 718, the Call Right shall not be exercisable until the day immediately following the six (6)-month anniversary of the date on which the applicable Company Option became vested.

(b)          Upon the exercise of the Call Right, the applicable Management Investor shall cease to have any rights with respect to the Callable Equity.  The purchase price for the Callable Equity for which the Company has exercised its Call Right shall be the fair market value of such Callable Equity as determined by the Board in good faith using a reasonable valuation methodology consistently applied; provided that, if in the event of a Termination for Cause or a breach of the Restrictive Covenants by the Applicable Employee/Director, the purchase price shall be the lesser of (i) fair market value, as so determined, and (ii) (A) the aggregate exercise price paid by such Applicable Employee/Director to acquire such Callable Equity minus (B) any dividends paid or payable to such Applicable Employee/Director since the date of exercise.

(c)          The purchase price for the Callable Equity will be paid to the applicable Management Investor in cash, by cashier’s check or by wire transfer of funds; provided that, if such cash repurchase is limited by the Company’s financing documents or applicable Law, the repurchase price may be paid by a promissory note with a market rate of interest, with such promissory note to be repaid as soon as permitted under the Company’s financing documents or applicable Law.  The Management Investor will cause the Callable Equity to be delivered to the Company at the closing free and clear of all liens, claims, charges or encumbrances of any kind, other than those which continue to apply pursuant to the terms of this Agreement, the Equity Incentive Plan or the applicable award agreement.

(d)          In addition to the provisions set forth in this Section 3.4, the Company shall have the right to purchase, from time to time, all or a portion of the Callable Equity owned by any Management Investor or any of his or her Permitted Transferees to the extent set forth in the Equity Incentive Plan, any Individual Agreement or other agreement pursuant to which the applicable Company Options were granted or issued, in each case upon the terms and subject to the conditions set forth in such agreement.

ARTICLE IV

REGISTRATION RIGHTS

Section 4.1.          Demand Registration.

(a)          Demand by Investors.

(i)           From and after the First Release Date:

(A)         each Major Investor or a Transferee thereof (so long as such Major Investor or Transferee, as applicable, beneficially owns 6% of the total issued and outstanding Common Shares immediately following consummation of the Merger (subject to adjustment after the Merger for any stock split, reverse stock split, stock dividend, stock combination or other similar recapitalization with respect to any class of Common Shares)) (each, a “Minimum 6% Holder”) may make a written request, individually or as a group of no less than two Minimum 6% Holders, as the case may be, to the Company, and the Company shall, subject to the terms contained in this Article IV, be required to undertake up to but in no event more than three (3) Registrations (each of which may be a shelf registration as contemplated by Section 4.2) of Registrable Securities of each such Minimum 6% Holder; provided that, in the case of a written request delivered by a group of no less than two Minimum 6% Holders, such participating Minimum 6% Holders may elect that such Demand Registration shall only be counted against the remaining Registration(s) available to one of the participating Minimum 6% Holders mutually selected by the participating Minimum 6% Holders and identified in such written request; provided, further, however, each Registration must involve a request for an offering with estimated net proceeds (assuming a reasonable market and underwriting discount) of at least fifty million dollars ($50,000,000) of Registrable Securities of the Minimum 6% Holder or a group of no less than two Minimum 6% Holders, as the case may be; and

(B)         each Investor (so long as such Investor beneficially owns 3% of the total issued and outstanding Common Shares immediately following consummation of the Merger (subject to adjustment for any stock split, reverse stock split, stock dividend, stock combination or other similar recapitalization with respect to any class of Common Shares)) (each, a “3% to 6% Holder,” and, together with the Minimum 6% Holders, “Minimum 3% Holders”) may make a written request, individually or as a group of no less than two Minimum 3% Holders, as the case may be, to the Company to, and the Company shall, subject to the terms contained in this Article IV, be required to undertake up to but in no event more than one (1) Registration (which may be a shelf registration as contemplated by Section 4.2) of Registrable Securities of each such 3% to 6% Holder (for the avoidance of doubt, the aggregate number of Registrations available to any participating Minimum 6% Holder in such group shall be governed by Section 4.1(a)(i)(A)); provided that, in the case of a written request delivered by a group of no less than two Minimum 3% Holders, such participating Minimum 3% Holders may elect that such Demand Registration shall only be counted against the remaining Registration(s) available to one of the participating Minimum 3% Holders mutually selected by the participating Minimum 3% Holders and identified in such written request; provided, further, however, such Registration must involve a request for an offering with estimated net proceeds (assuming a reasonable market and underwriting discount) of at least fifty million dollars ($50,000,000) of Registrable Securities of the Minimum 3% Holder or a group of no less than two Minimum 3% Holders, as the case may be.

(C)         For purposes of this Section 4.1 and solely with respect to the Preferred Shares, the Investor holding Preferred Shares as of the date hereof shall each be deemed to be a Minimum 3% Holder with respect to such Preferred Shares regardless of such Investor’s ownership of Common Shares.

(ii)          Any Minimum 3% Holder requesting a Registration pursuant to Section 4.1(a)(i) shall hereinafter be referred to as a “Demanding Party.”  Any such requested Registration shall be (A) on Form S-1 or any similar long-form registration statement (a “Long-Form Registration”) or (B) on Form S-3 or any similar short-form registration statement (a “Short-Form Registration”) if the Company is qualified to use such short form.  Any such Long-Form Registration or Short-Form Registration (including a Shelf Registration) shall hereinafter be referred to as a “Demand Registration.”  Each request for a Demand Registration shall specify the kind and aggregate amount of Registrable Securities to be Registered and the intended methods of disposition thereof.  Within (I) forty-five (45) days in the case of a request for a Long-Form Registration or (II) fifteen (15) days in the case of a request for a Short-Form Registration, the Company shall file a registration statement relating to such Demand Registration (a “Demand Registration Statement”), and shall use its reasonable best efforts to cause such Demand Registration Statement to promptly be declared effective under the Securities Act and the “Blue Sky” Laws of such jurisdictions as any Participating Holder or any underwriter, if any, reasonably requests.

(b)          Demand Withdrawal.  Any Minimum 3% Holder may withdraw all or any portion of its Registrable Securities from a Demand Registration at any time prior to (i) the effectiveness of the applicable Demand Registration Statement, or (ii) in the case of an Demand Registration Statement that relates to an Underwritten Offering, the execution of an underwriting agreement with respect to any such Underwritten Offering, in the case of each of clause (i) or (ii), by delivering written notice to the Company of such Minimum 3% Holder’s request to withdraw all or any portion of its Registrable Securities.  If any Minimum 3% Holder withdraws all of its Registrable Securities included in the Registration Request, such withdrawn Registration Request shall not count as one of the applicable Minimum 3% Holder’s Demand Registrations.

(c)          Effective Registration.  The Company shall be deemed to have effected a Demand Registration if the Demand Registration Statement has become effective and remains effective for not less than one hundred eighty (180) days (or such shorter period as shall terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn, or such longer period extended to any Demand Suspension on the use of such Demand Registration Statement), or if such Demand Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by Law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the “Demand Period”).  No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) the conditions to closing specified in the underwriting or similar agreement, if any, entered into in connection with such Demand Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting or similar agreement by the Demanding Party.  The Company shall use its reasonable best efforts to keep any Demand Registration Statement filed in response to a Registration Request effective for as long as is necessary for the Demanding Party to dispose of the covered securities.

(d)          Demand Notice.  Promptly upon receipt of any request for a Demand Registration pursuant to Section 4.1(a) (a “Registration Request”) (but in no event more than five (5) Business Days thereafter), the Company shall deliver a written notice (a “Demand Notice”) of any such Registration Request to the other Holders, which such notice shall offer the Holders the opportunity to Register under the Demand Registration Statement for such Demand Registration such number of Registrable Securities as each such Holder may request in writing.  The Company shall include in such Demand Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the date that the Demand Notice has been received.  All requests made pursuant to this Section 4.1(d) shall specify the aggregate amount of Registrable Securities to be registered and the intended method of distribution of such securities.  At any time prior to the Registration, the Demanding Party(ies) may revoke such request, without liability to any of the other Demanding Party(ies), by providing a notice to the Company revoking such request and such withdrawn Registration Request shall not count as one of the applicable Demanding Party’s Demand Registrations.

(e)          Delay in Filing; Suspension of Registration.  If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (i) for a period exceeding twenty (20) Business Days on any one (1) occasion or (ii) on more than two (2) occasions in any twelve (12)-month period; provided, further, that the Company shall not be permitted to exercise a Demand Suspension unless all Holders are suspended from use of the Demand Registration Statement and the use of all other effective registration statements of the Company are suspended, and no other registration statement is filed during such Demand Suspension.  In the case of a Demand Suspension, the Holders with Registrable Securities covered by such Demand Registration Statement agree to suspend use of the applicable prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above.  The Company shall immediately notify such Holders upon the termination of any Demand Suspension, amend or supplement the prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to such Holders such numbers of copies of the prospectus as so amended or supplemented as such Holders may reasonably request.  The Company agrees, if necessary, to supplement or make amendments to the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Demanding Party(ies).

(f)           Underwritten Offering.  If one or more Demanding Parties request, an offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering and the Holders holding a majority of the Registrable Securities to be included in such Demand Registration shall have the right to select the managing underwriter or underwriters to administer the offering.

(g)          Priority of Demand Registrations.  If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration (or, in the case of a Demand Registration not being underwritten, the Demanding Party(ies)) advise the board of directors of the Company in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the securities to be included in such Demand Registration shall be allocated, (i) first, pro rata among the Holders (including the Demanding Party(ies)) that have requested to participate in such Demand Registration based on the relative number of Registrable Securities then held by each such Holder (provided that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner) and (ii) next, and only if all the securities referred to in clause (i) have been included, the number of securities that the Company proposes to include in such Registration that, in the opinion of the managing underwriter or underwriters (or the Demanding Party(ies), as the case may be) can be sold without having such adverse effect; provided, however, that the number of Registrable Securities to be included in such Demand Registration shall not be reduced unless all other securities of the Company held by Management Investors are first entirely excluded from such Registration if the managing underwriter or underwriters determine that the participation of the Management Investors (as a group or with respect to any Management Investor individually), when taken together with the other Registrable Securities proposed to be included in such Demand Registration, would have a materially detrimental effect on the proposed Underwritten Offering.  If such reduction results in a reduction of more than twenty-five percent (25%) of the Registrable Securities requested by the Demanding Party to be included in such Demand Registration, such Demand Registration shall not count as one of such Demanding Party’s Demand Registrations.

(h)          Certain Distributions to Affiliates.  In the event any Holder requests to participate in a registration pursuant to this Section 4.1 in connection with a distribution of Registrable Securities to its direct or indirect partners, equityholders or members, the registration shall provide for resale by such direct or indirect partners, equityholders or members, if requested by the Holder.

(i)           Legal Counsel to the Holders. The Demanding Party(ies) shall be entitled to select one legal counsel to represent the Holders participating in any Demand Registration, and the reasonable fees and disbursements of such legal counsel shall be subject to reimbursement pursuant to Section 4.8.

Section 4.2.          Shelf Registration.

(a)           Shelf Registration.  On the date that is five (5) Business Days prior to the First Release Date, the Company shall use its reasonable best efforts to file with the SEC a Shelf Registration Statement relating to the offer and sale by Holders from time to time of the number of Registrable Securities specified in the requests of such Specified Participating Holder(s) pursuant to this Section 4.2 and the other Minimum 3% Holders pursuant to Section 4.2(c) in accordance with the methods of distribution elected by such Specified Participating Holder(s) and set forth in the Shelf Registration Statement (which for the avoidance of doubt shall include, if requested by any such Specified Participating Holder, distributions-in-kind to fund partners pursuant to such Registration Statement), and, as promptly as practicable thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act; provided that the Company shall use reasonable efforts to file such Shelf Registration Statement on the Closing Date subject to availability of required financial information.  If requested by any Specified Participating Holder, the Company shall pay the registration fee for all Registrable Securities to be registered in accordance with the Shelf Registration Statement at the time of filing and shall not elect to pay any portion of the registration fee on a deferred basis.  At any time prior to or after the filing of a Shelf Registration Statement, any Specified Participating Holder may request that the number of its Registrable Securities (if any) previously requested to be registered on such Shelf Registration Statement be increased to a larger number of its Registrable Securities and the Company shall thereafter use its reasonable best efforts to effect such increase for such Shelf Registration Statement as promptly as practicable thereafter.  The aggregate number of Registrable Securities that the Specified Participating Holder requests to be so registered on such Shelf Registration Statement (as increased from time to time at the election of any Specified Participating Holder pursuant to the immediately foregoing sentence) shall be referred to in this Section 4.2 as the “Shelf Registration Amount.”  If, on the date of any such request, the Company does not qualify to file a Shelf Registration Statement under the Securities Act, the provisions of this Section 4.2 shall not apply, and the provisions of Section 4.1 shall apply instead.

(b)          Continued Effectiveness.  The Company shall use its reasonable best efforts to keep such Shelf Registration Statement (or any replacement or successor Shelf Registration Statement) continuously effective under the Securities Act in order to permit the prospectus forming a part thereof to be usable by Holders until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another registration statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) and (ii) the date as of which each of the Holders beneficially owns less than one percent (1%) of the outstanding equity securities of the Company (such period of effectiveness, the “Shelf Period”).  Subject to Section 4.2(d), the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless the Company believes in good faith that such action or omission is required by applicable Law.

(c)          Shelf Notice.  Promptly upon receipt of any request by a Minimum 3% Holder to file a Shelf Registration Statement or any request by a Specified Participating Holder to increase the number of its Registrable Securities registered on such Shelf Registration Statement pursuant to Section 4.2(a) (but in no event more than five (5) Business Days thereafter), the Company shall deliver a written notice (a “Shelf Notice”) of any such request to the other Holders specifying the Shelf Registration Amount.  Each of such other Minimum 3% Holders shall have the right to include in such registration its Registrable Securities by delivering an irrevocable written notice to the Company specifying the number of Registrable Securities such Minimum 3% Holder desires to so include no later than fifteen (15) days after the delivery of the Shelf Notice, and the Company shall include in such registration the number of Registrable Securities for which the Company receives written notice in accordance with this provision.

(d)          Suspension of Registration.  If the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided that the Company shall not be permitted to exercise a Shelf Suspension (i) for a period exceeding twenty (20) Business Days on any one (1) occasion or (ii) on more than two (2) occasions in any twelve (12)-month period; provided, further, that the Company shall not be permitted to exercise a Shelf Suspension unless all Holders are suspended from use of the Shelf Registration Statement and the use of all other effective registration statements of the Company are suspended, and no other registration statement is filed during such Shelf Suspension.  In the case of a Shelf Suspension, the Holders with Registrable Securities covered by such Shelf Registration Statement agree to suspend use of the applicable prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above.  The Company shall immediately notify such Holders upon the termination of any Shelf Suspension, amend or supplement the prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to such Holders such numbers of copies of the prospectus as so amended or supplemented as such Holders may reasonably request.  The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by any Minimum 3% Holder.

(e)          Underwritten Offering.  If a Minimum 3% Holder so elects, an offering of Registrable Securities pursuant to the Shelf Registration Statement shall be in the form of an Underwritten Offering, the Company shall amend or supplement the Shelf Registration Statement for such purpose, and the Holders holding a majority of the Registrable Securities to be included in such Underwritten Offering shall have the right to select the managing underwriter or underwriters to administer such offering.  Any Minimum 3% Holder may participate in a Marketed shelf take-down initiated by other Minimum 3% Holders in connection with the exercise of their registration rights as set forth in Section 4.1 or Section 4.2(a).  The number of Marketed shelf take-downs and non-Marketed shelf take-downs to which the Minimum 3% Holders are entitled shall be unlimited.  The provisions of Section 4.1(h) shall apply to any Underwritten Offering pursuant to this Section 4.2(e); provided, however, notwithstanding the foregoing or anything in this Agreement to the contrary, in no event shall any Minimum 3% Holder be required to permit the offering and sale of Registrable Securities held by any other Holder in connection with any sale under a Shelf Registration Statement that is a non-Marketed shelf take-down (including any “bought deal” or an “overnight” offering).  Any Holder not included in a “bought deal” or an “overnight” offering shall not be subject to any underwriter lock-up as it relates to such “bought deal” or “overnight” offering, and the Company shall not be prohibited by any underwriter lock-up to effect any “bought deal” or “overnight” offering or any other exercise of the registration rights hereunder (provided, however, that the foregoing shall not operate to prevent the Company from (x) consummating a registered public offering that is a capital raising transaction determined by the Board to be necessary or advisable to comply with applicable bank regulatory requirements and/or any of its internal capital targets policies or (y) performing its obligations under this Agreement with respect to an offering in which all Holders have the opportunity to participate).

(f)           Legal Counsel to the Holders.  (a) The requesting Minimum 3% Holder(s) shall be entitled to select one legal counsel to represent the Holders participating in any Shelf Registration or shelf take-down requested by such Minimum 3% Holder(s), and (b) in the case of a Shelf Registration filed by the Company pursuant to Section 4.2(a), the Holders of a majority of Registrable Securities outstanding shall be entitled to select one legal counsel to represent such Holders, and for each of the foregoing (a) and (b), the reasonable fees and disbursements of such legal counsel shall be subject to reimbursement pursuant to Section 4.8.

(g)          For purposes of this Section 4.2 and solely with respect to the Preferred Shares, the Investor holding Preferred Shares as of the date hereof shall be deemed to be a Minimum 3% Holder with respect to such Preferred Shares regardless of such Investor’s ownership of Common Shares; provided that such Investor may request up to a maximum of one Underwritten Offering in respect of the Preferred Shares pursuant to Section 4.2(e) in any calendar year.

Section 4.3.          Piggyback Registration

(a)          Participation.  If the Company at any time proposes to file a registration statement under the Securities Act with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a registration incidental to an issuance of debt securities under Rule 144A, (ii) a Registration on Form S-4 or S-8 or any successor form to such forms, (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement, a dividend reinvestment plan, or a merger or consolidation) or (iv) a Demand Registration pursuant to which the Holders receive a Demand Notice) (a “Public Sale”), then, as soon as reasonably practicable (and in no event more than five (5) Business Days thereafter), the Company shall give written notice of such proposed filing to the Holders, and such notice shall offer the Holders the opportunity to Register under such registration statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”).  Subject to Section 4.3(b), the Company shall include in such registration statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt by such Holders of any such notice (or ten (10) Business Days in the case of a Shelf Notice); provided that if at any time after giving written notice of its intention to Register any securities and prior to the effective date of the registration statement filed in connection with such Registration, the Company shall determine for any reason not to Register or to delay Registration of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Minimum 3% Holders to request that such Registration be effected as a Demand Registration under Section 4.1 and Section 4.2, and (ii) in the case of a determination to delay Registering, in the absence of a request for a Demand Registration, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering such other securities in the offering.  If the offering pursuant to such registration statement is to be underwritten, then each Holder making a request for a Piggyback Registration pursuant to this Section 4.3(a) must, and the Company shall make such arrangements with the managing underwriter or underwriters so that each such Holder may, subject to Section 4.3(b), participate in such Underwritten Offering.  If the offering pursuant to such registration statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 4.3(a) must, and the Company shall make such arrangements so that each such Holder may, subject to Section 4.3(b), participate in such offering on such basis.  Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such registration statement.

(b)          Priority of Piggyback Registration.  If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration informs the Company and the Holders of Registrable Securities in writing that, in its or their opinion, the number of securities which such Holders and any other Persons intend to include in such Piggyback Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Piggyback Registration shall be:

(i)           in the case of a registration statement initiated by the Company for its own account which gives rise to a Piggyback Registration, (A) first, one hundred percent (100%) of the securities proposed to be sold in such Piggyback Registration by the Company proposing to sell, and (B) second, and only if all the securities referred to in clause (A) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated pro rata among the Investors, the Management Investors and the Directors that have requested to participate in such Registration based on the relative number of Registrable Securities then held by each such Holder (provided that any securities thereby allocated to such a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner) and (C) third, and only if all of the Registrable Securities referred to in clause (B) have been included in such Registration, any other securities eligible for inclusion in such Registration; provided, however, that the number of Registrable Securities to be included in such Piggyback Registration shall not be reduced unless all other securities of the Company beneficially owned by the Management Investors proposed to be included in such Registration are first entirely excluded from such Registration if the managing underwriter or underwriters reasonably determine in good faith that the participation of the Management Investors (as a group or with respect to any Management Investor individually), when taken together with the other Registrable Securities proposed to be included in such Piggyback Registration, would have a materially detrimental effect on the proposed Underwritten Offering; and

(ii)          in the case of a registration statement initiated by the Company for the account of any other Person (the “Initiating Person”) which gives rise to a Piggyback Registration, (A) first, pro rata among the Holders that have requested to participate in such Piggyback Registration based on the relative number of Registrable Securities then held by each such Holder (provided that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner), and (B) second, and only if all the securities referred to in clause (A) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold by the Initiating Person without having such adverse effect; provided, however, that the number of Registrable Securities to be included in such Piggyback Registration shall not be reduced unless all other securities of the Company beneficially owned by the Management Investors proposed to be included in such Registration are first entirely excluded from such Registration if the managing underwriter or underwriters reasonably determine in good faith that the participation of the Management Investors (as a group or with respect to any Management Investor individually), when taken together with the other Registrable Securities proposed to be included in such Piggyback Registration, would have a materially detrimental effect on the proposed Underwritten Offering.

(c)          Legal Counsel to the Holders.  The Holders of a majority of Registrable Securities to be Registered shall be entitled to select one legal counsel to represent such Holders in any Registration initiated by the Company pursuant to Section 4.3(a), and the reasonable fees and disbursements of such legal counsel shall be subject to reimbursement pursuant to Section 4.8.

(d)          No Effect on Demand Registrations.  No Registration of Registrable Securities effected pursuant to a request under this Section 4.3 shall be deemed to have been effected pursuant to Section 4.1 and Section 4.2, which shall not be controlled by the provisions of this Section 4.3, or shall relieve the Company of its obligations under Section 4.1 or Section 4.2 (pursuant to which certain eligible Holders are entitled to Register under the applicable Demand Registration Statement or Shelf Registration Statement such number of Registrable Securities as each such eligible Holder may request in writing).

Section 4.4.          Black-out Periods.

(a)          Black-out Periods for Holders.  In the event of a Public Sale or a Demand Registration that is an Underwritten Offering, the Holders (who have the right to participate in the applicable offering) agree, if requested by the managing underwriter or underwriters in such Underwritten Offering, not to effect any public sale or distribution of any securities (except, in each case, as part of the applicable Registration, if permitted) that are the same as or similar to those being Registered in connection with such Public Sale or Demand Registration, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before, and ending ninety (90) days (or, in each case, such lesser period as may be permitted by the Company or such managing underwriter or underwriters) after the effective date of the registration statement filed in connection with such Registration (whether in connection with any Public Sale or Demand Registration in an Underwritten Offering), to the extent timely notified in writing by the Company or the managing underwriter or underwriters; provided, however, that such restrictions shall not apply to (i) sales of any securities to an underwriter pursuant to the applicable underwriting agreement, (ii) securities acquired in the public market subsequent to the offering, (iii) distributions-in-kind to a Holder’s partners, members or equityholders, (iv) Permitted Transfers (other than Permitted Transfers pursuant to clause (a) of the definition thereof), but only if the applicable Permitted Transferees agree to be bound by the restrictions herein, (v) pledges by Minimum 3% Holders in connection with bona fide financing arrangements (including any Back Leverage, margin loans and other secured lending arrangements) and any foreclosures or other exercises of remedies on such pledges, (vi) Transfers to a nominee or custodian of a person or entity to whom a disposition or Transfer would be permissible under clauses (iii) and (iv) above and (vii) any other customary carve-outs that may be negotiated with the managing underwriter in good faith.

(b)          Black-out Period for the Company and Others.  In the case of a Registration of Registrable Securities pursuant to Section 4.1 or Section 4.2 for an Underwritten Offering, the Company and the Holders (who have the right to participate in the applicable offering) agree, if requested by the Specified Participating Holder or the managing underwriter or underwriters with respect to such Registration, not to effect any public sale or distribution of any securities that are the same as or similar to those being Registered, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before, and ending ninety (90) days (or, in each case, such lesser period as may be permitted by the Specified Participating Holders or such managing underwriter or underwriters) after, the effective date of the registration statement filed in connection with such Registration (or, in the case of an offering under a Shelf Registration Statement, the date of the closing under the underwriting or similar agreement in connection therewith), to the extent timely notified in writing by the Specified Participating Holders or the managing underwriter or underwriters (it being agreed that the foregoing restrictions shall not apply to (x) preparatory actions taken by the Company to comply with the exercise by any Holder of such Holder’s registration rights hereunder in advance of the registration contemplated thereby and (y) any Permitted Back Leverage Transaction).  Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made as part of any Registration of securities for offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement.  The Company agrees to use its reasonable best efforts to obtain from each Holder of restricted securities of the Company which securities are the same as or similar to the Registrable Securities being Registered, or any restricted securities convertible into or exchangeable or exercisable for any of such securities, an agreement not to effect any public sale or distribution of such securities during any such period referred to in this Section 4.4(b), except as part of any such Registration, if permitted.  Without limiting the foregoing (but subject to Section 4.7), if the Company grants any Person (other than a Holder) any rights to demand or participate in a Registration, the Company will agree that the agreement with respect thereto shall include such Person’s agreement to comply with any black-out period required by this Section 4.4 as if it were a Holder hereunder.

(c)          Notwithstanding anything in this Section 4.4 to the contrary, (i) no Investor (and the Holder through which it beneficially owns its Registrable Securities) shall be required to enter into any lock-up restriction unless all other Investors and executive officers and directors of the Company (and the Holder through which it beneficially owns its Registrable Securities) enter into substantially similar agreements, and (ii) each lock-up agreement shall provide that upon any release of the applicable Holder from a lock-up or reduction in such lock-up period, the Investors shall be entitled to a pro rata release from or reduction in such lock-up.

Section 4.5.          Registration Procedures.

(a)          In connection with the Company’s Registration obligations under Section 4.1, Section 4.2 and Section 4.3, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith, the Company shall:

(i)           prepare the required registration statement, including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a registration statement or prospectus, or any amendments or supplements thereto, (x) within a reasonable time before filing such registration statement, furnish to the underwriters, if any, and to Specified Participating Holders, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel; (y) permit any Participating Holder which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to require the insertion therein of language, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel is required to be included; and (z) except in the case of a Registration under Section 4.3, not file any registration statement or prospectus or amendments or supplements thereto to which the Specified Participating Holders or the underwriters, if any, shall reasonably object;

(ii)          as soon as reasonably practicable (in the case of a Demand Registration (including a Shelf Registration), no later than fifteen (15) days after a request for a Short-Form Registration or forty-five (45) days after a request for a Long-Form Registration), file with the SEC a registration statement relating to the Registrable Securities, including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such registration statement to become effective under the Securities Act as soon as practicable;

(iii)         prepare and file with the SEC such pre- and post-effective amendments to such registration statement and supplements to the prospectus as may be (x) reasonably requested by a Specified Participating Holder, (y) reasonably requested by any other Participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities Laws with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such registration statement;

(iv)         notify the Specified Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable registration statement or any amendment thereto has been filed or becomes effective, and when the applicable prospectus or any amendment or supplement to such prospectus has been filed and (B) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such registration statement or such prospectus or for additional information;

(v)          notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (A) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, (B) if, at any time, the representations and warranties of the Company in any applicable underwriting or similar agreement cease to be true and correct in all material respects, and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(vi)         promptly notify the Participating Holders and the managing underwriter, underwriters or applicable financial institution(s), if any, when the Company becomes aware of the happening of any event as a result of which the applicable registration statement or the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such registration statement or prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Participating Holders and the managing underwriter, underwriters or applicable financial institution(s), if any, an amendment or supplement to such registration statement or prospectus which shall correct such misstatement or omission or effect such compliance;

(vii)        promptly use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any preliminary or final prospectus;

(viii)       promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and the Specified Participating Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(ix)         furnish to each Participating Holder and each underwriter or applicable financial institution, if any, without charge, as many conformed copies as such Holder, underwriter or applicable financial institution may reasonably request of the applicable registration statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(x)          deliver to each Participating Holder and each underwriter or applicable financial institution, if any, without charge, as many copies of the applicable prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holder, underwriter or applicable financial institution may reasonably request (it being understood that the Company consents to the use of such prospectus or any amendment or supplement thereto by such Holder and the underwriters or applicable financial institution(s), if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto) and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder, underwriter or applicable financial institution;

(xi)         on or prior to the date on which the applicable registration statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the Participating Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” Laws of each state and other jurisdiction of the United States as any Participating Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 4.1(d) or Section 4.2(b), whichever is applicable; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xii)        cooperate with the Participating Holders and the managing underwriter, underwriters or applicable financial institution(s), if any, to facilitate the timely preparation and delivery of certificates or book entry positions representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters or applicable financial institution(s);

(xiii)       use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiv)       not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates, if applicable, for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xv)        make such representations and warranties to the Participating Holders and the underwriters, or applicable financial institution(s) or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;

(xvi)       enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Specified Participating Holders or the managing underwriter, underwriters or applicable financial institution(s), if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(xvii)      obtain for delivery to the Participating Holders and to the underwriters or applicable financial institution(s) on the date such securities are delivered to the underwriters or applicable financial institution(s), as applicable, an opinion or opinions from counsel for the Company dated the effective date of the registration statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting or similar agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

(xviii)     in the case of an Underwritten Offering, obtain for delivery to the Company and the managing underwriter, underwriters or applicable financial institution(s), with copies to the Participating Holders, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting or similar agreement and brought down to the closing under the underwriting or similar agreement;

(xix)       cooperate with each Participating Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xx)        use its reasonable best efforts to comply with all applicable securities Laws and make available to its security Holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xxi)       provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable registration statement from and after a date not later than the effective date of such registration statement;

(xxii)      use its reasonable best efforts to cause all Registrable Securities covered by the applicable registration statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted;

(xxiii)     make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the Specified Participating Holders, by any the underwriters or applicable financial institution(s) participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by the Specified Participating Holders or any such the underwriters or applicable financial institution(s), all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified the Company’s financial statements to make themselves available upon reasonable notice at reasonable times to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such registration statement as shall be necessary to enable them to exercise their due diligence responsibility; provided that any such Person gaining access to information regarding the Company pursuant to this Section 4.5(a)(xxiii) shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Company that the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (w) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process), (x) such information is or becomes publicly known other than through a breach of this Agreement or any other agreement of which such Person has knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company or (z) such information is independently developed by such Person; and

(xxiv)     in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

(b)          The Company may require each Participating Holder to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing.  Each Participating Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(c)          Each Participating Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.5(a)(v), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.5(a)(v), or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, and if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the period during which the applicable registration statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement either receives the copies of the supplemented or amended prospectus contemplated by Section 4.5(a)(v) or is advised in writing by the Company that the use of the prospectus may be resumed.

Section 4.6.          Underwritten Offerings.

(a)          Demand and Shelf Registrations.  If requested by the underwriters for any Underwritten Offering requested by the applicable Minimum 3% Holder(s) pursuant to a Registration under Section 4.1 or Section 4.2, the Company shall enter into an underwriting or similar agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Minimum 3% Holders and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 4.9.  The Participating Holders shall cooperate with the Company in the negotiation of such underwriting or similar agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof.  Such Holders shall be parties to such underwriting or similar agreement, which underwriting or similar agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Holders as are customarily made by issuers to selling holders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting or similar agreement also shall be conditions precedent to the obligations of such Holders.  Each such Holder shall not be required to make any representations or warranties to, or agreements with, the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations required to be made by such Holder (provided that any such representation shall be made on a several basis) under applicable Law, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s net proceeds (after underwriting fees, commissions or discounts) actually received from such Underwritten Offering.

(b)          Piggyback Registrations.  If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 4.3 and such securities are to be distributed in an Underwritten Offering through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 4.3 and subject to the provisions of Section 4.3(b), use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration.  The Participating Holders shall be parties to the underwriting or similar agreement between the Company and such underwriters, which underwriting or similar agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Holders as are customarily made by issuers to selling holders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting or similar agreement also shall be conditions precedent to the obligations of such Holders.  Any such Holder shall not be required to make any representations or warranties to, or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities and such Holder’s intended method of distribution or any other representations required to be made by such Holder under applicable Law, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s net proceeds (after underwriting fees, commissions or discounts) actually received from such Underwritten Offering.

(c)          Participation in Underwritten Registrations.  Subject to provisions of Section 4.6(a) and Section 4.6(b) above, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting or similar agreements and other documents required under the terms of such underwriting arrangements.

(d)          Price and Underwriting Discounts.  In the case of an Underwritten Offering under Section 4.1 or 4.2, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Demanding Party(ies) (or, in the case of a Shelf Registration, the Specified Participating Holders selling Registrable Securities under the Shelf Registration Statement).  In addition, in the case of any Underwritten Offering, each of the Specified Participating Holders (and, to the extent permitted by the managing underwriter in such Underwritten Offering in its reasonable discretion) may specify a floor price below which their request to participate in the registration pursuant to Section 4.1, Section 4.2 or Section 4.3 shall be deemed withdrawn and shall not be required to enter into any agreements or documentation that would require otherwise.

Section 4.7.          No Inconsistent Agreements; Additional Rights(a).  The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that violates, subordinates or is inconsistent with or grants any rights more favorable than the rights granted to the Holders by this Agreement (and, without limiting the foregoing, in the event that at any time the Company  grants registration rights to any Person which are more favorable to such Person than the terms contained in this Agreement, such more favorable registration rights shall also be provided to the Holders).  Without the consent of Major Investors that beneficially own at least sixty-six and two-thirds percent (66.667%) of the Common Shares then beneficially owned by the Major Investors, the Company shall not enter into any agreement granting superior or pari passu registration or similar rights to any Person.

Section 4.8.          Registration Expenses.  All expenses incident to the Company’s performance of or compliance with this Article IV, whether or not any registration statement contemplated hereby is filed or declared effective by the SEC under the Securities Act, shall be paid by the Company, and, without limiting the foregoing, the Company shall pay (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA (including, if requested by any Major Investor, at the time of filing of the Shelf Registration Statement), (b) all fees and expenses in connection with compliance with any securities or “Blue Sky” Laws, (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including the expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (d) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (e) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (f) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (g) all applicable rating agency fees with respect to the Registrable Securities, (h) all reasonable fees and disbursements of one legal counsel for the Holders participating in such Registration (or, in the case of a Shelf Registration, the Specified Participating Holders selling Registrable Securities under the Shelf Registration Statement), (i) all fees and expenses of accountants selected by the Demanding Party (or, in the case of a Shelf Registration, the Specified Participating Holders selling Registrable Securities under the Shelf Registration Statement), (j) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (k) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration, (l) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (m) all expenses related to the “road show” for any underwritten offering, including all travel, meals and lodging.  All such expenses are referred to herein as “Registration Expenses.”  The Company shall not be required to pay underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities (other than any sale by the Company for its own account) which shall be borne proportionately by each Holder (based on the total amount of Registrable Securities sold under the registration statement).

Section 4.9.          Indemnification.

(a)          Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by Law, each Holder, each member, limited partner or general partner thereof, each member, limited partner or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors and agents and each Person who controls such Persons and each of their respective representatives from and against any and all Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary, free writing or summary prospectus contained therein or any amendment thereof, supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries, including reports and other documents filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, (iii) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto and (iv) any violation or alleged violation by the Company of applicable securities Laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance, and the Company will reimburse each such Person for any legal and other expenses reasonably incurred in connection with investigating and defending or settling any such Loss; provided that the Company shall not be liable to any particular indemnified party to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement or other document in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof.  This indemnity shall be in addition to any liability the Company may otherwise have.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.  The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b)          Indemnification by the Participating Holders.  Each Participating Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by Law, the Company, its directors and officers and each Person who controls the Company from and against any Losses resulting from (i) any untrue statement of a material fact in any registration statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary, free writing or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, in each case, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such registration statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim; provided that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claim if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned or delayed).  In no event shall the liability of such Holder hereunder be greater in amount than the dollar amount of the net proceeds (after underwriting fees, commissions or discounts) actually received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation.  The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

(c)          Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person).  If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party.  No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party.  If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld.  It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 4.9(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d)          Contribution.  If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 4.9 is unavailable to an indemnified party (other than as a result of exceptions contained in paragraphs (a) and (b) of this Section 4.9) or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations.  In connection with any registration statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 4.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 4.9(d).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 4.9(a) and 4.9(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 4.9(d), in connection with any registration statement filed by the Company, a Participating Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds (after underwriting fees, commissions or discounts) actually received by such Holder under the sale of Registrable Securities giving rise to such contribution obligation less any amounts paid by such Holder pursuant to Section 4.9(b).  If indemnification is available under this Section 4.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 4.9(a) and Section 4.9(b) hereof without regard to the provisions of this Section 4.9(d).  The remedies provided for in this Section 4.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at Law or in equity.

Section 4.10.        Rules 144 and 144A and Regulation S.  The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of any Minimum 3% Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144, 144A or Regulation S under the Securities Act), and it will take such further action and furnish such information as any Minimum 3% Holder may reasonably request, all to the extent required from time to time to enable such Minimum 3% Holder to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rules 144, 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.  Upon the reasonable request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof, a copy of the most recent annual and quarterly report(s) of the Company, and such other reports, documents or shareholder communications of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such Registrable Securities without registration.  The Company covenants that it shall supply any legal opinions, directions to its transfer agent or other documentation reasonably necessary to effect a sale pursuant to Rule 144 in compliance with this Agreement.

Section 4.11.        Termination.  Notwithstanding anything to the contrary contained in this Agreement, the registration rights set forth in this Article IV shall expire as to any share when such share ceases to be a Registrable Security pursuant to clause (a), (b) or (d) of the definition thereof.  For clarity, Section 4.8 and Section 4.9 shall survive the expiration of the registration rights set forth in this Article IV pursuant to the immediately preceding sentence.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.1.          Representations and Warranties of Each of the Parties other than the Company.  Each of the parties hereto other than the Company hereby represents and warrants to the Company (and in respect of Persons who become a party to this Agreement after the Closing, such party hereby represents and warrants to the Company on the date of its, his or her execution of this Agreement or a Joinder Agreement) as follows:

(a)          To the extent such party is not a natural person, such party (i) has all necessary power and authority to enter into this Agreement and to carry out its obligations hereunder and (ii) is duly organized and validly existing under the Laws of the jurisdiction of its formation or organization, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary corporate or other action, and no other act or proceeding, corporate or otherwise, on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby.  To the extent such party is a natural person, such party is sui juris and has full legal capacity and authority to enter into this Agreement and carry out its obligations hereunder.  This Agreement has been duly and validly executed by such party and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, in the case of enforceability, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar applicable Laws affecting creditors’ rights generally and to general principles of equity.

(b)          To the extent such party is not a natural person, the execution and delivery by such party of this Agreement and the performance of its obligations hereunder do not and will not conflict with, or result in the breach of any provision of the organizational documents of such party.  The execution and delivery by such party of this Agreement and the performance of its obligations hereunder do not and will not (i) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination, cancellation or modification or any additional payment obligation, under the terms of any material contract, agreement or permit to which such party is a party or by which such party’s assets or operations are bound or affected or (ii) violate, in any material respect, any Law, principle of common law, rule, regulation, judgment, injunction, order, code, constitution, ordinance, statute, treaty or decree of any governmental entity or order, in each case, applicable to such party, the Company or any of its Subsidiaries.

(c)          Other than any consents or permits that have already been obtained, no consent, waiver, approval, filing, authorization, exemption, registration, license, notification, permit or declaration is required to be made or obtained by such party in connection with (i) the execution, delivery or performance of this Agreement or (ii) the consummation of any of the transactions currently contemplated herein, excluding any transactions contemplated herein solely as a result of one or more amendments to this Agreement following the date hereof.

(d)          To the extent such party is a natural person, if such Person is resident in a community property state, such Person’s spouse, if any, has duly executed, or solely if consented to in advance by the Company, will duly execute, a Consent of Spouse.  Such Consent of Spouse was or will be duly authorized, executed and delivered by such spouse and effectively binds such spouse to the terms set forth therein.

Section 5.2.          Representations and Warranties of the Company.  The Company hereby represents and warrants to each of the other parties as follows:

(a)          The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Washington.

(b)          The Company has all necessary power and authority under the Restated Articles and applicable Law to execute this Agreement and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary action and no other proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement.  This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, in the case of enforceability, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar applicable Laws affecting creditors’ rights generally and to general principles of equity.

(c)          The execution and delivery of this Agreement by the Company do not and the performance of this Agreement by the Company will not, (i) conflict with or violate the Restated Articles or bylaws of the Company or any equivalent organizational documents of any of its Subsidiaries, (ii) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination, cancellation or modification or any additional payment obligation, under the terms of any material contract, agreement or permit to which the Company is a party or by which the Company’s assets or operations are bound or affected, or (iii) violate, in any material respect, any Law, principle of common law, rule, regulation, judgment, injunction, order, code, constitution, ordinance, statute, treaty or decree of any governmental entity or order, in each case, applicable to the Company or by which any property or asset of the Company is bound or affected.

(d)          The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, order, permit, or authorization from, or registration, notification or filing with, any domestic or foreign governmental, regulatory or administrative authority, agency or commission, any court, tribunal or arbitral body, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental authority, or any other third party, except as may be required in connection with compliance with Article IV.

ARTICLE VI

MISCELLANEOUS

Section 6.1.          Entire Agreement.  This Agreement, together with the Restated Articles and bylaws of the Company, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof, including any summary of terms with respect to the subject matter hereof.

Section 6.2.          Specific Performance.  It is hereby agreed and acknowledged that it will be inadequate or impossible, or both, to measure in money the damages that would be suffered if the parties hereto fail to comply with any of the obligations herein imposed on them, that every such obligation is material and that, in the event of any such failure, an aggrieved party hereto will be irreparably damaged and will not have an adequate remedy at Law or in damages.  Any such party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at Law or in equity) to injunctive relief, including specific performance, to enforce such obligations in accordance with the terms of this Agreement, without the posting of any bond or other security, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at Law or relief in money damages.

Section 6.3.          Regulatory Limitation.  Notwithstanding any other provisions in this Agreement, each Major Investor irrevocably waives any rights or powers it may have under this Agreement to impose a restriction on the rights of another Investor that is not an Affiliate with respect to such other Investor’s Shares in the Company solely to the extent such rights or powers would cause the Major Investor to be deemed to control the other Investor’s Shares in the Company as interpreted and applied in a manner consistent with 12 CFR 225.9(b).

Section 6.4.          Governing Law; Jurisdiction.  This Agreement and any dispute arising out of, relating to or in connection with this Agreement, shall be construed (both as to validity and performance), interpreted and enforced in accordance with the Laws of the State of Delaware, without regard to any conflicts of law provisions thereof that would result in the application of the Laws of any other jurisdiction.  Any action against any party relating to the foregoing shall be brought exclusively in the Court of Chancery of the State of Delaware located in Wilmington, Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any state court located in Wilmington, Delaware or the United States District Court for the District of Delaware) and appellate courts thereof.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection that they may now or hereafter have to the laying of venue of any such action brought in such court or any defense of inconvenient forum for the maintenance of such action.  Each party agrees that service of summons and complaint or any other process that might be served in any action may be made on such party by sending or delivering a copy of the process to the party to be served by registered mail, return receipt requested, at the address of the party provided for the giving of notices in Section 6.9.  Nothing in this Section 6.4, however, shall affect the right of any party to serve legal process in any other manner permitted by Law.

Section 6.5.          Amendment and Waiver.

(a)          This Agreement may be amended or modified with (i) the prior approval of Major Investors beneficially owning at least sixty-six and two-thirds percent (66.667%) of the Common Shares then beneficially owned by the Major Investors, (ii) the Company and (iii) such other approvals, if any, as are expressly required hereunder; provided, that any amendment or modification that has, or would reasonably be expected to have, a disproportionate adverse effect on a particular Major Investor shall require the prior written consent of such Major Investor.  No amendment to this Agreement shall be made that would cause this Agreement to be inconsistent with the certificate of incorporation of the Company in effect at such time.  Any waiver of this Agreement shall be valid only if set forth in an instrument in writing signed by the party granting such waiver.

(b)          Notwithstanding anything to the contrary in this Agreement, amendments or modifications may be made to this Agreement from time to time by the Board without the consent of any Investor (i) to correct typographical or ministerial errors or (ii) to add or delete any provision of this Agreement required to be added or deleted in order to comply with, or avoid a violation of, applicable Law.

(c)          Notwithstanding anything to the contrary in this Agreement, any addition of a Transferee of Common Shares or a recipient of any newly issued Common Shares, in each case, as a party hereto pursuant to Section 6.6 shall not constitute an amendment hereto and need be signed only by the Company and such Transferee or recipient.

(d)          Any amendment, modification or waiver effected in accordance with this Section 6.5 shall be effective and binding on the Company and each party hereto.  No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is made expressly in writing and executed and delivered by the party against whom such waiver is claimed.  No waiver of any breach shall be deemed to be a further or continuing waiver of such breach or a waiver of any other or subsequent breach.  Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at Law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

(e)          The Company shall provide prior notice (or, to the extent that prior notice is not reasonably practicable, notice as soon as reasonably practicable) to the Investors of any amendment, modification or waiver of this Agreement.

Section 6.6.          Additional Parties.

(a)          Any Permitted Transferee that is an Affiliate of the Investor (for so long as it is an Affiliate) may be added to and be bound by and receive the benefits and be subject to the obligations provided by this Agreement as parties hereto upon the signing and delivery of a counterpart of this Agreement or a Joinder Agreement and the acceptance thereof by such additional parties and, to the extent permitted by Section 6.5, amendments may be effected to this Agreement reflecting such rights and obligations, consistent with the terms of this Agreement, of such additional parties as the Company and such party may agree. In the case of execution of a counterpart of this Agreement as opposed to a Joinder Agreement, promptly after signing and delivering such a counterpart of this Agreement, the Company will deliver a conformed copy thereof to all of the parties.  The Company shall provide prior notice (or, to the extent that prior notice is not reasonably practicable, notice as soon as reasonably practicable) to the Major Investors of the execution of any Joinder Agreement.

(b)          Solely for purposes of Article IV, any direct or indirect Transferee of a Major Investor in a Tag-Along Trigger Sale or other transfers of Common Shares in with registration rights are transferred shall be deemed to be a “Major Investor” if such Transferee (together with its Affiliates) acquires a number of Common Shares from the Investors in such transaction equal to at least 3% of the total issued and outstanding Common Shares immediately following consummation of the Merger (subject to adjustment after the Merger for any stock split, reverse stock split, stock dividend, stock combination or other similar recapitalization with respect to any class of Common Shares) and the Major Investor(s) Transferring Common Shares to such Transferee agrees in writing that such Transferee will become a “Major Investor” solely for purposes of Article IV and notifies the Company of the extent to which the Transferor wishes to transfer any remaining Registration(s) to which such Transferring Major Investor is entitled, and such Transferee executes and delivers to the Company a joinder agreement agreeing to be bound by the provisions of Article IV.

Section 6.7.          Assignment and Binding Effect.  No party shall assign all or any part of this Agreement except to an Affiliate that acquires such Company Shares from a party as a Permitted Transferee (for so long as they are an Affiliate of such Party) or Transferee that is acquiring rights under Article IV.  For the avoidance of doubt, a Major Investor shall not be permitted to assign or delegate any of the rights of a Major Investor (including any Board or observer nomination rights) to any person other than to an Affiliate who acquires Company Shares from the Major Investor as a Permitted Transferee but only for so long as such transferee remains an Affiliate of such Major Investor. Notwithstanding the foregoing, a Major Investor may assign its rights and obligations under Article IV and may grant a security interest in its rights (but not its obligations) under this Agreement in connection with any Back Leverage to any lender (or its agents) thereunder.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties’ successors and permitted assigns.

Section 6.8.          Termination.  This Agreement shall terminate upon the earlier of  (a) the termination of the Merger Agreement pursuant to its terms without the closing having occurred, (b) the time when no Investors own any Company Shares and (c) dissolution or liquidation of the Company, provided that if this Agreement is terminated prior to the Closing, the Prior Agreement shall continue in full force and effect pursuant to its terms.  The rights and obligations of an Investor under this Agreement shall automatically terminate without any further action from and after such time as such Investor no longer beneficially owns any Company Shares; provided that the obligations in Section 2.2 and Section 2.4 shall continue to be binding on such Investor until the date that is the one (1)-year anniversary of the date that such Investor no longer beneficially owns any Company Shares. In connection with a Sale Transaction in which the consideration received by an Investor, if any, does not consist entirely of cash and/or publicly traded securities on an Applicable Exchange, the rights and obligations in Article IV shall survive such Sale Transaction or be replaced with substantially similar provisions (and the Company shall take all such actions (if any) as are required to cause such provisions to survive or be replaced with substantially similar provisions).

Section 6.9.          Notices.

(a)          In the event a notice or other document is required to be sent hereunder to any party hereto, such notice or other document shall be in writing and shall be considered given and received, in all respects when personally delivered, or when sent by express or courier service or United States registered or certified mail, return receipt requested and postage and other fees prepaid, or by electronic mail, on the day such notice or document is personally delivered or delivered by electronic mail or on the third (3rd) Business Day following the day on which such notice or other document is deposited in the mail or delivered to any such commercial delivery service as aforesaid.  Any notice and document shall be addressed to the party entitled to receive such notice or other document, in the case of the Company to the address set forth below, and, in the case of any other party, (x) to such party’s address appearing on the signature page of such party to this Agreement or appearing in the Joinder Agreement entered into by such party entering into this Agreement via a Joinder Agreement, (y) to such party’s address appearing in the books of the Company and/or (z) such other address as may be designated by such party in writing to the Company.

If to the Company, to:

WaFd, Inc.
425 Pike Street
Seattle, WA 98101

Attention:     Brent J. Beardall,
President and Chief Executive Officer

E-mail:          legal@wafd.com

with a copy (which shall not constitute actual or constructive notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York  10019

Attention:     Mark F. Veblen
       Steven R. Green

Email:           MFVeblen@wlrk.com
SRGreen@wlrk.com

and

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

Attention:     Lee Meyerson
          Ravi Purushotham
Louis Argentieri

Email:           lmeyerson@stblaw.com
rpurushotham@stblaw.com
louis.argentieri@stblaw.com

(b)          Any party hereto or their respective legal representatives may effect a change of address for purposes of this Agreement by giving written notice of such change to the Company in accordance with this Section 6.9, and the Company shall, upon the request of any party hereto in accordance with this Section 6.9, notify such party of such change in the manner provided herein.  Until such notice of change of address is properly given, the addresses set forth herein shall be effective for all purposes.

Section 6.10.        Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless the severance of such provision could be in opposition to the parties’ intent with respect to such provision or the economic or legal substance of the transactions contemplated hereby would be affected in any manner materially adverse to any party hereto, in which case the parties will negotiate revisions to this Agreement to preserve as nearly as possible or nearly as practicable the economic or legal substance of such invalid, illegal or unenforceable provision.

Section 6.11.        Aggregation of Company Shares.

(a)           All Company Shares beneficially owned, directly or indirectly, by the Stone Point Investors or their Affiliates shall be aggregated together for purposes of determining the rights or obligations of the Stone Point Investors or their Affiliates or the application of any restrictions to the Stone Point Investors under this Agreement or the Restated Articles in each instance in which such right, obligation or restriction is determined by any ownership threshold.

(b)          All Company Shares beneficially owned, directly or indirectly, by the Warburg Investors or their Affiliates shall be aggregated together for purposes of determining the rights or obligations of the Warburg Investors or their Affiliates or the application of any restrictions to the Warburg Investors under this Agreement or the Restated Articles in each instance in which such right, obligation or restriction is determined by any ownership threshold.

(c)          All Company Shares beneficially owned, directly or indirectly, by the Reverence Investors or their Affiliates shall be aggregated together for purposes of determining the rights or obligations of the Reverence Investors or their Affiliates or the application of any restrictions to the Reverence Investors under this Agreement or the Restated Articles in each instance in which such right, obligation or restriction is determined by any ownership threshold.

(d)          All Company Shares beneficially owned, directly or indirectly, by the Sixth Street Investors or their Affiliates shall be aggregated together for purposes of determining the rights or obligations of the Sixth Street Investors or their Affiliates or the application of any restrictions to the Sixth Street Investors under this Agreement or the Restated Articles in each instance in which such right, obligation or restriction is determined by any ownership threshold.

(e)          All Company Shares beneficially owned, directly or indirectly, by the Bayview Investors or their Affiliates shall be aggregated together for purposes of determining the rights or obligations of the Bayview Investors or their Affiliates or the application of any restrictions to the Bayview Investors under this Agreement or the Restated Articles in each instance in which such right, obligation or restriction is determined by any ownership threshold.

(f)           All Company Shares beneficially owned, directly or indirectly, by the TIAA Investors or their Affiliates shall be aggregated together for purposes of determining the rights or obligations of the TIAA Investors or their Affiliates or the application of any restrictions to the TIAA Investors under this Agreement or the Restated Articles in each instance in which such right, obligation or restriction is determined by any ownership threshold.

(g)          With respect to any provision hereof that references a given portion or percentage of Major Investors, any two or more Major Investors that are Affiliates of one another and/or any Related Holder will be treated as a single Major Investor, as applicable, for purposes thereof.  For purposes of this clause (g), any holder that is treated as a Major Investor pursuant to Section 6.5(c) will, together with its Affiliates, be treated as a “Related Holder” of the relevant Transferor and its Affiliates.

Section 6.12.        Counterparts; Electronic Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.  Facsimile, .pdf, docusign and other electronic signatures to this Agreement shall have the same effect as original signatures.

Section 6.13.        Waiver of Jury Trial.  THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.13.

Section 6.14.        Further Assurances.  In connection with this Agreement and the transactions contemplated hereby, each party hereto shall execute and deliver any additional documents and instruments and perform any additional acts that the parties reasonably determine to be necessary or appropriate to effectuate and perform the provisions of this Agreement and carry on the Company as contemplated by this Agreement.

Section 6.15.        Electronic Consent.  To the extent that this Agreement requires a consent in writing, the Person obligated to deliver such consent may do so by electronic transmission.

Section 6.16.        Third-Party Beneficiaries.  None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company and, except as expressly contemplated by this Agreement, including Section 4.5 with respect to the Identified Persons, this Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto, and it does not create or establish any third-party beneficiary hereto.

[The remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Shareholders Agreement as of the date first written above.

WAFD, INC.

By:	/s/ Brent Beardall
	Name:	Brent Beardall
	Title:	President and Chief Executive Officer

[Signature Page to Shareholders Agreement]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ David G. Nason
	Name:	David G. Nason
	Title:	SEVP and CEO, TIAA Wealth Management & Advice Solutions

[Signature Page to Shareholders Agreement]

TRIDENT NEPTUNE HOLDINGS LP

By:	Trident Neptune Holdings GP LLC, its general partner

By:	/s/ Stephen Levey
	Name:	Stephen Levey
	Title:	Vice President

[Signature Page to Shareholders Agreement]

WP NEPTUNE ACQUISITION LLC

By:	WP Neptune Holdings LP, its managing member

By:	WP Neptune GP, LLC, its general partner

By:	Warburg Pincus Global Growth 14, L.P., its managing member

By:	Warburg Pincus Global Growth 14 GP L.P., its general partner

By:	WP Global LLC, its general partner

By:	Warburg Pincus Partners II, L.P., its managing member

By:	Warburg Pincus Partners GP LLC, its general partner

By:	Warburg Pincus & Co., its managing member

By:	/s/ David Sreter
	Name:	David Sreter
	Title:	Partner

[Signature Page to Shareholders Agreement]

RCP NEPTUNE HOLDINGS, L.P.

By:	/s/ Milton Berlinski
	Name:	Milton Berlinski
	Title:	Managing Member

[Signature Page to Shareholders Agreement]

THALASSA INVESTMENTS, L.P.

By:	TAO SPV GP, LLC, its general partner

By:	/s/ Joshua Peck
	Name:	Joshua Peck
	Title:	Vice President

[Signature Page to Shareholders Agreement]

NEPTUNE HOLDINGS BOF-MSR, LLC

By:	/s/ Dan Blumenthal
	Name:	Dan Blumenthal
	Title:	Senior Vice President

NEPTUNE HOLDINGS BOF-VII, LLC

By:	/s/ Dan Blumenthal
	Name:	Dan Blumenthal
	Title:	Senior Vice President

[Signature Page to Shareholders Agreement]

[Other Investors and Management Investors Signature Pages Redacted]

Schedule A

LIST OF INVESTORS

Sch. A-1

Schedule B

LIST OF COMPETITORS

Sch. B-1

Exhibit A

CONSENT OF SPOUSE

I, _________________, the undersigned spouse of _________________, hereby acknowledge that I am aware that the Shareholders Agreement, dated as of September 6, 2026, by and among WaFd, Inc. and the other persons from time to time parties thereto (as may be amended, supplemented, restated or modified from time to time in accordance with its terms, the “Shareholders Agreement”), imposes certain obligations and restrictions relating to my spouse’s Company Shares (as defined in the Shareholders Agreement), including obligations and restrictions relating to transfers thereof.  I agree that my spouse’s interest in the Company Shares are subject to the Shareholders Agreement and any interest I may have in such Company Shares shall also be irrevocably bound by such Shareholders Agreement and, further, that my community property interest in such Company Shares, if any, shall be similarly bound by such Shareholders Agreement.

I am aware that the legal, financial and other matters contained in the Shareholders Agreement are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel.  I have either sought such advice or determined after carefully reviewing the Shareholders Agreement that I hereby waive such right.

Acknowledged and agreed this __ day of _____, 20__

Insert Signature of Spouse Above

Provide Address of Spouse Below:

Telephone:

Facsimile:

Email:

Exhibit B

JOINDER AGREEMENT

The undersigned is executing and delivering this joinder agreement (this “Joinder Agreement”) pursuant to the Shareholders Agreement, dated as of September 6, 2026, by and among WaFd, Inc. (the “Company”) and the other parties thereto (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Shareholders Agreement”).  Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to them in the Shareholders Agreement.

By executing and delivering this Joinder Agreement, the undersigned hereby adopts and approves the Shareholders Agreement and agrees, effective commencing on the date on which the undersigned first becomes the direct or indirect owner of any Common Shares, to become a party to, to be bound by, to comply with, and that his, her or its Common Shares are subject to, the Shareholders Agreement in the same manner as if the undersigned were an original signatory to such agreement as a holder of equity interests in the Company[; provided that the undersigned acknowledges its rights under the Shareholders Agreement are limited to those provided in  Article IV]1.

The undersigned expressly acknowledges and agrees that the undersigned shall not be entitled to any rights pursuant to the Shareholders Agreement unless the undersigned shall have executed and delivered this Joinder Agreement.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the __ day of ____________, 20__.

Signature

Print Name

Address

Email / Facsimile

1 To be included for non-affiliate transferees.

Exhibit 10.2

Execution Version

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is effective as of the Effective Date (as defined below), by and among WaFd, Inc. (the “Company”), WaFd Bank, the Washington-chartered bank subsidiary of the Company (including any successors thereto, the “Bank” and, together with the Company, “WaFd”), and Brent J. Beardall (“Executive”).

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and between the Company and EverBank Financial Corp, a Delaware corporation (“EverBank”), EverBank will be merged with and into the Company;

WHEREAS, pursuant to the Merger Agreement, the Company shall take all such actions as may be required to cause the corporate name of the Surviving Corporation (as defined in the Merger Agreement) to be changed to EverBank Financial Corp. effective immediately following the Effective Time (as defined in the Merger Agreement);

WHEREAS, in connection with, and conditioned on the completion of, the Merger, Executive desires to serve as President of the Company and the Bank, and a member of the Board of Directors of the Company (the “Company Board”) and the Board of Directors of the Bank (the “Bank Board” and together with the Company Board, collectively, the “Board”), and the Company and the Bank desire to retain Executive’s services in such roles; and

WHEREAS, the Company, the Bank and Executive desire to enter into this Agreement to set forth the terms of Executive’s service to WaFd and its affiliates.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.         Employment Period. The Company agrees to employ Executive, and Executive agrees to serve the Company and its affiliates, subject to the terms and conditions of this Agreement, for the period commencing on the date of the Closing (as defined in the Merger Agreement) (the “Effective Date”) and ending on the fifth anniversary of the Effective Date (the “Employment Period”). Thereafter, unless previously terminated, the Employment Period shall be automatically extended for consecutive periods of one year unless either party provides written notice to the other party of nonrenewal in accordance with Section 9(b) (a “Notice of Nonrenewal”) not less than 120 days prior to the end of the Employment Period as then in effect. Notwithstanding the foregoing, the Employment Period shall immediately terminate upon any termination of Executive’s employment with the Company and its affiliates pursuant to Section 4.

2.          Position and Duties; Location; Standard of Services.

(a)        Position and Duties. During the Employment Period, Executive shall serve as President of WaFd and shall have the duties and responsibilities commensurate with Executive’s position as President of WaFd. Executive shall report solely and directly to the Chief Executive Officer of WaFd. In addition, during the Employment Period, the Company shall appoint Executive to serve as a member of the Company Board and shall cause the Bank to appoint Executive to serve as a member of the Bank Board.

(b)        Location. During the Employment Period, Executive’s principal place of employment shall be the Company’s executive offices in Seattle, Washington, subject to business travel at the Company’s request.

(c)        Standard of Services. During the Employment Period, Executive agrees to devote Executive’s full business attention and time to the business and affairs of the Company and its affiliates and to use Executive’s best efforts to perform faithfully and efficiently such responsibilities.

3.          Compensation and Employee Benefits.

(a)        Annual Base Salary. During the Employment Period, Executive shall receive an annual base salary (the “Annual Base Salary”) of $1,116,625, payable in accordance with the Company’s regular payroll practices. The Annual Base Salary shall be reviewed by the Board (or compensation committee thereof) from time to time, but no less than annually, and may be increased, as determined by the Board (or compensation committee thereof), in good faith, taking into consideration recommendations by an independent compensation consultant and a review of the compensation paid by members of the Company’s peer group to similarly situated executives.

(b)      Annual Bonus. During the Employment Period, Executive shall have the opportunity to earn, for each fiscal year of the Company, an annual bonus (the “Annual Bonus”) pursuant to the terms of an annual incentive plan for senior executives of the Company, as in effect from time to time. Executive shall participate in such annual incentive plan on terms no less favorable than those that are generally applicable to other senior executives of the Company (other than with respect to the amount of the Annual Bonus opportunity and the Target Annual Bonus). Executive’s target Annual Bonus shall be equal to 100% of the Annual Base Salary (the “Target Annual Bonus”). The Company shall have no obligation to award the Annual Bonus in any given year, and the Annual Bonus shall not be considered an acquired right of Executive, even if it is paid on a repeated basis. The Target Annual Bonus shall be reviewed by the Board (or compensation committee thereof) from time to time, but no less than annually, and may be increased, as determined by the Board (or compensation committee thereof), in good faith, taking into consideration recommendations by an independent compensation consultant and a review of the compensation paid by members of the Company’s peer group to similarly situated executives.

(c)       Equity Awards. During the Employment Period, Executive shall be eligible to participate in the Company’s equity incentive plan then in effect and receive equity awards thereunder, as determined by the Board (or compensation committee thereof), in good faith, taking into consideration your performance, recommendations by an independent compensation consultant and a review of the compensation paid by members of the Company’s peer group to similarly situated executives. All such equity awards shall be subject to the terms of the Company’s equity incentive plan and an applicable award agreement.

(d)       Employee Benefit Plans. During the Employment Period, Executive shall be entitled to participate in the employee benefit plans, practices, policies and programs, including any relocation policies or programs, as in effect from time to time, that are generally applicable to other executives of the Company on terms consistent with those applicable to other executives of the Company.

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(e)      Business Expenses. During the Employment Period, Executive shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred by Executive, in accordance with the Company’s policies as in effect from time to time.

(f)         Regulatory Actions. The provisions of 12 CFR Section 563.39 shall be deemed by the Company, the Bank and Executive to be incorporated into and made a part of this Agreement. Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 USC Section 1828(k), 12 CFR 30, and 12 CFR Part 359.

4.          Termination of Employment.

(a)       Death or Disability. Executive’s employment shall terminate automatically upon Executive’s death during the Employment Period. If Executive incurs a Disability during the Employment Period, the Company may provide Executive with written notice in accordance with Section 9(b) of its intention to terminate Executive’s employment. In such event, Executive’s employment with the Company and its affiliates shall terminate effective on the 10th day after Executive’s receipt of such notice (the “Disability Effective Date”), provided that, within the 10 days after such receipt, Executive shall not have returned to full-time performance of Executive’s duties. For purposes of this Agreement, “Disability” shall mean if Executive becomes entitled to receive long-term disability benefits under the Company’s or Bank’s long-term disability plan applicable to Executive.

(b)       Cause. The Company may terminate Executive’s employment during the Employment Period either with or without Cause. Executive will not be deemed to be discharged for Cause unless and until there is delivered to Executive a copy of a resolution duly adopted by the Board (excluding Executive, if Executive is then a member of the Board), at a meeting called and duly held for such purpose, finding in good faith that Executive is guilty of the conduct set forth above and specifying the particulars thereof in detail. For purposes of this Agreement, “Cause” shall mean the following:

(i)          Executive’s material breach of any fiduciary duty or legal or contractual obligation (including material breach of this Agreement or any restrictive covenant applicable to Executive) to the Company and/or its affiliates, or to the Company’s direct or indirect equity holders;

(ii)         Executive’s commission of an act of dishonesty or breach of trust that, in the good faith determination of the Board, is materially injurious to the business, financial condition or reputation of the Company and/or its affiliates;

(iii)        Executive’s conviction of, or entry of a plea of guilty or nolo contendere with respect to, or indictment for or being charged with acts that would constitute, a felony crime or a crime involving moral turpitude, fraud, forgery, embezzlement, misappropriation of funds or similar conduct, or any conviction of any criminal offense within the scope of Section 19 of the Federal Deposit Insurance Act, 12 U.S.C. § 1829;

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(iv)       Executive’s failure or willful refusal to perform Executive’s duties or follow the lawful instructions of Executive’s supervisor or the Board (other than due to physical or mental incapacity) that, in the good faith determination of the Board, is materially injurious to the business, financial condition or reputation of the Company and/or its affiliates;

(v)         Executive’s gross negligence, willful misconduct or fraud in the performance of Executive’s duties or relating to the Company and/or its affiliates;

(vi)        Executive’s material violation of the written policies of the Company or any of its affiliates, including any policies set forth in any employee handbook, compliance manual or the code of conduct; or

(vii)      Executive’s failure to assist and cooperate with the Company or its affiliates in connection with the defense or prosecution of any claim that may be made against or by the Company or its affiliates, or in connection with any ongoing or future investigation or dispute or claim of any kind involving the Company or its affiliates, including any proceedings before any arbitral, administrative, regulatory, judicial, legislative or other body or agency, that, in the good faith determination of the Board, is materially injurious to the business, financial condition or reputation of the Company and/or its affiliates;

provided that, in the case of clauses (i), (iv), (vi) and (vii), such termination may be for Cause only after notice is delivered by the Company in writing, specifically identifying the manner in which Company believes Executive has engaged in conduct triggering clause (i), (iv), (vi) or (vii), as applicable, and Executive fails to cure such conduct (to the extent curable) within 10 business days following receipt of such notice.

(c)        Notice of Termination. Any termination by the Company with or without Cause, or by Executive for any reason other than due to death or Disability, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 9(b). For purposes of this Agreement, a “Notice of Termination” means a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision so indicated, and (iii) specifies the Date of Termination (as defined below), which date shall be not more than 30 days after the delivery of such notice.

(d)       Date of Termination. “Date of Termination” means (i) if Executive’s employment is terminated by the Company with or without Cause, or by Executive for any reason other than due to death or Disability, the date of receipt of the Notice of Termination or any later date specified therein within 30 days following such notice, or (ii) if Executive’s employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of Executive or the Disability Effective Date, as the case may be.

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(e)        Resignation from Other Positions. Upon the termination of Executive’s employment for any reason (unless otherwise agreed in writing by the Company and Executive), Executive shall be deemed to have resigned, without any further action by Executive, from any and all officer and director positions that Executive, immediately prior to such termination, (i) held with the Company or any of its affiliates, including as a member of the Board and any committee thereof, and (ii) held with any other entities at the direction of, or as a result of Executive’s affiliation with, the Company or any of its affiliates. If for any reason this Section 4(e) is deemed to be insufficient to effectuate such resignations, then Executive shall, upon the Company’s request, execute any documents or instruments that the Company may deem necessary or desirable to effectuate such resignations. In addition, Executive hereby designates the Secretary or any Assistant Secretary of the Company and of any affiliate to execute any such documents or instruments as Executive’s attorney-in-fact to effectuate such resignations if execution by the Secretary or any Assistant Secretary of the Company or any affiliate is deemed by the Company or the affiliate to be a more expedient means to effectuate such resignation or resignations.

5.           Obligations of the Company upon Termination.

(a)       Other Than for Cause; Due to Death or Disability; Resignation for Good Reason. If, during the Employment Period, (i) the Company terminates Executive’s employment other than for Cause, or due to death or Disability, or (ii) Executive voluntarily resigns for Good Reason (as defined below), then, subject to Executive’s execution, and non-revocation, of a release of claims in favor of the Company in the form provided by the Company (the “Release”) and Executive’s continued compliance with any terms of this Agreement that survive Executive’s termination of employment (including Section 6), the Company shall pay to Executive the following:

(i)           the sum of (A) the portion of the Annual Base Salary due for the period through the Date of Termination to the extent not theretofore paid, and (B) Executive’s business expenses that have not been reimbursed by the Company as of the Date of Termination that were incurred by Executive prior to the Date of Termination in accordance with the applicable policy of the Company (the sum of the amounts described in clauses (A) and (B) shall be hereinafter referred to as the “Accrued Obligations”), which Accrued Obligations shall be paid in a lump sum in cash within 60 days following the Date of Termination;

(ii)          any unpaid Annual Bonus earned by Executive in respect of the fiscal year of the Company that was completed on or prior to the Date of Termination (the “Unpaid Annual Bonus”), which Unpaid Annual Bonus shall be paid in a lump sum in cash within 60 days following the Date of Termination (other than any portion of such Unpaid Annual Bonus that was deferred, which portion shall instead be paid in accordance with the applicable deferral arrangement and any election thereunder);

(iii)        a prorated Annual Bonus in respect of the fiscal year of the Company in which the Date of Termination occurs, with such amount to equal the product of (A) the amount determined by the Board or an appropriate committee thereof (the Board or such committee, the “Committee”) based on actual performance for the fiscal year in which the Date of Termination occurs, multiplied by (B) a fraction, (I) the numerator of which is the number of days in the fiscal year of the Company in which the Date of Termination occurs through the Date of Termination, and (II) the denominator of which is the total number of days in the fiscal year of the Company in which the Date of Termination occurs (the “Prorated Annual Bonus”), which Prorated Annual Bonus shall be paid on the date on which the Company otherwise pays annual bonuses to other executives of the Company for such fiscal year (other than any portion of such Annual Bonus that was deferred, which portion shall instead be paid in accordance with the applicable deferral arrangement and any election thereunder);

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(iv)         an amount equal to the sum of (A) the product of (x) two and (y) then-current Annual Base Salary and (B) the Target Annual Bonus as in effect for the fiscal year of the Company in which the Date of Termination occurs, which amount shall be paid in equal installments over 24 months on the Company’s normal payroll schedule following the Date of Termination;

(v)           if Executive elects health care continuation coverage under Section 4980B of the Internal Revenue Code (the “Code”) or other applicable law (“COBRA”) for Executive and Executive’s eligible covered dependents equivalent to the coverage which they were receiving immediately prior to the Date of Termination, for 12 months following the Date of Termination, or such shorter period determined in accordance with clause (B) of this sentence (the “Continuation Period”), the Company shall pay the premium cost of such coverage such that Executive’s premiums are the same as for active employees (the “Health Care Benefits”); provided, however, that (A) the Health Care Benefits shall be reported by the Company as taxable income to Executive to the extent reasonably determined by the Company to be necessary to avoid the Health Care Benefits from being considered to have been provided under a discriminatory self-insured medical reimbursement plan pursuant to Section 105(h) of the Code, and (B) the Continuation Period shall cease at such time that Executive is eligible to receive health care benefits under another employer-provided plan (but no repayment of any previously paid premium shall be required);

(vi)         all outstanding equity-based compensation awards shall be subject to the terms and conditions of the Company’s equity incentive plan in effect as of the Date of Termination and any applicable award agreement; and

(vii)         to the extent not theretofore paid or provided, the Company shall timely pay or provide, in accordance with the terms of the applicable plan, program, policy, practice or contract, to Executive any other amounts or benefits required to be paid or provided or that Executive is eligible to receive under any plan, program, policy, practice or contract of the Company through the Date of Termination, including any cash or equity based incentive awards and including accelerated vesting pursuant to the terms of the WaFd Bank Supplemental Executive Retirement Plan under the WaFd Bank Deferred Compensation Plan (as amended on February 14, 2023) (such other amounts and benefits shall be hereinafter referred to as the “Other Benefits”). If Executive does not execute the Release within 50 days following the Date of Termination, or if Executive revokes the Release, Executive shall be entitled to only the compensation and benefits contemplated by Section 5(a)(i) and, to the extent not subject to the execution of the Release, Section 5(a)(vi). Other than as set forth in this Section 5(a), in the event of a termination of Executive’s employment by the Company other than for Cause (other than due to death or Disability) or Executive’s voluntary resignation for Good Reason, the Company and its affiliates shall have no further obligation to Executive under this Agreement.

For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following without the consent of Executive:

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(i)            a material diminution by the Company of Executive’s authority, duties, or responsibilities;

(ii)           a material diminution in Executive’s Annual Base Salary;

(iii)         a material change in the geographic location at which Executive must perform the services under this Agreement (which, for purposes of this Agreement, means relocation of the offices of the Company at which Executive is principally employed to a location more than 30 miles from the location of the Company’s offices in Seattle, Washington, as of the date hereof);

(iv)        a requirement that Executive report to any corporate officer or employee other than directly to the Chief Executive Officer; or

(v)          any action or inaction that constitutes a material breach by the Company of this Agreement that cannot be cured within the applicable time periods referenced below.

Executive cannot terminate his employment for Good Reason unless he has provided written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason within 60 days of the initial existence of such grounds and the Company has had at least 30 days from the date on which such notice is provided to cure such circumstances.  If Executive does not give notice of the termination of his employment for Good Reason within 60 days after the first occurrence of the applicable grounds, then Executive will be deemed to have waived his right to terminate for Good Reason with respect to such grounds.

For purposes of this Section 5(a), a determination of “Good Reason” made by Executive with which the Company does not agree shall be resolved pursuant to the following dispute resolution procedure. First, the parties shall in good faith attempt to resolve any dispute arising hereunder. Second, if such efforts are unsuccessful, the parties shall submit to nonbinding mediation. Thereafter, if the parties continue to be unsuccessful, the parties may seek adjudication in accordance with Section 9(a) of this Agreement.

(b)      Other Termination. If Executive’s employment is terminated during the Employment Period for a reason other than those governed by Section 5(a) (including upon the expiration of the Employment Period following a Notice of Nonrenewal), this Agreement shall terminate without further obligations to Executive under this Agreement, other than for payment of the Accrued Obligations within 60 days following the Date of Termination and the timely payment or provision of the Other Benefits.

(c)        Full Settlement. The payments and benefits provided under this Section 5 shall be in full satisfaction of the obligations of the Company and its affiliates to Executive under this Agreement or any other plan, agreement, policy or arrangement of the Company and its affiliates upon his termination of employment, and in no event shall Executive be entitled to severance pay or benefits beyond those specified in this Section 5 (including under any severance plan sponsored or maintained by the Company or any of its affiliates).

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(d)       No Mitigation. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of any amounts payable to Executive under Section 5 and such amounts shall not be reduced whether or not Executive obtains other employment.

6.         Restrictive Covenants. In consideration for Executive’s employment pursuant to the terms of this Agreement, and the compensation and benefits payable or provided hereunder, and the additional promises set forth herein, Executive agrees to the covenants set forth below.

(a)         Nondisclosure of Confidential Information. Executive shall hold in a fiduciary capacity for the benefit of the Company and its affiliates all secret or confidential information, knowledge or data relating to the Company and its affiliates, and their respective businesses, which will be and has been obtained by Executive during Executive’s engagement or employment by the Company or any of its affiliates and which shall not be or become public knowledge (other than by acts by Executive or representatives of Executive in violation of this Agreement), including, but not limited to, the Company’s and its affiliates’ confidential records pertaining to their customers, including key customer contact information; contract terms and related information; confidential business opportunities and strategies; strategies for advertising and marketing; confidential business processes and strategies, including training, policies and procedures; product and service documents and forms; personnel records; financial and revenue data and reports, including pricing, quoting and billing methods; and any other business information that the Company and its affiliates maintain as confidential or that gives the Company or its affiliates an advantage or opportunity to gain an advantage over its competitors (collectively, “Confidential Information”). Executive specifically understands and agrees that the term Confidential Information also includes all confidential information of a third party that may be communicated to, acquired by, learned of, or developed by Executive in the course of or as a result of Executive’s engagement or employment with the Company and its affiliates. Except in connection with the good faith performance of Executive’s services to the Company and its affiliates, Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, use, communicate or divulge any such Confidential Information to anyone other than the Company or its affiliates and those designated by the foregoing.

(b)      Inventions and Patents. Executive agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information that relate to the actual or anticipated business, research and development or existing or future products or services of the Company or its affiliates, and that are conceived, developed or made by Executive during his employment with the Company or its affiliates (“Work Product”) belong to the Company and its affiliates. Executive shall promptly disclose such Work Product to the Company and its affiliates and perform all actions reasonably requested by the Company or its affiliates (whether during or after the Employment Period) to establish and confirm such ownership (including assignments, consents, powers of attorney, and other instruments). To the fullest extent permitted by applicable law, all intellectual property (including patents, trademarks, and copyrights) that are made, developed or acquired by Executive in the course of Executive’s employment with the Company or its affiliates will be and remain the absolute property of the Company and its affiliates, and Executive shall assist the Company and its affiliates in perfecting and defending their rights to such intellectual property.

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(c)         Nonsolicitation. During the period commencing on the Effective Date and ending on the second anniversary of the termination of Executive’s employment for any reason (the “Restricted Period”), Executive shall not directly or indirectly (i) except in the good faith performance of Executive’s duties to the Company or its affiliates, induce or attempt to induce any employee or independent contractor of the Company or any of its affiliates to leave the Company or any of its affiliates, or in any way interfere with the relationship between the Company or any of its affiliates, on the one hand, and any employee or independent contractor thereof, on the other hand, (ii) hire any person who was an employee or independent contractor of the Company or any of its affiliates until 12 months after such individual’s relationship with the Company or any of its affiliates has been terminated or (iii) except in the good faith performance of Executive’s duties to the Company, induce or attempt to induce any customer (whether former or current), supplier, licensee or other business relation of the Company or any of its affiliates to cease doing business with the Company or any of its affiliates, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation, on the one hand, and the Company or any of its affiliates, on the other hand.  From and after June 30, 2027, to the extent sub-clause (iii) of this Section 6(c) prohibits solicitation of business, (y) then following the Date of Termination prohibited solicitation of business shall only include solicitation which is to shift business away from Company or any of its affiliates where Executive established or substantially developed a direct relationship with the customer, supplier, licensee or other business relation through Executive’s work for the Company and its affiliates and (z) with respect to such solicitation, the Restricted Period shall end on the date that is 18 months after the Date of Termination.

(d)      Noncompetition. Executive acknowledges that, in the course of his employment with the Company, Executive has become familiar, or will become familiar, with the trade secrets and with other Confidential Information of the Company and its affiliates, and that Executive’s services have been and will be of special, unique and extraordinary value to the Company and its affiliates. Therefore, Executive agrees that, during the period commencing on the Effective Date and ending on the 18-month anniversary of the termination of Executive’s employment for any reason, Executive shall not, directly or indirectly, own, manage, operate, control, be employed by (whether as an employee, consultant, independent contractor or otherwise, and whether or not for compensation) or render services to any person, firm, corporation or other entity, in whatever form, engaged in a commercial banking business or any other business that is competitive with the business of the Company or its affiliates in any state or territory of the United States or any locale of any non-U.S. country in which the Company and its affiliates conducts business. Nothing herein shall prohibit Executive from being a passive owner of not more than two percent (2%) of the outstanding equity interest in any entity which is publicly traded, so long as Executive has no active participation in the business of such entity.  From and after June 30, 2027, this noncompetition provision shall not be applicable following the Date of Termination.

(e)         Mutual Non-Disparagement. From and following the Effective Date,

(i)           Executive shall not make, either directly or by or through another person, any oral or written negative, disparaging or adverse statements or representations of or concerning the Company and its affiliates, any of their clients or businesses or any of their current or former directors, officers, employees or other service providers and (ii) the Company shall direct its senior executives and members of the Board not to make, either directly or by or through another person, any oral or written negative, disparaging or adverse statements or representations of or concerning Executive.

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(f)       Return of Property. Executive acknowledges that all documents, records, files, lists, equipment, computer, software or other property (including intellectual property) relating to the businesses of the Company or any of its affiliates, in whatever form (including electronic), and all copies thereof, that have been or are received or created by Executive while an employee or service provider of the Company or any of its affiliates (including Confidential Information) are and shall remain the property of the Company and its affiliates, and Executive shall immediately return such property to the Company upon the Date of Termination and, in any event, at the Company’s request. Executive further agrees that any property situated on the premises of, and owned by, the Company or any of its affiliates, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by the Company’s personnel at any time with or without notice.

(g)       Cooperation. Executive agrees that upon the reasonable request of the Company or any of its affiliates following Executive’s termination of employment, Executive shall use reasonable efforts to assist and cooperate with the Company or its affiliates in connection with the defense or prosecution of any claim that may be made against or by the Company or its affiliates, or in connection with any ongoing or future investigation or dispute or claim of any kind involving the Company or its affiliates, including any proceedings before any arbitral, administrative, regulatory, judicial, legislative or other body or agency. The Company and its affiliates shall reasonably cooperate with Executive to minimize any disruption of Executive’s professional or personal obligations in connection with such assistance and cooperation. For purposes of Section 6(g), Executive shall be reimbursed for Executive’s reasonable out of pocket expenses that are reimbursable in accordance with the Company’s or Bank’s expense reimbursement policies, if any, and should Executive be required to devote more than four hours of time to such cooperation in any calendar month, Executive shall be compensated at the rate of $500 per hour for any additional hours devoted during such month.

(h)        Remedies and Injunctive Relief. Executive acknowledges that a violation by Executive of any of the covenants contained in this Section 6 would cause irreparable damage to the Company and its affiliates in an amount that would be material but not readily ascertainable, and that any remedy at law (including the payment of damages) would be inadequate. Accordingly, Executive agrees that, notwithstanding any provision of this Agreement to the contrary, in addition to any other damages it is able to show, in the event of a violation by Executive of any of the covenants contained in this Section 6, the Company and its affiliates shall be entitled (without the necessity of showing economic loss or other actual damage) to (i) cease payment of the compensation and benefits contemplated by Section 5 to the extent not previously paid or provided (including ceasing vesting of outstanding equity incentive awards), (ii) the prompt return by Executive of any portion of such compensation and the value of such benefits previously paid or provided (including forfeiture of any equity incentive awards that vested or the repayment of the value of any equity incentive awards that vested and have been exercised or settled, as applicable), and (iii) injunctive relief (including temporary restraining orders, preliminary injunctions and permanent injunctions), without posting a bond, in any court of competent jurisdiction for any actual or threatened breach of any of the covenants set forth in this Section 6 in addition to any other legal or equitable remedies it may have. The preceding sentence shall not be construed as a waiver of the rights that the Company and its affiliates may have for damages under this Agreement or otherwise, and all such rights shall be unrestricted. The Restricted Period shall be tolled during (and shall be deemed automatically extended by) any period during which Executive is in violation of the provisions of Section 6(c) or (d), as applicable. In the event that a court of competent jurisdiction determines that any provision of this Section 6 is invalid or more restrictive than permitted under the governing law of such jurisdiction, then, only as to enforcement of this Section 6 within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law.

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(i)         Acknowledgements.

(i)         Executive acknowledges that the Company and its affiliates have expended and will continue to expend substantial amounts of time, money and effort to develop business strategies, employee, customer and other relationships and goodwill to build an effective organization. Executive acknowledges that the Company and its affiliates have a legitimate business interest in and right to protect its Confidential Information, goodwill and employee, customer and other relationships, and that the Company and its affiliates would be seriously damaged by the disclosure of Confidential Information and the loss or deterioration of its employee, customer and other relationships. Executive further acknowledges that the Company and its affiliates are entitled to protect and preserve the going concern value of the Company and its affiliates to the extent permitted by law.

(ii)       In light of the foregoing acknowledgments, Executive agrees that the covenants contained in this Agreement are reasonable and properly required for the adequate protection of the businesses and goodwill of the Company and its affiliates. Executive further acknowledges that, although Executive’s compliance with the covenants contained in this Agreement may prevent Executive from earning a livelihood in a business similar to the business of the Company and its affiliates, Executive’s experience and capabilities are such that Executive has other opportunities to earn a livelihood and adequate means of support for Executive and Executive’s dependents.

(iii)        In light of the acknowledgements contained in this Section 6(i), to the extent permitted by applicable law, Executive agrees not to challenge or contest the reasonableness, validity or enforceability of any limitations on, and obligations of, Executive contained in this Agreement.

(iv)       Executive represents that Executive’s commencement of employment with the Company and its affiliates will not violate any agreement with a third party, including Executive’s current or former employers, and that Executive is not subject to any restriction, contractual or otherwise, that would prevent Executive from serving in the positions or performing the duties set forth above, or limit Executive’s ability to do so at any time during the Employment Period.

(v)         Executive hereby agrees that prior to accepting employment or engagement with any other person or entity during the Restricted Period, Executive shall provide such prospective employer or service recipient with written notice of the provisions of this Agreement, with a copy of such notice delivered promptly to the Company.

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(j)       Trade Secrets; Whistleblower Rights. The Company hereby informs Executive that, notwithstanding any provision of this Agreement to the contrary, an individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Further, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the employer’s trade secrets to the attorney and use the trade secret information in the court proceeding if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement prohibits Executive from disclosing or discussing conduct Executive reasonably believes to be illegal discrimination, illegal harassment, illegal retaliation, a wage and hour violation, or sexual assault, or that is recognized as against a clear mandate of public policy, or the existence of a settlement involving any such event or conduct.  In addition, notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall impair Executive’s rights under the whistleblower provisions of any applicable federal, state or local law or regulation or, for the avoidance of doubt, limit Executive’s right to receive an award for information provided to any government authority under such law or regulation, or to communicate, cooperate or file a complaint with, or make disclosures to, any U.S. federal, state or local governmental or law enforcement branch, agency or entity, in each case without prior authorization of (or giving prior notice to) the Company or any of its affiliates.  Notwithstanding the foregoing, Executive is not authorized to disclose any information covered by the Company’s or its affiliates’ attorney-client privilege or attorney work product without prior written consent of an authorized representative of the Company.

7.          Treatment of Certain Payments.

(a)       Anything in this Agreement to the contrary notwithstanding, in the event that the Accounting Firm (as defined below) shall determine that receipt of all Payments (as defined below) would subject Executive to the excise tax under Section 4999 of the Code, the Accounting Firm shall determine whether to reduce any of the Payments paid or payable pursuant to the Agreement (the “Agreement Payments”) so that the Parachute Value (as defined below) of all Payments, in the aggregate, equals the Safe Harbor Amount (as defined below). The Agreement Payments shall be so reduced only if the Accounting Firm determines that Executive would have a greater Net After-Tax Receipt (as defined below) of aggregate Payments if the Agreement Payments were so reduced. If the Accounting Firm determines that Executive would not have a greater Net After-Tax Receipt (as defined below) of aggregate Payments if the Agreement Payments were so reduced, Executive shall receive all Agreement Payments to which Executive is entitled hereunder.

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(b)       If the Accounting Firm determines that aggregate Agreement Payments should be reduced so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount, the Company shall promptly give Executive notice to that effect and a copy of the detailed calculation thereof. All determinations made by the Accounting Firm under this Section 7 shall be binding upon the Company and its affiliates and Executive and shall be made as soon as reasonably practicable and in no event later than 15 days following the Date of Termination. For purposes of reducing the Agreement Payments so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount, only amounts payable under the Agreement (and no other Payments) shall be reduced. The reduction of the amounts payable hereunder, if applicable, shall be made by reducing the payments and benefits under the following sections in the following order: (i) cash payments that may not be valued under Treas. Reg. § 1.280G-1, Q&A-24(c) (“24(c)”), (ii) equity-based payments that may not be valued under 24(c), (iii) cash payments that may be valued under 24(c), (iv) equity-based payments that may be valued under 24(c), and (v) other types of benefits. With respect to each category of the foregoing, such reduction shall occur first with respect to amounts that are not “deferred compensation” within the meaning of Section 409A of the Code and next with respect to payments that are deferred compensation, in each case, beginning with payments or benefits that are to be paid the farthest in time from the determination of the Accounting Firm. All reasonable fees and expenses of the Accounting Firm shall be borne solely by the Company.

(c)        To the extent requested by Executive, the Company shall cooperate with Executive in good faith in valuing, and the Accounting Firm shall take into account the value of, services provided or to be provided by Executive, including Executive’s agreeing to refrain from performing services pursuant to a covenant not to compete or similar covenant, before, on or after the date of a change in ownership or control of the Company (within the meaning of Q&A-2(b) of the final regulations under Section 280G of the Code) (a “Change in Control”), such that payments in respect of such services may be considered reasonable compensation within the meaning of Q&A-9 and Q&A-40 to Q&A-44 of the final regulations under Section 280G of the Code and/or exempt from the definition of the term “parachute payment” within the meaning of Q&A-2(a) of the final regulations under Section 280G of the Code in accordance with Q&A-5(a) of the final regulations under Section 280G of the Code.

(d)           The following terms shall have the following meanings for purposes of this Agreement:

(i)       “Accounting Firm” shall mean a nationally recognized certified public accounting firm or other professional organization that is a certified public accounting firm recognized as an expert in determinations and calculations for purposes of Section 280G of the Code that is selected by the Company prior to a Change in Control for purposes of making the applicable determinations hereunder, which firm shall not, without Executive’s consent, be a firm serving as accountant or auditor for the Person effecting the Change in Control.

(ii)         “Net After-Tax Receipt” shall mean the present value (as determined in accordance with Sections 280G(b)(2)(A)(ii) and 280G(d)(4) of the Code) of a Payment net of all taxes imposed on Executive with respect thereto under Sections 1 and 4999 of the Code and under applicable state and local laws, determined by applying the highest marginal rate under Section 1 of the Code and under state and local laws that applied to Executive’s taxable income for the immediately preceding taxable year, or such other rate(s) as the Accounting Firm determines to be likely to apply to Executive in the relevant tax year(s).

(iii)        “Parachute Value” of a Payment shall mean the present value as of the date of the change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a “parachute payment” under Section 280G(b)(2) of the Code, as determined by the Accounting Firm for purposes of determining whether and to what extent the excise tax under Section 4999 of the Code will apply to such Payment.

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(iv)       “Payment” shall mean any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) to or for the benefit of Executive, whether paid or payable pursuant to the Agreement or otherwise.

(v)          “Safe Harbor Amount” shall mean 2.99 times Executive’s “base amount,” within the meaning of Section 280G(b)(3) of the Code.

8.          Successors. This Agreement is personal to Executive and without the prior written consent of the Company shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive’s legal representatives. This Agreement shall inure to the benefit of and be binding upon the Company, the Bank and their respective successors and assigns. As used in this Agreement, “the Company” and “the Bank” shall mean the Company and the Bank as hereinbefore defined and any successor to their businesses and/or assets, as aforesaid, which assumes and agrees to perform this Agreement by operation of law, or otherwise, and the Company and the Bank shall require any successor to assume this Agreement and their obligations under this Agreement.

9.          Miscellaneous.

(a)        Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without reference to principles of conflict of laws. The parties irrevocably submit to the jurisdiction of any state or federal court sitting in or for Washington with respect to any dispute arising out of or relating to this Agreement or the Release, and each party irrevocably agrees that all claims in respect of such dispute or proceeding shall be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the venue of any dispute arising out of or relating to this Agreement or the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute or proceeding. Each party agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTER CLAIM BROUGHT OR ASSERTED BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

(b)           Notices.

(i)         In the event a notice or other document is required to be sent hereunder to any party hereto, such notice or other document shall be in writing and shall be considered given and received, in all respects when personally delivered, or when sent by express or courier service or United States registered or certified mail, return receipt requested and postage and other fees prepaid, or by electronic mail, on the day such notice or document is personally delivered or delivered by electronic mail or on the third business day following the day on which such notice or other document is deposited in the mail or delivered to any such commercial delivery service as aforesaid. Any notice and document shall be addressed to the party entitled to receive such notice or other document at the following addresses:

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If to the Company:

WaFd, Inc.
425 Pike Street
Seattle, WA 98101
Attention: General Counsel

If to Executive:

To the most recent address of Executive set forth in the personnel records of the Company.

(ii)       Any party hereto or their respective legal representatives may effect a change of address for purposes of this Agreement by giving written notice of such change to the Company in accordance with this Section 9(b) and the Company shall, upon the request of any party hereto in accordance with this Section 9(b), notify such party of such change in the manner provided herein. Until such notice of change of address is properly given, the addresses set forth herein shall be effective for all purposes.

(c)         Acknowledgements. Prior to execution of this Agreement, Executive was advised by the Company of Executive’s right to seek independent advice from an attorney of Executive’s own selection regarding this Agreement. Executive acknowledges that he has entered into this Agreement knowingly and voluntarily and with full knowledge and understanding of the provisions of this Agreement after being given the opportunity to consult with counsel. Executive further represents that, in entering into this Agreement, Executive is not relying on any statements or representations made by any of the directors, officers, employees or agents of the Company that are not expressly set forth herein, and that Executive is relying only upon Executive’s own judgment and any advice provided by Executive’s attorney.

(d)       Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

(e)        Survivability. The provisions of this Agreement that, by their terms, call for performance subsequent to the termination of either Executive’s employment or this Agreement (including the terms of Sections 5 and 6) shall so survive such termination.

(f)         Section Headings; Construction. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation hereof. For purposes of this Agreement, the term “including” shall mean “including, without limitation.”

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(g)        Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(h)       Tax Withholding. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

(i)          Section 409A.

(i)          General. It is intended that payments and benefits made or provided under this Agreement shall not result in penalty taxes or accelerated taxation pursuant to Section 409A of the Code. Any payments that qualify for the “short-term deferral” exception, the separation pay exception or another exception under Section 409A of the Code shall be paid under the applicable exception. For purposes of the limitations on non-qualified deferred compensation under Section 409A of the Code, each payment of compensation under this Agreement shall be treated as a separate payment of compensation. All payments to be made upon a termination of employment under this Agreement may only be made upon a “separation from service” under Section 409A of the Code to the extent necessary in order to avoid the imposition of penalty taxes on Executive pursuant to Section 409A of the Code. In no event may Executive, directly or indirectly, designate the calendar year of any payment under this Agreement, and to the extent required by Section 409A of the Code, any payment that may be paid in more than one taxable year (depending on the time that Executive executes the Release) shall be paid in the later taxable year.

(ii)       Reimbursements and In-Kind Benefits. Notwithstanding anything to the contrary in this Agreement, all reimbursements and in-kind benefits provided under this Agreement that are subject to Section 409A of the Code shall be made in accordance with the requirements of Section 409A of the Code, including, where applicable, the requirement that (A) any reimbursement is for expenses incurred during Executive’s lifetime (or during a shorter period of time specified in this Agreement); (B) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during a calendar year may not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year; (C) the reimbursement of an eligible expense will be made no later than the last day of the calendar year following the year in which the expense is incurred; and (D) the right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit.

(iii)        Delay of Payments. Notwithstanding any other provision of this Agreement to the contrary, if Executive is considered a “specified employee” for purposes of Section 409A of the Code (as determined in accordance with the methodology established by the Company and its affiliates as in effect on the Date of Termination), any payment that constitutes non-qualified deferred compensation within the meaning of Section 409A of the Code that is otherwise due to Executive under this Agreement during the six-month period immediately following Executive’s separation from service (as determined in accordance with Section 409A of the Code) on account of Executive’s separation from service shall be accumulated and paid to Executive on the first business day of the seventh month following his separation from service (the “Delayed Payment Date”), to the extent necessary to prevent the imposition of tax penalties on Executive under Section 409A of the Code. If Executive dies during the postponement period, the amounts and entitlements delayed on account of Section 409A of the Code shall be paid to the personal representative of his estate on the first to occur of the Delayed Payment Date or 30 calendar days after the date of Executive’s death.

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(j)         Amendments. No provision of this Agreement shall be modified or amended except by an instrument in writing duly executed by the parties hereto. No custom, act, payment, favor or indulgence shall grant any additional right to Executive or be deemed a waiver by the Company of any of Executive’s obligations hereunder or release Executive therefrom or impose any additional obligation upon the Company. No waiver by any party of any breach by the other party of any term or provision hereof shall be deemed to be an assent or waiver by any party to or of any succeeding breach of the same or any other term or provision. This Agreement is personal to and shall not be assignable by any party, but shall inure to the benefit of the parties hereto and their respective heirs, beneficiaries, successors and assigns.

(k)      Entire Agreement. This Agreement, together with that certain letter agreement, of even date herewith, by and between the Company and Executive regarding the Continuity Payment (as defined therein) and Executive’s conditional waiver of certain rights in connection with the Merger, constitutes the entire agreement of the parties hereto in respect of the terms and conditions of Executive’s employment with the Company and its affiliates, including his severance entitlements, and, as of the Effective Date, supersedes and cancels in their entirety all prior understandings, agreements and commitments, whether written or oral, relating to the terms and conditions of employment between Executive, on the one hand, and the Company or its affiliates, on the other hand (including the Change of Control Agreement by and between Executive and the Company, dated as of August 17, 2015).

(l)         Conditional on Closing. In the event the Closing does not occur or the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall be null and void and of no further force or effect upon such termination.

[Signature pages follow]

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IN WITNESS WHEREOF, the Company, the Bank and Executive have executed this Agreement effective as of the date first above written.

WAFD, INC.

By:	/s/ Kelli Holz
Name:	Kelli Holz
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Employment Agreement]

WAFD BANK

By:	/s/ Kelli Holz
Name:	Kelli Holz
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Employment Agreement]

EXECUTIVE

/s/ Brent J. Beardall
Brent J. Beardall

[Signature Page to Employment Agreement]

Exhibit 10.3

Execution Version

September 6, 2026

Via E-mail
Brent J. Beardall

Dear Brent:

As you are aware, WaFd, Inc. (the “Company”) plans to enter into an Agreement and Plan of Merger on or about September 6, 2026 (the “Merger Agreement”) with EverBank Financial Corp. (“EverBank”), pursuant to which EverBank will, subject to the terms and conditions set forth in the Merger Agreement, merge with and into the Company (the “Merger”), with the Company as the surviving corporation (hereinafter referred to in such capacity and together with EverBank, National Association, as the “Surviving Corporation”).  Reference is made to your Change of Control Agreement with the Company, dated as of August 17, 2015 (the “CIC Agreement”).

Effective as of, and subject to and contingent upon, the closing of the Merger (the “Closing”), in consideration for the promises and mutual covenants in the Merger Agreement, including your continued employment with the Surviving Corporation and the benefits you will receive in connection with the Merger, including the Continuity Payment (as defined below), you and the Company agree as set forth below.  For the avoidance of doubt, in the event the Merger Agreement is terminated in accordance with its terms, this letter agreement will be null and void ab initio and your CIC Agreement shall continue in full force and effect following such termination.

In consideration of your efforts toward the completion of the Merger and the covenants and waiver set forth herein, and in settlement of all of your rights under the CIC Agreement, the Surviving Corporation shall pay you a lump sum cash payment in the amount of $5,025,000 (the “Continuity Payment”), less applicable tax withholdings, payable within 60 days following the Closing, subject to your continued employment through the Closing.  Payment of the Continuity Payment is subject to your execution of a release of claims in a form provided by the Surviving Company, as contemplated by the CIC Agreement.

You hereby acknowledge and agree that, effective as of and following the Closing, (i) (a) any diminution of your authority, duties, or responsibilities, (b) a requirement that you report to the Chief Executive Officer of the Surviving Corporation instead of reporting directly to the Company’s Board of Directors immediately following the Merger, (c) any diminution in the budget over which you retain authority, or (d) any other action that would have constituted a material breach of the CIC Agreement (including failure of the Company’s successors to assume the CIC Agreement), in each case, in connection with your transition to the role of President and member of the Board of Directors of the Surviving Corporation immediately following the consummation of the transactions contemplated in the Merger Agreement, will not constitute “Good Reason” for purposes of the CIC Agreement or any other applicable arrangement or agreement you may have with the Company or any affiliate; (ii)  you hereby waive any and all rights or claims to any payments or benefits you may have been entitled to thereunder as a result of such a modification; (iii) you hereby waive the “Good Reason” trigger under Section 4(c)(iii) of the CIC Agreement relating to a material change in the geographic location at which you must perform services following the Closing, but only to the extent that, following the Closing, you are required to be principally employed at a location not more than 30 miles from the current location of the Company’s offices in Seattle, Washington or from Bellevue, Washington;  and (iv) the Surviving Corporation and its subsidiaries and affiliates shall have no further obligations to you under the CIC Agreement.

Any modification of the terms of this letter agreement shall only be valid if made in writing and signed by the parties hereto.  This letter agreement is governed by the laws of the State of Washington without regard to its conflict-of-law rules and each of the parties hereby submits to the exclusive jurisdiction of any federal or state court sitting in the State of Washington with respect to any claim or action arising relating to this letter agreement.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties have caused this letter agreement to be executed as of the date first written above.

WAFD, INC.

By:	/s/ Kelli Holz
Name: Kelli Holz
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Letter Agreement]

/s/ Brent J. Beardall
Brent J. Beardall

[Signature Page to Letter Agreement]

Exhibit 10.4

Execution Version

September 6, 2026

Via E-mail
Kim Robison

Dear Kim:

As you are aware, WaFd, Inc. (the “Company”) plans to enter into an Agreement and Plan of Merger on or about September 6, 2026 (the “Merger Agreement”) with EverBank Financial Corp. (“EverBank”), pursuant to which EverBank will, subject to the terms and conditions set forth in the Merger Agreement, merge with and into the Company (the “Merger”), with the Company as the surviving corporation (hereinafter referred to in such capacity and together with EverBank, National Association, as the “Surviving Corporation”).  Reference is made to your Change of Control Agreement with the Company, dated as of January 24, 2018 (the “CIC Agreement”).

Effective as of, and subject to and contingent upon, the closing of the Merger (the “Closing”), in consideration for the promises and mutual covenants in the Merger Agreement, including your continued employment with the Surviving Corporation and the benefits you will receive in connection with the Merger, including the Continuity Payment (as defined below), you and the Company agree as set forth below.  For the avoidance of doubt, in the event the Merger Agreement is terminated in accordance with its terms, this letter agreement will be null and void ab initio and your CIC Agreement shall continue in full force and effect following such termination.

In consideration of your efforts toward the completion of the Merger and the covenants and waiver set forth herein, and in settlement of all of your rights under the CIC Agreement, the Surviving Corporation shall pay you a lump sum cash payment in the amount of $1,930,000 (the “Continuity Payment”), less applicable tax withholdings, payable within 60 days following the Closing, subject to your continued employment through the Closing.  Payment of the Continuity Payment is subject to your execution of a release of claims in a form provided by the Surviving Company, as contemplated by the CIC Agreement.

You hereby acknowledge and agree that, effective as of and following the Closing, (i) (a) any diminution of your authority, duties, or responsibilities, (b) any diminution in the authority, duties, or responsibilities of the supervisor(s) to whom you are required to report, including a requirement that you report to a corporate officer or employee instead of reporting directly to the Company’s Board of Directors immediately following the Merger, (c) any diminution in the budget over which you retain authority, or (d) any other action that would have constituted a material breach of the CIC Agreement (including failure of the Company’s successors to assume the CIC Agreement), in each case, in connection with your transition to your new role, as shall be determined prior to the Closing, with the Surviving Corporation immediately following the consummation of the transactions contemplated in the Merger Agreement, will not constitute “Good Reason” for purposes of the CIC Agreement or any other applicable arrangement or agreement you may have with the Company or any affiliate; (ii)  you hereby waive any and all rights or claims to any payments or benefits you may have been entitled to thereunder as a result of such a modification; (iii) you hereby waive the “Good Reason” trigger under Section 4(c)(iii) of the CIC Agreement relating to a material change in the geographic location at which you must perform services following the Closing, but only to the extent that, following the Closing, you are required to be principally employed at a location not more than 30 miles from the current location of the Company’s offices in Seattle, Washington or from Bellevue, Washington; and (iv) the Surviving Corporation and its subsidiaries and affiliates shall have no further obligations to you under the CIC Agreement.

Any modification of the terms of this letter agreement shall only be valid if made in writing and signed by the parties hereto.  This letter agreement is governed by the laws of the State of Washington without regard to its conflict-of-law rules and each of the parties hereby submits to the exclusive jurisdiction of any federal or state court sitting in the State of Washington with respect to any claim or action arising relating to this letter agreement.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties have caused this letter agreement to be executed as of the date first written above.

WAFD, INC.

By:	/s/ Brent Beardall
Name: Brent Beardall
Title: President and Chief Executive Officer

[Signature Page to Letter Agreement]

/s/ Kim Robison
Kim Robison

[Signature Page to Letter Agreement]

Exhibit 99.1

WaFd, Inc. Enters into a $3.9 Billion Reverse Merger
Transaction with EverBank Financial Corp

Combination will position bank for strong performance
and returns, with significant EPS accretion in 2027

JACKSONVILLE, FL and SEATTLE, WA — September 7, 2026 — EverBank Financial Corp, the parent company of EverBank, N.A., and WaFd, Inc. (NASDAQ: WAFD), the parent company of WaFd Bank, today announced they have entered into a definitive merger agreement providing for a strategic combination of EverBank Financial Corp and WaFd, Inc.

Under the terms of the agreement, EverBank Financial Corp will merge with and into WaFd, Inc., with WaFd, Inc. continuing as the resulting financial holding company. Existing shareholders of EverBank Financial Corp will receive common stock in WaFd, Inc. in exchange for their EverBank Financial Corp shares. Upon completion of the merger, WaFd, Inc. will remain a publicly traded company and change its name to EverBank Financial Corp and trade on the Nasdaq Stock Exchange under the new ticker symbol EVBK. EverBank Financial Corp will be designated as the accounting acquirer. Immediately following the holding company merger, WaFd Bank, a federally insured Washington state chartered commercial bank, will merge with and into EverBank, N.A., a national banking association, with EverBank continuing as the bank chartered by the Office of the Comptroller of the Currency.

The transaction is expected to result in significantly improved profitability for the combined pro-forma company, with a return on tangible common equity of approximately 15% after full realization of expected cost synergies. For WaFd, Inc. shareholders, the expected 2027 EPS accretion is approximately 29%, with an earn-back period for tangible book value dilution of under two years. As a result, the transaction is expected to provide a catalyst for enhanced value creation for both companies’ shareholders over the next few years.

“Since 2023, EverBank has been on a journey to transform itself into a high-performing bank sharply focused on enabling our consumer and business clients to make the most of their money,” said Greg Seibly, EverBank Financial Corp’s Chief Executive Officer. “We’re incredibly proud of what we’ve accomplished, all thanks to our dedicated associates. Today, we’re starting down an exciting new path with the merger of EverBank and WaFd Bank. Simply put, our two banks are stronger together. The combination of EverBank and WaFd Bank will open many new opportunities for nationwide growth and financial performance. By joining together, we’ll leverage our existing scalable consumer and commercial banking platforms to deliver high-value products and services to clients across the country in the ways that best meet their unique needs and goals. All of us at EverBank are looking forward to partnering with the WaFd Bank team to accomplish even greater things for our clients, employees and communities in the years ahead.”

Brent Beardall, WaFd, Inc. CEO and Vice Chairman, commented: “It is a privilege every day to work side by side with the WaFd team of bankers. This opportunity to partner with EverBank is an elegant fit, and it allows us to carry forward the ethos of WaFd and deliver improved returns for our shareholders. Both banks bring exceptional credit quality and strong capital to the partnership. We complement one another in several key strategic priorities. First, our core deposits supplement EverBank’s direct consumer online bank. Second, our extensive commercial real estate lending expertise will enrich their robust commercial and industrial lending channels. Third, EverBank’s 28 financial centers in California add needed scale to the market to better serve our clients. Collectively, I have no doubt that we are stronger together. I’m honored to work with Greg and our team to challenge the status quo for the banking industry.”

After the transaction is completed, the bank will be led by a highly experienced combined management team, with a strong track record of leading regional banks and executing successful acquisitions and integrations. Greg Seibly will serve as chief executive officer and Brent Beardall will be president.

The board of directors of each of the combined bank and resulting holding company will each have 13 members, with seven seats representing legacy EverBank and six representing legacy WaFd Bank, including Greg Seibly and Brent Beardall. Robert Radway, who currently serves as EverBank Financial Corp’s chairman, will serve as chairman of the combined bank and resulting holding company.

Positioned for Growth, Performance

EverBank and WaFd Bank have complementary businesses, and the combination of the two banks will bring together aligned consumer and commercial capabilities and strategies. The merger will strengthen the enlarged bank’s returns profile, with greater operational scale and increased efficiencies.

In recent years, both banks have pursued a common strategic shift toward commercial banking, accelerating their transition away from residential and consumer lending while further diversifying their loan portfolios. EverBank has organically grown its legacy commercial lending and finance business and launched new channels, including commercial real estate bridge lending, life insurance premium finance, SBA lending and fund finance.

WaFd Bank has leveraged its strong community connections and branch network spanning the western United States to grow its business banking offerings, including SBA lending, commercial lending and commercial real estate.

The merger will enhance the bank’s funding stability through a diversified deposit base that combines WaFd Bank’s commercial clients with EverBank’s retail clients, supported by multiple deposit-gathering channels, including an expanded network of more than 250 financial centers, and a limited reliance on wholesale funding.

The combined bank will also accelerate WaFd Bank’s wealth management platform by leveraging EverBank’s affluent client base to scale Registered Investment Advisor offerings and expanding valuable fee-income streams for the bank.

Upon completion of the transaction, the EverBank Financial Corp investors, which include funds managed by Stone Point Capital, Warburg Pincus, Reverence Capital Partners, Sixth Street and Bayview Asset Management, along with TIAA, will collectively own approximately 59.2% of the pro forma combined company, with WaFd, Inc., shareholders owning approximately 40.8%.

The transaction, which is expected to be completed in early 2027 and be tax-free for both EverBank Financial Corp and WaFd, Inc. common shareholders, is subject to regulatory approval and WaFd, Inc.’s shareholders’ approval, and other customary closing conditions.

Advisors

J.P. Morgan and Piper Sandler Companies are serving as financial advisors to EverBank Financial Corp, with Wachtell, Lipton, Rosen & Katz as legal advisor. Keefe, Bruyette & Woods, a Stifel company, is serving as financial advisor to WaFd, Inc., with Simpson Thacher & Bartlett, LLP, serving as legal advisor.

Conference Call

WaFd, Inc. will host a conference call for investors and analysts at 5:00 am Pacific Time on Tuesday, September 8, 2026. Participants may join the call at:
https://edge.media-server.com/mmc/p/w8qk9uyf

Presentation materials are available on the WaFd, Inc. website at www.wafdbank.com/about-us/investor-relations.

About EverBank Financial Corp

EverBank Financial Corp is a financial holding company and conducts its banking operations through its wholly owned subsidiary, EverBank, N.A. EverBank is a nationwide specialty bank providing high-value products and services to consumer and commercial clients coast-to-coast. As a pioneer in online banking, EverBank offers convenient digital access for clients 24/7, in addition to phone banking services and a network of financial centers across California, Florida and New York. EverBank’s commitment is to deliver to its clients high-performing, high-yield solutions backed by exceptional service, always giving them the advantage they expect to make the most of their money. Visit everbank.com or connect and interact with us on Facebook, Instagram, LinkedIn or X. EverBank is a Member FDIC.

About WaFd, Inc.

WaFd Inc. is a bank holding company headquartered in Seattle and traded on the Nasdaq under the symbol WAFD. Founded in 1917, its banking subsidiary WaFd Bank is a full-service commercial bank that operates more than 200 branches across nine western states and provides lending, deposit, treasury management and financial services to consumers, businesses and commercial clients. WaFd Bank is committed to building strong relationships, supporting local communities and helping individuals and businesses achieve financial success. For more information, visit www.wafdbank.com.

Contact Information

EverBank: Michael Cosgrove, michael.cosgrove@everbank.com. (904) 612-4160.

WaFd Bank: Brad Goode, Brad.Goode@wafd.com. (206) 626-8178.

Statement Regarding Forward-looking Information

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the beliefs, plans, goals, expectations and estimates of WaFd, Inc. (“WaFd”) and EverBank Financial Corp (“EverBank”). Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target,” “plan,” “estimate,” “should,” “likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of WaFd and EverBank, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in WaFd’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between WaFd and EverBank; (ii) the outcome of any legal proceedings that may be instituted against WaFd or EverBank, including potential litigation that may be instituted against WaFd or its directors or officers related to the proposed transaction or the definitive merger agreement between WaFd and EverBank; (iii) the timing and completion of the transaction, including the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; (iv) the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of WaFd; (v) the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where WaFd and EverBank do business; (vi) certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) diversion of management’s attention from ongoing business operations and opportunities; (ix) reputational risk and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (x) WaFd’s and EverBank’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (xi) currency and interest rate fluctuations; (xii) success of hedging activities; (xiii) material adverse changes in economic and industry conditions, including the availability of short and long-term financing; (xiv) general competitive, economic, political and market conditions; (xv) changes in asset quality and credit risk; (xvi) the inability to sustain revenue and earnings growth; (xvii) inflation; (xviii) customer borrowing, repayment, investment and deposit practices; (xix) the impact, extent and timing of technological changes; (xx) capital management activities; (xxi) other actions of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the State of Washington; (xxii) legislative and regulatory actions and reforms; and (xxiii) other factors that may affect future results of WaFd and EverBank.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in WaFd’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of WaFd’s website, www.wafdbank.com/about-us/investor-relations, under the heading “SEC Filings” and in other documents WaFd files with the SEC (available at www.sec.gov). All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to WaFd and EverBank.

Any forward-looking statements contained in this document represent the views of WaFd and EverBank only as of the date hereof and are presented for the purpose of assisting their respective shareholders and analysts in understanding WaFd’s and EverBank’s financial position, objectives and priorities and anticipated financial performance as at and for the periods ended on the dates presented, and may not be appropriate for other purposes. Neither WaFd nor EverBank undertakes to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.

Important Other Information

In connection with the proposed transaction, WaFd intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WaFd will mail the definitive proxy statement to each shareholder entitled to vote at the meeting relating to the proposed transaction.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF WAFD ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING WAFD’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAFD AND THE PROPOSED TRANSACTION.

Investors and shareholders of WaFd will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Brad Goode, WaFd, Inc., 425 Pike Street, Seattle, Washington 98101, telephone (206) 626-8178.

Participants in the Solicitation

WaFd, EverBank and certain of WaFd’s directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding WaFd’s directors and executive officers is available in the proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

# # #

Exhibit 99.2

EverBank + WaFd

Stronger Together

September 7, 2026

 EverBank + WaFd  Stronger Together  September 7, 2026

 This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the beliefs, plans, goals, expectations and estimates of WaFd, Inc. (“WaFd”) and EverBank Financial Corp (“EverBank”). Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target,” “plan,” “estimate,” “should,” “likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.  Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of WaFd and EverBank, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in WaFd’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between WaFd and EverBank; (ii) the outcome of any legal proceedings that may be instituted against WaFd or EverBank, including potential litigation that may be instituted against WaFd or its directors or officers related to the proposed transaction or the definitive merger agreement between WaFd and EverBank; (iii) the timing and completion of the transaction, including the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; (iv) the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of WaFd; (v) the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where WaFd and EverBank do business; (vi) certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) diversion of management’s attention from ongoing business operations and opportunities; (ix) reputational risk and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (x) WaFd’s and EverBank’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (xi) currency and interest rate fluctuations; (xii) success of hedging activities; (xiii) material adverse changes in economic and industry conditions, including the availability of short and long-term financing; (xiv) general competitive, economic, political and market conditions; (xv) changes in asset quality and credit risk; (xvi) the inability to sustain revenue and earnings growth; (xvii) inflation; (xviii) customer borrowing, repayment, investment and deposit practices; (xix) the impact, extent and timing of technological changes; (xx) capital management activities; (xxi) other actions of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the State of Washington; (xxii) legislative and regulatory actions and reforms; and (xxiii) other factors that may affect future results of WaFd and EverBank.  We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in WaFd’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of WaFd’s website, www.wafdbank.com/about-us/investor-relations, under the heading “SEC Filings” and in other documents WaFd files with the SEC (available at www.sec.gov). All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to WaFd and EverBank.  Any forward-looking statements contained in this document represent the views of WaFd and EverBank only as of the date hereof and are presented for the purpose of assisting their respective shareholders and analysts in understanding WaFd’s and EverBank’s financial position, objectives and priorities and anticipated financial performance as at and for the periods ended on the dates presented, and may not be appropriate for other purposes. Neither WaFd nor EverBank undertakes to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.  Statement Regarding Forward-looking Information

 In connection with the proposed transaction, WaFd intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WaFd will mail the definitive proxy statement to each shareholder entitled to vote at the meeting relating to the proposed transaction.  This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF WAFD ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING WAFD’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAFD AND THE PROPOSED TRANSACTION.  Investors and shareholders of WaFd will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Brad Goode, WaFd, Inc., 425 Pike Street, Seattle, Washington 98101, telephone (206) 626-8178.  Participants in the Solicitation  WaFd, EverBank and certain of WaFd’s directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding WaFd’s directors and executive officers is available in the proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.  Non-GAAP Financial Measures  This communication contains certain non-GAAP financial measures that are not in accordance with U.S. generally accepted accounting principles (GAAP). WaFd uses certain non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors’ overall understanding of WaFd’s financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to WaFd’s GAAP results.  Important Other Information

Today’s Presenters

EverBank

Greg Seibly

Chief Executive Officer

Pat Rusnak

Chief Financial Officer,

Executive Vice President

WaFd

Brent Beardall

President, Chief Executive Officer

Kelli Holz

Chief Financial Officer,

Executive Vice President

4

 Today’s Presenters   Greg Seibly  Chief Executive Officer  Brent Beardall  President, Chief Executive Officer   Pat Rusnak  Chief Financial Officer, Executive Vice President  Kelli Holz  Chief Financial Officer, Executive Vice President

 Transaction Overview

 Bringing and Together  EverBank is a $47bn-asset, scaled digital bank with branches in Florida & California and deep national commercial lending expertise  WaFd is a $28bn-asset, relationship-focused regional bank located in attractive Western U.S. markets  Combined franchise is a $75bn-asset, multi-channel bank with scale, diverse products and a branch footprint in highly attractive markets  Combination enhances both franchises, providing lending and funding diversification, accelerating profitability ramp and unlocking growth upside  EverBank’s proven track record in commercial lending complements WaFd’s business banking strategy and accelerates the 2030 plan  WaFd’s relationship-based banking provides attractive funding diversification to EverBank’s highly sticky digital deposits  Together, the franchise is well positioned with the profitability, scale, products, channels and markets to be a high performing bank  Source: Company filings; FactSet; S&P Global Market Intelligence   Note: Financial data as June 30, 2026; Market data as of September 4, 2026; Pro forma metrics are represented at close and fully-synergized where applicable  $75B  Assets  74%  Commercial Loans  $58B  Loans  45%  2027E Efficiency Ratio  15%+  2027E ROATCE  $59B  Deposits  82% insured  National, Scaled, Multi-channel Banking Franchise with Robust Profitability  Key Highlights  Significant Pro Forma Scale  Combination Produces Strong Profitability and Diversification  Highly financially compelling with meaningful EPS accretion and short TBV earnback

A Merger That is Financially Compelling

Highly Compelling Financial Returns

Highly accretive to WaFd EPS with robust earnings power and profitability	**~29%** *2027E EPS accretion (1)*	**15%+** *2027E ROATCE (1)*	**$865M+** *Run-rate earnings (2)*
Enhanced profitability drives short TBV earnback period and excess capital generation	**(8.6%)** *TBV per share dilution*	**2.0 years** *TBV earnback period (3)*	**~90bps+** *Annual CET1 generation (4)*
Well-capitalized pro forma balance sheet	**9.8%** *CET1*	**8.1%** *Tier 1 leverage*	**12.6%** *Total capital*

Attractive Pricing

2027 Price / Earnings

10.8x
8.9x
7.2x
synergized

Price / TBVPS

1.2x
1.1x

~90% pay-to-trade ratio

7

 A Merger That is Financially Compelling  $865M+  Run-rate earnings (2)  Highly accretive to WaFd EPS with robust earnings power and profitability  ~29%  2027E EPS accretion (1)  15%+  2027E ROATCE (1)  Well-capitalized pro forma balance sheet  12.6%  Total capital  8.1%  Tier 1 leverage  9.8%  CET1  Enhanced profitability drives short TBV earnback period and excess capital generation  ~90bps+  Annual CET1 generation (4)  2.0 years  TBV earnback period (3)   (8.6%)  TBV per share dilution  Source: Company filings; FactSet; S&P Global Market Intelligence  Notes: Financial data as of June 30, 2026; Market data as of September 4, 2026  1. Based on fully-synergized profitability metrics on a calendar year basis; 2. Represents net income to common; 3. TBV earnback period reflects crossover method; 4. Run rate organic CET1 generation before dividends; 5. See pages 29 and 30  Attractive Pricing Drives Strong EPS Accretion with Minimal Tangible Book Value Dilution and Short Earnback  Enhanced ROATCE and EPS accretion support ~25–45% upside to current share price (5)  Highly Compelling Financial Returns  Attractive Pricing  2027 Price / Earnings  Price / TBVPS  synergized  ~90% pay-to-trade ratio

  + : Stronger Together  Multi-channel, relationship-driven strategy pairing a regional bank with a national, digital and commercial lending franchise  1  4  Experienced management team with significant integration experience and deep local and national expertise   6  Scarcity value underpinned by diverse business model, robust profitability, and scale in attractive markets  7  c  Scale, funding and asset deployment strategy to navigate a rapidly evolving banking environment  3  5  +  Strategically located in attractive, high-growth markets, serving clients locally and nationally  2  Strong EPS accretion, return profile, and earnings power support robust growth and capital return  Efficient cost structure and flexible funding model enable outperformance across economic cycles  Bringing Together Complementary Institutions to Create a Highly Profitable and High-Growth Franchise

 Key Transaction Details   Structure  WaFd, Inc. issues shares to EverBank Financial Corp stockholders  WaFd, Inc. will remain a publicly traded bank holding company, renamed EverBank Financial Corp under a new ticker – EVBK   WaFd will be the legal acquiror and EverBank will be the accounting acquiror (WaFd’s balance sheet will be subject to fair value accounting)  EverBank Financial Corp will be regulated by the Federal Reserve and EverBank, N.A. by the OCC  Consideration  100% common stock consideration  WaFd will issue 103.1mm shares(1) (107.7mm inclusive of options) in connection with the transaction  Pro forma shares: 177.1mm basic | 182.0mm diluted  Ownership split: 59.2% EverBank / 40.8% WaFd  Brand  Headquarters  Holding company: Bellevue, WA | Bank: Jacksonville, FL  Board of Directors  7 EverBank / 6 WaFd Directors  Chairman: Robert Radway | Directors include Greg Seibly and Brent Beardall  Leadership:  Chief Executive Officer: Greg Seibly  President: Brent Beardall  Conditions / approvals  Subject to receipt of WaFd shareholder approval   Approval of EverBank stockholders has been obtained  Subject to customary regulatory approvals  EverBank stockholders entitled to customary registration rights and have agreed to a phased lock up schedule over 12 months post closing(2)  Anticipated closing in 1Q’27  Source: Company filings; FactSet; S&P Global Market Intelligence   Notes:  1. Number of WaFd shares to be issued at closing will depend on the number of fully diluted shares of WaFd as of closing (calculated using the treasury stock method based on the 10-day VWAP of the WaFd shares prior to closing) to target an ownership split of 59.2% to EverBank and 40.8% to WaFd; includes additional dilutive commitments; 2. Four-period lock up beginning at closing, with shares released 10% / 10% / 40% / 40% after 30 days, 90 days, 180 days and 12 months, respectively  Regional  West region: WaFd  CA / FL: EverBank  Holding company  EverBank  Digital  EB Direct (pending)  National  EverBank

Scaled Presence in Highly Attractive Markets Creates Scarcity Value

Strategically Located in High-Growth and Wealthy Markets

(212)
(42)
Seattle
Olympia
WA
Portland
Salem
OR
ID
Boise
MT
WY
Salt Lake City
UT
NV
Carson City
CO
San Francisco
San Jose
CA
Las Vegas
AZ
Santa Fe
NM
Phoenix
Mesa
Los Angeles
Long Beach
San Diego

Texas
Ft. Worth
Dallas
TX
Austin
Florida
Jacksonville
FL
Tampa
West Palm Beach
Naples
Miami

254 total branches

Sizable Growth Opportunity

8 of Top 15
MSAs by Population

6 of Top 10
Growth States[2]

$105k HHI
vs. $87k National Average[3]

24 MSAs
with over 500k population

10

 Scaled Presence in Highly Attractive Markets Creates Scarcity Value  Strategically Located in High-Growth and Wealthy Markets  CA  ID  NV  NM  CO  WY  UT  Seattle  AZ  WA  OR  Olympia  Portland  Salem  Boise  Carson City  SanFrancisco  San Jose  Los Angeles  Long Beach  San Diego  Phoenix  Las Vegas  Santa Fe  Salt LakeCity  Mesa  MT   (212)   (42)  Florida  FL  Tampa  Miami  West PalmBeach  Jacksonville  Naples  Texas  TX  Dallas  Austin  Ft. Worth  Sizable Growth Opportunity  3 of Top 5  MSAs with Most   Middle Market Businesses(4)  24 MSAs  with over 500k population  8 of Top 15  MSAs by Population  6 of Top 10  Growth States(2)  4th Largest  Bank Holding Company Headquartered in Western U.S. (1)  $105k HHI  vs. $87k   National Average(3)  254 total branches  Source: S&P Global Market Intelligence; United States Census Bureau  Note:   1. Includes banks with total assets less than $1 trillion; 2. As defined by population growth rate (2020–2026); 3. Company household income calculated as weighted average based on deposits by county, excludes EverBank headquarters; 4. Middle market businesses defined as companies with 100-499 employees

 Digital  Regional  National  Composition  Loans  Deposits  Complementary Multi-Channel Strategy Leveraging the Strength of Both Franchises   Source: Company filings; S&P Global Market Intelligence  Note: Financial data as of June 30, 2026; Percentages may not sum due to rounding  Channel Overview  Nationwide digital bank complementing strategic branch footprint providing durable funding and balance sheet resilience  Relationship driven commercial lending focused on national industry verticals with attractive risk-adjusted returns  Core, in-market relationship banking franchise built on WaFd’s 110-year history  Regional  32%  National  68%  $58B  Composition  Regional  53%  National  16%  $59B  Digital  30%  Focused on relationship lending with attractive risk adjusted returns  Low yield runoff portfolio remixing into higher yielding commercial loans  Disciplined underwriting and risk tolerance  Strategically located branch network  Concierge level of service creates client loyalty  Well-established digital bank, with an average customer tenure of 5+ years, provides stable funding

Lending

Consumer
CRE
Legacy runoff
Residential
25%
12%
16%
Multi-family
$58B
Total
C&D
4%
7%
Corporate debt finance
16%
11%
6%
Fund finance
C&I(1)
2%
Lender finance
Structured mortgage finance

Yield on loans: 5.60%[2]

74% Commercial

Deposits

Multi-Faceted, Efficient Deposit Gathering Strategy

Other
11%
Commercial direct and specialty
16%
$59B
Total
43%
Financial centers
Consumer direct
30%

Cost of deposits: 2.73%

82% FDIC-insured

Larger balance sheet enables greater growth

Reduces lending concentrations

Diverse, sticky funding supports lending growth

12

 74% Commercial  Commercially Focused Bank with Diverse Deposit Funding – Unlocks Growth and Earnings Potential  Multi-Faceted, Efficient Deposit Gathering Strategy  Source: Company filings; S&P Global Market Intelligence  Note: Financial data as of June 30, 2026; Percentages may not sum due to rounding  1. Includes EverBank Sterling loans allocated to C&I; 2. Includes accretion income  Diversified National and Regional Lending Portfolio Underwritten with Commercial Expertise  82% FDIC-insured  Yield on loans: 5.60%(2)   Cost of deposits: 2.73%   $59B  Total  Financial centers  Commercial direct and specialty  Other  Consumer direct  Larger balance sheet enables greater growth  Reduces lending concentrations  Diverse, sticky funding supports lending growth  $58B  Total  CRE  C&I(1)  Structured mortgage finance  Legacy runoff  Multi-family  Corporate debt finance  Residential  C&D  Consumer  Lending  Deposits  Fund finance  Lender finance

Combination Accelerates WaFd's Goals

CURRENT STRATEGY

EXPAND COMMERCIAL LENDING
~15% ROATCE
ENHANCE DEPOSIT FRANCHISE

Advances evolution to a commercial bank

64% → 74%
Commercial loans

Accelerates profitability journey

10% → 15%+
ROATCE

Enhances digital capabilities and enhances funding flexibility

61% → 73%
Non-time deposits

Opportunity To Optimize The Balance Sheet

Meaningful Cross-Sell Opportunities

13

 Combination Accelerates WaFd’s Goals   Source: Company filings; FactSet; S&P Global Market Intelligence   Note: Financial data as of June 30, 2026; Market data as of September 4, 2026; Pro forma metrics are represented at close and fully-synergized where applicable  Opportunity To Optimize The Balance Sheet  Meaningful Cross-Sell Opportunities     ENHANCE DEPOSIT FRANCHISE  EXPAND COMMERCIAL LENDING     ~15% ROATCE  Current Strategy  64%  74%  Commercial loans  Advances evolution to a commercial bank    10%  15%+  ROATCE  Accelerates profitability journey    61%  73%  Non-time deposits  Enhances digital capabilities and enhances funding flexibility  

Greg Seibly
Chief Executive Officer
Board Director

Union · FHLBank San Francisco · UMPQUA · STERLINGBANK · BANK OF AMERICA · usbancorp · WELLS FARGO

Brent Beardall
President
Board Director

WaFd — 25 years
Deloitte. — 6 years

Senior Management Team Has Significant Integration Experience

Sterling · usbancorp / UnionBank · TIAA Bank / TIAA · UMPQUA / STERLINGBANK · WaFd / Luther Burbank

Combined Company Exhibits Culture of Excellence

Leadership Structure

BOARD OF DIRECTORS

7 EverBank | WaFd 6

Robert Radway
Chairman

MANAGEMENT TEAM
years of experience

Greg Seibly
Chief Executive Officer
>35 years

Brent Beardall
President
31 years

Pat Rusnak
Chief Financial Officer
>20 years

Seth Waller
Chief Credit Officer
30 years

Mercy Anne Martin
Chief Risk Officer
29 years

Mark Baum
General Counsel
26 years

Kim Robison
COO, Regional Banking
>35 years

Source: Company filings

14

 Senior Management with Deep Market Experience and Proven Track Record   Greg Seibly  Chief Executive Officer  Board Director  Brent Beardall  President  Board Director  Leadership Structure  Robert Radway  Chairman  Greg Seibly  Chief Executive Officer  >35 years  Brent Beardall  President  31 years  BOARD OF DIRECTORS  MANAGEMENT TEAM  25 years  Senior Management Team Has Significant Integration Experience  Combined Company Exhibits Culture of Excellence  Pat Rusnak  Chief Financial Officer  >20 years  Mercy Anne Martin  Chief Risk Officer  29 years  Kim Robison  COO, Regional Banking  >35 years  Mark Baum  General Counsel  26 years  Seth Waller  Chief Credit Officer  30 years  5-Star BauerFinancial Rating  Awarded “Superior”  5-star rating for competitive rates and financial strength  Best Internet Banks of 2025  Awarded Kiplinger’s Best Internet Banks of 2025 Award  Best-in-State Bank  Best Banks  Recognized by Forbes among America’s Best Banks  Recognized by Forbes among America’s Best Banks  Source: Company filings  6 years  years of experience

 Overview of Standalone EverBank

EverBank at a Glance

Growth-Oriented, Profitability Focused

$46.7B
Assets

$37.7B
Deposits

$37.1B
Loans & Leases

$9.1B
Cash & Securities

53%
Adj. Efficiency Ratio (1) (2)

2.59%
NIM (2)

0.45%
Adj. NPAs / Assets (4)

0.02%
NCOs / Avg. Loans

Growth
Loans ($B)
CAGR: 12%
$26
$37
2023
2Q26

Profitability
ROAA
0.28%
0.59%
0.71%
0.96%
2023
2024
2025
YTD 2026

Digitally Led, Efficient Deposit Gathering Strategy

~500,000
Deposit Accounts

87%
FDIC-Insured

5+ years
Average Tenure (3)

$55k
Avg. Account Size

Sweeps & Other
13%
Financial Centers
27%
Commercial & Specialty
13%
$38B
47%
Consumer Digital

Since 2023, deposits grew 38% (11% CAGR)

Relationship Driven, National Commercial Lending

Loan Mix
Origination Mix
Commercial
Commercial Real Estate
Residential (5)
57%
23%
20%
2Q26
68%
32%
2Q26

Core Lending Lines
Structured Real Estate
Lender Finance
Fund Finance
Corporate Debt Finance
Structured Mortgage Finance
Equipment Lending
Legacy Comm. Real Estate
Residential Mortgage
C&I (6)
Multi-family
CRE Bridge
EverBank
Legacy Runoff

16

 EverBank at a Glance  $46.7B  Assets  $37.7B  Deposits  $37.1B  Loans & Leases  $9.1B  Cash & Securities  53%  Adj. Efficiency Ratio (1) (2)   2.59%  NIM (2)  Digitally Led, Efficient Deposit Gathering Strategy  Relationship Driven, National Commercial Lending  Loan Mix  Residential (5)   Commercial Real Estate  Commercial  0.45%  Adj. NPAs / Assets (4)   0.02%  NCOs / Avg. Loans  Growth-Oriented, Profitability Focused  Loans ($B)  Since 2023, deposits grew 38% (11% CAGR)  Since 2023, loans grew 41%, while yields increased by 56 bps  ROAA  Growth  Profitability  CAGR: 12%  Source: Company filings, EverBank management, S&P Global Market Intelligence  Notes: Financial data as of June 30, 2026; Percentages may not sum due to rounding  1. Adjusted for one-time costs; 2.Reflects QTD; 3. Reflects tenure within digital bank; 4. Excludes government-insured pool buyout loans for which payment is insured by the government; 5. Residential includes consumer loans, HELOCs and EBOs; 6. C&I includes Life Lending, Public Finance and SBA lending  Core Lending Lines  Fund   Finance  Corporate  Debt  Finance  Lender  Finance  Structured  Real   Estate  Multi-  family  C&I (6)  Equipment  Lending  Legacy   Comm.  Real Estate  Residential  Mortgage   CRE  Bridge  The Premier, Multi-channel Specialty Commercial Bank With National Reach  Origination Mix  StructuredMortgageFinance  87%  FDIC-Insured  5+ years  Average Tenure (3)  ~500,000  Deposit Accounts  $55k  Avg. Account Size  $38B  Financial Centers  Consumer Digital  Sweeps & Other  Commercial & Specialty

 Digital Deposits Provide a Stable, Efficient and Scalable Source of Funding  Digital Bank Pioneers with Long-Term Relationships  Designed to deliver stable, durable funding   Ability to quickly scale to fund loan growth  Highly efficient with meaningful operating leverage  Data-driven, targeted marketing approach creates cost effective acquisition  Demonstrated Stickiness Through Macro Stress  1998  Digital Bank launch  5+ yrs  Avg. tenure  $17.7B  Deposits  ~370k  Total Accounts  <1.00%  Monthly Attrition  $48k  Avg. Account Size  During the bank liquidity panic (SVB), EverBank grew digital deposits while most mid-sized banks experienced deposit outflows  Source: Company filings, EverBank management, S&P Global Market Intelligence  Notes: Financial data as of June 30, 2026  1. EverBank reflects growth of direct bank deposits, KRX quartiles reflect growth in total deposits excluding brokered and reciprocal deposits; 2. Represents the Nasdaq Regional Banking Index  2Q23  1Q23   KRX (2)  Bottom   quartile  Middle   quartile  Top   quartile  QoQ Deposit Growth During the 2023 Liquidity Panic (1)

History of EverBank

1994 – **Founded by Alliance Capital Partners**

- *Received Bank charter*
- *Expanded bank strategy*
- *Added diversified asset generation channels*
- *Expanded branches in strategic locations outside Jacksonville*

2012 – **Initial public offering of EverBank**

- *Business optimization & organic growth*

2017 – **Sale to TIAA completed**

2023 – **TIAA sold to private investors and rebranded EverBank**

Actions Taken Under New Leadership

FULL COMMERCIAL BANK

DEPOSIT AND FUNDING OPTIMIZATION

EXECUTION OF VALUE ENHANCING ACQUISITIONS

- ✓ Acquired Primis Life Premium Finance
- ✓ Acquired Sterling Bank

Results Under New Leadership

IMPROVED ASSET MIX – LOAN PORTFOLIO MIX

Residential (1)
CRE
Asset-Backed Lending
Consumer
Structured Mortgage
Equipment Financing
C&I
13%
34%
11%
$26B
16%
26%
2023
12%
2%
18%
4%
10%
$37B
23%
31%
2Q26

RIGHT-SIZED EXPENSE BASE – NIX / ASSETS

NIX ($M)
$760(2)
$693
2.09%
1.49%
2023
2Q26

ENHANCED PROFITABILITY – ROAA

NI($M)(3)
$89
89% CAGR
$398
0.96%
0.28%
2023
YTD 2026

18

 EverBank’s Management Team Has Successfully Transitioned a Thrift to an Efficient Commercial Bank  Source: Company filings, EverBank management  Notes: Financial data as of June 30, 2026; Quarterly data reflects annualized figures; Percentages may not sum due to rounding  1. Residential excludes consumer loans, HELOCs and EBOs; 2. Includes shared services; 3. Net income to common  Actions Taken Under New Leadership  History of EverBank  Residential (1)  CRE  Asset-Backed Lending  Structured Mortgage  C&I  IMPROVED ASSET MIX – LOAN PORTFOLIO MIX  RIGHT-SIZED EXPENSE BASE – NIX / ASSETS  ENHANCED PROFITABILITY – ROAA  $760(2)  $693  Equipment Financing  $26B  $37B  2023  2Q26  Consumer  NIX($M)  Changed its charter to a National Bank from a Thrift  Expanded deposit client focus beyond TIAA customers  Shifted focus to higher-yielding commercial loans  Mortgage runoff supports the shift toward higher-yielding commercial lending  Addition of 9 new lending verticals  FULL COMMERCIAL BANK  Accelerated de novo branch strategy to complement digital bank  Reduced wholesale funding  Significantly increased core deposit base  DEPOSIT AND FUNDING OPTIMIZATION  Acquired Primis Life Premium Finance  Acquired Sterling Bank  EXECUTION OF VALUE ENHANCING ACQUISITIONS  Added diversified asset generation channels   Business optimization & organic growth  Servicing TIAA participants / exit of non-strategic verticals, including mortgage banking  Results Under New Leadership  Expanded branches in strategic locations outside Jacksonville  Expanded bank strategy     Received Bank charter  Founded by Alliance   Capital Partners  1994  2017  Sale to TIAA completed  TIAA sold to private investors and rebranded EverBank  2023  $89  $398  NI($M)  (3)  89% CAGR  Today  Built an efficient, profitable and high-growth commercial bank  Initial public offering of EverBank  2012

Transformation is Driving Meaningful Improvement in Financial Performance

■ Actual ■ Management Forecast

Efficiency Ratio (1)

'26 YTD: 53%
85%
65%
61%
53%
51%
51%
2023
2024
2025
2026
2027
2028

Net Interest Margin

'26 YTD: 2.62%
2.05%
2.34%
2.62%
2.65%
2.74%
2.78%
2023
2024
2025
2026
2027
2028

ROAA (1)

'26 YTD: 0.96%
0.28%
0.59%
0.71%
0.94%
0.98%
1.00%
2023
2024
2025
2026
2027
2028

Loans HFI ($B)

17% CAGR
7% CAGR
$26.2
$29.5
$35.9
$38.6
$41.9
$43.5
2023
2024
2025
2026
2027
2028

Deposits ($B)

16% CAGR
7% CAGR
$27.2
$31.6
$36.8
$40.2
$43.8
$45.7
2023
2024
2025
2026
2027
2028

Net Income to Common ($M) (1)

'26 YTD: $199
72% CAGR
23% CAGR
$89
$186
$262
$394
$438
$486
2023
2024
2025
2026
2027
2028

19

 Net Interest Margin  Loans HFI ($B)  Deposits ($B)  Management Forecast  Actual  Transformation is Driving Meaningful Improvement in Financial Performance  17% CAGR  7% CAGR  16% CAGR  7% CAGR  72% CAGR  23% CAGR  ‘26 YTD: $199  ‘26 YTD: 0.94%   ‘26 YTD: 2.58%   ‘26 YTD: 53%   ROAA (1)   Net Income to Common ($M) (1)   Efficiency Ratio (1)   Source: EverBank management; S&P Global Market Intelligence  1. Not adjusted for one-time costs  Q’2 annualized: $436  Q’2 annualized: 1.02%  Q’2 annualized: 2.58%  Q’2 annualized: 53%   ‘26 YTD: $199  ‘26 YTD: 0.96%   ‘26 YTD: 2.62%   ‘26 YTD: 53%

 Financial Rationale

 Key Financial Assumptions  Standalone earnings:  WaFd: Consensus earnings estimates through 2027(1)  EverBank: Management forecast through 2028, as reflected on slide 19  Cost savings:  $135mm annual run-rate pre-tax cost savings (~11% of the combined NIX); grown 3% annually  40% phase-in during 2027, 100% phase-in by 2H 2028  Revenue synergies:  Not modeled in pro forma financial metrics; significant opportunities identified, including insurance and wealth(2)  One-time costs:  $280mm pre-tax (for illustrative purposes, fully reflected in pro forma capital at closing)  Credit mark:  $313mm (1.55% of WaFd’s projected gross loans at closing, 1.45x WaFd’s loan loss reserve at close)  Fair value marks on WaFd:  ($601mm) pre-tax loan mark accreted 10 years using straight-line method  ($145mm) pre-tax securities mark accreted 4.5 years using straight-line method  $29mm pre-tax fixed assets mark amortized 40 years using straight-line method  $15mm pre-tax time deposits mark amortized 1 year using straight-line method  $3mm pre-tax other borrowings mark amortized 2 years using straight-line method  $105mm preferred equity mark  CDI:  Core deposit intangible of $357mm, 2.8% of WaFd’s core deposits, amortized over 10 years using sum-of-years digits  Other:  Company plans to enter into hedges to manage interest rate risk between announce and close  Outstanding EverBank options rolled into economic equivalent for the pro forma company  Pro forma metrics reflect illustrative January 1, 2027 closing date  Source: Company filings; FactSet; S&P Global Market Intelligence   Notes:  1. Based on mean analyst consensus estimates as of September 4, 2026; 2. Excludes TIAA depositors which, by agreement, may not be solicited for wealth management services

Overview of Cost Savings and Integration Timeline

Cost Synergies Schedule ($mm)

Annualized cost synergies
Realized cost synergies
% Phased in
$135
$135
$139
$54
40%
$108
$139
100%
2027E
4Q 2027 run-rate
Mid-year 2028E run-rate

Summary of Cost Synergies

General & admin
Compensation
$135M
11% of combined expenses
Technology & occupancy

Core Conversion and Integration Timeline

Key Milestones

- Target close date[1]: Q1'27
- Q2'27
- Q3'27
- Q4'27
- Core conversion date: H1'28
- Integration completion target: H2'28

Integration Plan

Source: EverBank management
Notes:
1. Legal Day 1

22

 Overview of Cost Savings and Integration Timeline   Source: EverBank management  Notes:  1. Legal Day 1  Cost Synergies Schedule ($mm)  Defined key leadership roles and organizational structure to support post-close execution  Establishment of Integration Management Office (“IMO”)  Includes senior leaders from both organizations across operations, technology, HR, finance, legal & regulatory, communications, and project management  Provides clear accountability and decision-making authority across integration workstreams prior to close  Enables front-line teams to remain focused on customers while ensuring disciplined execution against key integration milestones  Launched 27 integration workstreams with designated business owners  Advanced key technology decisions including core, accounting and HR-related systems  Management team highly experienced with M&A integration  Integration Plan  Realized cost synergies  Annualized cost synergies   Key Milestones  Q1’27  H2’28  Q2’27  Q3’27  Q4’27  H1’28  Target close date(1)  Core conversion date  Integration completion target  Core Conversion and Integration Timeline  Summary of Cost Synergies  $135M  Compensation  Technology & occupancy   General & admin  11% of combined expenses  40%  100%   % Phased in  2027E  Mid-year 2028E run-rate

Strong Financial Profile with an Efficient, Scalable Operating Model

2027E Pro Forma Financials and 2028E Targets

Efficiency Ratio

55%
51%
45%
~45%
2027
2027
2027
pro forma
2028
target

Noninterest Expense / Assets

1.65%
1.49%
1.47%
~1.45%
2027
2027
2027
pro forma
2028
target

Net Interest Margin

2.83%
2.74%
2.89%
~2.95%
2027
2027
2027
pro forma
2028
target

ROAA

0.95%
0.98%
1.10%
~1.15%
2027
2027
2027
pro forma
2028
target

ROATCE

10.5%
11.9%
15% +
15% +
2027
2027
2027
pro forma
2028
target

Net Income to Common ($mm)

EPS
$3.37
$4.34
$250
$438
$788
$865+
2027
2027
2027
pro forma
2028
target

23

 Net Income to Common ($mm)   Efficiency Ratio   ROATCE   Source: Company filings; EverBank management; FactSet  Notes: Represents fully synergized metrics on a calendar year basis; WaFd standalone based on mean analyst consensus estimates as of September 4, 2026  Strong Financial Profile with an Efficient, Scalable Operating Model  ROAA  |  2027  2027  2027  |  2027  |  2028  2027  2027  |  2027  |  2028  2027  2027  |  2027  |  2028  2027  2027  15%+  2027E Pro Forma Financials and 2028E Targets  target  target  target  pro forma  pro forma  Net Interest Margin  |  2027  |  2028  2027  2027  target  pro forma  Noninterest Expense / Assets  |  2027  |  2028  2027  2027  target  pro forma  pro forma  pro forma  $3.37  $4.34  EPS  |  2028  target

 Drivers of Earnings Power  Source: Company filings; EverBank management; FactSet; S&P Global Market Intelligence   Notes: Market data as of September 4, 2026; Financial data as of June 30, 2026; WaFd standalone based on mean analyst consensus estimates as of September 4, 2026; Metrics shown on a calendar year basis  1. Reflects after-tax metrics; 2. Includes interest rate mark accretion, AOCI amortization, swap cash flow and cost of cash on the restructuring charge; 3. Excludes TIAA depositors which, by agreement, may not be solicited for wealth management services  Combination Unlocks Earnings Power  Additional Upside Levers  Back-book redeployment — Redeploy low-yielding legacy assets into higher risk-adjusted return loans  Balance-sheet scale — A larger combined balance sheet expands underwriting capacity  Portfolio granularity & diversification — Greater loan granularity and sector diversification reduce concentration risk and create a platform to expand existing verticals  Up-market capability — Enhanced products and balance-sheet capabilities enable the combined franchise to serve larger, more sophisticated clients  Funding optimization — Flexibility to optimize funding mix across branch and digital channels   Expand insurance income — Cross-selling personal and commercial insurance across the combined franchise  Wealth cross-sell — WaFd's wealth management offering can be extended to EverBank’s affluent client base (3)  Capital return optionality — Robust capital generation affords flexibility for capital return alongside organic reinvestment  Long-term targets:   15%+ ROATCE  High-single digit core loan growth  NII & merger adjustments(1) (2)  WaFd ’27E consensus net income  EverBank ’27E net income  Fully phased in synergies(1)  CDI amortization  Pro forma net income  10.5%  11.9%  15%+  |  ’27E ROATCE  $3.37  ~29%  $4.34  ’27E EPS

Balance Sheet Position

Capital Framework

Well Capitalized Balance Sheet at Close

TCE / TA
7.0%
CET1
9.8%
Tier 1 Capital
11.2%
Total Capital
12.6%
Tier 1 Leverage
8.1%
>10% CET1
1–2 quarters
post-close

Near to Medium Term Balance Sheet Targets

~20%	Mid 90%	25–35%	10%+	8.0%+
Cash + Securities / Assets	*Loan / Deposit Ratio*	*Dividend Payout Ratio*	*CET1*	*Tier 1 Leverage*

25

 Strong Liquidity Position and Capital Provides for Balance Sheet Flexibility  Source: EverBank management; FactSet; S&P Global Market Intelligence   Note: For illustrative purposes, assumes all one-time costs are reflected in capital ratios at close  Capital Framework  Meaningful profitability drives excess capital generation, creating optionality for growth and returns   Capital management priorities include supporting organic growth, maintaining dividend payout ratio and prudent share buybacks  Preliminary estimate of capital impact with Basel III endgame proposal results in 125–140bps of additional capital  ~20%  Cash + Securities / Assets  25–35%  Dividend Payout Ratio  10%+   CET1  8.0%+  Tier 1 Leverage  Near to Medium Term Balance Sheet Targets  Mid 90%  Loan / Deposit Ratio  Well Capitalized Balance Sheet at Close  Balance Sheet Position  Neutral balance sheet positioning  Multiple sources of readily available liquidity  $15bn of residential mortgages running off providing incremental liquidity optionality over time  Conservative liquidity management maintaining substantial capacity to support future growth  82% of deposits are FDIC-insured or collateralized, supporting a stable and resilient funding base  >10% CET1   1–2 quarters post-close

Robust Risk Management with Solid Credit Quality

Credit Performance

Average NCOs / Average Loans since 2016

EverBank	WaFd	KRX[1]
5bps	(2bps)	13bps

Credit Mark Adds to Robust Loss Absorbing Capacity

1.55% Credit Mark

1.45x WaFd Reserves

Reduced Concentration

CRE Concentration (% of total capital) (2)
342%
266%

26

 Robust Risk Management with Solid Credit Quality  Source: Company filings; S&P Global Market Intelligence  Notes: Financial data as of June 30, 2026  1. Represents the Nasdaq Regional Banking Index; 2. Reflects bank level concentration  Credit Performance  Disciplined credit approach and conservative underwriting philosophy with strong collateral  Demonstrated low credit losses across portfolio  Consistently strong credit quality characterized by low net-charge offs  Loan portfolio marked in purchase accounting  1.55%  Credit Mark  Credit Mark Adds to Robust Loss Absorbing Capacity  1.45x  WaFd Reserves  ACL  Fair value mark  Loss absorption capacity  % of total loans  1.09%  0.77%  1.86%  CRE Concentration (% of total capital) (2)  Reduced Concentration  Average NCOs / Average Loans since 2016  5bps  (2bps)  13bps  KRX  (1)  |

Deep Diligence Conducted by Experts

EverBank + WaFd

Mutual Diligence Focus Areas

Thorough Due Diligence Process with Deep Dive in Credit

Third-Party Diligence Partners

SRA, Clayton, Cornerstone Advisors, Curinos, CBRE

Diligence Done on EverBank	Diligence Done on WaFd
$16.9bn Commercial loan balances	**$5.6bn** Commercial loan balances
90% Large commercial loans [1]	**90%** Large commercial loans [2]
100% Criticized loans (special mention or worse) [3]	**95%** Criticized loans (special mention or worse) [3]

Highly sophisticated investors with substantial M&A experience

Stone Point Capital, Warburg Pincus, RCP Reverence Capital Partners, Sixth Street, Bayview Asset Management, TIAA

27

 Deep Diligence Conducted by Experts  [ ]  Third-Party Diligence Partners  Thorough Due Diligence Process with Deep Dive in Credit  Mutual Diligence Focus Areas  Diligence Done on EverBank  Diligence Done on WaFd  Credit and Underwriting  Finance and Accounting  Funding and Liquidity  Regulatory  Legal  Risk Management  Compliance  Human Resources  Corporate Real Estate  Information Technology  Branch Strategy  Operations                          $16.9bn  Commercial loan balances  100%  Criticized loans   (special mention or worse) (3)  $5.6bn  Commercial loan balances  95%  Criticized loans   (special mention or worse) (3)  Highly sophisticated investors with substantial M&A experience  +  Notes:  1. Represents loans of $40 million and above; 2. Represents loan of $15.5 million and above; 3. Represents criticized loans of $1.75 million and above  90%  Large commercial loans (1)  90%  Large commercial loans (2)

 Significant Value Creation

Illustrative P/TBV Versus ROATCE Regression Implied Value Creation

Combined Company Positioned for Upside

y = 12.68x – 0.16
R² = 62%
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
P/TBV
(2)
6.0%
9.0%
12.0%
15.0%
18.0%
21.0%
2027E ROATCE

Illustrative Combined Company

Tangible book value per share at close:	**$29.24**
2027E ROATCE:[2]	**15%+**
Regression implied price / TBV: *Price / TBV at announcement*	**1.79x** *1.18x*
Implied share price:	**$52.41**
Implied upside to WaFd shareholders:	**~44%**

29

 Illustrative P/TBV Versus ROATCE Regression Implied Value Creation  Combined Company Positioned for Upside  Source: Company filings; FactSet; S&P Global Market Intelligence  Note: Financial data as of June 30, 2026; Market data as of September 4, 2026; Metrics shown on a calendar year basis  1. Represents banks in the Nasdaq Regional Banking Index; 2. Based on fully-synergized 2027E ROATCE  Implied Valuation vs. Regional Bank Index(1): 2027E ROATCE vs. Price / Tangible Book Value  (2)  y = 12.68x – 0.16  R2 = 62%  Illustrative Combined Company  Tangible book value per share at close:  $29.24  2027E ROATCE:(2)  15%+  Regression implied price / TBV:  1.79x  Implied share price:  $52.41  Implied upside to WaFd shareholders:  ~44%  Price / TBV at announcement  1.18x

 Illustrative Value Creation at Various P/E Multiples  Source: Company filings; FactSet; S&P Global Market Intelligence  Note: Financial data as of June 30, 2026; Market data as of September 4, 2026  1. Represents 2027E pro forma EPS multiplied by indicative P/E ratio; 2. 2027E fully synergized  (2)  '27E P/E  KRX Median  Metric  8.5x  9.5x  10.5x  11.5x  12.5x  Illustrative P/E implied share price  (1)  $4.34  $36.89  $41.23  $45.57  $49.91  $54.25  Implied upside to WaFd share price  $36.30  ~2%  ~14%  ~26%  ~37%  ~49%  Implied pro forma price / TBVPS  $29.24  1.26x  1.41x  1.56x  1.71x  1.85x  (2)

 Compelling Investment Thesis  Scaled, multi-channel banking with a strong presence in attractive, high-growth markets  Highly complementary franchise with limited geographic and business overlap, mitigating execution risk  Clear path to achieving stated financial earnings targets, delivering a compelling return profile  Embedded earnings tailwind from low-yielding back-book runoff and redeployment into higher-yielding commercial loans  Additional upside opportunities from insurance cross-sell and wealth management  Strong credit profile underpinned by a fully-marked and thoroughly diligenced loan portfolio limits downside risk  Experienced management team with a demonstrated integration track record  Meaningful Value Creation Opportunity with Limited Downside Risk  ~29%  2027E EPS accretion (1)  ~500bps  ROATCE improvement (2)  25–45%  Implied share price upside (4)   (8.6%)  TBV dilution   Source: Company filings; FactSet; S&P Global Market Intelligence   Notes: Financial data as of June 30, 2026; Market data as of September 4, 2026  1. Based on fully-synergized profitability metrics on a calendar year basis; 2. In comparison to WAFD’s mean consensus estimates as of September 4, 2026; 3. TBV earnback period reflects crossover method; 4. See pages 29 and 30   2.0 years  of earnback (3)

 Appendix

  Regional Channel: Relationship Banking in Highly Attractive Markets  Source: Company filings; EverBank management; S&P Global Market Intelligence  Notes:  1. 2025 financial services benchmark, a score of 70 or higher is considered “world class”, a score of 50 or higher is considered “excellent”, a score of 30 or higher is considered “very good”, a score of 0–30 is considered “good”   Serves as the bank’s core in-market relationship banking franchise with a 110-year history  Delivery primarily through 254 financial centers located across the Western U.S., Texas and Florida  Target middle market companies, small businesses, and consumers (deposits only)  Focused on fostering long-term, multi-product relationships and delivering concierge level of service  Offering includes lending, deposits, wealth management, insurance, business banking, SBA and treasury management  Accelerating transition toward commercially-focused bank through runoff of legacy residential mortgage exposure  Investments in customer service, usability and technology translate into “excellent” Net Promoter Scores(1) (58 versus peer median of 8)  Key opportunities:   Build further scale in Florida, Texas and California  Bring Insurance, Wealth and Business Banking capabilities to EverBank’s 42 financial centers  Highlights  1  Overview  $31.3B  Deposits  $18.2B  Loans  Brand:  Scaling Established Western Commercial Markets With A Strong Footprint In High-Growth MSAs  Florida  FL  Tampa  Miami  West PalmBeach  Jacksonville  Naples  Texas  TX  Dallas  Austin  San Antonio  Ft. Worth  Houston   (212)   (42)  Portland  MT  West region:  CA/FL:  Seattle  WA  Olympia  CA  ID  NV  NM  CO  WY  UT  AZ  OR  Salem  Boise  Carson City  SanFrancisco  San Jose  Los Angeles  Long Beach  San Diego  Phoenix  Las Vegas  Santa Fe  Salt LakeCity  Mesa

  National Channel: Industry Lending with Attractive Risk-adjusted Returns  Source: Company filings; EverBank management; S&P Global Market Intelligence  Notes:  1. Represents average of 2024 and 2025  Relationship driven, commercial lending across a diversified set of national industry verticals  Commitment to areas with potential to build scale and win without overextending across smaller business lines  Delivery through highly talented sales force with deep industry knowledge, providing tailored solutions  Focus on loans with attractive risk adjusted returns within industry verticals that have demonstrated low credit losses  Growth is led by thoughtful expansion in target products, geographic focus, and technology investments that drive differentiation  Key opportunity:  Further support lending channels with commercial and treasury management banking capabilities  Overview  Highlights  Core Lending Verticals  2  $9.6B  Deposits  $39.4B  Loans  Brand:  0.06%   Average Annual NCO Rate(1)  5.82%  Average Current Yield   Asset-Backed Finance  Full suite of product offerings across fund finance, corporate debt finance, lender finance  Commercial Real Estate Lending  Multifamily, CRE bridge (transitional, permanent multifamily, construction), structured real estate financing  Structured Mortgage Finance   Short-term revolving warehouse finance and MSR financing facilities to top tier non-bank lenders  Corporate Lending & Specialty Finance Group  Municipal critical infrastructure & tax-exempt revenue bonds tied to Community Improvement Districts  Equipment Finance  Expand partner program industry niches as well as capabilities for large equipment financing  Energy Lending  Targets mid-size operators in the upstream (Reserve Base Loans), mid-stream, and royalty-base lending

③ Digital Channel: National Deposit Platform Built for Scale

Highlights

Digital Bank Pioneers with Long-term Relationships

Brand: **EB Direct**	**~370k** Total Accounts	**$17.7B** Deposits
1998 Digital Bank launch	**5+ yrs** Avg. tenure	**$48k** Avg. Account Size

Bank Anytime, Anywhere
Secure access, payments, transfers and more.
KEY BENEFITS
Secure Access
Mobile Banking
Transfers
Bill Pay
Mobile Deposit
ENROLL NOW
DIGITAL BANKING FEATURES
Real-time Access
Mobile Deposit
Transfers
Alerts
Bill Pay
Card Controls
Security
Account Management

Source: Company filings; EverBank management

35

  Digital Channel: National Deposit Platform Built for Scale  Source: Company filings; EverBank management  Nationwide digital bank complementing strategic branch footprint  Designed to deliver durable funding and long-term balance sheet resilience, serving as a differentiated source of scale and growth  Uses a data-driven and targeted marketing approach to create cost effective acquisition and retention  Capitalizes on key markets with voids or attractive pricing dynamics across the country  Enhances new client acquisition and strengthens existing client loyalty through competitive yields  Tailored to limit cross channel conflicts in Regional Bank markets  Digital Bank Pioneers with Long-term Relationships  Highlights  1998  Digital Bank launch  5+ yrs  Avg. tenure  3  $17.7B  Deposits  Brand:  EB Direct  ~370k  Total Accounts  $48k  Avg. Account Size

Complementary, Diversified Business Model

Loan Portfolio Composition

CRE | Multifamily | 1–4 family | C&I[4] | C&D | Consumer / other

WaFd

$20B
17%
22%
34%
14%
11%
2%

\+

EverBank

$37B
9%
13%
20%
58%

=

WaFd | EverBank[2]

$58B
12%
16%
25%
42%
4%

	WaFd	EverBank	WaFd / EverBank[2]
Yield	*5.34%*	*5.55%*	*5.60%[3]*
ACL / Loans	*1.02%*	*0.88%*	*0.93%*
CRE Conc.[1]	*342%*	*187%*	*266%*
NDFI (%)	*0%*	*43%*	*28%*

Deposit Breakdown

Financial centers | Consumer direct | Commercial direct & specialty | Sweeps | Other

$21B
7%
22%
70%

\+

$38B
10%
3%
27%
13%
47%

=

$59B
7%
4%
16%
43%
30%

	WaFd	EverBank	WaFd / EverBank[2]
Cost	*2.36%*	*3.02%*	*2.73%*
# of customers	*~ 325,000*	*~ 335,000*	*~ 660,000*
% of FDIC insured / collateralized	*75%*	*87%*	*82%*

36

 $38B  $59B  Complementary, Diversified Business Model  Source: S&P Global Market Intelligence  Notes: Percentages may not sum due to rounding  1. Reflects bank level concentration; 2. Not inclusive of purchase accounting or merger-related adjustments; 3. Includes accretion income; 4. Includes Sterling loans allocated to C&I for EverBank   Loan Portfolio Composition  Deposit Breakdown  +  =  $21B  Commercial direct & specialty  Consumer direct  Other  Financial centers  5.34%  5.55%  5.60%(3)  Yield  Cost  Sweeps  1.02%  0.88%  0.93%  ACL / Loans  342%   187%  266%  CRE Conc. (1)  0%  43%  28%  NDFI (%)  # of customers  87%  % of FDIC insured / collateralized  2.36%  3.02%  ~ 325,000  ~ 335,000  82%  2.73%  ~ 660,000  75%  Loan Portfolio Composition  +  =  $20B  $37B  $58B  1–4 family  Multifamily  C&I(4)  CRE  C&D  Consumer / other  (2)  (2)

 Investor Area of Focus: Non-Depository Financial Institution Loans  Source: Company filings; EverBank management  Notes: Percentages may not sum due to rounding  FUND FINANCE (41%)  Launched in conjunction with TIAA sale   Led by fund finance industry leaders   Capital call/subscription, NAV hybrid facilities   Recently initiated syndication capabilities for larger, mandated facilities  No historical losses or criticized loans  Fund finance  CORPORATE DEBT FINANCE   Lender finance  STRUCTURED mortgage  $15.9B  LENDER FINANCE (10%)  Business launched 3Q’24 with hiring of team formerly from PacWest/CapitalSource / other banks   Credit facilities for non-bank lenders (consumer / small business), litigation finance and debt buyers  Robust collateral monitoring and cash monitoring and control features  No historical losses or criticized loans  CORP DEBT FINANCE (25%)  Active in business since 2012  Principally comprised of senior secured ABLs secured by highly diverse pools of first lien middle market loans  No material degradation due to recent private credit events   No historical losses or past due loans  STRUCTURED MORTGAGE (23%)  Acquired business in 2012 from MetLife  Traditional mortgage warehouse and MSR financing facilities (75% and 25%, respectively)  Substantial majority are uncommitted facilities  No historical losses or criticized loans  The NDFI portfolio reflects robust diversification  Exposure spans multiple asset classes within verticals, mitigating concentration risk and enhancing resilience through cycles  Asset-backed and secured by investor commitments or portfolio assets, reducing correlation to economic cycles  No historical loan loss within the NDFI portfolio  28% of pro forma total loans

Investor Area of Focus: Commercial Real Estate Loans

CRE Overview

Combination Creates a Well-balanced Portfolio

Distribution by Property Type (%)

Multifamily
Warehouse/Industrial
Office
Retail
Other
19%
4%
9%
13%
54%
$8B[1]
9%
4%
9%
15%
63%
$8B[1]
12%
7%
9%
14%
58%
$17B[1]

	WaFd	EverBank	WaFd / EverBank[2]
% of total loans	*38%*	*21%*	*27%*
% of capital [1]	*342%*	*187%*	*266%*
DSCR	*1.3x*	*1.6x*	*1.4x*
LTV	*48%*	*54%*	*51%*

38

 Investor Area of Focus: Commercial Real Estate Loans  Source: Company filings; EverBank management, S&P Global Market Intelligence  Notes: EverBank balance includes structured real estate, DSCR and LTV excludes structured real estate; Percentages may not sum due to rounding   1. Reflects bank level total capital; 2. Not inclusive of purchase accounting or merger-related adjustments  14%  4%  63%  15%  9%  9%  Well-diversified CRE portfolio focused on a granular, relationship-oriented lending approach  Portfolio focused on attractive, high-demand areas, including financing of essential housing in markets with growing reach across the West Coast  Brings together strong commercial underwriting expertise and disciplined credit cultures, as demonstrated by the portfolio's minimal historical loss experience  EverBank launched a new Bridge CRE lending group in 1Q26 focused on sponsor-backed senior financing opportunities for value-add and repositioning commercial real estate properties  Combination immediately addresses WaFd’s CRE concentration with pro forma CRE concentration well-below 300%  CRE Overview  Combination Creates a Well-balanced Portfolio  % of total loans  % of capital (1)  Distribution by Property Type (%)  $8B  $8B  $17B   Retail   Warehouse/Industrial   Office   Multifamily    Other  DSCR  21%  187%  1.6x  54%  38%  342%  1.3x  48%  27%  266%  1.4x  51%  LTV  (2)  |  (1)  (1)  (1)

EverBank Standalone Summary Income Statement

$ in millions

Actual | Management Forecast

Net Interest Income

Net Interest Margin

2.05%
2.34%
2.62%
2.65%
2.74%
$730
$896
$1,121
$1,229
$1,335
2023
2024
2025
2026
2027

Provisions

Provisions / Avg. loans

0.05%
0.09%
0.20%
0.07%
0.14%
$15
$25
$62
$25
$54
2023
2024
2025
2026
2027

Noninterest Income

Fee Income Ratio

19%
9%
9%
7%
8%
$166[1]
$87
$109
$99
$115
2023
2024
2025
2026
2027

Noninterest Expense

NIX / Avg. Assets

2.09%
1.66%
1.73%
1.51%
1.49%
$760[2]
$643
$746
$706
$737
2023
2024
2025
2026
2027

Pre-Provision Net Revenue

PPNR / Avg. Assets

0.49%
0.88%
1.12%
1.32%
1.45%
$136
$341
$484
$622
$713
2023
2024
2025
2026
2027

Net Income to Common

ROAA

0.28%
0.59%
0.71%
0.94%
0.98%
$89
$186
$262
$394
$438
2023
2024
2025
2026
2027

39

 EverBank Standalone Summary Income Statement  $ in millions  Noninterest Income  Provisions  Net Interest Income  2.05%  2.34%  2.62%  Net Interest Margin  0.05%  0.09%  0.20%  Provisions / Avg. loans  Net Income to Common  Pre-Provision Net Revenue  Noninterest Expense  19%  9%  9%  Fee Income Ratio  2.09%  1.66%  1.73%  NIX / Avg. Assets  0.49%  0.88%  1.12%  PPNR / Avg. Assets  0.28%  0.59%  0.71%  ROAA  Source: Company filings; S&P Global Market Intelligence; EverBank management  Notes: Metrics shown on a calendar year basis  1. TIAA retained the bank’s trust business, which was excluded in the sale to private investors in 2023; 2. Includes shared services  Management Forecast  Actual  2.65%  2.74%  0.07%  0.14%  7%  8%  1.51%  1.49%  1.32%  1.45%  0.94%  0.98%  (2)  (1)

EverBank Standalone Summary Balance Sheet

$ in billions

■ Actual ■ Management Forecast

Cash and Securities

Cash
Securities
Cash and Securities / Assets[1]
25%
26%
21%
18%
18%
$9.2
$10.5
$9.7
$8.6
$9.0
$1.5
$0.7
$1.0
$0.7
$0.7
2023
2024
2025
2026
2027

Gross Loans

Loans / Deposits[2]
96%
93%
98%
96%
96%
$26.2
$29.5
$35.9
$38.6
$41.9
2023
2024
2025
2026
2027

Allowance for Loan and Lease Losses

LLR / Gross Loans
0.88%
0.80%
0.80%
0.89%
0.90%
$0.2
$0.2
$0.3
$0.3
$0.4
2023
2024
2025
2026
2027

Deposits

Deposits / Funding
86%
87%
89%
94%
95%
$27
$32
$37
$40
$44
2023
2024
2025
2026
2027

Borrowings

Borrowing / Funding
14%
13%
11%
6%
5%
$4
$5
$5
$2
$2
2023
2024
2025
2026
2027

Common Equity Tier 1

Total Risk-Based Capital
17.7%
14.6%
13.6%
14.2%
13.9%
13.8%
11.0%
9.8%
10.4%
10.3%
2023
2024
2025
2026
2027

40

 EverBank Standalone Summary Balance Sheet  $ in billions  Allowance for Loan and Lease Losses  Gross Loans  Cash and Securities  Common Equity Tier 1  Borrowings  Deposits  Securities  Cash  25%  26%  21%  Cash and Securities / Assets  96%  93%  Loans / Deposits  (2)  0.88%  0.80%  0.80%  LLR / Gross Loans  86%  87%  Deposits / Funding  Borrowing / Funding  Total Risk-Based Capital  (1)  Source: Company filings; S&P Global Market Intelligence; EverBank management  Notes: Metrics shown on a calendar year basis  1. Includes Cash and Cash Equivalents and Investments less HTM & Other Investments; 2. Excludes loans held for sale  17.7%  14.6%  13.6%  14%  13%  11%  98%  89%  Management Forecast  Actual  18%  18%  96%  96%  0.89%  0.90%  94%  95%  6%  5%  14.2%  13.9%

Purchase Accounting Summary

Tangible book value reconciliation

Pro forma tangible book value reconciliation	$mm	mm shares	$ per share
WaFd			
WaFd tangible common equity (MRQ)	$2,279	74.0	$30.82
Six months of earnings and amortization	87		
Standalone WaFd TCE at close	$2,366	74.0	$31.97
Pro forma			
Standalone WaFd TCE at close	$2,366	74.0	
EverBank common equity at closing	3,541		
Reversal of WaFd tangible common equity	(2,366)		
Merger consideration for accounting purposes	2,697	103.1	
EverBank transaction expenses	(180)		
Goodwill created	(523)		
Intangibles created	(357)		
Pro forma TBVPS	$5,178	177.1	$29.24
Accretion / (dilution) – $			*($2.74)*
Accretion / (dilution) – %			*(8.6%)*

Goodwill calculation

	$mm
Deal value[1]	$2,697
WaFd tangible common equity at close	$2,366
WaFd transaction expenses accrued at close	(32)
Reversal of DTLs related to intangibles	6
After-tax write up / (down) – HTM securities	(78)
After-tax net credit mark on loans	(73)
After-tax write up / (down) – net loans	(445)
After-tax write up / (down) – fixed assets	21
After-tax write up / (down) – derivatives	25
After-tax write down / (up) – time deposits	11
After-tax write down / (up) – borrowings	2
After-tax write down / (up) – preferred	105
Adjusted WaFd tangible common equity at close	$1,910
Purchase price	$2,697
Adjusted tangible common equity	(1,910)
Core deposit intangible	(357)
Deferred tax liability on core deposit intangible	93
Goodwill created	$523

41

 Purchase Accounting Summary  Source: Company filings; FactSet; S&P Global Market Intelligence   Notes:   WaFd earnings based on mean analyst consensus estimates as of September 4, 2026; Number of WaFd shares to be issued at closing will depend on the number of fully diluted shares of WaFd as of closing (calculated using the treasury stock method based on the 10-day VWAP of the WaFd shares prior to closing) to target an ownership split of 59.2% to EverBank and 40.8% to WaFd; includes additional dilutive commitments; ¹ Deal value represents WaFd share price of $36.30 as of Friday September 4, 2026, and fully diluted shares  Tangible book value reconciliation  Goodwill calculation  preferred

Pro Forma Earnings per Share Accretion

Earnings per share accretion	2027
WaFd standalone net income[1]	$250
EverBank standalone net income	438
Combined net income	**$688**
Cost synergies	40
Accretion / (amortization) of securities mark and AOCI	22
Accretion / (amortization) of loan mark	44
Accretion / (amortization) of deposit mark	(11)
Accretion / (amortization) of debt mark	(1)
Amortization of CDIs (after-tax)	(48)
Accretion / (amortization) of building mark	0.3
Other impacts[2]	(5)
Pro forma net income	**$729**
Cost savings (fully synergized)	100
Pro forma net income (fully-synergized)	*$789*
WaFd weighted average diluted shares outstanding	74.3
Diluted shares issued to EverBank[3]	107.7
Pro forma average diluted shares outstanding	**182.0**
Pro forma EPS	$4.34
WaFd standalone EPS	$3.37
Accretion / (dilution) ($)	**$0.97**
Accretion / (dilution) (%)	**28.8%**

42

 Pro Forma Earnings per Share Accretion  Source: Company filings; EverBank management; FactSet; S&P Global Market Intelligence   Notes: Metrics shown on calendar year basis  1. Based on mean analyst consensus estimates as of September 4, 2026; 2. Other impacts include cost of cash, existing WaFd amortization expense; 3. Number of WaFd shares to be issued at closing will depend on the number of fully diluted shares of WaFd as of closing (calculated using the treasury stock method based on the 10-day VWAP of the WaFd shares prior to closing) to target an ownership split of 59.2% to EverBank and 40.8% to WaFd; includes additional dilutive commitments   Earnings per share accretion

 STRONGER TOGETHER